                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number          811-5447
                                  ----------------------------------------------

                AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI                                  64111
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip code)

      CHARLES A. ETHERINGTON, 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 816-531-5575
                                                   -----------------------------

Date of fiscal year end:   06-30
                        --------------------------------------------------------

Date of reporting period:  06-30-2008
                         -------------------------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

[front cover]

ANNUAL REPORT
JUNE 30, 2008

[american century investments logo and text logo®]

AMERICAN CENTURY INVESTMENTS

DISCIPLINED GROWTH FUND
EQUITY GROWTH FUND
INCOME & GROWTH FUND

PRESIDENT'S LETTER

[photo of Jonathan Thomas]

JONATHAN THOMAS

Dear Investor,

At American Century Investments®, we are committed to helping you reach your financial goals. Your success is the ultimate measure of our performance.
That's why we focus on achieving superior investment results and building long-term relationships with investors like you.

Part of that relationship is to clearly communicate investment results and what influenced them. To help you monitor your investment with us, we take pride in providing you with the annual report for the American Century®
Disciplined Growth, Equity Growth, and Income & Growth funds for the 12 months ended June 30, 2008. We also recommend americancentury.com, where we provide company news, quarterly portfolio commentaries, investment views, and other useful information.

As noted on the website, 2008 marks the 50th anniversary of American Century
Investments. Since 1958, we've worked to make wise decisions with your interests as our guide. Fifty years also means that we've met the challenges of previous economic downturns. As we've crossed those hurdles and earned your trust, our assets under management have grown to nearly $100 billion, putting us in the top 5% of our industry. This growth has given us the resources to offer a wide array of financial products and services, including a well-diversified lineup of portfolios that provides you with many choices in these uncertain times.

Though our offerings are diverse, they share several key qualities, including our disciplined investment approach and active, team-based management. Strict adherence to our processes and long-term strategies allows us to stay focused during volatile periods. Investors in our portfolios also benefit from the sum of our investment teams' expertise as they share research and information.

We'll continue to work hard to earn your trust. Thank you for your continued
support.

Sincerely,

/s/Jonathan Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns. . . . . . . . . . . . . . . . . . . . . .       2

DISCIPLINED GROWTH

EQUITY GROWTH

INCOME & GROWTH

FINANCIAL STATEMENTS

OTHER INFORMATION

     Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     64
     Approval of Management Agreements for

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century
Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American
Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century
Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities.
Performance information for comparative indices and securities is provided to
American Century Investments by third party vendors. To the best of American
Century Investments' knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By John Schniedwind, Chief Investment Officer, Quantitative Equity

STOCKS STUMBLED AMID WEAK ECONOMY AND TURBULENT CREDIT MARKETS

The broad U.S. equity indexes suffered double-digit declines for the 12 months ended June 30, 2008, in an environment of exceptionally high market volatility. One of the main factors contributing to the stock market chaos was a meltdown in the subprime mortgage market, which led to a persistent liquidity crunch in the credit markets. The fallout included hundreds of billions of dollars in mortgage- and credit-related losses, hobbling the financial sector.

The credit turmoil had a negative impact on the U.S. economy, which teetered on the brink of recession amid a deteriorating housing market, rising unemployment, and weaker consumer spending. The Federal Reserve (the Fed)
attempted to provide some stability to the economy and financial system by cutting short-term interest rates aggressively and injecting liquidity into the credit markets. However, the Fed's game plan was complicated by surging energy and food prices, which led to the highest inflation rate in 17 years.

Other than noteworthy rallies in September/October 2007 and April/May 2008, the stock market sustained its downward trajectory throughout the 12-month period. Losses were most severe in the first half of 2008, when the broad stock indexes suffered both their worst quarterly performance and worst monthly return in nearly six years.

MID-CAP AND GROWTH HELD UP BEST

Mid-cap issues generated the best returns for the 12-month period, while small-cap shares experienced the biggest declines (see the accompanying table). Growth-oriented stocks comfortably outperformed value shares across all market capitalizations.

Energy stocks were by far the top performers, gaining more than 25% as the price of oil soared to a record high of $140 a barrel. Materials and utilities stocks also delivered solid gains, benefiting from rising commodity prices.
The financials sector sustained the largest losses, plunging by more than 40%
as credit-related losses piled up. Consumer discretionary stocks also fell sharply during the period, reflecting the weak economy.

U.S. Stock Index Returns
For the 12 months ended June 30, 2008
RUSSELL 1000 INDEX (LARGE-CAP)             -12.36%
Russell 1000 Growth Index                   -5.96%
Russell 1000 Value Index                   -18.78%
RUSSELL MIDCAP INDEX                       -11.19%
Russell Midcap Growth Index                 -6.42%
Russell Midcap Value Index                 -17.09%
RUSSELL 2000 INDEX (SMALL-CAP)             -16.19%
Russell 2000 Growth Index                  -10.83%
Russell 2000 Value Index                   -21.63%

------
2

PERFORMANCE
Disciplined Growth

Total Returns as of June 30, 2008
                                                        Average
                                                    Annual Returns
                                                         Since       Inception
                                           1 year      Inception        Date

INVESTOR CLASS                             -6.38%        5.85%        9/30/05

RUSSELL 1000 GROWTH INDEX(1)               -5.96%        4.95%           --

Institutional Class                        -6.22%        6.04%        9/30/05

A Class(2)                                                            9/30/05
 No sales charge*                          -6.65%        5.56%
 With sales charge*                       -12.00%        3.31%

B Class                                                               9/28/07
 No sales charge*                            --       -11.22%(3)
 With sales charge*                          --       -16.22%(3)

C Class                                                               9/28/07
 No sales charge*                            --       -11.22%(3)
 With sales charge*                          --       -12.08%(3)

R Class                                    -6.84%        5.31%        9/30/05

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a maximum 5.75% initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Data provided by Lipper Inc. - A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(2) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class's current sales charge.

(3) Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

Disciplined Growth

Growth of $10,000 Over Life of Class

$10,000 investment made September 30, 2005

One-Year Returns Over Life of Class
Periods ended June 30
                                           2006*         2007          2008

Investor Class                             7.05%        16.66%        -6.38%

Russell 1000 Growth Index                  2.02%        19.04%        -5.96%

*From 9/30/05, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
Disciplined Growth

Portfolio Managers: Bill Martin, Brian Ertley, and Lynette Pang

PERFORMANCE SUMMARY

Disciplined Growth returned -6.38%* for the year ended June 30, 2008, trailing the -5.96% return of its benchmark, the Russell 1000 Growth Index, but outperforming the -13.12% return of the S&P 500 Index.

Disciplined Growth declined for the 12-month period but held up much better than the broad equity indexes, reflecting the substantial outperformance of large-cap growth stocks. Nonetheless, the portfolio had negative returns in eight of ten market sectors, most dramatically in financials and telecommunication services. The two sectors that contributed positively to performance -- materials and energy -- generated very strong returns during the period.

However, the fund modestly lagged the Russell 1000 Growth Index for the period, with all of the underperformance occurring in the first half of 2008.

FINANCIALS DETRACTED

Stock selection in the financials sector was the main reason behind the portfolio's underperformance of its benchmark index. Security selection among diversified financial services firms and an overweight position in real estate management companies had the biggest negative impact on relative results.
McGraw-Hill, which provides financial information and credit services, was the most significant detractor in the financials sector. The difficulties in the mortgage and credit markets weighed on its Standard & Poor's credit agency business.

Property manager Jones Lang LaSalle also struggled with the weakness in the mortgage and commercial real estate markets in both the U.S. and U.K., which contributed to a sizable decline in profit growth.

TELECOM AND CONSUMER STAPLES ALSO LAGGED

The portfolio's consumer staples and telecommunication services holdings also underperformed their counterparts in the Russell 1000 Growth Index. An underweight position in beverage makers, particularly Coca-Cola and
Anheuser-Busch, were responsible for virtually all of the underperformance in the consumer staples sector.

In the telecom services sector, an overweight position in diversified telecom services providers detracted the most. Qwest Communications was the biggest detractor, falling as competition from cable operators led to a declining customer base.

Top Ten Holdings as of June 30, 2008
                                                  % of
                                               net assets         % of
                                                  as of        net assets
                                                 6/30/08     as of 12/31/07
International Business Machines Corp.             3.0%            2.4%
Hewlett-Packard Co.                               2.3%            1.7%
Microsoft Corp.                                   2.3%            5.1%
Wal-Mart Stores, Inc.                             2.0%            0.8%
Apple Inc.                                        2.0%            3.6%
Monsanto Co.                                      1.9%            2.1%
National Oilwell Varco, Inc.                      1.9%            1.7%
Caterpillar Inc.                                  1.8%            1.8%
Google Inc. Cl A                                  1.7%            2.1%
Boeing Co.                                        1.7%            2.1%

*All fund returns referenced in this commentary are for Investor Class shares.

------
5

Disciplined Growth

The fund's worst relative performance contributor was health care provider
WellCare Health Plans, which fell sharply after the government raided the company's headquarters in late 2007, leading to a management shake-up and a restatement of past earnings.

ENERGY AND MATERIALS OUTPERFORMED

The portfolio's energy and materials stocks posted robust returns and contributed significantly to performance compared with the benchmark index.
The top four relative performance contributors came from these two sectors.

Agricultural products makers were the best contributors in the materials sector. Mosaic, which makes fertilizer from its own phosphate and potash mines, was the portfolio's top relative performance contributor. Enormous global agricultural demand led to escalating prices for fertilizer and its raw materials, generating a substantial increase in profitability for Mosaic.
Monsanto, the leading producer of corn and soybean seeds, benefited from increased planting as corn and soybean prices surged.

In the energy sector, the best contributors were related to offshore drilling.
W&T Offshore, the largest independent oil driller operating exclusively in the
Gulf of Mexico, rose sharply along with the surge in oil and natural gas prices. Meanwhile, oil drilling equipment maker National Oilwell Varco enjoyed strong demand from the offshore drilling industry.

A LOOK AHEAD

The factors contributing to the stock market's decline over the past 12 months show few signs of abating as we move into the second half of 2008. The economy continues to wrestle with further deterioration in the housing and mortgage markets, a rising unemployment rate, a struggling financial sector, and the highest inflation rate since 1991. The Federal Reserve is caught between a rock and a hard place as it tries to strike a balance between stimulating economic activity and keeping inflation from getting out of control. In this environment, large-cap growth stocks should continue to outperform as the economic weakness highlights their relative earnings strength.

We remain focused on our disciplined, balanced investment approach, which we believe will continue to produce favorable results over the long term.

Disciplined Growth's Five Largest Overweights as of June 30, 2008
                                                  % of            % of
                                               portfolio's    Russell 1000
                                                 stocks       Growth Index
Eli Lilly & Co.                                   1.50%          0.07%
National Oilwell Varco, Inc.                      1.87%          0.55%
Flowserve Corp.                                   1.37%          0.05%
W&T Offshore Inc.                                 1.32%          0.03%
FMC Technologies Inc.                             1.44%          0.15%

Disciplined Growth's Five Largest Underweights as of June 30, 2008
                                                  % of            % of
                                               portfolio's    Russell 1000
                                                 stocks       Growth Index
Philip Morris International Inc.                  0.13%          1.56%
Occidental Petroleum Corp.                         --            1.10%
Abbott Laboratories                               0.18%          1.22%
Microsoft Corp.                                   2.28%          3.30%
PepsiCo, Inc.                                     0.51%          1.42%

------
6

SCHEDULE OF INVESTMENTS
Disciplined Growth

JUNE 30, 2008

Shares                                                                      Value

Common Stocks -- 99.4%

AEROSPACE & DEFENSE -- 2.3%
      5,633  Boeing Co.                                                 $ 370,201
      2,481  Goodrich Corporation                                         117,748
                                                                     ------------
                                                                          487,949
                                                                     ------------
AUTO COMPONENTS -- 0.5%
      5,638  TRW Automotive Holdings Corp.(1)                             104,134
                                                                     ------------
BEVERAGES -- 2.1%
      6,618  Coca-Cola Co. (The)                                          344,003
      1,696  PepsiCo, Inc.                                                107,849
                                                                     ------------
                                                                          451,852
                                                                     ------------
BIOTECHNOLOGY -- 3.1%
      4,838  Celgene Corp.(1)                                             309,003
        487  Cephalon, Inc.(1)                                             32,478
        782  Genentech, Inc.(1)                                            59,354
      5,121  Gilead Sciences, Inc.(1)                                     271,157
                                                                     ------------
                                                                          671,992
                                                                     ------------
CAPITAL MARKETS -- 1.6%
      9,554  Charles Schwab Corp. (The)                                   196,239
      1,063  Eaton Vance Corp.                                             42,265
      1,767  State Street Corp.                                           113,070
                                                                     ------------
                                                                          351,574
                                                                     ------------
CHEMICALS -- 3.9%
        121  Agrium Inc.                                                   13,012
      1,257  Airgas Inc.                                                   73,396
      2,054  Celanese Corp., Series A                                      93,786
      3,284  Monsanto Co.                                                 415,229
        915  Mosaic Co. (The)(1)                                          132,401
        244  Potash Corp. of Saskatchewan                                  55,771
        975  Terra Industries Inc.                                         48,116
                                                                     ------------
                                                                          831,711
                                                                     ------------
COMMUNICATIONS EQUIPMENT -- 2.2%
     10,831  Cisco Systems Inc.(1)                                        251,929
      7,047  Corning Inc.                                                 162,433
      1,550  QUALCOMM Inc.                                                 68,774
                                                                     ------------
                                                                          483,136
                                                                     ------------
COMPUTERS & PERIPHERALS -- 5.6%
      2,586  Apple Inc.(1)                                                433,000
     11,325  Hewlett-Packard Co.                                          500,678
      7,735  Western Digital Corp.(1)                                     267,090
                                                                     ------------
                                                                        1,200,768
                                                                     ------------
CONSTRUCTION & ENGINEERING -- 2.7%
      3,834  Chicago Bridge & Iron Company New York Shares                152,670

Shares                                                                      Value

      1,474  Fluor Corp.                                                $ 274,281
      2,411  Shaw Group Inc. (The)(1)                                     148,976
                                                                     ------------
                                                                          575,927
                                                                     ------------
CONTAINERS & PACKAGING -- 0.6%
      2,941  Owens-Illinois Inc.(1)                                       122,610
                                                                     ------------
DIVERSIFIED CONSUMER SERVICES -- 0.3%
        579  DeVry Inc.                                                    31,046
        425  ITT Educational Services Inc.(1)                              35,117
         39  Strayer Education, Inc.                                        8,154
                                                                     ------------
                                                                           74,317
                                                                     ------------
DIVERSIFIED FINANCIAL SERVICES -- 1.7%
      2,675  Nymex Holdings Inc.                                          225,984
      2,755  NYSE Euronext                                                139,568
                                                                     ------------
                                                                          365,552
                                                                     ------------
ELECTRICAL EQUIPMENT -- 1.2%
      5,032  Emerson Electric Co.                                         248,832
                                                                     ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.8%
      7,160  Agilent Technologies, Inc.(1)                                254,467
     14,084  Celestica Inc.(1)                                            118,728
      1,868  Dolby Laboratories Inc. Cl A(1)                               75,280
      5,402  Molex Inc.                                                   131,863
        520  Trimble Navigation Ltd.(1)                                    18,564
                                                                     ------------
                                                                          598,902
                                                                     ------------
ENERGY EQUIPMENT & SERVICES -- 7.7%
         47  Diamond Offshore Drilling, Inc.                                6,540
      3,989  FMC Technologies Inc.(1)                                     306,874
      1,174  Halliburton Co.                                               62,304
      4,491  National Oilwell Varco, Inc.(1)                              398,442
      2,310  Noble Corp.                                                  150,058
      2,151  Oil States International, Inc.(1)                            136,459
      3,208  Schlumberger Ltd.                                            344,635
      1,674  Transocean Inc.(1)                                           255,101
                                                                     ------------
                                                                        1,660,413
                                                                     ------------
FOOD & STAPLES RETAILING -- 3.8%
      7,867  CVS/Caremark Corp.                                           311,297
      2,698  Safeway Inc.                                                  77,028
      7,731  Wal-Mart Stores, Inc.                                        434,482
                                                                     ------------
                                                                          822,807
                                                                     ------------
FOOD PRODUCTS -- 1.7%
        385  Corn Products International Inc.                              18,907
      9,444  Flowers Foods Inc.                                           267,643
      1,109  Wm. Wrigley Jr. Co.                                           86,258
                                                                     ------------
                                                                          372,808
                                                                     ------------

------
7

Disciplined Growth

Shares                                                                      Value

HEALTH CARE EQUIPMENT & SUPPLIES -- 4.4%
      3,760  Baxter International Inc.                                  $ 240,414
      1,906  Edwards Lifesciences Corporation(1)                          118,248
        759  Gen-Probe Inc.(1)                                             36,037
        673  Intuitive Surgical Inc.(1)                                   181,306
      6,091  Medtronic, Inc.                                              315,210
      1,149  Varian Medical Systems, Inc.(1)                               59,576
                                                                     ------------
                                                                          950,791
                                                                     ------------
HEALTH CARE PROVIDERS & SERVICES -- 1.5%
      1,786  Express Scripts, Inc.(1)                                     112,018
      4,707  Owens & Minor Inc.                                           215,063
                                                                     ------------
                                                                          327,081
                                                                     ------------
HOTELS, RESTAURANTS & LEISURE -- 0.6%
      3,971  WMS Industries Inc.(1)                                       118,217
                                                                     ------------
HOUSEHOLD PRODUCTS -- 2.7%
      4,301  Clorox Co.                                                   224,513
      2,231  Colgate-Palmolive Co.                                        154,162
      3,209  Procter & Gamble Co. (The)                                   195,139
                                                                     ------------
                                                                          573,814
                                                                     ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.5%
      1,858  Mirant Corp.(1)(2)                                            72,740
      1,258  Reliant Energy, Inc.(1)                                       26,758
                                                                     ------------
                                                                           99,498
                                                                     ------------
INSURANCE -- 0.6%
        142  Ace, Ltd.                                                      7,823
      1,919  Aflac Inc.                                                   120,513
         43  Transatlantic Holdings Inc.                                    2,428
                                                                     ------------
                                                                          130,764
                                                                     ------------
INTERNET & CATALOG RETAIL -- 0.9%
      1,435  Amazon.com, Inc.(1)                                          105,228
        715  priceline.com Inc.(1)                                         82,554
                                                                     ------------
                                                                          187,782
                                                                     ------------
INTERNET SOFTWARE & SERVICES -- 1.9%
        864  eBay Inc.(1)                                                  23,613
        713  Google Inc. Cl A(1)                                          375,338
                                                                     ------------
                                                                          398,951
                                                                     ------------
IT SERVICES -- 6.2%
      7,524  Accenture Ltd. Cl A                                          306,377
      1,242  Alliance Data Systems Corp.(1)                                70,235
      9,174  Gartner, Inc.(1)                                             190,085
      5,347  International Business Machines Corp.                        633,780
         73  MasterCard Inc. Cl A                                          19,383
      1,348  Visa Inc. Cl A(1)                                            109,606
                                                                     ------------
                                                                        1,329,466
                                                                     ------------

Shares                                                                      Value

LEISURE EQUIPMENT & PRODUCTS(3)
        164  Hasbro, Inc.                                                 $ 5,858
                                                                     ------------
LIFE SCIENCES TOOLS & SERVICES -- 2.6%
      5,094  Invitrogen Corp.(1)                                          199,990
      2,723  Pharmaceutical Product Development, Inc.                     116,817
      4,246  Thermo Fisher Scientific Inc.(1)                             236,630
                                                                     ------------
                                                                          553,437
                                                                     ------------
MACHINERY -- 3.9%
      5,161  Caterpillar Inc.                                             380,984
        160  Cummins Inc.                                                  10,483
      2,135  Flowserve Corp.                                              291,855
        385  Nordson Corp.                                                 28,063
      1,554  Parker-Hannifin Corp.                                        110,831
        194  SPX Corp.                                                     25,556
                                                                     ------------
                                                                          847,772
                                                                     ------------
MEDIA -- 1.9%
      8,392  Comcast Corp. Cl A                                           159,196
      6,043  DIRECTV Group, Inc. (The)(1)                                 156,574
      2,938  DISH Network Corp. Cl A(1)                                    86,025
                                                                     ------------
                                                                          401,795
                                                                     ------------
MULTILINE RETAIL -- 0.5%
      3,591  Big Lots, Inc.(1)                                            112,183
                                                                     ------------
OIL, GAS & CONSUMABLE FUELS -- 5.1%
      2,114  ConocoPhillips                                               199,540
      1,794  Exxon Mobil Corp.                                            158,105
        597  Hess Corp.                                                    75,335
      2,025  Massey Energy Co.                                            189,844
      2,854  Stone Energy Corp.(1)                                        188,107
      4,811  W&T Offshore Inc.                                            281,493
                                                                     ------------
                                                                        1,092,424
                                                                     ------------
PERSONAL PRODUCTS -- 0.1%
        570  Bare Escentuals Inc.(1)(2)                                    10,676
        200  Herbalife Ltd.                                                 7,750
                                                                     ------------
                                                                           18,426
                                                                     ------------
PHARMACEUTICALS -- 6.1%
        731  Abbott Laboratories                                           38,721
      5,045  Bristol-Myers Squibb Co.                                     103,574
      6,922  Eli Lilly & Co.                                              319,520
      4,753  Johnson & Johnson                                            305,808
      8,582  Merck & Co., Inc.                                            323,455
     11,372  Schering-Plough Corp.                                        223,915
                                                                     ------------
                                                                        1,314,993
                                                                     ------------
ROAD & RAIL -- 1.2%
      4,034  CSX Corp.                                                    253,376
                                                                     ------------

------
8

Disciplined Growth

Shares                                                                      Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.6%
      8,235  Amkor Technology Inc.(1)                                    $ 85,726
      8,323  Intel Corp.                                                  178,778
         74  Linear Technology Corp.                                        2,410
     21,167  LSI Corp.(1)                                                 129,965
     11,228  National Semiconductor Corp.                                 230,623
      1,273  Texas Instruments Inc.                                        35,848
      4,630  Xilinx, Inc.                                                 116,908
                                                                     ------------
                                                                          780,258
                                                                     ------------
SOFTWARE -- 8.3%
      7,595  Activision, Inc.(1)                                          258,762
      7,462  Adobe Systems Inc.(1)                                        293,928
        540  BMC Software Inc.(1)                                          19,440
     17,682  Microsoft Corp.                                              486,433
        933  Nuance Communications, Inc.(1)(2)                             14,620
     11,209  Oracle Corp.(1)                                              235,389
      3,460  salesforce.com, inc.(1)                                      236,076
      6,843  Sybase, Inc.(1)                                              201,321
      1,086  Symantec Corp.(1)                                             21,014
                                                                     ------------
                                                                        1,766,983
                                                                     ------------
SPECIALTY RETAIL -- 2.8%
      1,400  GameStop Corp. Cl A(1)                                        56,560
      4,505  Gap, Inc. (The)                                               75,098
      3,443  Ross Stores, Inc.                                            122,295
      8,298  TJX Companies, Inc. (The)                                    261,139
      2,522  Urban Outfitters Inc.(1)                                      78,661
                                                                     ------------
                                                                          593,753
                                                                     ------------
TOBACCO -- 0.1%
        556  Philip Morris International Inc.                              27,461
                                                                     ------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.1%
        626  Rogers Communications Inc. Cl B                               24,201
                                                                     ------------
TOTAL COMMON STOCKS
(Cost $19,877,052)                                                     21,334,568
                                                                     ------------

                                                                            Value

Temporary Cash Investments -- Securities Lending Collateral(4) -- 0.4%

Repurchase Agreement, Barclays Capital Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 2.50%, dated 6/30/08, due 7/1/08
(Delivery value $20,001)                                                 $ 20,000

Repurchase Agreement, BNP Paribas Securities Corp.,
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 2.45%, dated 6/30/08,
due 7/1/08 (Delivery value $25,002)                                        25,000

Repurchase Agreement, Deutsche Bank Securities Inc.,
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 2.50%, dated 6/30/08,
due 7/1/08 (Delivery value $25,002)                                        25,000

Repurchase Agreement, UBS Securities LLC, (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 2.65%, dated 6/30/08, due 7/1/08
(Delivery value $25,226)                                                   25,224
                                                                     ------------
TOTAL TEMPORARY CASH INVESTMENTS - SECURITIES
LENDING COLLATERAL
(Cost $95,224)                                                             95,224
                                                                     ------------
TOTAL INVESTMENT SECURITIES -- 99.8%
(Cost $19,972,276)                                                     21,429,792
                                                                     ------------
OTHER ASSETS AND LIABILITIES -- 0.2%                                       49,233
                                                                     ------------
TOTAL NET ASSETS -- 100.0%                                            $21,479,025
                                                                     ============

Notes to Schedule of Investments

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of June 30, 2008.

(3) Industry is less than 0.05% of total net assets.

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
9

PERFORMANCE
Equity Growth

Total Returns as of June 30, 2008
                                          Average Annual Returns
                                                             Since     Inception
                            1 year   5 years   10 years    Inception     Date

INVESTOR CLASS             -12.12%    8.57%      3.04%       9.92%      5/9/91

S&P 500 INDEX(1)           -13.12%    7.58%      2.88%       9.46%        --

Institutional Class        -11.95%    8.76%      3.25%       4.77%      1/2/98

A Class(2)                                                              10/9/97
 No sales charge*          -12.33%    8.30%      2.79%       4.16%
 With sales charge*        -17.37%    7.02%      2.18%       3.59%

B Class                                                                 9/28/07
 No sales charge*             --        --        --      -13.55%(3)
 With sales charge*           --        --        --      -18.55%(3)

C Class                    -13.01%    7.52%       --         2.74%      7/18/01

R Class                    -12.56%      --        --         2.26%      7/29/05

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a maximum 5.75% initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Data provided by Lipper Inc. - A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(2) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class's current sales charge.

(3) Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
10

Equity Growth

Growth of $10,000 Over 10 Years

$10,000 investment made June 30, 1998

One-Year Returns Over 10 Years
Periods ended June 30
              1999     2000     2001      2002     2003    2004     2005     2006    2007     2008
Investor
Class        14.61%   9.35%   -15.34%    -16.81%   1.35%  21.20%   10.27%   8.79%   18.09%   -12.12%

S&P 500
Index        22.76%   7.25%   -14.83%    -17.99%   0.25%  19.11%    6.32%   8.63%   20.59%   -13.12%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
11

PORTFOLIO COMMENTARY
Equity Growth

Portfolio Managers: Bill Martin and Tom Vaiana

PERFORMANCE SUMMARY

Equity Growth returned -12.12%* for the year ended June 30, 2008, outpacing the -13.12% return of its benchmark, the S&P 500 Index. As the performance data on page 10 shows, the fund's longer-term returns also surpassed those of the index.

For the 12-month period, negative returns in eight of ten market sectors contributed to Equity Growth's double-digit decline, most notably in the financials and consumer discretionary sectors. Just two sectors contributed positively to performance during the period -- materials and energy.

In a period of extraordinary volatility and sharp swings in market sentiment,
Equity Growth held up better than the S&P 500. The portfolio's emphasis on individual security selection rather than sector weightings proved favorable during the period as stock selection added value in six of ten market sectors.

FINANCIALS OUTPERFORMED

By far, stock selection was most successful in the beaten-down financials sector, which provided the bulk of Equity Growth's outperformance versus the
S&P 500. The key behind the outperformance in financials was avoiding the worst performers in the sector, particularly among commercial banks and insurance firms.

The most notable underweight position in this segment of the portfolio was insurer American International Group (AIG). AIG fell sharply as the company faced an SEC investigation, reported the largest quarterly loss in its history, and dismissed its CEO. Commercial bank Wachovia, which also struggled with significant losses and executive management turnover, was another noteworthy decliner that the portfolio avoided.

MATERIALS AND INDUSTRIALS ALSO ADDED VALUE

Materials stocks generated the best return in the portfolio and contributed notably to the fund's outperformance of its benchmark index. Stock selection among chemicals companies was responsible for virtually all of the outperformance in this sector. The top relative performance contributor in the portfolio was agricultural chemicals producer Mosaic, which makes fertilizer from its own phosphate and potash mines. Enormous global agricultural demand led to escalating prices for fertilizer and its raw materials, generating a substantial increase in profitability for Mosaic.

Top Ten Holdings as of June 30, 2008
                                                  % of            % of
                                               net assets      net assets
                                              as of 6/30/08  as of 12/31/07
Exxon Mobil Corp.                                 5.4%            5.3%
Johnson & Johnson                                 2.6%            2.7%
International Business Machines Corp.             2.6%            2.4%
ConocoPhillips                                    2.5%            2.4%
Hewlett-Packard Co.                               2.0%            2.2%
Chevron Corp.                                     1.7%            1.4%
AT&T Inc.                                         1.7%            1.7%
McDonald's Corp.                                  1.7%            1.5%
Anheuser-Busch Companies, Inc.                    1.6%            1.3%
Amgen Inc.                                        1.6%             --

*All fund returns referenced in this commentary are for Investor Class shares.

------
12

Equity Growth

The portfolio's industrials stocks also outperformed their counterparts in the index, largely because of judicious stock selection among industrial conglomerates and machinery manu-facturers. One of the best contributors was
Deere, which makes farm implements and machinery. As with Mosaic, Deere was a major beneficiary of the boom in agriculture worldwide.

CONSUMER STAPLES AND UTILITIES DETRACTED

The portfolio's consumer staples and utilities stocks had the most significant negative impact on performance compared with the S&P 500. Stock selection among tobacco makers contributed the most to underperformance in the consumer staples sector. An overweight position in beverage makers, many of which faced higher raw materials costs, and an underweight position in food and staples retailers, which were largely immune to the economic slowdown, also detracted from relative results.

In the utilities sector, an overweight position in independent power producers hurt performance as higher energy costs squeezed profit margins. Reliant
Energy and AES were the biggest individual detractors.

The fund's worst relative performance contributor was health care provider
WellCare Health Plans, which fell sharply after the government raided the company's headquarters in late 2007, leading to a management shake-up and a restatement of past earnings.

A LOOK AHEAD

The factors contributing to the stock market's decline over the past 12 months show few signs of abating as we move into the second half of 2008. The economy continues to wrestle with further deterioration in the housing and mortgage markets, a rising unemployment rate, a struggling financial sector, and the highest inflation rate since 1991. The Federal Reserve is caught between a rock and a hard place as it tries to strike a balance between stimulating economic activity and keeping inflation from getting out of control.

In this environment, we remain focused on our disciplined, balanced investment approach, which we believe will continue to produce favorable results over the long term.

Equity Growth's Five Largest Overweights as of June 30, 2008
                                                  % of            % of
                                               portfolio's      S&P 500
                                                 stocks          Index
ConocoPhillips                                    2.58%          1.30%
Exxon Mobil Corp.                                 5.44%          4.17%
Accenture Ltd. CI A                               1.27%            --
Anheuser-Busch Companies, Inc.                    1.62%          0.40%
AutoZone, Inc.                                    1.24%          0.05%

Equity Growth's Five Largest Underweights as of June 30, 2008
                                                  % of           % of
                                              portfolio's       S&P 500
                                                 stocks          Index
Microsoft Corp.                                  0.97%           1.97%
General Electric Co.                             1.38%           2.38%
Cisco Systems Inc.                               0.32%           1.23%
Citigroup Inc.                                     --            0.82%
Oracle Corp.                                       --            0.75%

------
13

SCHEDULE OF INVESTMENTS
Equity Growth

JUNE 30, 2008

Shares                                                                       Value

Common Stocks -- 98.6%

AEROSPACE & DEFENSE -- 2.9%
           582,466  Boeing Co.                                        $ 38,279,667
           100,884  General Dynamics Corp.                               8,494,433
            31,898  Goodrich Corporation                                 1,513,879
            30,700  L-3 Communications Holdings, Inc.                    2,789,709
           245,158  Lockheed Martin Corp.                               24,187,288
           108,741  Raytheon Co.                                         6,119,943
                                                                    --------------
                                                                        81,384,919
                                                                    --------------
AIR FREIGHT & LOGISTICS -- 0.9%
            44,844  C.H. Robinson Worldwide Inc.                         2,459,245
            77,619  FedEx Corp.                                          6,115,601
           253,396  United Parcel Service, Inc. Cl B                    15,576,252
                                                                    --------------
                                                                        24,151,098
                                                                    --------------
AIRLINES -- 0.1%
           189,538  Southwest Airlines Co.                               2,471,576
                                                                    --------------
AUTO COMPONENTS -- 0.4%
           148,927  Johnson Controls, Inc.                               4,271,226
           240,165  Lear Corp.(1)                                        3,405,540
           187,842  TRW Automotive Holdings Corp.(1)                     3,469,442
                                                                    --------------
                                                                        11,146,208
                                                                    --------------
AUTOMOBILES -- 0.1%
           371,782  Ford Motor Co.(1)(2)                                 1,788,271
                                                                    --------------
BEVERAGES -- 2.9%
           731,392  Anheuser-Busch Companies, Inc.                      45,434,071
           283,746  Coca-Cola Co. (The)                                 14,749,117
           341,084  PepsiCo, Inc.                                       21,689,532
                                                                    --------------
                                                                        81,872,720
                                                                    --------------
BIOTECHNOLOGY -- 2.2%
           955,120  Amgen Inc.(1)                                       45,043,460
           251,612  Cephalon, Inc.(1)                                   16,780,004
            20,894  Gilead Sciences, Inc.(1)                             1,106,337
                                                                    --------------
                                                                        62,929,801
                                                                    --------------
CAPITAL MARKETS -- 3.6%
           235,497  Charles Schwab Corp. (The)                           4,837,108
           280,015  Federated Investors Inc. Cl B                        9,638,116
            72,873  Goldman Sachs Group, Inc. (The)                     12,745,488
            37,050  Janus Capital Group Inc.                               980,714
           586,983  Knight Capital Group, Inc. Cl A(1)                  10,553,954
           282,433  Morgan Stanley                                      10,187,358

Shares                                                                       Value

           204,841  Northern Trust Corp.                              $ 14,045,947
           359,904  Raymond James Financial, Inc.                        9,497,867
           482,579  State Street Corp.                                  30,880,231
                                                                    --------------
                                                                       103,366,783
                                                                    --------------
CHEMICALS -- 1.8%
            14,042  Ashland Inc.                                           676,824
            24,754  Celanese Corp., Series A                             1,130,268
            54,715  CF Industries Holdings, Inc.                         8,360,452
           144,881  Monsanto Co.                                        18,318,754
            68,083  Mosaic Co. (The)(1)                                  9,851,610
             3,653  Potash Corp. of Saskatchewan                           834,966
            32,999  Sigma-Aldrich Corp.                                  1,777,326
           202,608  Terra Industries Inc.                                9,998,705
                                                                    --------------
                                                                        50,948,905
                                                                    --------------
COMMERCIAL BANKS -- 1.7%
           457,514  Royal Bank of Canada                                20,437,150
         1,117,466  Wells Fargo & Co.                                   26,539,818
                                                                    --------------
                                                                        46,976,968
                                                                    --------------
COMMERCIAL SERVICES & SUPPLIES -- 0.2%
            91,229  Allied Waste Industries Inc.(1)                      1,151,310
            64,198  R.R. Donnelley & Sons Co.                            1,906,039
            35,235  Watson Wyatt Worldwide, Inc. Cl A                    1,863,579
                                                                    --------------
                                                                         4,920,928
                                                                    --------------
COMMUNICATIONS EQUIPMENT -- 0.5%
           380,008  Cisco Systems Inc.(1)                                8,838,985
           206,470  Corning Inc.                                         4,759,134
            37,915  QUALCOMM Inc.                                        1,682,289
                                                                    --------------
                                                                        15,280,408
                                                                    --------------
COMPUTERS & PERIPHERALS -- 4.2%
           224,745  Apple Inc.(1)                                       37,631,303
           526,855  EMC Corp.(1)                                         7,739,500
         1,295,033  Hewlett-Packard Co.                                 57,253,409
           191,414  Sun Microsystems, Inc.(1)                            2,082,584
           452,177  Western Digital Corp.(1)                            15,613,672
                                                                    --------------
                                                                       120,320,468
                                                                    --------------
CONSTRUCTION & ENGINEERING -- 1.0%
           169,839  Chicago Bridge & Iron Company New York Shares        6,762,989
            50,499  EMCOR Group Inc.(1)                                  1,440,736
           113,640  Fluor Corp.                                         21,146,132
                                                                    --------------
                                                                        29,349,857
                                                                    --------------
CONSUMER FINANCE -- 1.1%
           179,674  American Express Co.                                 6,768,320
           282,088  Capital One Financial Corp.                         10,722,165

------
14

Equity Growth

Shares                                                                       Value

           992,748  Discover Financial Services                       $ 13,074,491
                                                                    --------------
                                                                        30,564,976
                                                                    --------------
CONTAINERS & PACKAGING -- 0.4%
            79,448  Owens-Illinois Inc.(1)                               3,312,187
           226,384  Rock-Tenn Co. Cl A                                   6,789,256
            41,282  Sonoco Products Co.                                  1,277,678
                                                                    --------------
                                                                        11,379,121
                                                                    --------------
DIVERSIFIED FINANCIAL SERVICES -- 1.7%
           791,404  Bank of America Corp.                               18,890,813
           866,938  JPMorgan Chase & Co.                                29,744,643
                                                                    --------------
                                                                        48,635,456
                                                                    --------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.5%
         1,444,256  AT&T Inc.                                           48,656,984
            21,049  CenturyTel Inc.                                        749,134
            39,125  Embarq Corp.                                         1,849,439
           525,979  Verizon Communications Inc.                         18,619,657
           115,779  Windstream Corp.                                     1,428,713
                                                                    --------------
                                                                        71,303,927
                                                                    --------------
ELECTRIC UTILITIES -- 2.3%
           321,987  Duke Energy Corp.                                    5,596,134
            77,838  Edison International                                 3,999,316
           298,358  Entergy Corp.                                       35,946,172
            40,580  Exelon Corp.                                         3,650,577
           180,124  FPL Group, Inc.                                     11,812,532
            93,647  PPL Corp.                                            4,894,929
                                                                    --------------
                                                                        65,899,660
                                                                    --------------
ELECTRICAL EQUIPMENT -- 0.4%
           200,766  Emerson Electric Co.                                 9,927,879
                                                                    --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.7%
         1,527,981  Celestica Inc.(1)                                   12,880,880
         1,020,041  Tyco Electronics Ltd.                               36,537,868
                                                                    --------------
                                                                        49,418,748
                                                                    --------------
ENERGY EQUIPMENT & SERVICES -- 3.7%
           269,448  ENSCO International Inc.                            21,755,233
           231,869  FMC Technologies Inc.(1)                            17,837,682
           340,535  Halliburton Co.                                     18,072,192
           223,110  National Oilwell Varco, Inc.(1)                     19,794,320
            68,513  Noble Corp.                                          4,450,604
           162,003  Schlumberger Ltd.                                   17,403,982
            50,366  Smith International, Inc.                            4,187,429
             7,224  Unit Corporation(1)                                    599,375
                                                                    --------------
                                                                       104,100,817
                                                                    --------------
FOOD & STAPLES RETAILING -- 2.4%
           109,044  Costco Wholesale Corp.                               7,648,346
           315,025  Safeway Inc.                                         8,993,964

Shares                                                                       Value

           469,896  SYSCO Corp.                                       $ 12,926,839
           678,607  Wal-Mart Stores, Inc.                               38,137,713
                                                                    --------------
                                                                        67,706,862
                                                                    --------------
FOOD PRODUCTS -- 1.2%
           237,573  Flowers Foods Inc.                                   6,732,819
           334,904  General Mills, Inc.                                 20,352,116
           163,586  H.J. Heinz Co.                                       7,827,590
                                                                    --------------
                                                                        34,912,525
                                                                    --------------
GAS UTILITIES -- 0.1%
            93,587  Nicor Inc.(2)                                        3,985,870
                                                                    --------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.5%
           571,470  Baxter International Inc.                           36,539,792
            89,784  Becton, Dickinson & Co.                              7,299,439
                                                                    --------------
                                                                        43,839,231
                                                                    --------------
HEALTH CARE PROVIDERS & SERVICES -- 0.6%
            70,516  Express Scripts, Inc.(1)                             4,422,764
           274,517  Owens & Minor Inc.                                  12,542,681
                                                                    --------------
                                                                        16,965,445
                                                                    --------------
HEALTH CARE TECHNOLOGY(3)
            48,039  IMS Health Inc.                                      1,119,309
                                                                    --------------
HOTELS, RESTAURANTS & LEISURE -- 2.7%
            74,698  Choice Hotels International Inc.                     1,979,497
           853,598  McDonald's Corp.                                    47,989,279
           333,543  Starwood Hotels & Resorts Worldwide, Inc.           13,365,068
           410,650  Yum! Brands, Inc.                                   14,409,709
                                                                    --------------
                                                                        77,743,553
                                                                    --------------
HOUSEHOLD DURABLES -- 0.9%
            48,761  NVR, Inc.(1)                                        24,384,400
            14,470  Snap-on Inc.                                           752,585
             3,107  Tupperware Brands Corp.                                106,322
                                                                    --------------
                                                                        25,243,307
                                                                    --------------
HOUSEHOLD PRODUCTS -- 1.7%
           155,925  Colgate-Palmolive Co.                               10,774,418
           611,014  Procter & Gamble Co. (The)                          37,155,761
                                                                    --------------
                                                                        47,930,179
                                                                    --------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 1.0%
         1,358,009  Reliant Energy, Inc.(1)                             28,884,851
                                                                    --------------
INDUSTRIAL CONGLOMERATES -- 1.4%
         1,448,940  General Electric Co.                                38,672,209
                                                                    --------------
INSURANCE -- 3.3%
           319,745  Ace, Ltd.                                           17,614,752
           202,722  American Financial Group, Inc.                       5,422,814
           312,020  Arch Capital Group Ltd.(1)                          20,693,166

------
15

Equity Growth

Shares                                                                       Value

           295,250  Aspen Insurance Holdings Ltd.                      $ 6,988,568
            24,397  Assurant, Inc.                                       1,609,226
           231,168  Axis Capital Holdings Ltd.                           6,891,118
           350,007  MetLife, Inc.                                       18,469,869
           219,920  Platinum Underwriters Holdings, Ltd.                 7,171,591
           179,064  Travelers Companies, Inc. (The)                      7,771,378
            43,687  Unum Group                                             893,399
                                                                    --------------
                                                                        93,525,881
                                                                    --------------
INTERNET & CATALOG RETAIL -- 0.1%
            21,060  Amazon.com, Inc.(1)                                  1,544,330
                                                                    --------------
INTERNET SOFTWARE & SERVICES -- 0.9%
            49,799  Google Inc. Cl A(1)                                 26,215,190
                                                                    --------------
IT SERVICES -- 6.6%
           872,279  Accenture Ltd. Cl A                                 35,519,201
           619,503  International Business Machines Corp.               73,429,690
            51,504  MasterCard Inc. Cl A                                13,675,342
           209,880  Metavante Technologies Inc.(1)                       4,747,486
           277,209  Visa Inc. Cl A(1)                                   22,539,864
         1,448,715  Western Union Co. (The)                             35,812,234
                                                                    --------------
                                                                       185,723,817
                                                                    --------------
LEISURE EQUIPMENT & PRODUCTS -- 0.3%
           108,791  Hasbro, Inc.                                         3,886,015
           117,115  Polaris Industries Inc.(2)                           4,729,103
                                                                    --------------
                                                                         8,615,118
                                                                    --------------
LIFE SCIENCES TOOLS & SERVICES -- 0.4%
            89,264  Invitrogen Corp.(1)                                  3,504,505
            13,802  Millipore Corp.(1)                                     936,604
           106,755  Thermo Fisher Scientific Inc.(1)                     5,949,456
                                                                    --------------
                                                                        10,390,565
                                                                    --------------
MACHINERY -- 1.8%
           448,070  Caterpillar Inc.                                    33,076,528
            48,947  Dover Corp.                                          2,367,566
            43,982  Flowserve Corp.                                      6,012,339
           146,248  Parker-Hannifin Corp.                               10,430,408
                                                                    --------------
                                                                        51,886,841
                                                                    --------------
MEDIA -- 2.1%
           956,138  Comcast Corp. Cl A                                  18,137,938
           181,709  DIRECTV Group, Inc. (The)(1)                         4,708,080
           584,769  DISH Network Corp. Cl A(1)                          17,122,036
            80,412  Omnicom Group Inc.                                   3,608,891
            67,204  Viacom Inc. Cl B(1)                                  2,052,410
           480,221  Walt Disney Co. (The)                               14,982,895
                                                                    --------------
                                                                        60,612,250
                                                                    --------------

Shares                                                                       Value

METALS & MINING -- 1.2%
           281,883  Freeport-McMoRan Copper & Gold, Inc.              $ 33,033,869
                                                                    --------------
MULTI-UTILITIES -- 0.3%
            41,628  DTE Energy Company                                   1,766,692
           129,671  Public Service Enterprise Group Inc.                 5,955,789
                                                                    --------------
                                                                         7,722,481
                                                                    --------------
MULTILINE RETAIL -- 0.8%
           769,584  Big Lots, Inc.(1)                                   24,041,804
                                                                    --------------
OFFICE ELECTRONICS -- 0.2%
           401,240  Xerox Corp.                                          5,440,814
                                                                    --------------
OIL, GAS & CONSUMABLE FUELS -- 14.4%
            83,519  Apache Corp.                                        11,609,141
           495,872  Chevron Corp.                                       49,155,791
           765,443  ConocoPhillips                                      72,250,164
           111,460  Devon Energy Corp.                                  13,393,034
         1,727,240  Exxon Mobil Corp.                                  152,221,660
            69,958  Hess Corp.                                           8,828,000
            48,322  Holly Corp.                                          1,784,048
            20,046  Massey Energy Co.                                    1,879,313
           212,008  McMoRan Exploration Co.(1)(2)                        5,834,460
            43,099  Noble Energy Inc.                                    4,334,035
           291,273  Occidental Petroleum Corp.                          26,173,792
           294,635  Spectra Energy Corp.                                 8,467,810
           292,133  Stone Energy Corp.(1)                               19,254,486
           330,713  Sunoco, Inc.                                        13,456,712
           234,980  W&T Offshore Inc.                                   13,748,680
           145,544  Williams Companies, Inc. (The)                       5,866,879
                                                                    --------------
                                                                       408,258,005
                                                                    --------------
PHARMACEUTICALS -- 4.9%
           535,562  Eli Lilly & Co.                                     24,721,542
         1,153,326  Johnson & Johnson                                   74,204,995
           177,623  Merck & Co., Inc.                                    6,694,611
         1,286,309  Pfizer Inc.                                         22,471,818
           485,284  Schering-Plough Corp.                                9,555,242
                                                                    --------------
                                                                       137,648,208
                                                                    --------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.2%
            59,178  Equity Residential                                   2,264,742
           133,517  Host Hotels & Resorts Inc.                           1,822,507
            31,761  Public Storage Inc.                                  2,565,971
                                                                    --------------
                                                                         6,653,220
                                                                    --------------
ROAD & RAIL -- 1.1%
            74,234  Burlington Northern Santa Fe Corp.                   7,415,234
           108,560  CSX Corp.                                            6,818,654
            93,707  Norfolk Southern Corp.                               5,872,618

------
16

Equity Growth

Shares                                                                       Value

            14,805  Ryder System, Inc.                                 $ 1,019,768
           128,693  Union Pacific Corp.                                  9,716,321
                                                                    --------------
                                                                        30,842,595
                                                                    --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.6%
         1,731,800  Amkor Technology Inc.(1)                            18,028,038
           635,569  Intel Corp.                                         13,652,022
         1,382,625  LSI Corp.(1)                                         8,489,318
         1,255,977  National Semiconductor Corp.                        25,797,768
         1,251,938  Texas Instruments Inc.                              35,254,573
                                                                    --------------
                                                                       101,221,719
                                                                    --------------
SOFTWARE -- 2.6%
           286,025  Adobe Systems Inc.(1)                               11,266,525
            48,999  BMC Software Inc.(1)                                 1,763,964
            99,507  CA, Inc.                                             2,297,617
           983,685  Microsoft Corp.                                     27,061,174
         1,611,667  Symantec Corp.(1)                                   31,185,756
                                                                    --------------
                                                                        73,575,036
                                                                    --------------
SPECIALTY RETAIL -- 2.8%
           287,527  AutoZone, Inc.(1)                                   34,793,642
           333,100  Best Buy Co., Inc.                                  13,190,760
         1,283,297  Gap, Inc. (The)                                     21,392,561
           835,369  RadioShack Corp.                                    10,249,978
                                                                    --------------
                                                                        79,626,941
                                                                    --------------
THRIFTS & MORTGAGE FINANCE -- 0.2%
           795,250  Countrywide Financial Corp.(2)                       3,379,813
            74,828  Fannie Mae                                           1,459,894
                                                                    --------------
                                                                         4,839,707
                                                                    --------------
TOBACCO -- 0.9%
           808,512  Altria Group Inc.                                   16,623,008
           177,132  Philip Morris International Inc.                     8,748,549
                                                                    --------------
                                                                        25,371,557
                                                                    --------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.1%
            98,764  American Tower Corp. Cl A(1)                         4,172,779
                                                                    --------------
TOTAL COMMON STOCKS
(Cost $2,644,991,997)                                                2,796,105,562
                                                                    --------------

Temporary Cash Investments -- 0.2%

Repurchase Agreement, Morgan Stanley Group, Inc.,
(collateralized by various U.S. Treasury obligations, 6.00%,
2/15/26, valued at $4,580,528), in a joint trading account at
1.65%, dated 6/30/08, due 7/1/08 (Delivery value $4,500,206)
(Cost $4,500,000)                                                      $ 4,500,000
                                                                    --------------

Temporary Cash Investments - Securities Lending Collateral(4) -- 0.6%

Repurchase Agreement, Barclays Capital Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 2.50%, dated 6/30/08, due 7/1/08
(Delivery value $4,100,285)                                              4,100,000

Repurchase Agreement, BNP Paribas Securities Corp.,
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 2.45%, dated 6/30/08,
due 7/1/08 (Delivery value $4,100,279)                                   4,100,000

Repurchase Agreement, Deutsche Bank Securities Inc.,
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 2.50%, dated 6/30/08,
due 7/1/08 (Delivery value $4,100,285)                                   4,100,000

Repurchase Agreement, UBS Securities LLC, (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 2.65%, dated 6/30/08, due 7/1/08
(Delivery value $4,131,850)                                              4,131,546
                                                                    --------------
TOTAL TEMPORARY CASH INVESTMENTS - SECURITIES
LENDING COLLATERAL
(Cost $16,431,546)                                                      16,431,546
                                                                    --------------
TOTAL INVESTMENT SECURITIES -- 99.4%
(Cost $2,665,923,543)                                                2,817,037,108
                                                                    --------------
OTHER ASSETS AND LIABILITIES -- 0.6%                                    18,088,315
                                                                    --------------
TOTAL NET ASSETS -- 100.0%                                          $2,835,125,423
                                                                    ==============

Notes to Schedule of Investments

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of June 30, 2008.

(3) Industry is less than 0.05% of total net assets.

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
17

PERFORMANCE
Income & Growth

Total Returns as of June 30, 2008
                                           Average Annual Returns
                                                              Since     Inception
                             1 year   5 years   10 years    Inception      Date

INVESTOR CLASS               -18.48%   7.06%      2.92%      10.79%      12/17/90

S&P 500 INDEX(1)             -13.12%   7.58%      2.88%     10.25%(2)       --

Institutional                -18.32%   7.27%      3.14%       4.64%      1/28/98

A Class(3)                                                               12/15/97
 No sales charge*            -18.68%   6.81%      2.66%       4.24%
 With sales charge*          -23.37%   5.56%      2.05%       3.65%

B Class                                                                  9/28/07
 No sales charge*              --        --        --      -17.78%(4)
 With sales charge*            --        --        --      -22.78%(4)

C Class                      -19.31%   6.04%       --         1.81%      6/28/01

R Class                      -18.88%     --        --         6.25%      8/29/03

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a maximum 5.75% initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Data provided by Lipper Inc. - A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(2) Since 12/20/90, the date nearest the Investor Class's inception for which data are available.

(3) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class's current sales charge.

(4) Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
18

Income & Growth

Growth of $10,000 Over 10 Years

$10,000 investment made June 30, 1998

One-Year Returns Over 10 Years
Periods ended June 30
              1999     2000     2001      2002     2003    2004     2005    2006    2007      2008
Investor
Class        18.89%   3.72%   -11.00%    -14.32%   0.79%  21.16%   8.28%   7.24%   22.70%   -18.48%

S&P 500
Index        22.76%   7.25%   -14.83%    -17.99%   0.25%  19.11%   6.32%   8.63%   20.59%   -13.12%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
19

PORTFOLIO COMMENTARY
Income & Growth

Portfolio Managers: John Schniedwind, Kurt Borgwardt, and Zili Zhang

PERFORMANCE SUMMARY

Income & Growth returned -18.48%* for the year ended June 30, 2008, trailing the -13.12% return of its benchmark, the S&P 500 Index.

For the 12-month period, negative returns in eight of ten market sectors contributed to Income & Growth's double-digit decline, most notably in the financials and consumer discretionary sectors. Just two sectors contributed positively to performance during the period -- materials and energy.

In a period of extraordinary volatility and sharp swings in market sentiment,
Income & Growth underperformed the S&P 500. The portfolio's slight tilt toward value was a drag on performance as growth stocks outpaced value shares by a wide margin. In addition, Income & Growth's smaller market capitalization relative to the S&P 500 weighed on results as small-cap issues lagged during the period.

HEALTH CARE UNDERPERFORMED

Stock selection was also a contributing factor to the fund's overall underperformance of the benchmark, detracting from relative results in eight of ten sectors. The biggest negative impact came from the health care sector, primarily due to security selection among pharmaceutical firms and health care providers. Specialty drug maker Biovail slumped as generic competition hurt sales of its flagship depression medication and the company's founder feuded with current management over future direction of the company.

Health care provider WellCare Health Plans was another significant detractor in the health care sector. WellCare fell sharply after the government raided the company's headquarters in late 2007, leading to a management shake-up and a restatement of past earnings.

CONSUMER STAPLES AND FINANCIALS ALSO DETRACTED

The portfolio's consumer staples and financials stocks also underperformed their counterparts in the S&P 500. An underweight in food and staples retailers and stock selection among beverage makers were responsible for the bulk of the underperformance in the consumer staples sector. The most notable detractor was an underweight position in discount retailer Wal-Mart, which rallied as the economic slowdown boosted demand for discounted goods.

Top Ten Holdings as of June 30, 2008
                                                  % of            % of
                                               net assets      net assets
                                                  as of          as of
                                                 6/30/08        12/31/07
Exxon Mobil Corp.                                 5.4%            5.2%
Chevron Corp.                                     3.0%            2.8%
International Business Machines Corp.             2.6%            2.4%
ConocoPhillips                                    2.5%            2.4%
Pfizer Inc.                                       2.2%            2.5%
Verizon Communications Inc.                       2.1%            2.2%
JPMorgan Chase & Co.                              2.0%            2.3%
AT&T Inc.                                         1.9%            1.6%
Occidental Petroleum Corp.                        1.9%            1.6%
Hewlett-Packard Co.                               1.8%            2.2%

*All fund returns referenced in this commentary are for Investor Class shares.

------
20

Income & Growth

In the financials sector, overweights in capital markets and financial services firms hurt the most, along with stock selection among thrifts and mortgage finance companies. The portfolio's worst relative performance contributor was thrift Washington Mutual, one of the nation's largest mortgage originators. Washington Mutual suffered significant mortgage-related losses, cut its dividend, and raised additional capital to bolster its balance sheet.

However, financials also produced the best relative performance contribution in the portfolio -- an underweight position in insurer American International
Group, which fell sharply as the company faced an SEC investigation, reported the largest quarterly loss in its history, and dismissed its CEO.

MATERIALS AND TELECOM OUTPERFORMED

The only two sectors of the portfolio where stock selection added value during the 12-month period were materials and telecommunication services. Metals and mining stocks were responsible for virtually all of the outperformance in the materials sector, led by mining company Freeport-McMoRan Copper & Gold.
Freeport benefited from strong industrial demand for metals and rising gold and copper prices.

In the telecom services sector, the outperformance resulted largely from avoiding wireless telecom stocks. In particular, the portfolio steered clear of Sprint Nextel, the largest wireless services provider, which plunged as subscriber growth slowed markedly and the company lost market share.

A LOOK AHEAD

The factors contributing to the stock market's decline over the past 12 months show few signs of abating as we move into the second half of 2008. The economy continues to wrestle with further deterioration in the housing and mortgage markets, a rising unemployment rate, a struggling financial sector, and the highest inflation rate since 1991. The Federal Reserve is caught between a rock and a hard place as it tries to strike a balance between stimulating economic activity and keeping inflation from getting out of control.

In this environment, we remain focused on our disciplined, balanced investment approach, which we believe will continue to produce favorable results over the long term.

Income & Growth's Five Largest Overweights as of June 30, 2008
                                                  % of           % of
                                              portfolio's       S&P 500
                                                 stocks          Index
Amgen Inc.                                       1.73%           0.46%
ConocoPhillips                                   2.57%           1.30%
Occidental Petroleum Corp.                       1.92%           0.66%
Exxon Mobil Corp.                                5.43%           4.17%
Chevron Corp.                                    3.09%           1.84%

Income & Growth's Five Largest Underweights as of June 30, 2008
                                                  % of           % of
                                              portfolio's       S&P 500
                                                 stocks          Index
Apple Inc.                                       0.14%           1.32%
Schlumberger Ltd.                                  --            1.15%
Google Inc. Cl A                                   --            1.10%
Cisco Systems Inc.                               0.22%           1.23%
General Electric Co.                             1.38%           2.38%

------
21

SCHEDULE OF INVESTMENTS
Income & Growth

JUNE 30, 2008

Shares                                                                       Value

Common Stocks -- 98.6%

AEROSPACE & DEFENSE -- 4.1%
           635,821  Boeing Co.                                        $ 41,786,158
            50,567  General Dynamics Corp.                               4,257,741
            53,112  Honeywell International Inc.                         2,670,471
           345,142  Lockheed Martin Corp.                               34,051,710
           571,863  Northrop Grumman Corp.                              38,257,635
            37,176  Raytheon Co.                                         2,092,265
                                                                    --------------
                                                                       123,115,980
                                                                    --------------
AUTO COMPONENTS -- 0.9%
            79,482  Johnson Controls, Inc.                               2,279,544
           122,370  Lear Corp.(1)                                        1,735,207
           366,048  Magna International Inc. Cl A                       21,684,683
            64,640  TRW Automotive Holdings Corp.(1)                     1,193,901
                                                                    --------------
                                                                        26,893,335
                                                                    --------------
BEVERAGES -- 1.0%
            41,318  Coca-Cola Co. (The)                                  2,147,710
           490,712  Coca-Cola Enterprises Inc.                           8,489,317
           219,036  Molson Coors Brewing Co., Cl B                      11,900,225
           206,056  Pepsi Bottling Group Inc.                            5,753,084
            35,186  PepsiCo, Inc.                                        2,237,478
                                                                    --------------
                                                                        30,527,814
                                                                    --------------
BIOTECHNOLOGY -- 2.0%
         1,078,461  Amgen Inc.(1)                                       50,860,221
           128,403  Cephalon, Inc.(1)                                    8,563,196
                                                                    --------------
                                                                        59,423,417
                                                                    --------------
CAPITAL MARKETS -- 4.1%
           229,741  Bank of New York Mellon Corp. (The)                  8,691,102
           337,820  Charles Schwab Corp. (The)                           6,938,823
            14,153  Federated Investors Inc. Cl B                          487,146
           277,342  Goldman Sachs Group, Inc. (The)                     48,507,116
            17,688  Janus Capital Group Inc.                               468,201
           139,712  Lehman Brothers Holdings Inc.(2)                     2,767,695
           251,578  Merrill Lynch & Co., Inc.                            7,977,538
           631,223  Morgan Stanley                                      22,768,214
           385,374  State Street Corp.                                  24,660,082
                                                                    --------------
                                                                       123,265,917
                                                                    --------------
CHEMICALS -- 2.0%
            14,686  Ashland Inc.                                           707,865
            25,432  CF Industries Holdings, Inc.                         3,886,010
           860,611  du Pont (E.I.) de Nemours & Co.                     36,911,605

Shares                                                                       Value

           474,320  Methanex Corp.                                    $ 13,290,446
            33,802  Sigma-Aldrich Corp.                                  1,820,576
            38,616  Terra Industries Inc.                                1,905,700
                                                                    --------------
                                                                        58,522,202
                                                                    --------------
COMMERCIAL BANKS -- 1.6%
            29,866  Cullen/Frost Bankers, Inc.                           1,488,820
           133,030  International Bancshares Corp.                       2,842,851
           110,658  Regions Financial Corp.                              1,207,279
           281,036  Royal Bank of Canada                                12,553,878
           764,382  U.S. Bancorp                                        21,318,614
           345,432  Wells Fargo & Co.                                    8,204,010
                                                                    --------------
                                                                        47,615,452
                                                                    --------------
COMMERCIAL SERVICES & SUPPLIES -- 0.5%
            32,816  Allied Waste Industries Inc.(1)                        414,138
           517,929  R.R. Donnelley & Sons Co.                           15,377,312
                                                                    --------------
                                                                        15,791,450
                                                                    --------------
COMMUNICATIONS EQUIPMENT -- 0.2%
           283,303  Cisco Systems Inc.(1)                                6,589,628
             9,119  Nortel Networks Corp.(1)                                74,958
                                                                    --------------
                                                                         6,664,586
                                                                    --------------
COMPUTERS & PERIPHERALS -- 4.5%
            25,235  Apple Inc.(1)                                        4,225,348
           263,001  EMC Corp.(1)                                         3,863,485
         1,243,548  Hewlett-Packard Co.                                 54,977,257
           415,364  Lexmark International, Inc. Cl A(1)(3)              13,885,619
         1,070,320  Seagate Technology                                  20,475,222
           104,213  Sun Microsystems, Inc.(1)                            1,133,837
         1,008,702  Western Digital Corp.(1)                            34,830,480
                                                                    --------------
                                                                       133,391,248
                                                                    --------------
CONSTRUCTION & ENGINEERING -- 0.5%
           295,340  EMCOR Group Inc.(1)                                  8,426,050
            23,258  Fluor Corp.                                          4,327,849
             1,373  Jacobs Engineering Group Inc.(1)                       110,801
            54,408  Perini Corp.(1)                                      1,798,184
                                                                    --------------
                                                                        14,662,884
                                                                    --------------
CONSUMER FINANCE -- 0.8%
           383,572  Capital One Financial Corp.                         14,579,572
           693,172  Discover Financial Services                          9,129,075
                                                                    --------------
                                                                        23,708,647
                                                                    --------------
DIVERSIFIED FINANCIAL SERVICES -- 3.7%
         1,333,174  Bank of America Corp.                               31,822,863
         1,089,965  Citigroup Inc.                                      18,267,813
         1,719,358  JPMorgan Chase & Co.                                58,991,174
                                                                    --------------
                                                                       109,081,850
                                                                    --------------

------
22

Income & Growth

Shares                                                                       Value

DIVERSIFIED TELECOMMUNICATION SERVICES -- 4.4%
         1,724,978  AT&T Inc.                                         $ 58,114,509
            41,278  CenturyTel Inc.                                      1,469,084
            49,030  Embarq Corp.                                         2,317,648
         1,673,605  Qwest Communications International Inc.(2)           6,577,268
         1,725,895  Verizon Communications Inc.                         61,096,683
           117,280  Windstream Corp.                                     1,447,235
                                                                    --------------
                                                                       131,022,427
                                                                    --------------
ELECTRIC UTILITIES -- 2.9%
            49,133  Duke Energy Corp.                                      853,932
           630,117  Edison International                                32,375,410
            30,000  Entergy Corp.                                        3,614,400
           125,012  Exelon Corp.                                        11,246,080
           392,990  FPL Group, Inc.                                     25,772,284
            97,813  PPL Corp.                                            5,112,686
           147,831  Progress Energy Inc.                                 6,183,771
                                                                    --------------
                                                                        85,158,563
                                                                    --------------
ELECTRICAL EQUIPMENT -- 0.3%
           184,093  Emerson Electric Co.                                 9,103,399
                                                                    --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.9%
           886,504  Celestica Inc.(1)                                    7,473,229
           555,485  Tyco Electronics Ltd.                               19,897,472
                                                                    --------------
                                                                        27,370,701
                                                                    --------------
ENERGY EQUIPMENT & SERVICES -- 1.0%
            43,182  ENSCO International Inc.                             3,486,515
            70,471  Noble Corp.                                          4,577,796
            37,490  Oil States International, Inc.(1)                    2,378,366
           121,456  Patterson-UTI Energy Inc.                            4,377,274
            52,677  Smith International, Inc.                            4,379,566
            64,651  Transocean Inc.(1)                                   9,852,165
            18,807  Willbros Group, Inc.(1)(2)                             823,935
                                                                    --------------
                                                                        29,875,617
                                                                    --------------
FOOD & STAPLES RETAILING -- 1.0%
            26,007  BJ's Wholesale Club Inc.(1)                          1,006,471
           113,603  Costco Wholesale Corp.                               7,968,114
             9,784  Safeway Inc.                                           279,333
            74,205  Walgreen Co.                                         2,412,405
           336,108  Wal-Mart Stores, Inc.                               18,889,270
                                                                    --------------
                                                                        30,555,593
                                                                    --------------
FOOD PRODUCTS -- 1.4%
           611,193  General Mills, Inc.                                 37,142,198
            22,575  H.J. Heinz Co.                                       1,080,214
           211,052  Tyson Foods, Inc. Cl A                               3,153,117
                                                                    --------------
                                                                        41,375,529
                                                                    --------------

Shares                                                                       Value

GAS UTILITIES -- 0.1%
            89,989  Nicor Inc.                                         $ 3,832,632
                                                                    --------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.9%
           249,736  Baxter International Inc.                           15,968,120
           478,052  Becton, Dickinson & Co.                             38,865,628
           192,053  Boston Scientific Corp.(1)                           2,360,331
            18,671  Hospira Inc.(1)                                        748,894
                                                                    --------------
                                                                        57,942,973
                                                                    --------------
HEALTH CARE PROVIDERS & SERVICES -- 0.7%
           495,300  AMERIGROUP Corp.(1)                                 10,302,241
           256,614  Apria Healthcare Group Inc.(1)                       4,975,745
            65,852  Express Scripts, Inc.(1)                             4,130,237
                                                                    --------------
                                                                        19,408,223
                                                                    --------------
HOTELS, RESTAURANTS & LEISURE -- 2.1%
           187,249  Burger King Holdings, Inc.                           5,016,401
           943,939  McDonald's Corp.                                    53,068,250
            87,740  WMS Industries Inc.(1)                               2,612,020
            20,375  Yum! Brands, Inc.                                      714,959
                                                                    --------------
                                                                        61,411,630
                                                                    --------------
HOUSEHOLD DURABLES -- 1.5%
           101,896  Blyth, Inc.                                          1,225,809
            27,353  NVR, Inc.(1)                                        13,678,688
           109,288  Pulte Homes Inc.                                     1,052,443
            15,116  Snap-on Inc.                                           786,183
            46,023  Toll Brothers Inc.(1)(2)                               862,011
           766,340  Tupperware Brands Corp.                             26,224,155
                                                                    --------------
                                                                        43,829,289
                                                                    --------------
HOUSEHOLD PRODUCTS -- 2.3%
            61,004  Clorox Co.                                           3,184,409
           717,116  Kimberly-Clark Corp.                                42,869,194
           382,550  Procter & Gamble Co. (The)                          23,262,866
                                                                    --------------
                                                                        69,316,469
                                                                    --------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.3%
           458,701  Reliant Energy, Inc.(1)                              9,756,570
                                                                    --------------
INDUSTRIAL CONGLOMERATES -- 1.5%
         1,524,550  General Electric Co.                                40,690,240
            36,499  Walter Industries Inc.                               3,969,996
                                                                    --------------
                                                                        44,660,236
                                                                    --------------
INSURANCE -- 3.5%
           603,189  Ace, Ltd.                                           33,229,683
           243,109  Arch Capital Group Ltd.(1)                          16,122,989
           672,776  Aspen Insurance Holdings Ltd.                       15,924,608
           212,593  Axis Capital Holdings Ltd.                           6,337,397
           430,883  Endurance Specialty Holdings Ltd.                   13,266,888
            95,734  Max Capital Group Ltd.                               2,042,006

------
23

Income & Growth

Shares                                                                       Value

            86,509  PartnerRe Ltd.                                     $ 5,980,367
            85,538  Travelers Companies, Inc. (The)                      3,712,349
           326,734  Unum Group                                           6,681,710
                                                                    --------------
                                                                       103,297,997
                                                                    --------------
INTERNET SOFTWARE & SERVICES -- 0.2%
           143,747  Open Text Corp.(1)(2)                                4,614,279
                                                                    --------------
IT SERVICES -- 5.2%
           883,884  Accenture Ltd. Cl A                                 35,991,756
           800,832  Computer Sciences Corp.(1)                          37,510,971
           659,457  International Business Machines Corp.               78,165,437
            20,655  MasterCard Inc. Cl A                                 5,484,316
            11,680  Visa Inc. Cl A(1)                                      949,701
                                                                    --------------
                                                                       158,102,181
                                                                    --------------
LEISURE EQUIPMENT & PRODUCTS -- 1.0%
           809,623  Hasbro, Inc.                                        28,919,734
                                                                    --------------
LIFE SCIENCES TOOLS & SERVICES -- 0.4%
           135,288  Invitrogen Corp.(1)                                  5,311,407
             5,683  Millipore Corp.(1)                                     385,648
            88,111  Thermo Fisher Scientific Inc.(1)                     4,910,426
                                                                    --------------
                                                                        10,607,481
                                                                    --------------
MACHINERY -- 1.3%
           325,248  Caterpillar Inc.                                    24,009,808
            49,655  Dover Corp.                                          2,401,812
           190,470  Parker-Hannifin Corp.                               13,584,320
                                                                    --------------
                                                                        39,995,940
                                                                    --------------
MEDIA -- 2.9%
         1,162,315  CBS Corp. Cl B                                      22,653,519
           770,123  Comcast Corp. Cl A                                  14,609,233
            43,361  Omnicom Group Inc.                                   1,946,042
            54,471  Regal Entertainment Group Cl A                         832,317
         1,480,050  Walt Disney Co. (The)                               46,177,560
                                                                    --------------
                                                                        86,218,671
                                                                    --------------
METALS & MINING -- 2.4%
           409,946  Freeport-McMoRan Copper & Gold, Inc.                48,041,572
           145,505  Nucor Corp.                                         10,864,858
           116,592  Southern Copper Corp.(2)                            12,432,205
                                                                    --------------
                                                                        71,338,635
                                                                    --------------
MULTI-UTILITIES -- 0.2%
           133,333  Public Service Enterprise Group Inc.                 6,123,985
                                                                    --------------
MULTILINE RETAIL -- 0.4%
           597,065  Macy's Inc.                                         11,595,002
                                                                    --------------

Shares                                                                       Value

OFFICE ELECTRONICS -- 1.3%
         2,784,434  Xerox Corp.                                       $ 37,756,925
                                                                    --------------
OIL, GAS & CONSUMABLE FUELS -- 17.3%
            33,794  Alpha Natural Resources, Inc.(1)                     3,524,376
            87,469  Apache Corp.                                        12,158,191
           915,963  Chevron Corp.                                       90,799,412
           800,248  ConocoPhillips                                      75,535,409
            87,245  Devon Energy Corp.                                  10,483,359
           179,848  EnCana Corp.                                        16,353,579
         1,809,676  Exxon Mobil Corp.                                  159,486,745
           116,231  Frontline Ltd.(2)                                    8,110,599
            73,674  Hess Corp.                                           9,296,922
            21,105  Massey Energy Co.                                    1,978,594
            45,155  Noble Energy Inc.                                    4,540,787
           628,312  Occidental Petroleum Corp.                          56,460,116
            96,948  Stone Energy Corp.(1)                                6,389,843
            63,286  Sunoco, Inc.                                         2,575,107
           617,016  Valero Energy Corp.                                 25,408,719
           489,472  W&T Offshore Inc.                                   28,639,007
           153,236  Williams Companies, Inc. (The)                       6,176,943
                                                                    --------------
                                                                       517,917,708
                                                                    --------------
PHARMACEUTICALS -- 5.0%
           932,538  Bristol-Myers Squibb Co.                            19,145,005
           341,542  Eli Lilly & Co.                                     15,765,579
           761,224  Johnson & Johnson                                   48,977,152
         3,698,005  Pfizer Inc.                                         64,604,148
            27,385  Watson Pharmaceuticals, Inc.(1)                        744,050
            20,020  Wyeth                                                  960,159
                                                                    --------------
                                                                       150,196,093
                                                                    --------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.6%
            11,813  Apartment Investment and Management Co. Cl A           402,351
            51,955  CBL & Associates Properties, Inc.                    1,186,652
           271,502  Hospitality Properties Trust                         6,640,939
            75,920  Host Hotels & Resorts Inc.                           1,036,308
           392,739  HRPT Properties Trust                                2,658,843
            61,737  ProLogis                                             3,355,406
            32,377  Public Storage Inc.                                  2,615,738
                                                                    --------------
                                                                        17,896,237
                                                                    --------------
ROAD & RAIL -- 1.1%
            11,753  Con-way Inc.                                           555,447
           191,870  CSX Corp.                                           12,051,354
           143,571  Norfolk Southern Corp.                               8,997,595
            15,076  Ryder System, Inc.                                   1,038,435

------
24

Income & Growth

Shares                                                                       Value

           135,495  Union Pacific Corp.                               $ 10,229,872
                                                                    --------------
                                                                        32,872,703
                                                                    --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.4%
         1,698,021  Amkor Technology Inc.(1)                            17,676,398
             6,971  ASM International N.V.(2)                              209,130
           789,349  Intel Corp.                                         16,955,217
           584,262  LSI Corp.(1)                                         3,587,369
            93,033  Skyworks Solutions, Inc.(1)                            918,236
           108,413  Xilinx, Inc.                                         2,737,428
                                                                    --------------
                                                                        42,083,778
                                                                    --------------
SOFTWARE -- 2.6%
            49,812  CA, Inc.                                             1,150,159
         1,583,439  Microsoft Corp.                                     43,560,406
           178,855  Quest Software, Inc.(1)                              2,648,843
         1,538,699  Symantec Corp.(1)                                   29,773,826
                                                                    --------------
                                                                        77,133,234
                                                                    --------------
SPECIALTY RETAIL -- 1.5%
            60,393  Best Buy Co., Inc.                                   2,391,563
         1,456,460  Gap, Inc. (The)                                     24,279,189
         1,189,312  RadioShack Corp.                                    14,592,858
           134,348  Rent-A-Center Inc.(1)                                2,763,538
                                                                    --------------
                                                                        44,027,148
                                                                    --------------
TEXTILES, APPAREL & LUXURY GOODS(4)
            19,060  VF Corp.                                             1,356,691
                                                                    --------------
THRIFTS & MORTGAGE FINANCE -- 0.3%
           104,250  Fannie Mae                                           2,033,918
           264,383  Hudson City Bancorp, Inc.                            4,409,908
            76,444  New York Community Bancorp, Inc.(2)                  1,363,761
                                                                    --------------
                                                                         7,807,587
                                                                    --------------
TOBACCO -- 1.7%
         1,254,921  Altria Group Inc.                                   25,801,175
           239,942  Reynolds American Inc.                              11,198,093
           280,966  Universal Corp.                                     12,705,283
                                                                    --------------
                                                                        49,704,551
                                                                    --------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.1%
            54,737  American Tower Corp. Cl A(1)                         2,312,638
                                                                    --------------
TOTAL COMMON STOCKS
(Cost $2,733,365,186)                                                2,939,163,831
                                                                    --------------

                                                                             Value

Temporary Cash Investments - Segregated for Futures Contracts -- 0.8%

Repurchase Agreement, Bank of America Securities, LLC,
(collateralized by various U.S. Treasury obligations,
3.375%-3.875%, 1/15/09-1/15/12, valued at $25,654,935), in a joint trading account at 1.47%, dated 6/30/08, due 7/1/08
(Delivery value $25,148,027)
(Cost $25,147,000)                                                    $ 25,147,000
                                                                    --------------

Temporary Cash Investments -- 0.8%

Repurchase Agreement, Bank of America Securities, LLC,
(collateralized by various U.S. Treasury obligations,
3.375%-3.875%, 1/15/09-1/15/12, valued at $28,804,500), in a joint trading account at 1.47%, dated 6/30/08, due 7/1/08
(Delivery value $22,353,913) (Cost $22,353,000)                         22,353,000
                                                                    --------------

Temporary Cash Investments - Securities Lending Collateral(5) -- 1.2%

Repurchase Agreement, Barclays Capital Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 2.50%, dated 6/30/08, due 7/1/08
(Delivery value $9,000,625)                                              9,000,000

Repurchase Agreement, BNP Paribas Securities Corp.,
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 2.45%, dated 6/30/08,
due 7/1/08 (Delivery value $9,000,613)                                   9,000,000

Repurchase Agreement, Deutsche Bank Securities Inc.,
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 2.50%, dated 6/30/08,
due 7/1/08 (Delivery value $9,000,625)                                   9,000,000

Repurchase Agreement, UBS Securities LLC, (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 2.65%, dated 6/30/08, due 7/1/08
(Delivery value $7,671,470)                                              7,670,905
                                                                    --------------
TOTAL TEMPORARY CASH INVESTMENTS -- SECURITIES
LENDING COLLATERAL
(Cost $34,670,905)                                                      34,670,905
                                                                    --------------
TOTAL INVESTMENT SECURITIES -- 101.4%
(Cost $2,815,536,091)                                                3,021,334,736
                                                                    --------------
OTHER ASSETS AND LIABILITIES -- (1.4)%                                (41,090,864)
                                                                    --------------
TOTAL NET ASSETS -- 100.0%                                          $2,980,243,872
                                                                    ==============

------
25

Income & Growth

Futures Contracts
                                                 Underlying Face     Unrealized
    Contracts Purchased       Expiration Date    Amount at Value     Gain (Loss)

392       S&P 500
          E-Mini Futures      September 2008       $25,146,800      $(1,194,338)
                                                 ==============    ==============

Notes to Schedule of Investments

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of June 30, 2008.

(3) Security, or a portion thereof, has been segregated at the custodian bank, or with the broker as initial margin on futures contracts.

(4) Industry is less than 0.05% of total net assets.

(5) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
26

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2008 to June 30, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than
$10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century
Investments Brokerage accounts) registered under your Social Security number.
PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs
(including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and
certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
27

                                     Ending
                      Beginning      Account      Expenses Paid
                       Account        Value       During Period*      Annualized
                     Value 1/1/08    6/30/08     1/1/08 - 6/30/08   Expense Ratio*

Disciplined Growth

ACTUAL

Investor Class          $1,000       $900.40          $4.91             1.04%

Institutional Class     $1,000       $901.40          $3.97             0.84%

A Class                 $1,000       $899.30          $6.09             1.29%

B Class                 $1,000       $896.10          $9.62             2.04%

C Class                 $1,000       $896.10          $9.62             2.04%

R Class                 $1,000       $898.00          $7.27             1.54%

HYPOTHETICAL

Investor Class          $1,000      $1,019.69         $5.22             1.04%

Institutional Class     $1,000      $1,020.69         $4.22             0.84%

A Class                 $1,000      $1,018.45         $6.47             1.29%

B Class                 $1,000      $1,014.72         $10.22            2.04%

C Class                 $1,000      $1,014.72         $10.22            2.04%

R Class                 $1,000      $1,017.21         $7.72             1.54%

Equity Growth

ACTUAL

Investor Class          $1,000       $905.10          $3.22             0.68%

Institutional Class     $1,000       $906.00          $2.27             0.48%

A Class                 $1,000       $904.20          $4.40             0.93%

B Class                 $1,000       $900.70          $7.94             1.68%

C Class                 $1,000       $900.90          $7.94             1.68%

R Class                 $1,000       $902.90          $5.58             1.18%

HYPOTHETICAL

Investor Class          $1,000      $1,021.48         $3.42             0.68%

Institutional Class     $1,000      $1,022.48         $2.41             0.48%

A Class                 $1,000      $1,020.24         $4.67             0.93%

B Class                 $1,000      $1,016.51         $8.42             1.68%

C Class                 $1,000      $1,016.51         $8.42             1.68%

R Class                 $1,000      $1,019.00         $5.92             1.18%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
28

                                     Ending
                      Beginning      Account      Expenses Paid
                       Account        Value       During Period*      Annualized
                     Value 1/1/08    6/30/08     1/1/08 - 6/30/08   Expense Ratio*

Income & Growth

ACTUAL

Investor Class          $1,000       $880.30          $3.18             0.68%

Institutional Class     $1,000       $881.10          $2.24             0.48%

A Class                 $1,000       $879.30          $4.35             0.93%

B Class                 $1,000       $876.30          $7.84             1.68%

C Class                 $1,000       $876.00          $7.84             1.68%

R Class                 $1,000       $878.30          $5.51             1.18%

HYPOTHETICAL

Investor Class          $1,000      $1,021.48         $3.42             0.68%

Institutional Class     $1,000      $1,022.48         $2.41             0.48%

A Class                 $1,000      $1,020.24         $4.67             0.93%

B Class                 $1,000      $1,016.51         $8.42             1.68%

C Class                 $1,000      $1,016.51         $8.42             1.68%

R Class                 $1,000      $1,019.00         $5.92             1.18%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
29

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2008
                                    Disciplined            Equity
                                         Growth            Growth  Income & Growth

ASSETS

Investment securities, at value
(cost of $19,877,052,
$2,649,491,997 and
$2,780,865,186, respectively) --
including $93,455, $15,486,627
and $34,285,941 of securities
on loan, respectively               $21,334,568    $2,800,605,562   $2,986,663,831

Investments made with cash
collateral received for
securities on loan, at
value (cost of $95,224,
$16,431,546 and $34,670,905,
respectively)                            95,224        16,431,546       34,670,905
                                    -----------    --------------   --------------
Total investment securities, at
value (cost of $19,972,276,
$2,665,923,543 and
$2,815,536,091, respectively)        21,429,792     2,817,037,108    3,021,334,736

Cash                                         --        26,682,130               --

Cash collateral received
for securities on loan                       --                --          900,729

Receivable for
investments sold                        850,472        19,741,702       75,622,000

Receivable for variation margin
on futures contracts                         --           211,529          653,142

Dividends and
interest receivable                      12,609         2,200,280        3,510,705
                                    -----------    --------------   --------------
                                     22,292,873     2,865,872,749    3,102,021,312
                                    -----------    --------------   --------------

LIABILITIES

Disbursements in excess
of demand deposit cash                   61,935                --        2,633,531

Payable for collateral received
for securities
on loan                                  95,224        16,431,546       35,571,634

Payable for investments purchased       638,134        12,623,394       81,808,621

Payable for capital
shares redeemed                              --            17,036           52,485

Accrued management fees                  18,151         1,594,919        1,629,400

Distribution fees payable                    28             5,064              774

Service fees (and distribution
fees -- A Class and R Class)
payable                                     376            75,367           80,995
                                    -----------    --------------   --------------
                                        813,848        30,747,326      121,777,440
                                    -----------    --------------   --------------

NET ASSETS                          $21,479,025    $2,835,125,423   $2,980,243,872
                                    ===========    ==============   ==============

See Notes to Financial Statements.

------
30

JUNE 30, 2008
                                    Disciplined            Equity
                                         Growth            Growth  Income & Growth
NET ASSETS CONSIST OF:

Capital (par value and
paid-in surplus)                    $20,500,040    $2,769,686,695   $2,865,825,840

Undistributed net
investment income                            --         8,032,494        9,296,178

Accumulated net realized loss on
investment
and foreign
currency transactions                 (478,531)      (93,707,331)     (99,482,453)

Net unrealized appreciation on
investments                           1,457,516       151,113,565      204,604,307
                                    -----------    --------------   --------------
                                    $21,479,025    $2,835,125,423   $2,980,243,872
                                    ===========    ==============   ==============

INVESTOR CLASS, $0.01 PAR VALUE

Net assets                          $16,092,998    $2,046,107,131   $2,078,333,304

Shares outstanding                    1,447,451        93,685,882       82,080,519

Net asset value per share                $11.12            $21.84           $25.32

INSTITUTIONAL CLASS, $0.01 PAR VALUE

Net assets                           $4,194,101      $443,646,630     $538,655,511

Shares outstanding                      376,051        20,291,218       21,248,236

Net asset value per share                $11.15            $21.86           $25.35

A CLASS, $0.01 PAR VALUE

Net assets                             $571,144      $336,939,152     $361,500,323

Shares outstanding                       51,583        15,449,007       14,299,490

Net asset value per share                $11.07            $21.81           $25.28

Maximum offering price
(net asset value divided
by 0.9425)                               $11.75            $23.14           $26.82

B CLASS, $0.01 PAR VALUE

Net assets                              $22,185           $46,128          $32,591

Shares outstanding                        2,010             2,118            1,290

Net asset value per share                $11.04            $21.78           $25.26

C CLASS, $0.01 PAR VALUE

Net assets                              $22,186        $7,634,420       $1,176,253

Shares outstanding                        2,010           352,772           46,673

Net asset value per share                $11.04            $21.64           $25.20

R CLASS, $0.01 PAR VALUE

Net assets                             $576,411          $751,962         $545,890

Shares outstanding                       52,400            34,475           21,587

Net asset value per share                $11.00            $21.81           $25.29

See Notes to Financial Statements.

------
31

STATEMENT OF OPERATIONS

YEAR ENDED JUNE 30, 2008
                                    Disciplined            Equity
                                         Growth            Growth  Income & Growth
INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes
withheld of $14,923, $1,456,697
and $2,678,441, respectively)         $ 250,573      $ 55,008,414     $ 80,694,173

Interest                                  4,439           485,279          497,652

Securities lending, net                   7,076           497,973        1,330,099
                                   ------------    --------------   --------------
                                        262,088        55,991,666       82,521,924
                                   ------------    --------------   --------------

EXPENSES:

Management fees                         266,614        21,167,153       23,786,321

Distribution fees:

 A Class                                    535           203,181          295,406

 B Class                                    131               220              162

 C Class                                    131            80,098           11,179

Service fees:

 A Class                                    535           203,181          295,406

 B Class                                     44                73               54

 C Class                                     44            26,699            3,726

Distribution and
service fees:

 A Class                                  1,492           877,790        1,077,377

 R Class                                  3,044             4,581            3,617

Directors' fees and expenses              1,188           105,269          121,727

Other expenses                            2,519            23,961           90,623
                                   ------------    --------------   --------------
                                        276,277        22,692,206       25,685,598
                                   ------------    --------------   --------------

NET INVESTMENT INCOME (LOSS)           (14,189)        33,299,460       56,836,326
                                   ------------    --------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                  16,445      (25,950,195)      (4,834,596)

Futures transactions                         --       (1,751,610)        (506,671)
                                   ------------    --------------   --------------
                                         16,445      (27,701,805)      (5,341,267)
                                   ------------    --------------   --------------

CHANGE IN NET
UNREALIZED APPRECIATION
(DEPRECIATION) ON:

Investments                         (1,723,217)     (431,936,177)    (799,800,021)

Futures                                      --                --      (1,021,823)
                                   ------------    --------------   --------------
                                    (1,723,217)     (431,936,177)    (800,821,844)
                                   ------------    --------------   --------------

NET REALIZED AND UNREALIZED
GAIN (LOSS)                         (1,706,772)     (459,637,982)    (806,163,111)
                                   ------------    --------------   --------------
NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS                    $(1,720,961)    $(426,338,522)   $(749,326,785)
                                   ============    ==============   ==============

See Notes to Financial Statements.

------
32

STATEMENT OF CHANGES IN NET ASSETS

YEAR ENDED JUNE 30, 2008, SIX MONTHS ENDED JUNE 30, 2007 AND YEAR ENDED DECEMBER
31, 2006
                                                                Disciplined Growth
Increase (Decrease) in
Net Assets                  June 30, 2008     June 30, 2007(1)   December 31, 2006

OPERATIONS

Net investment income
(loss)                         $ (14,189)           $ (37,308)          $ (32,563)

Net realized
gain (loss)                        16,445              689,965             152,760

Change in net
unrealized appreciation
(depreciation)                (1,723,217)            1,200,005           1,563,156
                             ------------         ------------        ------------
Net increase (decrease)
in net assets resulting
from operations               (1,720,961)            1,852,662           1,683,353
                             ------------         ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS

From net
realized gains:

 Investor Class                 (842,841)             (82,615)            (59,461)

 Institutional Class            (231,230)             (32,421)             (2,906)

 A Class                         (28,321)              (1,547)             (2,942)

 B Class                            (928)                   --                  --

 C Class                            (929)                   --                  --

 R Class                         (24,205)                (920)             (2,902)
                             ------------         ------------        ------------
Decrease in net assets
from distributions            (1,128,454)            (117,503)            (68,211)
                             ------------         ------------        ------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease)
in net assets from
capital share
transactions                  (7,230,688)            7,892,977          10,168,709
                             ------------         ------------        ------------

NET INCREASE (DECREASE)
IN
NET ASSETS                   (10,080,103)            9,628,136          11,783,851

NET ASSETS

Beginning of period            31,559,128           21,930,992          10,147,141
                             ------------         ------------        ------------
End of period                $ 21,479,025          $31,559,128         $21,930,992
                             ============         ============        ============

(1) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

See Notes to Financial Statements.

------
33

YEAR ENDED JUNE 30, 2008, SIX MONTHS ENDED JUNE 30, 2007 AND YEAR ENDED DECEMBER
31, 2006
                                                                     Equity Growth
Increase (Decrease) in
Net Assets                  June 30, 2008     June 30, 2007(1)   December 31, 2006

OPERATIONS

Net investment income
(loss)                       $ 33,299,460         $ 14,268,099        $ 26,827,619

Net realized
gain (loss)                  (27,701,805)          171,540,179         149,366,219

Change in net
unrealized appreciation
(depreciation)              (431,936,177)           37,793,158         220,465,431
                           --------------       --------------      --------------
Net increase (decrease)
in net assets resulting
from operations             (426,338,522)          223,601,436         396,659,269
                           --------------       --------------      --------------

DISTRIBUTIONS TO SHAREHOLDERS

From net
investment income:

 Investor Class              (18,117,148)         (10,458,174)        (21,143,287)

 Institutional Class          (4,575,117)          (2,499,498)         (4,414,003)

 A Class                      (2,458,073)          (1,343,418)         (2,489,039)

 B Class                             (23)                   --                  --

 C Class                          (3,652)                   --             (1,324)

 R Class                          (3,169)              (1,760)             (1,700)

From net
realized gains:

 Investor Class             (168,886,889)         (27,461,888)        (73,924,246)

 Institutional Class         (35,308,932)          (5,252,901)        (13,749,511)

 A Class                     (31,289,644)          (4,803,500)        (12,310,779)

 B Class                          (1,935)                   --                  --

 C Class                        (789,602)            (119,995)           (300,278)

 R Class                         (77,406)              (9,365)            (18,301)
                           --------------       --------------      --------------
Decrease in net assets
from distributions          (261,511,590)         (51,950,499)       (128,352,468)
                           --------------       --------------      --------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease)
in net assets from
capital share
transactions                (175,475,327)          137,367,176         710,351,831

NET INCREASE (DECREASE)
IN
NET ASSETS                  (863,325,439)          309,018,113         978,658,632

NET ASSETS

Beginning of period         3,698,450,862        3,389,432,749       2,410,774,117
                           --------------       --------------      --------------
End of period              $2,835,125,423       $3,698,450,862      $3,389,432,749
                           ==============       ==============      ==============
Undistributed net
investment income              $8,032,494                 $577                 $30
                           ==============       ==============      ==============

(1) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

See Notes to Financial Statements.

------
34

YEAR ENDED JUNE 30, 2008, SIX MONTHS ENDED JUNE 30, 2007 AND YEAR ENDED DECEMBER
31, 2006
                                                                   Income & Growth
Increase (Decrease)
in Net Assets                June 30, 2008    June 30, 2007(1)   December 31, 2006

OPERATIONS

Net investment
income (loss)                 $ 56,836,326        $ 31,411,531        $ 83,888,790

Net realized
gain (loss)                    (5,341,267)         300,281,686         286,941,249

Change in net
unrealized appreciation
(depreciation)               (800,821,844)          13,529,449         371,372,571
                           ---------------      --------------      --------------
Net increase (decrease)
in net assets resulting
from operations              (749,326,785)         345,222,666         742,202,610
                           ---------------      --------------      --------------

DISTRIBUTIONS TO SHAREHOLDERS

From net
investment income:

 Investor Class               (32,809,227)        (23,150,498)        (65,305,583)

 Institutional Class           (6,577,667)         (3,517,213)         (9,385,646)

 A Class                       (5,630,116)         (3,836,846)        (11,229,957)

 B Class                              (91)                  --                  --

 C Class                           (6,702)             (4,018)            (17,474)

 R Class                           (6,676)             (3,169)             (7,539)

From net
realized gains:

 Investor Class              (278,102,719)        (55,684,751)       (165,154,113)

 Institutional Class          (52,837,113)         (7,771,144)        (21,988,025)

 A Class                      (55,266,754)        (10,816,536)        (32,097,121)

 B Class                           (2,900)                  --                  --

 C Class                         (155,764)            (31,206)            (91,349)

 R Class                          (85,046)            (10,510)            (28,042)
                           ---------------      --------------      --------------
Decrease in net assets
from distributions           (431,480,775)       (104,825,891)       (305,304,849)
                           ---------------      --------------      --------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease)
in net assets from
capital share
transactions                 (466,136,259)       (382,320,636)       (454,981,094)
                           ---------------      --------------      --------------

NET INCREASE (DECREASE)
IN
NET ASSETS                 (1,646,943,819)       (141,923,861)        (18,083,333)

NET ASSETS

Beginning of period          4,627,187,691       4,769,111,552       4,787,194,885
                           ---------------      --------------      --------------
End of period               $2,980,243,872      $4,627,187,691      $4,769,111,552
                           ===============      ==============      ==============
Undistributed net
investment income               $9,296,178            $758,541                  --
                           ===============      ==============      ==============

(1) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

See Notes to Financial Statements.

------
35

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2008

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Quantitative Equity Funds, Inc. (the
corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. Disciplined Growth Fund
(Disciplined Growth), Equity Growth Fund (Equity Growth) and Income & Growth
Fund (Income & Growth) (collectively, the funds) are three funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds seek long-term capital growth by investing in common stocks. Income is a secondary objective for Income & Growth. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- The funds are authorized to issue the Investor Class, the
Institutional Class, the A Class (formerly Advisor Class), the B Class, the C
Class and the R Class. The A Class may incur an initial sales charge. The A
Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets. Sale of Disciplined Growth's B
Class and C Class commenced on September 28, 2007. Sale of Equity Growth and
Income & Growth's B Class commenced on September 28, 2007.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds estimate the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The funds may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the
Statement of Operations. The funds continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

------
36

FUTURES CONTRACTS -- The funds may enter into futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin)
are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures transactions and unrealized appreciation
(depreciation) on futures, respectively.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The funds are no longer subject to examination by tax authorities for years prior to 2004. At this time, management has not identified any uncertain tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid semiannually for Disciplined Growth. Distributions from net investment income, if any, are declared and paid quarterly for Equity Growth and Income & Growth. Distributions from net realized gains for the funds, if any, are generally declared and paid twice a year.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

On July 27, 2007, the A Class (formerly Advisor Class) shareholders of the funds approved a change in the class's fee structure. The change was approved by the Board of Directors on December 8, 2006. Effective September 4, 2007,
the fee structure change resulted in an increase of 0.25% in the unified management fee and a simultaneous decrease of 0.25% in the total distribution and service fee, resulting in no change to the total operating expense ratio of the class.

------
37

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as each fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.6880%
to 0.8700% for Disciplined Growth and from 0.3380% to 0.5200% for Equity
Growth and Income & Growth. The rates for the Complex Fee (Investor Class, A
Class, B Class, C Class, and R Class) range from 0.2500% to 0.3100%. The
Institutional Class is 0.2000% less at each point within the Complex Fee range. Prior to September 4, 2007, the A Class was 0.2500% less at each point within the Complex Fee range. The effective annual management fee for each class of the funds for the year ended June 30, 2008 was as follows:

                           Investor, B, C & R    Institutional           A
Disciplined Growth               1.02%               0.82%             0.95%
Equity Growth                    0.67%               0.47%             0.62%
Income & Growth                  0.67%               0.47%             0.61%

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the A
Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule
12b-1 of the 1940 Act. The plans provide that the A Class will pay American
Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay
ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. Prior to September 4, 2007, the Board of Directors had adopted a
Master Distribution and Shareholder Services Plan for the A Class, pursuant to
Rule 12b-1 of the 1940 Act, in which the A Class paid ACIS an annual distribution fee of 0.25% and service fee of 0.25%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2008, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM).
JPMIM is a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The funds have a securities lending agreement with
JPMorgan Chase Bank (JPMCB). Prior to December 12, 2007, the funds had a bank line of credit agreement with JPMCB. JPMCB is a custodian of the funds and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
June 30, 2008, were as follows:

                           Disciplined Growth    Equity Growth    Income & Growth
Purchases                     $36,302,111       $3,470,817,245    $2,130,478,783
Proceeds from sales           $44,610,362       $3,908,840,109    $2,971,750,070

------
38

4. CAPITAL SHARE TRANSACTIONS

The corporation is authorized to issue three billion shares. Transactions in shares of the funds were as follows:

                                                                          Six months ended
                             Year ended June 30, 2008(1)                  June 30, 2007(2)     Year ended December 31, 2006
                               Shares             Amount          Shares            Amount          Shares           Amount
Disciplined Growth

INVESTOR CLASS/
SHARES AUTHORIZED          80,000,000                        100,000,000                       100,000,000
                          ===========                        ===========                       ===========
Sold                          273,346        $ 3,310,471         608,592        $7,252,472       1,003,253      $10,975,449

Issued in
reinvestment of
distributions                  68,671            830,920           7,067            82,688           5,508           58,549

Redeemed                    (739,371)        (8,613,604)       (211,524)       (2,553,115)       (386,639)      (4,213,298)
                          -----------      -------------     -----------       -----------     -----------     ------------
                            (397,354)        (4,472,213)         404,135         4,782,045         622,122        6,820,700
                          -----------      -------------     -----------       -----------     -----------     ------------
INSTITUTIONAL CLASS/
SHARES AUTHORIZED          10,000,000                         10,000,000                        10,000,000
                          ===========                        ===========                       ===========
Sold                          119,528          1,448,691         256,852         3,066,108         292,548        3,270,683

Issued in
reinvestment of
distributions                  19,063            231,230           2,805            32,121             273            2,906

Redeemed                    (322,327)        (3,877,341)        (39,052)         (476,062)         (3,740)         (41,524)
                          -----------      -------------     -----------       -----------     -----------     ------------
                            (183,736)        (2,197,420)         220,605         2,622,167         289,081        3,232,065
                          -----------      -------------     -----------       -----------     -----------     ------------
A CLASS/
SHARES AUTHORIZED          10,000,000                         10,000,000                        10,000,000
                          ===========                        ===========                       ===========
Sold                           22,561            272,265          41,328           497,751           9,651          110,110

Issued in
reinvestment of
distributions                   2,346             28,312             135             2,047             277            2,942

Redeemed                     (74,563)          (937,691)           (968)          (11,955)              --               --
                          -----------      -------------     -----------       -----------     -----------     ------------
                             (49,656)          (637,114)          40,495           487,843           9,928          113,052
                          -----------      -------------     -----------       -----------     -----------     ------------
B CLASS/
SHARES AUTHORIZED          10,000,000                                N/A                               N/A
                          ===========                        ===========                       ===========
Sold                            1,933             24,999

Issued in
reinvestment of
distributions                      77                928
                          -----------      -------------
                                2,010             25,927
                          -----------      -------------
C CLASS/
SHARES AUTHORIZED          10,000,000                                N/A                               N/A
                          ===========                        ===========                       ===========
Sold                            1,933             24,998
Issued in
reinvestment of
distributions                      77                929
                          -----------      -------------
                                2,010             25,927
                          -----------      -------------
R CLASS/
SHARES AUTHORIZED          10,000,000                         10,000,000                        10,000,000
                          ===========                        ===========                       ===========
Sold                               --                 --               2                25              --               --

Issued in
reinvestment of
distributions                   2,015             24,205              80               921             273            2,892

Redeemed                           --                 --             (2)              (24)              --               --
                          -----------      -------------     -----------       -----------     -----------     ------------
                                2,015             24,205              80               922             273            2,892
                          -----------      -------------     -----------       -----------     -----------     ------------
Net increase
(decrease)                  (624,711)       $(7,230,688)         665,315        $7,892,977         921,404      $10,168,709
                          ===========      =============     ===========       ===========     ===========     ============

(1) September 28, 2007 (commencement of sale) through June 30, 2008 for the B
Class and C Class.

(2) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

------
39

                                                                          Six months ended
                             Year ended June 30, 2008(1)                  June 30, 2007(2)     Year ended December 31, 2006
                               Shares             Amount          Shares            Amount          Shares           Amount
Equity Growth

INVESTOR CLASS/
SHARES AUTHORIZED         300,000,000                        300,000,000                       300,000,000
                        =============                      =============                     =============
Sold                       13,807,508      $ 333,475,659      14,770,588     $ 391,414,452      26,811,185    $ 654,832,029

Issued in connection
with acquisition
(Note 9)                           --                 --         724,044        18,781,945              --               --

Issued in
reinvestment of
distributions               6,334,214        151,246,473       1,227,085        31,958,491       3,153,123       80,150,816

Redeemed                 (25,892,430)      (622,960,730)    (14,348,151)     (379,357,440)    (16,896,190)    (412,276,251)
                        -------------    ---------------   -------------    --------------   -------------   --------------
                          (5,750,708)      (138,238,598)       2,373,566        62,797,448      13,068,118      322,706,594
                        -------------    ---------------   -------------    --------------   -------------   --------------
INSTITUTIONAL CLASS/
SHARES AUTHORIZED          90,000,000                        100,000,000                       100,000,000
                        =============                      =============                     =============
Sold                        3,692,517         89,588,964       2,191,845        57,687,274      13,601,592      329,833,809

Issued in
reinvestment of
distributions               1,580,033         37,752,044         277,395         7,225,434         661,288       16,836,911

Redeemed                  (4,641,320)      (109,119,117)     (1,220,128)      (32,222,227)     (3,457,581)     (84,046,205)
                        -------------    ---------------   -------------    --------------   -------------   --------------
                              631,230         18,221,891       1,249,112        32,690,481      10,805,299      262,624,515
                        -------------    ---------------   -------------    --------------   -------------   --------------
A CLASS/
SHARES AUTHORIZED          50,000,000                         50,000,000                        50,000,000
                        =============                      =============                     =============
Sold                        4,092,498        101,844,420       3,893,503       102,547,364       7,946,847      193,744,650

Issued in connection
with acquisition
(Notes 8 and 9)                    --                 --          86,369         2,238,512       6,089,309      146,826,124

Issued in
reinvestment of
distributions               1,247,173         29,737,374         215,015         5,601,337         533,280       13,596,486

Redeemed                  (7,723,646)      (184,147,754)     (2,675,289)      (70,695,494)     (9,638,082)    (234,901,857)
                        -------------    ---------------   -------------    --------------   -------------   --------------
                          (2,383,975)       (52,565,960)       1,519,598        39,691,719       4,931,354      119,265,403
                        -------------    ---------------   -------------    --------------   -------------   --------------
B CLASS/
SHARES AUTHORIZED          10,000,000                                N/A                               N/A
                        =============                      =============                     =============
Sold                            3,009             72,211

Issued in
reinvestment of
distributions                      83              1,958

Redeemed                        (974)           (22,509)
                        -------------    ---------------
                                2,118             51,660
                        -------------    ---------------
C CLASS/
SHARES AUTHORIZED          10,000,000                         10,000,000                        10,000,000
                        =============                      =============                     =============
Sold                           63,714          1,555,295          91,421         2,409,503         253,603        6,163,462

Issued in connection
with acquisition
(Note 9)                           --                 --          21,807           562,138              --               --

Issued in
reinvestment of
distributions                  32,729            773,749           5,401           117,027          11,476          293,656

Redeemed                    (223,998)        (5,249,391)        (41,152)       (1,078,707)        (57,184)      (1,384,797)
                        -------------    ---------------   -------------    --------------   -------------   --------------
                            (127,555)        (2,920,347)          77,477         2,009,961         207,895        5,072,321
                        -------------    ---------------   -------------    --------------   -------------   --------------
R CLASS/
SHARES AUTHORIZED          10,000,000                         10,000,000                        10,000,000
                        =============                      =============                     =============
Sold                           26,397            662,896           8,564           217,652          33,562          831,340

Issued in
reinvestment of
distributions                   3,380             80,575             420            10,951             777           20,001

Redeemed                     (31,043)          (767,444)         (2,157)          (51,036)         (6,507)        (168,343)
                        -------------    ---------------   -------------    --------------   -------------   --------------
                              (1,266)           (23,973)           6,827           177,567          27,832          682,998
                        -------------    ---------------   -------------    --------------   -------------   --------------
Net increase
(decrease)                (7,630,156)     $(175,475,327)       5,226,580     $ 137,367,176      29,040,498    $ 710,351,831
                        =============    ===============   =============    ==============   =============   ==============

(1) September 28, 2007 (commencement of sale) through June 30, 2008 for the B
Class.

(2) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

------
40

                                                                          Six months ended
                             Year ended June 30, 2008(1)                  June 30, 2007(2)     Year ended December 31, 2006
                               Shares             Amount          Shares            Amount          Shares           Amount
Income & Growth

INVESTOR CLASS/
SHARES AUTHORIZED         300,000,000                        400,000,000                       400,000,000
                        =============                      =============                     =============
Sold                        6,415,315      $ 194,535,979       7,549,269     $ 256,603,017      12,606,151    $ 399,477,511

Issued in
reinvestment of
distributions              10,224,009        294,726,443       2,296,867        74,489,014       6,686,728      217,714,439

Redeemed                 (33,404,033)    (1,021,552,458)    (18,472,679)     (625,386,610)    (31,072,965)    (985,763,268)
                        -------------    ---------------   -------------    --------------   -------------   --------------
                         (16,764,709)      (532,290,036)     (8,626,543)     (294,294,579)    (11,780,086)    (368,571,318)
                        -------------    ---------------   -------------    --------------   -------------   --------------
INSTITUTIONAL CLASS/
SHARES AUTHORIZED          50,000,000                         60,000,000                        60,000,000
                        =============                      =============                     =============
Sold                       11,749,338        347,201,581       2,000,332        67,683,012       2,537,023       80,219,380

Issued in
reinvestment of
distributions               1,989,992         57,370,982         335,100        10,875,432         913,065       29,746,038

Redeemed                  (5,108,609)      (149,392,874)     (4,364,461)     (148,398,092)     (4,538,176)    (142,259,429)
                        -------------    ---------------   -------------    --------------   -------------   --------------
                            8,630,721        255,179,689     (2,029,029)      (69,839,648)     (1,088,088)     (32,294,011)
                        -------------    ---------------   -------------    --------------   -------------   --------------
A CLASS/
SHARES AUTHORIZED         100,000,000                        200,000,000                       200,000,000
                        =============                      =============                     =============
Sold                        2,105,676         64,860,599       1,837,025        62,436,972       3,808,693      120,164,909

Issued in
reinvestment of
distributions               2,105,543         60,602,076         450,529        14,579,993       1,323,975       43,114,104

Redeemed                 (10,436,043)      (314,186,372)     (2,813,655)      (95,227,230)     (6,861,513)    (216,998,591)
                        -------------    ---------------   -------------    --------------   -------------   --------------
                          (6,224,824)      (188,723,697)       (526,101)      (18,210,265)     (1,728,845)     (53,719,578)
                        -------------    ---------------   -------------    --------------   -------------   --------------
B CLASS/
SHARES AUTHORIZED          10,000,000                                N/A                               N/A
                        =============                      =============                     =============
Sold                            1,441             45,675

Issued in
reinvestment of
distributions                     104              2,991

Redeemed                        (255)            (6,791)
                        -------------    ---------------
                                1,290             41,875
                        -------------    ---------------
C CLASS/
SHARES AUTHORIZED          10,000,000                         10,000,000                        10,000,000
                        =============                      =============                     =============
Sold                            6,606            199,778           4,408           160,696           6,524          211,524

Issued in
reinvestment of
distributions                   4,456            127,573             725            23,251           2,107           68,806

Redeemed                     (20,428)          (644,385)         (8,214)         (280,048)        (27,636)        (862,653)
                        -------------    ---------------   -------------    --------------   -------------   --------------
                              (9,366)          (317,034)         (3,081)          (96,101)        (19,005)        (582,323)
                        -------------    ---------------   -------------    --------------   -------------   --------------
R CLASS/
SHARES AUTHORIZED          10,000,000                         10,000,000                        10,000,000
                        =============                      =============                     =============
Sold                           17,106            501,406           4,318           160,504          13,647          429,198

Issued in
reinvestment of
distributions                     758             21,819             101             3,371             251            8,222

Redeemed                     (19,656)          (550,281)         (1,246)          (43,918)         (8,048)        (251,284)
                        -------------    ---------------   -------------    --------------   -------------   --------------
                              (1,792)           (27,056)           3,173           119,957           5,850          186,136
                        -------------    ---------------   -------------    --------------   -------------   --------------
Net increase
(decrease)               (14,368,680)    $ (466,136,259)    (11,181,581)    $(382,320,636)    (14,610,174)   $(454,981,094)
                        =============    ===============   =============    ==============   =============   ==============

(1) September 28, 2007 (commencement of sale) through June 30, 2008 for the B
Class.

(2) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

------
41

5. SECURITIES LENDING

As of June 30, 2008, securities in Disciplined Growth, Equity Growth and
Income & Growth valued at $93,455, $15,486,627 and $34,285,941, respectively, were on loan through the lending agent, JPMCB, to certain approved borrowers.
JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total market value of all collateral received, at this date, was $95,224, $16,431,546 and $35,571,634, respectively. The funds' risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited.

6. BANK LINE OF CREDIT

Effective December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, have a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the
Federal Funds rate plus 0.40%. The funds did not borrow from either line during the year ended June 30, 2008.

7. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended June 30, 2008, six months ended June 30, 2007 and year ended December 31, 2006 were as follows:

                                               Disciplined Growth
                                     2008           2007(1)            2006
DISTRIBUTIONS PAID FROM

Ordinary income                    $599,150         $74,444          $68,211

Long-term capital gains            $529,304         $43,059             --

                                                  Equity Growth
                                     2008           2007(1)            2006
DISTRIBUTIONS PAID FROM

Ordinary income                  $75,090,643      $17,985,943       $28,048,451

Long-term capital gains          $186,420,947     $33,964,556      $100,304,017

                                                 Income & Growth
                                     2008           2007(1)            2006
DISTRIBUTIONS PAID FROM

Ordinary income                  $101,721,419     $59,175,551      $156,814,654

Long-term capital gains          $329,759,356     $45,650,340      $148,490,195

(1) The funds' fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

------
42

As of June 30, 2008, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

                                   Disciplined           Equity
                                        Growth           Growth   Income & Growth
Federal tax cost
of investments                     $19,987,405   $2,673,985,748    $2,827,282,296
                                  ============   ==============    ==============
Gross tax appreciation
of investments                      $2,412,664    $ 342,285,292     $ 543,545,821

Gross tax depreciation
of investments                       (970,277)    (199,233,932)     (349,493,381)
                                  ------------   --------------    --------------
Net tax appreciation
(depreciation) of investments       $1,442,387    $ 143,051,360     $ 194,052,440
                                  ============   ==============    ==============
Undistributed
ordinary income                           $975       $8,032,494        $9,296,178

Accumulated
long-term gains                             --         $166,246                --

Capital loss deferrals              $(464,377)    $(85,811,372)     $(88,930,586)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attrib-utable primarily to the tax deferral of losses on wash sales and return of capital dividends received.

The capital loss deferrals listed above represent net capital losses incurred in the eight-month period ended June 30, 2008. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

8. 2006 REORGANIZATION PLAN

On December 14, 2005, the Board of Directors of Mason Street Large Cap Core
Stock Fund (Large Cap Core Stock), one fund in a series issued by Mason Street
Funds, Inc., approved a plan of reorganization (the 2006 reorganization)
pursuant to which Equity Growth acquired all of the assets of Large Cap Core
Stock in exchange for shares of equal value of Equity Growth and assumption by
Equity Growth of all liabilities of Large Cap Core Stock. The financial statements and performance history of Equity Growth have been carried over in the post-reorganization. The 2006 reorganization was approved by shareholders on March 15, 2006. The 2006 reorganization was effective at the close of business on March 31, 2006.

The acquisition was accomplished by a tax-free exchange of shares. On April 3,
2006, in connection with the 2006 reorganization, Large Cap Core Stock exchanged its shares for shares of Equity Growth as follows:

                            Shares                                      Shares
  Original Fund/Class      Exchanged           New Fund/Class            Received

     Large Cap Core
    Stock - A Class       14,247,190       Equity Growth - A Class      5,942,236

     Large Cap Core
    Stock - B Class         364,585        Equity Growth - A Class       147,073

The net assets of Large Cap Core Stock and Equity Growth immediately before the acquisition were $146,826,124 and $2,706,590,583, respectively. Large Cap
Core Stock's unrealized appreciation of $32,803,612 was combined with that of
Equity Growth. Immediately after the acquisition, the combined net assets were
$2,853,416,707.

9. 2007 REORGANIZATION PLAN

On August 30, 2006 the Board of Directors of Kopp Total Quality Management
Fund (Kopp TQM Fund), one fund in a series issued by Kopp Funds, Inc., approved a plan of reorganization (the 2007 reorganization) pursuant to which
Equity Growth acquired all of the assets of Kopp TQM Fund in exchange for shares of equal value of Equity Growth and assumption by Equity Growth of all liabilities of Kopp TQM Fund. The financial statements and performance history of Equity Growth have been carried over in the post-reorganization. The 2007 reorganization was approved by shareholders of Kopp TQM Fund on January 12,
2007. The 2007 reorganization was effective at the close of business on
February 23, 2007.

------
43

The acquisition was accomplished by a tax-free exchange of shares. On February
23, 2007, in connection with the 2007 reorganization, Kopp TQM Fund exchanged its shares for shares of Equity Growth as follows:

                            Shares                                       Shares
  Original Fund/Class      Exchanged            New Fund/Class           Received

    Kopp TQM Fund -
        Class I            1,388,624    Equity Growth - Investor Class    724,044

    Kopp TQM Fund -
        A Class             165,841        Equity Growth - A Class        86,369

    Kopp TQM Fund -
        C Class             41,606         Equity Growth - C Class        21,807

The net assets of Kopp TQM Fund and Equity Growth immediately before the acquisition were $21,582,595 and $3,506,800,070, respectively. Kopp TQM Fund's unrealized appreciation of $6,539,395 was combined with that of Equity Growth.
Immediately after the acquisition, the combined net assets were $3,528,382,665.

10. RECENTLY ISSUED ACCOUNTING STANDARDS

The Financial Accounting Standards Board (FASB) issued Statement of Financial
Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), in
September 2006, which is effective for fiscal years beginning after November
15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of FAS 157 does not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

11. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2008.

For corporate taxpayers, the funds hereby designate the following ordinary income distributions, or up to the maximum amount allowable, as qualified for the corporate dividends received deduction for the fiscal year ended June 30,
2008.

      Disciplined Growth              Equity Growth            Income & Growth
           $163,552                    $34,247,299               $52,203,759

The funds hereby designate the following long-term capital gain distributions, or up to the maximum amount allowable, for the fiscal year ended June 30,
2008.

      Disciplined Growth              Equity Growth            Income & Growth
           $529,304                    $186,420,947             $329,759,356

The funds hereby designate the following distributions as qualified short-term capital gains for purposes of Internal Revenue Code Section 871.

      Disciplined Growth               Equity Growth           Income & Growth
           $599,150                     $49,919,693              $52,976,959

------
44

FINANCIAL HIGHLIGHTS
Disciplined Growth

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
                                           2008      2007(1)       2006    2005(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                      $12.35       $11.59     $10.47     $10.00
                                       --------     --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(3)                        (0.01)       (0.02)     (0.02)       0.01

 Net Realized and
 Unrealized Gain (Loss)                  (0.74)         0.83       1.20       0.48
                                       --------     --------   --------   --------
 Total From
 Investment Operations                   (0.75)         0.81       1.18       0.49
                                       --------     --------   --------   --------
Distributions

 From Net Investment Income                  --           --         --     (0.02)

 From Net Realized Gains                 (0.48)       (0.05)     (0.06)         --
                                       --------     --------   --------   --------
 Total Distributions                     (0.48)       (0.05)     (0.06)     (0.02)
                                       --------     --------   --------   --------
Net Asset Value, End of Period           $11.12       $12.35     $11.59     $10.47
                                       ========     ========   ========   ========

TOTAL RETURN(4)                         (6.38)%        7.00%     11.30%      4.87%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                        1.03%     1.02%(5)      1.02%   1.02%(5)

Ratio of Net Investment Income
(Loss) to Average Net Assets            (0.07)%   (0.29)%(5)    (0.21)%   0.28%(5)

Portfolio Turnover Rate                    134%          78%       124%        37%

Net Assets, End of Period
(in thousands)                          $16,093      $22,775    $16,709     $8,569

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund's fiscal year end was
December 31.

(2) September 30, 2005 (fund inception) through December 31, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
45

Disciplined Growth

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
                                           2008      2007(1)       2006    2005(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                      $12.36       $11.62     $10.47     $10.00
                                       --------     --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(3)                          0.01        --(4)      --(4)       0.01

 Net Realized and
 Unrealized Gain (Loss)                  (0.74)         0.81       1.21       0.48
                                       --------     --------   --------   --------
 Total From
 Investment Operations                   (0.73)         0.81       1.21       0.49
                                       --------     --------   --------   --------
Distributions

 From Net Investment Income                  --           --         --     (0.02)

 From Net Realized Gains                 (0.48)       (0.07)     (0.06)         --
                                       --------     --------   --------   --------
 Total Distributions                     (0.48)       (0.07)     (0.06)     (0.02)
                                       --------     --------   --------   --------
Net Asset Value, End of Period           $11.15       $12.36     $11.62     $10.47
                                       ========     ========   ========   ========

TOTAL RETURN(5)                         (6.22)%        7.02%     11.59%      4.91%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                        0.83%     0.82%(6)      0.82%   0.82%(6)

Ratio of Net Investment Income
(Loss) to Average Net Assets              0.13%   (0.09)%(6)    (0.01)%   0.48%(6)

Portfolio Turnover Rate                    134%          78%       124%        37%

Net Assets, End of Period
(in thousands)                           $4,194       $6,918     $3,940       $524

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund's fiscal year end was
December 31.

(2) September 30, 2005 (fund inception) through December 31, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------
46

Disciplined Growth

A Class(1)
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
                                          2008      2007(2)       2006     2005(3)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                     $12.33       $11.56     $10.46      $10.00
                                      --------     --------   --------    --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(4)                       (0.04)       (0.03)     (0.05)       --(5)

 Net Realized and
 Unrealized Gain (Loss)                 (0.74)         0.82       1.21        0.47
                                      --------     --------   --------    --------
 Total From
 Investment Operations                  (0.78)         0.79       1.16        0.47
                                      --------     --------   --------    --------
Distributions

 From Net Investment Income                 --           --         --      (0.01)

 From Net Realized Gains                (0.48)       (0.02)     (0.06)          --
                                      --------     --------   --------    --------
 Total Distributions                    (0.48)       (0.02)     (0.06)      (0.01)
                                      --------     --------   --------    --------
Net Asset Value, End of Period          $11.07       $12.33     $11.56      $10.46
                                      ========     ========   ========    ========

TOTAL RETURN(6)                        (6.65)%        6.84%     11.12%       4.72%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                       1.28%     1.27%(7)      1.27%    1.27%(7)

Ratio of Net Investment Income
(Loss) to Average Net Assets           (0.32)%   (0.54)%(7)    (0.46)%    0.03%(7)

Portfolio Turnover Rate                   134%          78%       124%         37%

Net Assets, End of Period
(in thousands)                            $571       $1,248       $701        $531

(1) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class.

(2) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund's fiscal year end was
December 31.

(3) September 30, 2005 (fund inception) through December 31, 2005.

(4) Computed using average shares outstanding throughout the period.

(5) Per-share amounts was less than $0.005.

(6) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(7) Annualized.

See Notes to Financial Statements.

------
47

Disciplined Growth

B Class
For a Share Outstanding Throughout the Period Indicated
                                                                           2008(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                                        $12.93
                                                                          --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                            (0.09)

 Net Realized and Unrealized Gain (Loss)                                    (1.32)
                                                                          --------
 Total From Investment Operations                                           (1.41)
                                                                          --------
Distributions

 From Net Realized Gains                                                    (0.48)
                                                                          --------
Net Asset Value, End of Period                                              $11.04
                                                                          ========

TOTAL RETURN(3)                                                           (11.22)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                         2.03%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets             (1.02)%(4)

Portfolio Turnover Rate                                                    134%(5)

Net Assets, End of Period (in thousands)                                       $22

(1) September 28, 2007 (commencement of sale) through June 30, 2008.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended June 30, 2008.

See Notes to Financial Statements.

------
48

Disciplined Growth

C Class
For a Share Outstanding Throughout the Period Indicated
                                                                           2008(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                                        $12.93
                                                                          --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                            (0.09)

 Net Realized and Unrealized Gain (Loss)                                    (1.32)
                                                                          --------
 Total From Investment Operations                                           (1.41)
                                                                          --------
Distributions

 From Net Realized Gains                                                    (0.48)
                                                                          --------
Net Asset Value, End of Period                                              $11.04
                                                                          ========

TOTAL RETURN(3)                                                           (11.22)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                         2.03%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets             (1.01)%(4)

Portfolio Turnover Rate                                                    134%(5)

Net Assets, End of Period (in thousands)                                       $22

(1) September 28, 2007 (commencement of sale) through June 30, 2008.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended June 30, 2008.

See Notes to Financial Statements.

------
49

Disciplined Growth

R Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
                                       2008      2007(1)         2006      2005(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                  $12.28       $11.53       $10.46       $10.00
                                   --------     --------     --------     --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(3)                    (0.07)       (0.05)       (0.08)        --(4)

 Net Realized and
 Unrealized Gain (Loss)              (0.73)         0.82         1.21         0.47
                                   --------     --------     --------     --------
 Total From
 Investment Operations               (0.80)         0.77         1.13         0.47
                                   --------     --------     --------     --------
Distributions

 From Net Investment Income              --           --           --       (0.01)

 From Net Realized Gains             (0.48)       (0.02)       (0.06)           --
                                   --------     --------     --------     --------
 Total Distributions                 (0.48)       (0.02)       (0.06)       (0.01)
                                   --------     --------     --------     --------
Net Asset Value,
End of Period                        $11.00       $12.28       $11.53       $10.46
                                   ========     ========     ========     ========

TOTAL RETURN(5)                     (6.84)%        6.68%       10.83%        4.66%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                    1.53%     1.52%(6)        1.52%     1.52%(6)

Ratio of Net Investment Income
(Loss) to Average
Net Assets                          (0.57)%   (0.79)%(6)      (0.71)%   (0.22)%(6)

Portfolio Turnover Rate                134%          78%         124%          37%

Net Assets, End of Period
(in thousands)                         $576         $619         $580         $523

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund's fiscal year end was
December 31.

(2) September 30, 2005 (fund inception) through December 31, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------
50

Equity Growth

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
                            2008      2007(1)         2006         2005         2004         2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period       $26.91       $25.64       $23.37       $22.08       $19.60       $15.19
                        --------     --------     --------     --------     --------     --------
Income From
Investment
Operations

 Net Investment
 Income
 (Loss)(2)                  0.25         0.11         0.22         0.22         0.25         0.17

 Net Realized
 and Unrealized
 Gain (Loss)              (3.36)         1.55         3.07         1.39         2.47         4.41
                        --------     --------     --------     --------     --------     --------
 Total From
 Investment
 Operations               (3.11)         1.66         3.29         1.61         2.72         4.58
                        --------     --------     --------     --------     --------     --------
Distributions

 From Net
 Investment
 Income                   (0.18)       (0.11)       (0.23)       (0.22)       (0.24)       (0.17)

 From Net
 Realized Gains           (1.78)       (0.28)       (0.79)       (0.10)           --           --
                        --------     --------     --------     --------     --------     --------
 Total
 Distributions            (1.96)       (0.39)       (1.02)       (0.32)       (0.24)       (0.17)
                        --------     --------     --------     --------     --------     --------
Net Asset Value,
End of Period             $21.84       $26.91       $25.64       $23.37       $22.08       $19.60
                        ========     ========     ========     ========     ========     ========

TOTAL RETURN(3)         (12.12)%        6.52%       14.14%        7.30%       13.98%       30.27%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to
Average
Net Assets                 0.67%     0.67%(4)        0.67%        0.67%        0.68%        0.69%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets                 1.01%     0.82%(4)        0.92%        0.98%        1.24%        1.00%

Portfolio Turnover
Rate                        105%          52%         102%         106%          97%          95%

Net Assets,
End of Period (in
thousands)            $2,046,107   $2,675,773   $2,488,267   $1,962,596   $1,547,062   $1,188,103

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund's fiscal year end was
December 31.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
51

Equity Growth

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
                           2008    2007(1)       2006       2005      2004       2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period      $26.92     $25.65     $23.38     $22.09    $19.61     $15.20
                       --------   --------   --------   --------  --------   --------
Income From
Investment
Operations

 Net Investment
 Income
 (Loss)(2)                 0.29       0.13       0.27       0.27      0.29       0.20

 Net Realized
 and Unrealized
 Gain (Loss)             (3.35)       1.55       3.07       1.38      2.47       4.41
                       --------   --------   --------   --------  --------   --------
 Total From
 Investment
 Operations              (3.06)       1.68       3.34       1.65      2.76       4.61
                       --------   --------   --------   --------  --------   --------
Distributions

 From Net
 Investment
 Income                  (0.22)     (0.13)     (0.28)     (0.26)    (0.28)     (0.20)

 From Net
 Realized Gains          (1.78)     (0.28)     (0.79)     (0.10)        --         --
                       --------   --------   --------   --------  --------   --------
 Total
 Distributions           (2.00)     (0.41)     (1.07)     (0.36)    (0.28)     (0.20)
                       --------   --------   --------   --------  --------   --------
Net Asset Value,
End of Period            $21.86     $26.92     $25.65     $23.38    $22.09     $19.61
                       ========   ========   ========   ========  ========   ========

TOTAL RETURN(3)        (11.95)%      6.61%     14.36%      7.51%    14.20%     30.50%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to
Average
Net Assets                0.47%   0.47%(4)      0.47%      0.47%     0.48%      0.49%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets                1.21%   1.02%(4)      1.12%      1.18%     1.44%      1.20%

Portfolio Turnover
Rate                       105%        52%       102%       106%       97%        95%

Net Assets,
End of Period (in
thousands)             $443,647   $529,324   $472,199   $177,805  $107,997    $91,240

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund's fiscal year end was
December 31.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
52

Equity Growth

A Class(1)
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
                          2008    2007(2)       2006       2005       2004      2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period     $26.89     $25.62     $23.35     $22.07     $19.59    $15.17
                      --------   --------   --------   --------   --------  --------
Income From
Investment
Operations

 Net Investment
 Income
 (Loss)(3)                0.18       0.07       0.16       0.17       0.20      0.13

 Net Realized
 and Unrealized
 Gain (Loss)            (3.34)       1.56       3.07       1.37       2.47      4.41
                      --------   --------   --------   --------   --------  --------
 Total From
 Investment
 Operations             (3.16)       1.63       3.23       1.54       2.67      4.54
                      --------   --------   --------   --------   --------  --------
Distributions

 From Net
 Investment
 Income                 (0.14)     (0.08)     (0.17)     (0.16)     (0.19)    (0.12)

 From Net
 Realized Gains         (1.78)     (0.28)     (0.79)     (0.10)         --        --
                      --------   --------   --------   --------   --------  --------
 Total
 Distributions          (1.92)     (0.36)     (0.96)     (0.26)     (0.19)    (0.12)
                      --------   --------   --------   --------   --------  --------
Net Asset Value,
End of Period           $21.81     $26.89     $25.62     $23.35     $22.07    $19.59
                      ========   ========   ========   ========   ========  ========

TOTAL RETURN(4)       (12.33)%      6.40%     13.86%      6.99%     13.71%    30.05%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to
Average
Net Assets               0.92%   0.92%(5)      0.92%      0.92%      0.93%     0.94%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets               0.76%   0.57%(5)      0.67%      0.73%      0.99%     0.75%

Portfolio Turnover
Rate                      105%        52%       102%       106%        97%       95%

Net Assets,
End of Period (in
thousands)            $336,939   $479,540   $417,950   $265,812   $160,427  $114,404

(1) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class.

(2) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund's fiscal year end was
December 31.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
53

Equity Growth

B Class
For a Share Outstanding Throughout the Period Indicated
                                                                             2008(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                                          $27.09
                                                                            --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                               --(3)

 Net Realized and Unrealized Gain (Loss)                                      (3.52)
                                                                            --------
 Total From Investment Operations                                             (3.52)
                                                                            --------
Distributions

 From Net Investment Income                                                   (0.01)

 From Net Realized Gains                                                      (1.78)
                                                                            --------
 Total Distributions                                                          (1.79)
                                                                            --------
Net Asset Value, End of Period                                                $21.78
                                                                            ========

TOTAL RETURN(4)                                                             (13.55)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                           1.67%(5)

Ratio of Net Investment Income (Loss) to Average Net Assets                 0.02%(5)

Portfolio Turnover Rate                                                      105%(6)

Net Assets, End of Period (in thousands)                                         $46

(1) September 28, 2007 (commencement of sale) through June 30, 2008.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended June 30, 2008.

See Notes to Financial Statements.

------
54

Equity Growth

C Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
                          2008      2007(1)       2006       2005       2004      2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period     $26.76       $25.51     $23.28     $22.03     $19.55    $15.14
                      --------     --------   --------   --------   --------  --------
Income From
Investment
Operations

 Net Investment
 Income
 (Loss)(2)               --(3)       (0.02)     (0.02)      --(3)       0.05    (0.01)

 Net Realized
 and Unrealized
 Gain (Loss)            (3.33)         1.55       3.04       1.37       2.47      4.43
                      --------     --------   --------   --------   --------  --------
 Total From
 Investment
 Operations             (3.33)         1.53       3.02       1.37       2.52      4.42
                      --------     --------   --------   --------   --------  --------
Distributions

 From Net
 Investment
 Income                 (0.01)           --      --(3)     (0.02)     (0.04)    (0.01)

 From Net
 Realized Gains         (1.78)       (0.28)     (0.79)     (0.10)         --        --
                      --------     --------   --------   --------   --------  --------
 Total
 Distributions          (1.79)       (0.28)     (0.79)     (0.12)     (0.04)    (0.01)
                      --------     --------   --------   --------   --------  --------
Net Asset Value,
End of Period           $21.64       $26.76     $25.51     $23.28     $22.03    $19.55
                      ========     ========   ========   ========   ========  ========

TOTAL RETURN(4)       (13.01)%        5.99%     13.02%      6.23%     12.89%    29.20%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to
Average
Net Assets               1.67%     1.67%(5)      1.67%      1.67%      1.68%     1.69%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets               0.01%   (0.18)%(5)    (0.08)%    (0.02)%      0.24%     0.00%

Portfolio Turnover
Rate                      105%          52%       102%       106%        97%       95%

Net Assets,
End of Period (in
thousands)              $7,634      $12,852    $10,276     $4,536     $2,088    $1,076

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund's fiscal year end was
December 31.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
55

Equity Growth

R Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
                                             2008    2007(1)       2006    2005(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                        $26.91     $25.64     $23.37     $23.27
                                         --------   --------   --------   --------
Income From Investment Operations

 Net Investment Income (Loss)(3)             0.13       0.04       0.14       0.08

 Net Realized and Unrealized
 Gain (Loss)                               (3.36)       1.56       3.03       0.19
                                         --------   --------   --------   --------
 Total From Investment Operations          (3.23)       1.60       3.17       0.27
                                         --------   --------   --------   --------
Distributions

 From Net Investment Income                (0.09)     (0.05)     (0.11)     (0.07)

 From Net Realized Gains                   (1.78)     (0.28)     (0.79)     (0.10)
                                         --------   --------   --------   --------
 Total Distributions                       (1.87)     (0.33)     (0.90)     (0.17)
                                         --------   --------   --------   --------
Net Asset Value, End of Period             $21.81     $26.91     $25.64     $23.37
                                         ========   ========   ========   ========

TOTAL RETURN(4)                          (12.56)%      6.27%     13.57%      1.15%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                          1.17%   1.17%(5)      1.17%   1.17%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                       0.51%   0.32%(5)      0.42%   0.78%(5)

Portfolio Turnover Rate                      105%        52%       102%    106%(6)

Net Assets, End of Period
(in thousands)                               $752       $962       $741        $25

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund's fiscal year end was
December 31.

(2) July 29, 2005 (commencement of sale) through December 31, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended December 31, 2005.

See Notes to Financial Statements.

------
56

Income & Growth

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
                            2008      2007(1)         2006         2005         2004         2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period       $35.04       $33.29       $30.33       $30.67       $27.70       $21.74
                        --------     --------     --------     --------     --------     --------
Income From
Investment
Operations

 Net Investment
 Income
 (Loss)(2)                  0.47         0.23         0.57         0.57         0.60         0.43

 Net Realized
 and Unrealized
 Gain (Loss)              (6.54)         2.27         4.54         0.90         2.96         5.96
                        --------     --------     --------     --------     --------     --------
 Total From
 Investment
 Operations               (6.07)         2.50         5.11         1.47         3.56         6.39
                        --------     --------     --------     --------     --------     --------
Distributions

 From Net
 Investment
 Income                   (0.36)       (0.22)       (0.59)       (0.59)       (0.59)       (0.43)

 From Net
 Realized Gains           (3.29)       (0.53)       (1.56)       (1.22)           --           --
                        --------     --------     --------     --------     --------     --------
 Total
 Distributions            (3.65)       (0.75)       (2.15)       (1.81)       (0.59)       (0.43)
                        --------     --------     --------     --------     --------     --------
Net Asset Value,
End of Period             $25.32       $35.04       $33.29       $30.33       $30.67       $27.70
                        ========     ========     ========     ========     ========     ========

TOTAL RETURN(3)         (18.48)%        7.67%       17.17%        4.79%       12.98%       29.62%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to
Average
Net Assets                 0.68%     0.67%(4)        0.67%        0.67%        0.68%        0.69%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets                 1.53%     1.37%(4)        1.81%        1.86%        2.10%        1.80%

Portfolio Turnover
Rate                         57%          27%          63%          70%          74%          67%

Net Assets,
End of Period (in
thousands)            $2,078,333   $3,463,508   $3,578,273   $3,616,640   $3,904,689   $3,803,254

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund's fiscal year end was
December 31.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
57

Income & Growth

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
                          2008    2007(1)       2006       2005       2004      2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period     $35.06     $33.31     $30.34     $30.68     $27.71    $21.76
                      --------   --------   --------   --------   --------  --------
Income From
Investment
Operations

 Net Investment
 Income
 (Loss)(2)                0.52       0.26       0.64       0.64       0.66      0.48

 Net Realized
 and Unrealized
 Gain (Loss)            (6.53)       2.28       4.54       0.89       2.95      5.95
                      --------   --------   --------   --------   --------  --------
 Total From
 Investment
 Operations             (6.01)       2.54       5.18       1.53       3.61      6.43
                      --------   --------   --------   --------   --------  --------
Distributions

 From Net
 Investment
 Income                 (0.41)     (0.26)     (0.65)     (0.65)     (0.64)    (0.48)

 From Net
 Realized Gains         (3.29)     (0.53)     (1.56)     (1.22)         --        --
                      --------   --------   --------   --------   --------  --------
 Total
 Distributions          (3.70)     (0.79)     (2.21)     (1.87)     (0.64)    (0.48)
                      --------   --------   --------   --------   --------  --------
Net Asset Value,
End of Period           $25.35     $35.06     $33.31     $30.34     $30.68    $27.71
                      ========   ========   ========   ========   ========  ========

TOTAL RETURN(3)       (18.32)%      7.80%     17.40%      5.00%     13.20%    29.81%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to
Average
Net Assets               0.48%   0.47%(4)      0.47%      0.47%      0.48%     0.49%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets               1.73%   1.57%(4)      2.01%      2.06%      2.30%     2.00%

Portfolio Turnover
Rate                       57%        27%        63%        70%        74%       67%

Net Assets,
End of Period (in
thousands)            $538,656   $442,367   $487,888   $477,395   $400,048  $270,760

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund's fiscal year end was
December 31.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
58

Income & Growth

A Class(1)
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
                          2008    2007(2)       2006       2005       2004      2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period     $35.01     $33.27     $30.31     $30.65     $27.68    $21.72
                      --------   --------   --------   --------   --------  --------
Income From
Investment
Operations

 Net Investment
 Income
 (Loss)(3)                0.39       0.19       0.49       0.49       0.52      0.37

 Net Realized
 and Unrealized
 Gain (Loss)            (6.53)       2.27       4.54       0.90       2.96      5.96
                      --------   --------   --------   --------   --------  --------
 Total From
 Investment
 Operations             (6.14)       2.46       5.03       1.39       3.48      6.33
                      --------   --------   --------   --------   --------  --------
Distributions

 From Net
 Investment
 Income                 (0.30)     (0.19)     (0.51)     (0.51)     (0.51)    (0.37)

 From Net
 Realized Gains         (3.29)     (0.53)     (1.56)     (1.22)         --        --
                      --------   --------   --------   --------   --------  --------
 Total
 Distributions          (3.59)     (0.72)     (2.07)     (1.73)     (0.51)    (0.37)
                      --------   --------   --------   --------   --------  --------
Net Asset Value,
End of Period           $25.28     $35.01     $33.27     $30.31     $30.65    $27.68
                      ========   ========   ========   ========   ========  ========

TOTAL RETURN(4)       (18.68)%      7.55%     16.86%      4.53%     12.71%    29.33%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to
Average
Net Assets               0.93%   0.92%(5)      0.92%      0.92%      0.93%     0.94%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets               1.28%   1.12%(5)      1.56%      1.61%      1.85%     1.55%

Portfolio Turnover
Rate                       57%        27%        63%        70%        74%       67%

Net Assets,
End of Period (in
thousands)            $361,500   $718,533   $700,335   $690,379   $925,472  $888,390

(1) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class.

(2) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund's fiscal year end was
December 31.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
59

Income & Growth

B Class
For a Share Outstanding Throughout the Period Indicated
                                                                           2008(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                                        $34.36
                                                                          --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                              0.12

 Net Realized and Unrealized Gain (Loss)                                    (5.84)
                                                                          --------
 Total From Investment Operations                                           (5.72)
                                                                          --------
Distributions

 From Net Investment Income                                                 (0.09)

 From Net Realized Gains                                                    (3.29)
                                                                          --------
 Total Distributions                                                        (3.38)
                                                                          --------
Net Asset Value, End of Period                                              $25.26
                                                                          ========

TOTAL RETURN(3)                                                           (17.78)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                         1.68%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets               0.58%(4)

Portfolio Turnover Rate                                                     57%(5)

Net Assets, End of Period (in thousands)                                       $33

(1) September 28, 2007 (commencement of sale) through June 30, 2008.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended June 30, 2008.

See Notes to Financial Statements.

------
60

Income & Growth

C Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
                          2008    2007(1)       2006       2005       2004      2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period     $34.98     $33.25     $30.29     $30.64     $27.67    $21.68
                      --------   --------   --------   --------   --------  --------
Income From
Investment
Operations

 Net Investment
 Income
 (Loss)(2)                0.16       0.06       0.26       0.27       0.32      0.19

 Net Realized
 and Unrealized
 Gain (Loss)            (6.51)       2.27       4.54       0.88       2.95      5.98
                      --------   --------   --------   --------   --------  --------
 Total From
 Investment
 Operations             (6.35)       2.33       4.80       1.15       3.27      6.17
                      --------   --------   --------   --------   --------  --------
Distributions

 From Net
 Investment
 Income                 (0.14)     (0.07)     (0.28)     (0.28)     (0.30)    (0.18)

 From Net
 Realized Gains         (3.29)     (0.53)     (1.56)     (1.22)         --        --
                      --------   --------   --------   --------   --------  --------
 Total
 Distributions          (3.43)     (0.60)     (1.84)     (1.50)     (0.30)    (0.18)
                      --------   --------   --------   --------   --------  --------
Net Asset Value,
End of Period           $25.20     $34.98     $33.25     $30.29     $30.64    $27.67
                      ========   ========   ========   ========   ========  ========

TOTAL RETURN(3)       (19.31)%      7.16%     16.02%      3.73%     11.88%    28.56%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to
Average
Net Assets               1.68%   1.67%(4)      1.67%      1.67%      1.68%     1.69%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets               0.53%   0.37%(4)      0.81%      0.86%      1.10%     0.80%

Portfolio Turnover
Rate                       57%        27%        63%        70%        74%       67%

Net Assets,
End of Period (in
thousands)              $1,176     $1,960     $1,956     $2,358     $2,966    $2,330

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund's fiscal year end was
December 31.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
61

Income & Growth

R Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
                          2008   2007(1)       2006       2005       2004    2003(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period     $35.04    $33.30     $30.34     $30.67     $27.70     $24.79
                      --------  --------   --------   --------   --------   --------
Income From
Investment
Operations

 Net Investment
 Income
 (Loss)(3)                0.32      0.15       0.41       0.50       0.48       0.08

 Net Realized
 and Unrealized
 Gain (Loss)            (6.53)      2.27       4.55       0.83       2.93       3.03
                      --------  --------   --------   --------   --------   --------
 Total From
 Investment
 Operations             (6.21)      2.42       4.96       1.33       3.41       3.11
                      --------  --------   --------   --------   --------   --------
Distributions

 From Net
 Investment
 Income                 (0.25)    (0.15)     (0.44)     (0.44)     (0.44)     (0.20)

 From Net
 Realized Gains         (3.29)    (0.53)     (1.56)     (1.22)         --         --
                      --------  --------   --------   --------   --------   --------
 Total
 Distributions          (3.54)    (0.68)     (2.00)     (1.66)     (0.44)     (0.20)
                      --------  --------   --------   --------   --------   --------
Net Asset Value,
End of Period           $25.29    $35.04     $33.30     $30.34     $30.67     $27.70
                      ========  ========   ========   ========   ========   ========

TOTAL RETURN(4)       (18.88)%     7.42%     16.56%      4.31%     12.42%     12.57%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to
Average
Net Assets               1.18%  1.17%(5)      1.17%   1.15%(6)      1.18%   1.18%(5)

Ratio of Net
Investment Income
(Loss) to Average
Net Assets               1.03%  0.87%(5)      1.31%   1.38%(6)      1.60%   0.85%(5)

Portfolio Turnover
Rate                       57%       27%        63%        70%        74%     67%(7)

Net Assets,
End of Period (in
thousands)                $546      $819       $660       $423        $70         $9

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund's fiscal year end was
December 31.

(2) August 29, 2003 (commencement of sale) through December 31, 2003.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) During the year ended December 31, 2005, the class received a partial reimbursement of its distribution and service fee. Had fees not been reimbursed, the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income (loss) to average net assets would have been 1.17% and 1.36%, respectively.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended December 31, 2003.

See Notes to Financial Statements.

------
62

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Directors of the American Century Quantitative Equity Funds, Inc. and
Shareholders of the Disciplined Growth Fund, Equity Growth Fund and Income &
Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Disciplined
Growth Fund, Equity Growth Fund and Income & Growth Fund (three of the ten funds comprising the American Century Quantitative Equity Funds, Inc.,
hereafter referred to as the "Funds") at June 30, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds'
management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting
Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 19, 2008

------
63

MANAGEMENT

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent directors is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors. Those listed as interested directors are
"interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC)
or its wholly owned, direct or indirect, subsidiaries, including the funds'
investment advisor, American Century Investment Management, Inc. (ACIM or the
advisor); the funds' principal underwriter, American Century Investment
Services, Inc. (ACIS); and the funds' transfer agent, American Century
Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The directors serve in this capacity for eight registered investment companies in the American
Century Investments family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment
Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTOR

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUNDS: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 111
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

INDEPENDENT DIRECTORS

JOHN FREIDENRICH, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUNDS: Director (since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member and Manager, Regis
Management Company, LLC (money management firm) (April 2004 to present);
Partner and Founder, Bay Partners (venture capital firm) (1976 to 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------
64

RONALD J. GILSON, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUNDS: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of
Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

FREDERICK L.A. GRAUER, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUNDS: Director (since 2008)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Advisor, Barclays Global
Investors (asset manager) (2003 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

PETER F. PERVERE, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUNDS: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Intraware, Inc.

MYRON S. SCHOLES, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1941
POSITION(S) HELD WITH FUNDS: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Platinum Grove Asset
Management, L.P. (asset manager), and a Partner, Oak Hill Capital Management
(asset manager) (1999 to present); Frank E. Buck Professor of
Finance-Emeritus, Stanford Graduate School of Business (1996 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Chicago Mercantile Exchange
(2000 to present)

JOHN B. SHOVEN, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUNDS: Director (since 2002)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Professor of Economics, Stanford
University (1973 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Cadence Design Systems (1992
to present)

JEANNE D. WOHLERS, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Director (since 1984)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------
65

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUNDS: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as:
Director, ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUNDS: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUNDS: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUNDS: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present); and Controller, various American Century Investments funds
(1997 to September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUNDS: Tax Officer (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the funds' directors and is available without charge, upon request, by calling 1-800-345-2021.

------
66

APPROVAL OF MANAGEMENT AGREEMENTS
Disciplined Growth, Equity Growth and Income & Growth

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century Investments, this process is referred to as the
"15(c) Process." The board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the board, the nature and quality of significant services provided by the advisor, the investment performance of the funds, shareholder services, audit and compliance functions and a variety of other matters relating to fund operations. Each year, it also holds a special meeting in connection with determining whether to renew the contracts for advisory services, to review fund performance, shareholder services, adviser profitability, audit and compliance matters, and other fund operational matters.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the "15(c) Providers") concerning Disciplined Growth, Equity
Growth and Income and Growth (the "funds") and the services provided to the funds under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the funds;

* reports on the wide range of programs and services the advisor provides to the funds and its shareholders on a routine and non-routine basis;

* information about the compliance policies, procedures, and regulatory experience of the advisor;

* data comparing the cost of owning the funds to the cost of owning a similar fund;

* data comparing the funds' performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the funds to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the Directors at a special meeting and at a regularly scheduled quarterly meeting reviewed and discussed the information provided by the advisor throughout the year and to negotiate with the advisor the renewal of the management agreement, including the setting of the applicable advisory fee. The board had the benefit of the advice of its independent counsel throughout the period.

------
67

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, an independent data provider, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the funds. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the funds' portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal-services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the funds in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business.

------
68

At each quarterly meeting and at the special meeting to consider renewal of the advisory contract, the Directors, directly and through its Portfolio
Committee, reviews investment performance information for the funds, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the funds. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security and sector selection) and any efforts being undertaken to improve performance. Disciplined Growth's performance was above its benchmark for the one year period. Equity Growth's performance was above its benchmark for the three year period and below its benchmark for the one year period. Income & Growth's performance fell below its benchmark for both the one and three year periods during the past year. The board discussed the fund's performance with the advisor and was satisfied with the efforts being undertaken by the advisor.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the funds with a comprehensive package of transfer agency, shareholder, and other services. The
Directors, directly and through the various Committees of the Board, review reports and evaluations of such services at their regular quarterly meetings and at its special meeting to consider renewal of the Advisory Contract, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically.
They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the funds specifically, and the expenses incurred by the advisor in providing various functions to the funds. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee

------
69

breakpoints as the fund complex and the funds increase in size, and through reinvestment in its business to provide shareholders additional content and services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the funds reflect the complexity of assessing economies of scale.

COMPARISON TO OTHER FUNDS' FEES. The funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the funds' independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the funds and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the funds' unified fee to the total expense ratio of other funds in the funds' peer group. The unified fee charged to shareholders of Disciplined Growth was below the median of the total expense ratios of its peer group. The unified fee charged to shareholders of Equity Growth and Income & Growth were among the lowest total expense ratios in their peer groups.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the funds. The
Directors analyzed this information and concluded that the fees charged and services provided to the funds were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the funds. They concluded that the advisor's primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The
Directors noted that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the funds to determine breakpoints in the funds' fee schedule, provided they are managed using the same investment team and strategy.

------
70

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the Directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor and others concluded that the investment management agreement between the funds and the advisor is fair and reasonable in light of the services provided and should be renewed.

------
71

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments' website at americancentury.com and on the
Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the
"About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

------
72

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of
U.S. stock market performance.

------
73

NOTES

------
74

NOTES

------
75

NOTES

------
76

[back cover]

[american century investments logo and text logo®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE . . . . . . . . . . . . . .        1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE . . . . . . . . . . .        1-800-345-2021 or
                                                              816-531-5575

INVESTORS USING ADVISORS . . . . . . . . . . . . . . .        1-800-378-9878

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS . . . . . . . . . . . . . . . . . . .        1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES . . . . .        1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF . . . . . . . .        1-800-634-4113

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200

PRSRT STD
U.S. POSTAGE PAID
AMERICAN CENTURY
COMPANIES

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0808
CL-ANN-61136S

[front cover]

ANNUAL REPORT
JUNE 30, 2008

[american century investments logo and text logo®]

AMERICAN CENTURY INVESTMENTS

SMALL COMPANY FUND

PRESIDENT'S LETTER

[photo of Jonathan Thomas]

JONATHAN THOMAS

Dear Investor,

At American Century Investments®, we are committed to helping you reach your financial goals. Your success is the ultimate measure of our performance.
That's why we focus on achieving superior investment results and building long-term relationships with investors like you.

Part of that relationship is to clearly communicate investment results and what influenced them. To help you monitor your investment with us, we take pride in providing you with the annual report for the American Century® Small
Company Fund for the 12 months ended June 30, 2008. We also recommend
americancentury.com, where we provide company news, quarterly portfolio commentaries, investment views, and other useful information.

As noted on the website, 2008 marks the 50th anniversary of American Century
Investments. Since 1958, we've worked to make wise decisions with your interests as our guide. Fifty years also means that we've met the challenges of previous economic downturns. As we've crossed those hurdles and earned your trust, our assets under management have grown to nearly $100 billion, putting us in the top 5% of our industry. This growth has given us the resources to offer a wide array of financial products and services, including a well-diversified lineup of portfolios that provides you with many choices in these uncertain times.

Though our offerings are diverse, they share several key qualities, including our disciplined investment approach and active, team-based management. Strict adherence to our processes and long-term strategies allows us to stay focused during volatile periods. Investors in our portfolios also benefit from the sum of our investment teams' expertise as they share research and information.

We'll continue to work hard to earn your trust. Thank you for your continued
support.

Sincerely,

/s/Jonathan Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .      2

SMALL COMPANY

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments'
knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By John Schniedwind, Chief Investment Officer, Quantitative Equity

STOCKS STUMBLED AMID WEAK ECONOMY AND TURBULENT CREDIT MARKETS

The broad U.S. equity indexes suffered double-digit declines for the 12 months ended June 30, 2008, in an environment of exceptionally high market volatility. One of the main factors contributing to the stock market chaos was a meltdown in the subprime mortgage market, which led to a persistent liquidity crunch in the credit markets. The fallout included hundreds of billions of dollars in mortgage- and credit-related losses, hobbling the financial sector.

The credit turmoil had a negative impact on the U.S. economy, which teetered on the brink of recession amid a deteriorating housing market, rising unemployment, and weaker consumer spending. The Federal Reserve (the Fed)
attempted to provide some stability to the economy and financial system by cutting short-term interest rates aggressively and injecting liquidity into the credit markets. However, the Fed's game plan was complicated by surging energy and food prices, which led to the highest inflation rate in 17 years.

Other than noteworthy rallies in September/October 2007 and April/May 2008, the stock market sustained its downward trajectory throughout the 12-month period. Losses were most severe in the first half of 2008, when the broad stock indexes suffered both their worst quarterly performance and worst monthly return in nearly six years.

MID-CAP AND GROWTH HELD UP BEST

Mid-cap issues generated the best returns for the 12-month period, while small-cap shares experienced the biggest declines (see the accompanying table). Growth-oriented stocks comfortably outperformed value shares across all market capitalizations.

Energy stocks were by far the top performers, gaining more than 25% as the price of oil soared to a record high of $140 a barrel. Materials and utilities stocks also delivered solid gains, benefiting from rising commodity prices.
The financials sector sustained the largest losses, plunging by more than 40%
as credit-related losses piled up. Consumer discretionary stocks also fell sharply during the period, reflecting the weak economy.

U.S. Stock Index Returns
For the 12 months ended June 30, 2008
RUSSELL 1000 INDEX (LARGE-CAP)                -12.36%
Russell 1000 Growth Index                      -5.96%
Russell 1000 Value Index                      -18.78%
RUSSELL MIDCAP INDEX                          -11.19%
Russell Midcap Growth Index                    -6.42%
Russell Midcap Value Index                    -17.09%
RUSSELL 2000 INDEX (SMALL-CAP)                -16.19%
Russell 2000 Growth Index                     -10.83%
Russell 2000 Value Index                      -21.63%

------
2

PERFORMANCE
Small Company

Total Returns as of June 30, 2008
                                               Average Annual Returns
                                                             Since      Inception
                                   1 year      5 years     Inception       Date

INVESTOR CLASS                     -19.13%     10.90%        9.06%       7/31/98

S&P SMALLCAP 600 INDEX(1)          -14.67%     11.60%        8.52%          --

Institutional Class                -18.99%     11.10%       11.10%       10/1/99

Advisor Class                      -19.30%     10.66%        8.05%        9/7/00

R Class                            -19.51%       --          8.62%       8/29/03

(1) Data provided by Lipper Inc. - A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

Small Company

Growth of $10,000 Over Life of Class

$10,000 investment made July 31, 1998

One-Year Returns Over Life of Class
Periods ended June 30
                1999*   2000     2001     2002     2003     2004     2005     2006     2007      2008
Investor Class  1.47%  18.69%    0.02%   13.55%    3.04%   44.46%   18.16%    8.70%   11.85%   -19.13%

S&P SmallCap
600 Index       5.78%  14.39%   11.12%    0.27%   -3.58%   35.25%   13.45%   13.92%   16.04%   -14.67%

*From 7/31/98, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
Small Company

Portfolio Managers: Matti Von Turk, Tom Vaiana, Brian Ertley, and Melissa Fong

PERFORMANCE SUMMARY

Small Company returned -19.13%* for the year ended June 30, 2008, trailing the
-14.67% return of its benchmark, the S&P SmallCap 600 Index.

The 12-month period was a challenging one for small-cap stocks in general and the fund in particular. Negative returns in seven of ten market sectors contributed to Small Company's overall decline, most notably in the information technology and consumer discretionary sectors. The three sectors that contributed positively to absolute performance during the period were materials, energy, and utilities.

Small Company lagged the S&P SmallCap 600 Index for the 12-month period, though it outperformed the index over the last six months. Stock selection was responsible for the fund's underperformance of the index, though it detracted from results in only four of ten sectors.

ENERGY UNDERPERFORMED

The portfolio's energy holdings detracted the most from performance relative to the benchmark index. Missed opportunities explained much of the underperformance in this sector as the fund held underweight positions in some of the best-performing energy stocks. One example was coal producer Patriot
Coal, a stock we did not own until late in the period. Patriot Coal rallied sharply as heavy demand and a global supply shortfall lifted coal prices.

Despite the overall underperformance, however, the top relative performance contributor in the portfolio was an energy stock -- offshore oil and gas driller W&T Offshore, which is the largest independent oil driller operating exclusively in the Gulf of Mexico. W&T benefited from surging oil and natural gas prices, as well as healthy production in the Gulf.

INFORMATION TECHNOLOGY AND HEALTH CARE ALSO LAGGED

The portfolio's information technology and health care holdings also underperformed their counterparts in the S&P SmallCap 600 Index. Stock selection among semiconductor manufacturers and IT services companies weighed heavily on relative results in the information technology sector. Video chipmaker Sigma Designs fell sharply as a slowdown in technology spending led the company to lower earnings guidance, while IT services provider Acxiom slumped after two private equity firms backed out of a planned buyout of the company.

Top Ten Holdings as of June 30, 2008
                                              % of net       % of net
                                               assets         assets
                                               as of           as of
                                              6/30/08        12/31/07
EMCOR Group Inc.                                1.5%           1.2%
Owens & Minor Inc.                              1.5%            --
Watson Wyatt Worldwide, Inc. Cl A               1.4%           1.1%
Stone Energy Corp.                              1.3%           1.1%
Darling International Inc.                      1.3%           0.9%
GrafTech International Ltd.                     1.2%           1.2%
Robbins & Myers Inc.                            1.2%           1.2%
Rock-Tenn Co. Cl A                              1.2%           0.9%
Unit Corp.                                      1.2%            --
Polaris Industries Inc.                         1.2%           1.1%

*All fund returns referenced in this commentary are for Investor Class shares.

------
5

Small Company

In the health care sector, the bulk of the underperformance resulted from security selection among health care providers, including WellCare Health
Plans, the portfolio's worst relative-performance contributor. WellCare plunged after the government raided the company's headquarters in late 2007, leading to a management shake-up and a restatement of past earnings.

MATERIALS AND CONSUMER DISCRETIONARY ADDED VALUE

On the positive side, stock selection was most successful by far in the materials and consumer discretionary sectors. Agricultural products makers were the best contributors in the materials sector. Terra Industries and CF
Industries Holdings, both of which make fertilizers and related agricultural chemicals, were among the best contributors in the portfolio. The two stocks rose sharply as robust agricultural demand led to a substantial increase in the price of fertilizer and its raw materials, significantly boosting profits for both companies.

In the consumer discretionary sector, the best contributions came from retailers, both online and brick-and-mortar. The top contributor in the sector was internet travel agent priceline.com, which enjoyed robust growth in Europe and gained market share in the U.S.

A LOOK AHEAD

The factors contributing to the stock market's decline over the past 12 months show few signs of abating as we move into the second half of 2008. The economy continues to wrestle with further deterioration in the housing and mortgage markets, a rising unemployment rate, a struggling financial sector, and the highest inflation rate since 1991. The Federal Reserve is caught between a rock and a hard place as it tries to strike a balance between stimulating economic activity and keeping inflation from getting out of control.

In this environment, we remain focused on our disciplined, balanced investment approach, which we believe will continue to produce favorable results over the long term.

Small Company's Five Largest Overweights as of June 30, 2008
                                                % of         % of S&P
                                            portfolio's    SmallCap 600
                                               stocks          Index
GrafTech International Ltd.                    1.30%            --
EMCOR Group Inc.                               1.63%           0.42%
Apria Healthcare Group Inc.                    1.19%            --
Sybase Inc.                                    1.19%            --
Oil States International, Inc.                 1.19%            --

Small Company's Five Largest Underweights as of June 30, 2008
                                                % of         % of S&P
                                            portfolio's    SmallCap 600
                                               stocks          Index
Oceaneering International, Inc.                0.05%           0.92%
Helix Energy Solutions Group, Inc.               --            0.83%
Itron Inc.                                       --            0.73%
Southern Union Co.                               --            0.73%
Penn Virginia Corp.                              --            0.68%

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2008 to June 30, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than
$10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century
Investments Brokerage accounts) registered under your Social Security number.
PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs
(including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and
certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

------
7

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                     Beginning     Ending
                     Account       Account       Expenses Paid
                     Value          Value       During Period*       Annualized
                       1/1/08      6/30/08     1/1/08 - 6/30/08    Expense Ratio*
ACTUAL

Investor Class         $1,000      $934.90           $4.23              0.88%

Institutional Class    $1,000      $935.20           $3.27              0.68%

Advisor Class          $1,000      $934.10           $5.43              1.13%

R Class                $1,000      $932.80           $6.63              1.38%

HYPOTHETICAL

Investor Class         $1,000     $1,020.49          $4.42              0.88%

Institutional Class    $1,000     $1,021.48          $3.42              0.68%

Advisor Class          $1,000     $1,019.24          $5.67              1.13%

R Class                $1,000     $1,018.00          $6.92              1.38%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
8

SCHEDULE OF INVESTMENTS
Small Company

JUNE 30, 2008

Shares                                                                       Value

Common Stocks -- 93.3%

AEROSPACE & DEFENSE -- 1.4%
              90,441  Cubic Corp.                                      $ 2,015,025
             186,251  Esterline Technologies Corp.(1)                    9,174,725
              32,738  Teledyne Technologies Inc.(1)                      1,597,287
                                                                      ------------
                                                                        12,787,037
                                                                      ------------
AIR FREIGHT & LOGISTICS -- 0.4%
              95,829  Hub Group Inc. Cl A(1)                             3,270,644
              11,693  Pacer International Inc.                             251,516
                                                                      ------------
                                                                         3,522,160
                                                                      ------------
AIRLINES -- 0.2%
             157,686  Republic Airways Holdings Inc.(1)                  1,365,561
                                                                      ------------
AUTO COMPONENTS -- 1.1%
              22,955  Autoliv, Inc.                                      1,070,162
              21,367  Hawk Corp. Cl A(1)                                   397,426
             226,030  Lear Corp.(1)                                      3,205,105
              42,658  Stoneridge Inc.(1)                                   727,745
             229,048  TRW Automotive Holdings Corp.(1)                   4,230,518
                                                                      ------------
                                                                         9,630,956
                                                                      ------------
BIOTECHNOLOGY -- 1.6%
             113,444  Cubist Pharmaceuticals Inc.(1)                     2,026,110
              48,353  Enzon Pharmaceuticals, Inc.(1)(2)                    344,273
             300,856  Martek Biosciences Corp.(1)(2)                    10,141,855
              38,821  OSI Pharmaceuticals Inc.(1)                        1,604,084
              51,480  Repligen Corp.(1)                                    242,986
                                                                      ------------
                                                                        14,359,308
                                                                      ------------
BUILDING PRODUCTS -- 0.2%
              29,474  Apogee Enterprises Inc.                              476,300
              53,403  Lennox International Inc.                          1,546,551
                                                                      ------------
                                                                         2,022,851
                                                                      ------------
CAPITAL MARKETS -- 0.6%
             258,068  Calamos Asset Management, Inc. Cl A                4,394,898
              52,718  Knight Capital Group, Inc. Cl A(1)                   947,870
                                                                      ------------
                                                                         5,342,768
                                                                      ------------
CHEMICALS -- 3.0%
             184,986  Celanese Corp., Series A                           8,446,460
              48,327  CF Industries Holdings, Inc.                       7,384,366
              80,222  Koppers Holdings Inc.                              3,358,895
             169,896  Terra Industries Inc.                              8,384,368
                                                                      ------------
                                                                        27,574,089
                                                                      ------------

Shares                                                                       Value

COMMERCIAL BANKS -- 3.5%
              41,385  BancFirst Corp.                                  $ 1,771,278
             204,581  Bank of Hawaii Corp.                               9,778,972
              67,778  City Holding Co.                                   2,763,309
              91,150  Commerce Bancshares, Inc.(2)                       3,615,009
              34,383  Community Bank System Inc.                           708,977
              42,940  Financial Institutions, Inc.                         689,616
              10,865  First Citizens BancShares, Inc.                    1,515,559
              50,570  First Regional Bancorp(1)                            283,698
             488,054  Oriental Financial Group(2)                        6,959,650
              71,036  Prosperity Bancshares, Inc.                        1,898,792
               7,864  Southside Bancshares, Inc.                           145,012
              31,106  SVB Financial Group(1)(2)                          1,496,510
                                                                      ------------
                                                                        31,626,382
                                                                      ------------
COMMERCIAL SERVICES & SUPPLIES -- 2.2%
              54,309  Bowne & Co. Inc.                                     692,440
             162,411  COMSYS IT Partners Inc.(1)                         1,481,188
             338,764  Knoll Inc.                                         4,115,983
              19,077  Standard Parking Corp.(1)                            347,201
             246,631  Watson Wyatt Worldwide, Inc. Cl A                 13,044,314
                                                                      ------------
                                                                        19,681,126
                                                                      ------------
COMMUNICATIONS EQUIPMENT -- 1.2%
              20,666  CommScope, Inc.(1)                                 1,090,545
              92,812  Comtech Telecommunications Corp.(1)                4,547,788
             442,011  Emulex Corp.(1)                                    5,149,428
              52,848  Harmonic Inc.(1)                                     502,584
                                                                      ------------
                                                                        11,290,345
                                                                      ------------
COMPUTERS & PERIPHERALS -- 1.1%
             120,065  Lexmark International, Inc. Cl A(1)                4,013,773
              48,315  QLogic Corp.(1)                                      704,916
              10,563  Super Micro Computer, Inc.(1)                         77,955
             156,210  Western Digital Corp.(1)                           5,393,931
                                                                      ------------
                                                                        10,190,575
                                                                      ------------
CONSTRUCTION & ENGINEERING -- 3.1%
             204,896  Chicago Bridge & Iron Company New York Shares      8,158,959
             485,852  EMCOR Group Inc.(1)                               13,861,357
              75,560  Michael Baker Corp.(1)(2)                          1,653,253
             148,175  Perini Corp.(1)                                    4,897,184
                                                                      ------------
                                                                        28,570,753
                                                                      ------------
CONSUMER FINANCE -- 1.1%
             314,961  Cash America International, Inc.                   9,763,791
                                                                      ------------

------
9

Small Company

Shares                                                                       Value

CONTAINERS & PACKAGING -- 1.3%
              32,587  Crown Holdings Inc.(1)                             $ 846,936
             358,318  Rock-Tenn Co. Cl A                                10,745,957
                                                                      ------------
                                                                        11,592,893
                                                                      ------------
DIVERSIFIED FINANCIAL SERVICES -- 0.6%
             159,957  Interactive Brokers Group, Inc. Cl A(1)            5,139,418
                                                                      ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.1%
             213,343  CenturyTel Inc.                                    7,592,878
             501,843  Cincinnati Bell Inc.(1)                            1,997,335
              16,030  NTELOS Holdings Corp.                                406,681
                                                                      ------------
                                                                         9,996,894
                                                                      ------------
ELECTRIC UTILITIES -- 0.4%
             185,515  El Paso Electric Co.(1)                            3,673,197
                                                                      ------------
ELECTRICAL EQUIPMENT -- 2.5%
              70,795  Acuity Brands Inc.                                 3,403,824
             411,301  GrafTech International Ltd.(1)                    11,035,206
             145,438  Superior Essex Inc.(1)                             6,490,898
              60,278  Woodward Governor Co.                              2,149,513
                                                                      ------------
                                                                        23,079,441
                                                                      ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 4.3%
              27,537  Brightpoint Inc.(1)                                  201,020
           1,194,708  Celestica Inc.(1)                                 10,071,388
             151,267  Dolby Laboratories Inc. Cl A(1)                    6,096,060
             156,614  FLIR Systems, Inc.(1)(2)                           6,353,830
             310,305  Insight Enterprises Inc.(1)                        3,639,878
             416,407  Methode Electronics, Inc.                          4,351,453
             237,760  Trimble Navigation Ltd.(1)                         8,488,032
                                                                      ------------
                                                                        39,201,661
                                                                      ------------
ENERGY EQUIPMENT & SERVICES -- 5.0%
              59,559  Atwood Oceanics Inc.(1)                            7,405,566
             150,534  Basic Energy Services Inc.(1)                      4,741,821
              44,998  Core Laboratories N.V.(1)(2)                       6,405,465
              24,198  Dril-Quip Inc.(1)                                  1,524,474
               5,575  Oceaneering International, Inc.(1)                   429,554
             159,273  Oil States International, Inc.(1)                 10,104,279
             129,014  Trico Marine Services Inc.(1)(2)                   4,698,690
             129,024  Unit Corp.(1)                                     10,705,121
                                                                      ------------
                                                                        46,014,970
                                                                      ------------
FOOD PRODUCTS -- 2.1%
              13,534  Cal-Maine Foods, Inc.(2)                             446,487
             706,126  Darling International Inc.(1)                     11,665,202
             112,845  Flowers Foods Inc.                                 3,198,027
              37,993  Fresh Del Monte Produce Inc.(1)                      895,495

Shares                                                                       Value

              62,469  Ralcorp Holdings, Inc.(1)(2)                     $ 3,088,467
                                                                      ------------
                                                                        19,293,678
                                                                      ------------
GAS UTILITIES -- 2.8%
              98,548  Atmos Energy Corp.                                 2,716,968
              34,612  Laclede Group, Inc. (The)                          1,397,286
             150,872  National Fuel Gas Co.                              8,973,867
              63,323  Nicor Inc.                                         2,696,927
              37,481  Piedmont Natural Gas Co., Inc.(2)                    980,503
             303,839  UGI Corp.                                          8,723,218
                                                                      ------------
                                                                        25,488,769
                                                                      ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.3%
              76,027  Analogic Corp.                                     4,795,024
             106,268  CONMED Corp.(1)(2)                                 2,821,415
              15,398  Cynosure Inc. Cl A(1)                                305,188
              11,640  Edwards Lifesciences Corp.(1)                        722,146
              28,683  Exactech, Inc.(1)                                    737,440
              14,645  Idexx Laboratories, Inc.(1)                          713,797
             149,721  Invacare Corp.(2)                                  3,060,297
             109,631  Kinetic Concepts Inc.(1)(2)                        4,375,373
                 534  Mettler-Toledo International, Inc.(1)                 50,655
              99,914  Synovis Life Technologies Inc.(1)                  1,881,381
              43,036  Zoll Medical Corp.(1)                              1,449,022
                                                                      ------------
                                                                        20,911,738
                                                                      ------------
HEALTH CARE PROVIDERS & SERVICES -- 4.7%
             150,649  AMERIGROUP Corp.(1)                                3,133,499
             522,752  Apria Healthcare Group Inc.(1)                    10,136,161
             221,642  Centene Corp.(1)                                   3,721,369
              39,703  Hanger Orthopedic Group Inc.(1)                      654,702
             293,291  Molina Healthcare Inc.(1)(2)                       7,138,703
             293,731  Owens & Minor Inc.                                13,420,570
              86,571  Pediatrix Medical Group, Inc.(1)                   4,261,890
              18,579  Triple-S Management Corp. Cl B(1)                    303,767
                                                                      ------------
                                                                        42,770,661
                                                                      ------------
HOTELS, RESTAURANTS & LEISURE -- 2.6%
             214,058  AFC Enterprises, Inc.(1)                           1,710,323
             153,276  Bally Technologies, Inc.(1)                        5,180,729
              29,646  Bob Evans Farms, Inc.                                847,876
             141,279  Burger King Holdings, Inc.                         3,784,864
             316,696  CEC Entertainment Inc.(1)                          8,870,655
              66,219  Choice Hotels International Inc.                   1,754,804
              39,892  WMS Industries Inc.(1)                             1,187,585
                                                                      ------------
                                                                        23,336,836
                                                                      ------------

------
10

Small Company

Shares                                                                       Value

HOUSEHOLD DURABLES -- 0.9%
              17,103  Blyth, Inc.                                        $ 205,749
              23,376  Helen of Troy Ltd.(1)                                376,821
             212,558  Tupperware Brands Corp.                            7,273,735
                                                                      ------------
                                                                         7,856,305
                                                                      ------------
INSURANCE -- 3.0%
             170,986  Allied World Assurance Co. Holdings Ltd.           6,774,465
             102,335  American Financial Group, Inc.                     2,737,461
              32,425  American Safety Insurance Holdings, Ltd.(1)          466,272
              90,792  AMERISAFE, Inc.(1)                                 1,447,224
             385,944  Aspen Insurance Holdings Ltd.                      9,135,294
               8,651  Navigators Group Inc.(1)                             467,587
             181,360  Platinum Underwriters Holdings, Ltd.               5,914,150
                                                                      ------------
                                                                        26,942,453
                                                                      ------------
INTERNET & CATALOG RETAIL -- 1.8%
             243,239  1-800-FLOWERS.COM, Inc. Cl A(1)                    1,568,892
             276,516  FTD Group, Inc.                                    3,685,958
             241,511  PC Mall Inc.(1)(2)                                 3,274,889
              66,628  priceline.com Inc.(1)                              7,692,869
                                                                      ------------
                                                                        16,222,608
                                                                      ------------
INTERNET SOFTWARE & SERVICES -- 1.0%
             730,188  EarthLink Inc.(1)                                  6,316,127
              79,404  Open Text Corp.(1)(2)                              2,548,868
                                                                      ------------
                                                                         8,864,995
                                                                      ------------
IT SERVICES -- 1.1%
             341,293  Acxiom Corp.                                       3,921,456
              55,006  CGI Group Inc. Cl A(1)                               548,410
              64,814  Hewitt Associates Inc. Cl A(1)                     2,484,321
              35,583  ManTech International Corp. Cl A(1)                1,712,254
               2,854  NCI Inc. Cl A(1)                                      65,300
              72,999  SAIC Inc.(1)                                       1,519,109
                                                                      ------------
                                                                        10,250,850
                                                                      ------------
LEISURE EQUIPMENT & PRODUCTS -- 1.8%
             254,063  JAKKS Pacific, Inc.(1)                             5,551,277
             260,839  Polaris Industries Inc.(2)                        10,532,678
              32,984  Sport Supply Group, Inc.                             338,746
                                                                      ------------
                                                                        16,422,701
                                                                      ------------
LIFE SCIENCES TOOLS & SERVICES -- 1.9%
              12,992  Bio-Rad Laboratories, Inc. Cl A(1)                 1,050,923
             413,920  eResearch Technology Inc.(1)                       7,218,765
             219,911  Invitrogen Corp.(1)                                8,633,706
                                                                      ------------
                                                                        16,903,394
                                                                      ------------

Shares                                                                       Value

MACHINERY -- 2.8%
              62,173  Actuant Corp. Cl A                               $ 1,949,124
               8,566  Altra Holdings Inc.(1)                               143,994
               4,812  Axsys Technologies, Inc.(1)                          250,416
              53,118  Chart Industries Inc.(1)                           2,583,660
              35,452  EnPro Industries Inc.(1)                           1,323,778
             108,298  Gardner Denver Inc.(1)                             6,151,326
              31,722  Mueller Industries Inc.                            1,021,448
             216,654  Robbins & Myers Inc.                              10,804,535
              38,634  Tecumseh Products Co. Cl A(1)                      1,266,423
                                                                      ------------
                                                                        25,494,704
                                                                      ------------
MARINE -- 0.7%
             136,547  Kirby Corp.(1)                                     6,554,256
                                                                      ------------
MEDIA -- 1.4%
             275,766  DreamWorks Animation SKG Inc.(1)                   8,220,584
             380,557  Valassis Communications Inc.(1)(2)                 4,764,574
                                                                      ------------
                                                                        12,985,158
                                                                      ------------
MULTILINE RETAIL -- 1.5%
             280,018  Big Lots, Inc.(1)                                  8,747,762
             163,355  Dollar Tree, Inc.(1)                               5,340,075
                                                                      ------------
                                                                        14,087,837
                                                                      ------------
OIL, GAS & CONSUMABLE FUELS -- 4.5%
              64,787  Holly Corp.                                        2,391,936
              59,415  McMoRan Exploration Co.(1)(2)                      1,635,101
              49,868  Patriot Coal Corp.(1)                              7,644,266
             115,662  St. Mary Land & Exploration Co.                    7,476,392
             184,990  Stone Energy Corp.(1)                             12,192,691
             159,389  W&T Offshore Inc.                                  9,325,850
                                                                      ------------
                                                                        40,666,236
                                                                      ------------
PAPER & FOREST PRODUCTS -- 0.5%
             576,724  Buckeye Technologies Inc.(1)                       4,879,085
                                                                      ------------
PHARMACEUTICALS -- 2.0%
             539,753  King Pharmaceuticals, Inc.(1)                      5,651,214
             342,569  Medicis Pharmaceutical Corp. Cl A                  7,118,584
             657,143  VIVUS, Inc.(1)(2)                                  4,389,715
              53,055  Watson Pharmaceuticals, Inc.(1)                    1,441,504
                                                                      ------------
                                                                        18,601,017
                                                                      ------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 4.7%
             133,826  BioMed Realty Trust, Inc.                          3,282,752
              24,094  Entertainment Properties Trust(2)                  1,191,207
             210,656  Equity Lifestyle Properties, Inc.                  9,268,864
              53,710  Essex Property Trust, Inc.                         5,720,115

------
11

Small Company

Shares                                                                       Value

             357,179  Extra Space Storage Inc.                         $ 5,486,269
              17,341  Lexington Realty Trust(2)                            236,358
              86,375  Medical Properties Trust, Inc.                       874,115
              44,355  Mid-America Apartment Communities Inc.             2,263,879
             202,929  Senior Housing Properties Trust                    3,963,203
              29,114  Sovran Self Storage, Inc.                          1,209,978
             195,717  Taubman Centers Inc.                               9,521,633
                                                                      ------------
                                                                        43,018,373
                                                                      ------------
ROAD & RAIL -- 0.6%
              65,227  Arkansas Best Corp.(2)                             2,389,917
              57,331  Landstar System, Inc.                              3,165,818
                                                                      ------------
                                                                         5,555,735
                                                                      ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.2%
             246,538  Amkor Technology Inc.(1)                           2,566,461
             134,225  ASM International N.V.(2)                          4,026,750
             144,465  Microsemi Corp.(1)                                 3,637,629
              46,518  National Semiconductor Corp.                         955,480
              23,780  Pericom Semiconductor Corp.(1)                       352,895
             616,481  Skyworks Solutions, Inc.(1)                        6,084,667
             199,841  Standard Microsystems Corp.(1)                     5,425,683
             136,056  Varian Semiconductor Equipment Associates,
                      Inc.(1)                                            4,737,470
              83,012  Volterra Semiconductor Corp.(1)(2)                 1,432,787
                                                                      ------------
                                                                        29,219,822
                                                                      ------------
SOFTWARE -- 4.4%
             144,726  ANSYS, Inc.(1)                                     6,819,489
             113,597  JDA Software Group, Inc.(1)                        2,056,106
               8,051  Manhattan Associates Inc.(1)                         191,050
              53,828  Mentor Graphics Corp.(1)                             850,482
              60,980  Parametric Technology Corp.(1)                     1,016,537
             162,506  Radiant Systems, Inc.(1)                           1,743,689
             154,603  Soapstone Networks Inc.(1)                           592,129
             254,699  SPSS Inc.(1)                                       9,263,403
             343,818  Sybase, Inc.(1)                                   10,115,126
             324,964  Synopsys, Inc.(1)                                  7,769,889
                                                                      ------------
                                                                        40,417,900
                                                                      ------------
SPECIALTY RETAIL -- 1.8%
              81,380  America's Car-Mart, Inc.(1)(2)                     1,458,330
             240,178  Gymboree Corp.(1)                                  9,623,932

Shares                                                                       Value

              69,532  Jo-Ann Stores, Inc.(1)(2)                        $ 1,601,322
             190,311  Rent-A-Center Inc.(1)                              3,914,697
                                                                      ------------
                                                                        16,598,281
                                                                      ------------
TEXTILES, APPAREL & LUXURY GOODS -- 2.0%
              85,179  Maidenform Brands, Inc.(1)                         1,149,917
             121,987  Perry Ellis International, Inc.(1)                 2,588,564
             322,111  Skechers U.S.A., Inc. Cl A(1)                      6,364,913
             183,939  Warnaco Group Inc. (The)(1)                        8,106,192
                                                                      ------------
                                                                        18,209,586
                                                                      ------------
THRIFTS & MORTGAGE FINANCE(3)
               8,000  Charter Financial Corp.                              192,000
                                                                      ------------
TOBACCO -- 0.2%
             270,074  Alliance One International, Inc.(1)                1,380,078
                                                                      ------------
TRADING COMPANIES & DISTRIBUTORS -- 0.1%
              31,811  WESCO International Inc.(1)                        1,273,712
                                                                      ------------
WIRELESS TELECOMMUNICATION SERVICES -- 1.0%
             538,191  Syniverse Holdings, Inc.(1)                        8,718,694
                                                                      ------------
TOTAL COMMON STOCKS
(Cost $821,489,415)                                                    849,543,638
                                                                      ------------

Principal Amount

Temporary Cash Investments -- 1.3%

         $11,500,000  FHLB Discount Notes, 2.00%, 7/1/08(2)(4)
(Cost $11,499,361)                                                      11,500,000
                                                                      ------------

Temporary Cash Investments - Securities Lending Collateral(5) -- 6.3%

Repurchase Agreement, Barclays Capital Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 2.50%, dated 6/30/08, due 7/1/08 (Delivery
value $15,001,042)                                                      15,000,000

Repurchase Agreement, BNP Paribas Securities Corp.,
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 2.45%, dated 6/30/08, due
7/1/08 (Delivery value $15,001,021)                                     15,000,000

Repurchase Agreement, Deutsche Bank Securities Inc.,
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 2.50%, dated 6/30/08, due
7/1/08 (Delivery value $15,001,042)                                     15,000,000

------
12

Small Company                                                                Value

Repurchase Agreement, UBS Securities LLC, (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 2.65%, dated 6/30/08, due 7/1/08 (Delivery
value $12,434,075)                                                    $ 12,433,160
                                                                      ------------
TOTAL TEMPORARY CASH INVESTMENTS - SECURITIES
LENDING COLLATERAL
(Cost $57,433,160)                                                      57,433,160
                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 100.9%
(Cost $890,421,936)                                                    918,476,798
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- (0.9)%                                 (8,032,998)
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $910,443,800
                                                                      ============

Notes to Schedule of Investments

FHLB = Federal Home Loan Bank

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of June 30, 2008.

(3) Industry is less than 0.05% of total net assets.

(4) The rate indicated is the yield to maturity at purchase.

(5) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
13

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2008

ASSETS

Investment securities, at value (cost of $832,988,776) --
including $66,773,874 of securities on loan                          $ 861,043,638

Investments made with cash collateral received for securities on
loan, at value (cost of $57,433,160)                                    57,433,160
                                                                    --------------
Total investment securities, at value (cost of $890,421,936)           918,476,798

Cash collateral received for securities on loan                              1,073

Receivable for investments sold                                        114,021,609

Dividends and interest receivable                                          404,362
                                                                    --------------
                                                                     1,032,903,842
                                                                    --------------
LIABILITIES

Disbursements in excess of demand deposit cash                           3,246,995

Payable for collateral received for securities on loan                  57,434,233

Payable for investments purchased                                       61,035,825

Accrued management fees                                                    692,263

Distribution and service fees payable                                       50,726
                                                                    --------------
                                                                       122,460,042
                                                                    --------------

NET ASSETS                                                           $ 910,443,800
                                                                    ==============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                              $ 940,494,378

Accumulated net realized loss on investment transactions              (58,105,440)

Net unrealized appreciation on investments                              28,054,862
                                                                    --------------
                                                                     $ 910,443,800
                                                                    ==============
INVESTOR CLASS, $0.01 PAR VALUE

Net assets                                                            $454,464,165

Shares outstanding                                                      58,556,485

Net asset value per share                                                    $7.76

INSTITUTIONAL CLASS, $0.01 PAR VALUE

Net assets                                                            $218,820,278

Shares outstanding                                                      28,072,924

Net asset value per share                                                    $7.79

ADVISOR CLASS, $0.01 PAR VALUE

Net assets                                                            $236,905,588

Shares outstanding                                                      30,975,418

Net asset value per share                                                    $7.65

R CLASS, $0.01 PAR VALUE

Net assets                                                                $253,769

Shares outstanding                                                          33,261

Net asset value per share                                                    $7.63

See Notes to Financial Statements.

------
14

STATEMENT OF OPERATIONS

YEAR ENDED JUNE 30, 2008

INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $21,434)                   $ 9,864,812

Interest                                                                   260,230

Securities lending, net                                                  1,556,880
                                                                    --------------
                                                                        11,681,922
                                                                    --------------

EXPENSES:

Management fees                                                         10,125,652

Distribution fees -- Advisor Class                                         144,118

Service fees -- Advisor Class                                              144,118

Distribution and service fees:

 Advisor Class                                                             572,103

 R Class                                                                     1,678

Directors' fees and expenses                                                41,914

Other expenses                                                              20,637
                                                                    --------------
                                                                        11,050,220
                                                                    --------------

NET INVESTMENT INCOME (LOSS)                                               631,702
                                                                    --------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                                               (38,340,865)

Futures transactions                                                   (2,029,022)
                                                                    --------------
                                                                      (40,369,887)
                                                                    --------------

CHANGE IN NET UNREALIZED
APPRECIATION (DEPRECIATION) ON INVESTMENTS                           (250,781,851)
                                                                    --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                              (291,151,738)
                                                                    --------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                           $(290,520,036)
                                                                    ==============

See Notes to Financial Statements.

------
15

STATEMENT OF CHANGES IN NET ASSETS

YEAR ENDED JUNE 30, 2008, SIX MONTHS ENDED JUNE 30, 2007 AND YEAR ENDED DECEMBER
31, 2006

Increase (Decrease)                    June 30,         June 30,      December 31,
in Net Assets                              2008          2007(1)              2006

OPERATIONS

Net investment
income (loss)                          $631,702      $ 1,799,405          $741,289

Net realized gain (loss)           (40,369,887)      120,103,572        84,094,584
Change in net
unrealized appreciation
(depreciation)                    (250,781,851)       22,772,762        11,869,862
                                 --------------   --------------    --------------
Net increase (decrease)
in net assets resulting from
operations                        (290,520,036)      144,675,739        96,705,735
                                 --------------   --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS

From net
investment income:

 Investor Class                     (1,745,381)               --         (875,599)

 Institutional Class                (1,212,876)               --       (1,544,611)

 Advisor Class                        (346,198)               --                --

From net realized gains:

 Investor Class                    (65,256,314)               --      (44,499,346)

 Institutional Class               (37,020,860)               --      (17,974,090)

 Advisor Class                     (30,652,955)               --      (17,093,907)

 R Class                               (36,270)               --          (18,414)
                                 --------------   --------------    --------------
Decrease in net assets from
distributions                     (136,270,854)               --      (82,005,967)
                                 --------------   --------------    --------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in
net assets from capital share
transactions                      (317,839,913)    (153,277,330)     (188,180,540)
                                 --------------   --------------    --------------

NET INCREASE (DECREASE)
IN NET ASSETS                     (744,630,803)      (8,601,591)     (173,480,772)

NET ASSETS

Beginning of period               1,655,074,603    1,663,676,194     1,837,156,966
                                 --------------   --------------    --------------
End of period                     $ 910,443,800   $1,655,074,603    $1,663,676,194
                                 ==============   ==============    ==============
Undistributed net investment
income                                       --       $1,792,051                --
                                 ==============   ==============    ==============

(1) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

See Notes to Financial Statements.

------
16

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2008

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Quantitative Equity Funds, Inc. (the
corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. Small Company Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund seeks long-term capital growth by investing primarily in common stocks of small companies. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class, the
Institutional Class, the Advisor Class and the R Class. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.
Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the
Statement of Operations. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin)
are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes

------
17

a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures transactions and unrealized appreciation (depreciation) on investments, respectively.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2004. At this time, management has not identified any uncertain tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid twice a year.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

On July 27, 2007, the Advisor Class shareholders of the fund approved a change to the class's fee structure. The change was approved by the Board of
Directors on December 8, 2006. Effective September 4, 2007, the fee structure change resulted in an increase of 0.25% in the unified management fee and a simultaneous decrease of 0.25% in the total distribution and service fee, resulting in no change to the total operating expense ratio of the class.

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates

------
18

for the Investment Category Fee range from 0.5380% to 0.7200% and the rates for the Complex Fee (Investor Class, Advisor Class and R Class) range from
0.2500% to 0.3100%. The Institutional Class is 0.2000% less at each point within the Complex Fee range. Prior to September 4, 2007, the Advisor Class was 0.2500% less at each point within the Complex Fee range. The effective annual management fee for each class of the fund for the year ended June 30,
2008, was 0.87%, 0.67%, 0.82%, 0.87%, for the Investor Class, Institutional
Class, Advisor Class and R Class, respectively.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Individual Shareholder Services Plan for each of the Advisor
Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940
Act. The plans provide that the Advisor Class will pay American Century
Investment Services, Inc. (ACIS) an annual distribution and service fee of
0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. Prior to September 4, 2007, the Board of Directors
had adopted a Master Distribution and Shareholder Services Plan for the
Advisor Class, pursuant to Rule 12b-1 of the 1940 Act, which provided that the
Advisor Class would pay ACIS an annual distribution fee of 0.25% and service fee of 0.25%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services.
Fees incurred under the plans during the year ended June 30, 2008, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is
a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a securities lending agreement with JPMorgan
Chase Bank (JPMCB). Prior to December 12, 2007, the fund had a bank line of credit agreement with JPMCB. JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2008, were $1,302,246,629 and
$1,808,961,712, respectively.

------
19

4. CAPITAL SHARE TRANSACTIONS

The corporation is authorized to issue 3,000,000,000 shares. Transactions in shares of the fund were as follows:

                                                                   Six months ended
                           Year ended June 30, 2008                June 30, 2007(1)    Year ended December 31, 2006
                            Shares           Amount         Shares           Amount         Shares           Amount
INVESTOR CLASS/
SHARES AUTHORIZED      300,000,000                     400,000,000                     400,000,000
                      ============                    ============                    ============
Sold                     9,359,092     $ 81,556,579      6,297,407     $ 65,264,475     18,957,000    $ 194,235,971

Issued in
reinvestment of
distributions            7,629,427       62,503,906             --               --      4,167,278       41,020,128

Redeemed              (42,937,803)    (380,366,981)   (15,306,495)    (159,207,161)   (36,010,213)    (361,344,624)
                      ------------   --------------   ------------   --------------   ------------   --------------
                      (25,949,284)    (236,306,496)    (9,009,088)     (93,942,686)   (12,885,935)    (126,088,525)
                      ------------   --------------   ------------   --------------   ------------   --------------
INSTITUTIONAL
CLASS/SHARES
AUTHORIZED             150,000,000                     200,000,000                     200,000,000
                      ============                    ============                    ============
Sold                    13,371,532      121,914,948      4,479,389       46,633,847      7,969,760       82,196,934

Issued in
reinvestment of
distributions            4,383,383       36,044,677             --               --      1,794,009       17,762,926

Redeemed              (25,439,375)    (215,124,447)    (7,443,175)     (78,228,304)   (14,562,661)    (146,262,322)
                      ------------   --------------   ------------   --------------   ------------   --------------
                       (7,684,460)     (57,164,822)    (2,963,786)     (31,594,457)    (4,798,892)     (46,302,462)
                      ------------   --------------   ------------   --------------   ------------   --------------
ADVISOR CLASS/
SHARES AUTHORIZED      150,000,000                     200,000,000                     200,000,000
                      ============                    ============                    ============
Sold                     5,558,594       46,869,786      2,973,246       30,513,712      7,813,762       79,559,058

Issued in
reinvestment of
distributions            3,203,543       25,854,048             --               --      1,528,322       14,860,047

Redeemed              (11,464,175)     (97,062,000)    (5,688,917)     (58,264,704)   (10,551,042)    (104,250,783)
                      ------------   --------------   ------------   --------------   ------------   --------------
                       (2,702,038)     (24,338,166)    (2,715,671)     (27,750,992)    (1,208,958)      (9,831,678)
                      ------------   --------------   ------------   --------------   ------------   --------------
R CLASS/SHARES
AUTHORIZED              10,000,000                      10,000,000                      10,000,000
                      ============                    ============                    ============
Sold                         5,710           50,323          2,432           25,118         89,584          927,094

Issued in
reinvestment of
distributions                4,506           36,270             --               --          1,686           18,414

Redeemed                  (14,081)        (117,022)        (1,404)         (14,313)      (690,508)      (6,903,383)
                      ------------   --------------   ------------   --------------   ------------   --------------
                           (3,865)         (30,429)          1,028           10,805      (599,238)      (5,957,875)
                      ------------   --------------   ------------   --------------   ------------   --------------
Net increase
(decrease)            (36,339,647)   $(317,839,913)   (14,687,517)   $(153,277,330)   (19,493,023)   $(188,180,540)
                      ============   ==============   ============   ==============   ============   ==============

(1) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

5. SECURITIES LENDING

As of June 30, 2008, securities in the fund valued at $66,773,874 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total market value of all collateral received, at this date, was $69,535,034. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

------
20

6. BANK LINE OF CREDIT

Effective December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, has a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the
Federal Funds rate plus 0.40%. The fund did not borrow from either line during the year ended June 30, 2008.

7. RISK FACTORS

The fund concentrates its investments in common stocks of small companies.
Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

8. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended June 30, 2008, six months ended June 30, 2007 and year ended December 31, 2006 were as follows:

                             June 30, 2008   June 30, 2007(1)   December 31, 2006
DISTRIBUTIONS PAID FROM

Ordinary income               $10,798,801           --              $2,968,439

Long-term capital gains       $125,472,053          --             $79,037,528

(1) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2008, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

Federal tax cost of investments                                      $892,587,709
                                                                    =============
Gross tax appreciation of investments                                $111,144,645

Gross tax depreciation of investments                                (85,255,556)
                                                                    -------------
Net tax appreciation (depreciation) of investments                   $ 25,889,089
                                                                    =============
Capital loss deferral                                               $(55,939,667)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and return of capital dividends received.

The capital loss deferral listed above represents net capital losses incurred in the eight-month period ended June 30, 2008. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

------
21

9. RECENTLY ISSUED ACCOUNTING STANDARDS

The Financial Accounting Standards Board (FASB) issued Statement of Financial
Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), in
September 2006, which is effective for fiscal years beginning after November
15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of FAS 157 does not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

10. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2008.

For corporate taxpayers, the fund hereby designates $7,619,293, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2008 as qualified for the corporate dividends received deduction.

The fund hereby designates $125,472,053, or up to the maximum amount allowable, of long-term capital gain distributions for the fiscal year ended
June 30, 2008.

The fund hereby designates $7,593,501 of distributions as qualified short-term capital gains for purposes of Internal Revenue Code Section 871.

------
22

FINANCIAL HIGHLIGHTS
Small Company

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
                          2008    2007(1)       2006         2005       2004      2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period     $10.77      $9.88      $9.77       $10.19      $8.35     $5.50
                      --------   --------   --------     --------   --------  --------
Income From
Investment
Operations

 Net Investment
 Income
 (Loss)(2)               --(3)       0.01      --(3)         0.01       0.02      0.01

 Net Realized
 and Unrealized
 Gain (Loss)            (2.01)       0.88       0.61         0.71       2.31      2.93
                      --------   --------   --------     --------   --------  --------
 Total From
 Investment
 Operations             (2.01)       0.89       0.61         0.72       2.33      2.94
                      --------   --------   --------     --------   --------  --------
Distributions

 From Net
 Investment
 Income                 (0.02)         --     (0.01)        --(3)     (0.02)     --(3)

 From Net
 Realized Gains         (0.98)         --     (0.49)       (1.14)     (0.47)    (0.09)
                      --------   --------   --------     --------   --------  --------
 Total
 Distributions          (1.00)         --     (0.50)       (1.14)     (0.49)    (0.09)
                      --------   --------   --------     --------   --------  --------
Net Asset Value,
End of Period            $7.76     $10.77      $9.88        $9.77     $10.19     $8.35
                      ========   ========   ========     ========   ========  ========

TOTAL RETURN(4)       (19.13)%      9.01%      6.15%        7.13%     28.28%    53.57%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to
Average
Net Assets               0.87%   0.87%(5)      0.87%        0.87%      0.88%     0.89%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets               0.06%   0.23%(5)      0.05%        0.14%      0.25%     0.09%

Portfolio Turnover
Rate                      105%        61%       122%         132%       123%      120%

Net Assets,
End of Period (in
thousands)            $454,464   $910,093   $924,133   $1,040,036   $996,103  $467,228

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund's fiscal year end was
December 31.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

------
23

Small Company

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
                          2008    2007(1)       2006       2005       2004      2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period     $10.80      $9.90      $9.80     $10.21      $8.36     $5.53
                      --------   --------   --------   --------   --------  --------
Income From
Investment
Operations

 Net Investment
 Income
 (Loss)(2)                0.02       0.02       0.02       0.04       0.03      0.02

 Net Realized
 and Unrealized
 Gain (Loss)            (2.02)       0.88       0.61       0.71       2.33      2.93
                      --------   --------   --------   --------   --------  --------
 Total From
 Investment
 Operations             (2.00)       0.90       0.63       0.75       2.36      2.95
                      --------   --------   --------   --------   --------  --------
Distributions

 From Net
 Investment
 Income                 (0.03)         --     (0.04)     (0.02)     (0.04)    (0.03)

 From Net
 Realized Gains         (0.98)         --     (0.49)     (1.14)     (0.47)    (0.09)
                      --------   --------   --------   --------   --------  --------
 Total
 Distributions          (1.01)         --     (0.53)     (1.16)     (0.51)    (0.12)
                      --------   --------   --------   --------   --------  --------
Net Asset Value,
End of Period            $7.79     $10.80      $9.90      $9.80     $10.21     $8.36
                      ========   ========   ========   ========   ========  ========

TOTAL RETURN(3)       (18.99)%      9.09%      6.44%      7.26%     28.60%    53.52%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to
Average
Net Assets               0.67%   0.67%(4)      0.67%      0.67%      0.68%     0.69%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets               0.26%   0.43%(4)      0.25%      0.34%      0.45%     0.29%

Portfolio Turnover
Rate                      105%        61%       122%       132%       123%      120%

Net Assets,
End of Period (in
thousands)            $218,820   $386,240   $383,412   $426,545   $284,352   $30,830

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund's fiscal year end was
December 31.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
24

Small Company

Advisor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
                          2008      2007(1)       2006       2005       2004      2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period     $10.64        $9.78      $9.69     $10.12      $8.30     $5.48
                      --------     --------   --------   --------   --------  --------
Income From
Investment
Operations

 Net Investment
 Income
 (Loss)(2)              (0.02)        --(3)     (0.02)     (0.01)     (0.01)    (0.01)

 Net Realized
 and Unrealized
 Gain (Loss)            (1.98)         0.86       0.60       0.70       2.30      2.92
                      --------     --------   --------   --------   --------  --------
 Total From
 Investment
 Operations             (2.00)         0.86       0.58       0.69       2.29      2.91
                      --------     --------   --------   --------   --------  --------
Distributions

 From Net
 Investment
 Income                 (0.01)           --         --         --         --        --

 From Net
 Realized Gains         (0.98)           --     (0.49)     (1.12)     (0.47)    (0.09)
                      --------     --------   --------   --------   --------  --------
 Total
 Distributions          (0.99)           --     (0.49)     (1.12)     (0.47)    (0.09)
                      --------     --------   --------   --------   --------  --------
Net Asset Value,
End of Period            $7.65       $10.64      $9.78      $9.69     $10.12     $8.30
                      ========     ========   ========   ========   ========  ========

TOTAL RETURN(4)       (19.30)%        8.79%      6.02%      6.74%     28.00%    53.16%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to
Average
Net Assets               1.12%     1.12%(5)      1.12%      1.12%      1.13%     1.14%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets             (0.19)%   (0.02)%(5)    (0.20)%    (0.11)%    (0.00)%   (0.16)%

Portfolio Turnover
Rate                      105%          61%       122%       132%       123%      120%

Net Assets,
End of Period (in
thousands)            $236,906     $358,347   $355,778   $364,400   $287,673   $62,907

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund's fiscal year end was
December 31.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
25

Small Company

R Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
                          2008      2007(1)       2006         2005         2004      2003(2)
PER-SHARE DATA

Net Asset Value,
Beginning
of Period               $10.63        $9.78      $9.72       $10.15        $8.34        $7.11
                      --------     --------   --------     --------     --------     --------
Income From
Investment
Operations

 Net Investment
 Income
 (Loss)(3)              (0.04)       (0.01)     (0.05)       (0.03)       (0.03)       (0.01)

 Net Realized
 and Unrealized
 Gain (Loss)            (1.98)         0.86       0.60         0.71         2.31         1.33
                      --------     --------   --------     --------     --------     --------
 Total From
 Investment
 Operations             (2.02)         0.85       0.55         0.68         2.28         1.32
                      --------     --------   --------     --------     --------     --------
Distributions

 From Net
 Realized Gains         (0.98)           --     (0.49)       (1.11)       (0.47)       (0.09)
                      --------     --------   --------     --------     --------     --------
Net Asset Value,
End of Period            $7.63       $10.63      $9.78        $9.72       $10.15        $8.34
                      ========     ========   ========     ========     ========     ========

TOTAL RETURN(4)       (19.51)%        8.69%      5.70%        6.54%       27.72%       18.61%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to
Average
Net Assets               1.37%     1.37%(5)      1.37%     1.34%(6)     1.30%(7)     1.38%(5)

Ratio of Net
Investment Income
(Loss) to Average
Net Assets             (0.44)%   (0.27)%(5)    (0.45)%   (0.33)%(6)   (0.17)%(7)   (0.40)%(5)

Portfolio Turnover
Rate                      105%          61%       122%         132%         123%      120%(8)

Net Assets,
End of Period (in
thousands)                $254         $395       $353       $6,175       $4,247           $3

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund's fiscal year end was
December 31.

(2) August 29, 2003 (commencement of sale) through December 31, 2003.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) During the year ended December 31, 2005, the class received a partial reimbursement of its distribution and service fees. Had fees not been reimbursed, the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income (loss) to average net assets would have been 1.37% and (0.36)%, respectively.

(7) During the year ended December 31, 2004, the class received a partial reimbursement of its distribution and service fees. Had fees not been reimbursed, the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income (loss) to average net assets would have been 1.38% and (0.25)%, respectively.

(8) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended December 31, 2003.

See Notes to Financial Statements.

------
26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Directors of the American Century Quantitative Equity Funds, Inc. and
Shareholders of the Small Company Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Company
Fund (one of the ten funds comprising the American Century Quantitative Equity
Funds, Inc., hereafter referred to as the "Fund") at June 30, 2008, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting
Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 19, 2008

------
27

MANAGEMENT

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent directors is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors. Those listed as interested directors are
"interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC)
or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Investment Management, Inc. (ACIM or the
advisor); the fund's principal underwriter, American Century Investment
Services, Inc. (ACIS); and the fund's transfer agent, American Century
Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The directors serve in this capacity for eight registered investment companies in the American
Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment Management,
Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTOR

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 111
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

INDEPENDENT DIRECTORS

JOHN FREIDENRICH, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director (since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member and Manager, Regis
Management Company, LLC (money management firm) (April 2004 to present);
Partner and Founder, Bay Partners (venture capital firm) (1976 to 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------
28

RONALD J. GILSON, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of
Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

FREDERICK L.A. GRAUER, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Director (since 2008)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Advisor, Barclays Global
Investors (asset manager) (2003 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

PETER F. PERVERE, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Intraware, Inc.

MYRON S. SCHOLES, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1941
POSITION(S) HELD WITH FUND: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Platinum Grove Asset
Management, L.P. (asset manager), and a Partner, Oak Hill Capital Management
(asset manager) (1999 to present); Frank E. Buck Professor of
Finance-Emeritus, Stanford Graduate School of Business (1996 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Chicago Mercantile Exchange
(2000 to present)

JOHN B. SHOVEN, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Director (since 2002)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Professor of Economics, Stanford
University (1973 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Cadence Design Systems (1992
to present)

JEANNE D. WOHLERS, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1984)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------
29

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as:
Director, ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present); and Controller, various American Century Investments funds
(1997 to September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

------
30

APPROVAL OF MANAGEMENT AGREEMENT
Small Company

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century Investments, this process is referred to as the
"15(c) Process." The board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the board, the nature and quality of significant services provided by the advisor, the investment performance of the funds, shareholder services, audit and compliance functions and a variety of other matters relating to fund operations. Each year, it also holds a special meeting in connection with determining whether to renew the contracts for advisory services, to review fund performance, shareholder services, adviser profitability, audit and compliance matters, and other fund operational matters.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the "15(c) Providers") concerning Small Company (the "fund")
and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund;

* reports on the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* information about the compliance policies, procedures, and regulatory experience of the advisor;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the Directors at a special meeting and at a regularly scheduled quarterly meeting reviewed and discussed the information provided by the advisor throughout the year and to negotiate with the advisor the renewal of the management agreement, including the setting of the applicable advisory fee. The board had the benefit of the advice of its independent counsel throughout the period.

------
31

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, an independent data provider, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal-services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business.

------
32

At each quarterly meeting and at the special meeting to consider renewal of the advisory contract, the Directors, directly and through its Portfolio
Committee, reviews investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security and sector selection) and any efforts being undertaken to improve performance. The fund's performance fell below its benchmark for both the one- and three-year periods during the past year. The board discussed the fund's performance with the advisor and was satisfied with the efforts being undertaken by the advisor.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors, directly and through the various Committees of the Board, review reports and evaluations of such services at their regular quarterly meetings and at its special meeting to consider renewal of the Advisory Contract, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically.
They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, and the expenses incurred by the advisor in providing various functions to the fund. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund complex and the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the fund reflect the complexity of assessing economies of scale.

------
33

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group. The unified fee charged to shareholders of the fund was in the lowest quartile of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The
Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the Directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor and others concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

------
34

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments' website at americancentury.com and on the
Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the
"About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

------
35

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as a fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P SMALLCAP 600 INDEX, a capitalization-weighted index consisting of 600 domestic stocks, measures the small company segment of the U.S. market.

------
36

[back cover]

[american century investments logo and text logo®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE . . . . . . . . . . . . . . .       1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE . . . . . . . . . . . .       1-800-345-2021 or
                                                               816-531-5575
BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS . . . . . . . . . . . . . . . . . . . .       1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES . . . . . .       1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF . . . . . . . . .       1-800-634-4113

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0808
CL-ANN-61139N

[front cover]

ANNUAL REPORT
JUNE 30, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY INVESTMENTS

GLOBAL GOLD FUND

PRESIDENT'S LETTER

JONATHAN THOMAS

[photo of Jonathan Thomas]

Dear Investor,

At American Century Investments®, we are committed to helping you reach your financial goals. Your success is the ultimate measure of our performance.
That's why we focus on achieving superior investment results and building long-term relationships with investors like you.

Part of that relationship is to clearly communicate investment results and what influenced them. To help you monitor your investment with us, we take pride in providing you with the annual report for the American Century® Global
Gold Fund for the 12 months ended June 30, 2008. We also recommend
americancentury.com, where we provide company news, quarterly portfolio commentaries, investment views, and other useful information.

As noted on the website, 2008 marks the 50th anniversary of American Century
Investments. Since 1958, we've worked to make wise decisions with your interests as our guide. Fifty years also means that we've met the challenges of previous economic downturns. As we've crossed those hurdles and earned your trust, our assets under management have grown to nearly $100 billion, putting us in the top 5% of our industry. This growth has given us the resources to offer a wide array of financial products and services, including a well-diversified lineup of portfolios that provides you with many choices in these uncertain times.

Though our offerings are diverse, they share several key qualities, including our disciplined investment approach and active, team-based management. Strict adherence to our processes and long-term strategies allows us to stay focused during volatile periods. Investors in our portfolios also benefit from the sum of our investment teams' expertise as they share research and information.

We'll continue to work hard to earn your trust. Thank you for your continued
support.

Sincerely,

/s/Jonathan Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      12-Month Total Returns . . . . . . . . . . . . . . . . . . . . . . .      2

GLOBAL GOLD

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments'
knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By John Schniedwind, Chief Investment Officer, Quantitative Equity

INFLATION PRESSURES MOUNT DESPITE SLOWING GLOBAL GROWTH

As the 12-month period unfolded, central banks around the world faced the formidable challenge of combating an economic slowdown while curbing escalating inflation. Economies across the globe felt the impact of the U.S.
credit and housing market crises, while rising commodity prices--reflecting sustained high global demand for raw materials and wide-scale flooding of U.S.
farmlands--added fuel to the inflationary fire.

In the United States, anti-recession vigilance took center stage as the
Federal Reserve (the Fed) took aggressive action to foster growth, cutting its federal funds rate target by 3.25 percentage points between September 2007 and
April 2008. In June, the Fed halted its easing campaign, signaling a possible return to its inflation-fighting efforts. The annual rate of inflation (as measured by the Consumer Price Index) was 5.0% at the end of June 2008, while annual core inflation was 2.4%.

Despite increasingly sluggish economic growth throughout Europe, rising inflation caused the European Central Bank to leave its key interest rate unchanged. But in the United Kingdom, the Bank of England reversed its earlier course and cut interest rates by 75 basis points between December 2007 and
April 2008.

GOLD PRICES SPIKE AS DOLLAR FALLS

The price of an ounce of gold bullion rose 43% during the 12 months ended June
30, 2008. The U.S. dollar continued its decline, falling 14.04% compared with the euro and 14.43% relative to the Japanese yen. Gold, which is always priced in dollars--and is thereby cheaper for non-U.S. investors when the U.S. dollar weakens--benefited from this dollar weakness. Starting the period at $650.90 an ounce, gold climbed to a high of $1,004.30 in mid-March, and slipped back to $928.20 by June 30, 2008.

Despite the Fed's recent pause, the likelihood of a rate hike any time soon seems slim, given the fragile U.S. economy. As such, dollar weakness may continue, lending support to higher gold prices.

12-Month Total Returns
As of June 30, 2008
Gold Bullion                                  42.62%
U.S. Dollar vs. Euro                         -14.04%
Rogers International Commodities Index        57.04%

------
2

PERFORMANCE
Global Gold

Total Returns as of June 30, 2008
                                      Average Annual Returns
                                                         Since     Inception
                         1 year   5 years   10 years   Inception      Date

INVESTOR CLASS           29.61%    21.60%    15.90%      5.47%      8/17/88

FUND BENCHMARK(1)        27.23%    21.65%    16.16%     5.89%(2)       --

MSCI WORLD INDEX         -10.68%   11.99%     4.19%     7.90%(2)       --

Institutional Class        --        --        --       9.37%(3)    9/28/07

A Class(4)
 No sales charge*        29.28%    21.33%    15.63%      12.84%
 With sales charge*      21.85%    19.90%    14.96%      12.18%      5/6/98

B Class
 No sales charge*          --        --        --       8.40%(3)
 With sales charge*        --        --        --       3.40%(3)    9/28/07

C Class
 No sales charge*          --        --        --       8.40%(3)
 With sales charge*        --        --        --       7.40%(3)    9/28/07

R Class                    --        --        --       8.83%(3)    9/28/07

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) See Index Definitions page.

(2) Since 8/31/88, the date nearest the Investor Class's inception for which data are available.

(3) Total returns for periods less than one year are not annualized.

(4) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class's current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries.
International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

Global Gold

Growth of $10,000 Over 10 Years

$10,000 investment made June 30, 1998

One-Year Returns Over 10 Years
Periods ended June 30
                1999      2000      2001       2002     2003     2004     2005    2006     2007      2008

Investor
Class         -11.93%   -10.91%     9.14%     72.74%   11.24%   17.05%   6.85%   66.31%   -1.28%    29.61%

Fund
benchmark      -7.92%   -11.57%     7.42%     77.26%    8.29%   18.66%   7.52%   66.93%   -1.69%    27.23%

MSCI World
Index          15.67%    12.19%    -20.30%   -15.22%   -2.37%   24.00%   10.05%  16.93%   23.59%   -10.68%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries.
International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
Global Gold

Portfolio Managers: Bill Martin and Joe Sterling

PERFORMANCE SUMMARY

Global Gold posted a total return of 29.61%* for the 12-months ended June 30,
2008. The portfolio's proprietary benchmark, which consists of approximately two-thirds North American gold stocks, 20% African gold stocks, and 10%
Australian gold stocks, returned 27.23% for the same period. The portfolio's return reflects operating expenses, while the benchmark's does not.

Global stock market volatility, credit market uncertainty, inflation fears and the U.S. dollar's declining value all helped propel the price of gold and gold-related stocks. The fund's outperformance relative to its benchmark was due primarily to our overweight in Canadian gold companies and good stock selection throughout the portfolio.

GOLD PRICES SOARED

Loosely and inversely tracking the U.S. dollar's declining value versus the euro, gold prices moved sharply higher during the 12-month period. The price of an ounce of gold bullion on the COMEX division of the New York Mercantile
Exchange started the period at $650.90 and finished at $928.30, for a 42.62%
gain.

The U.S. Federal Reserve's easing campaign, which cut 3.25 percentage points off the federal funds rate target during the period, stirred up inflationary pressures and contributed to the U.S. dollar's sharp decline in value relative to other global currencies. A weaker dollar makes it cheaper for non-U.S.
investors to buy gold.

MINING STOCKS FOLLOWED GOLD PRICES

Along with the weak U.S. dollar, strong global demand for natural resources, particularly in the emerging markets, helped drive commodities-related stocks higher during the 12-month period. Metals and mining stocks generally advanced along with the rising price of gold. The FTSE All Gold Mines Index posted a total return of 42.90% for the 12 months ended June 30, 2008, bolstered by strong performance from its Australian and North American components.

Market Returns
For the year ended June 30, 2008
BACKGROUND INFLUENCES
South African Rand vs. U.S. Dollar         -11.04%
Australian Dollar vs. U.S. Dollar           11.40%
BROAD GOLD STOCK MARKET
Lipper Gold Fund Index                      30.56%
FTSE® Gold Mines Index                      42.90%
REGIONAL COMPONENTS OF FTSE® GOLD MINES INDEX
FTSE® Gold Mines Africa Index               -1.35%
FTSE® Gold Mines Australia Index            43.20%
FTSE® Gold Mines North America Index        61.74%

Top Ten Holdings as of June 30, 2008
                                           % of net        % of net
                                         assets as of    assets as of
                                            6/30/08        12/31/07
Goldcorp Inc.(1)                             10.6%           9.1%
Barrick Gold Corp.                           9.1%            9.3%
Kinross Gold Corp.(1)                        7.4%            6.0%
Newmont Mining Corp.                         6.9%            6.7%
Yamana Gold Inc.(1)                          6.6%            5.8%
Newcrest Mining Limited                      4.9%            6.1%
Agnico-Eagle Mines Ltd.(1)                   4.8%            4.7%
Randgold Resources Limited ADR               4.1%            3.4%
AngloGold Ashanti Limited(1)                 4.1%            5.4%
Lihir Gold Limited                           3.7%            3.6%

(1) Includes shares traded on all exchanges.

* All fund returns referenced in this commentary are for Investor Class shares.

------
5

Global Gold

STOCK SELECTION DROVE RESULTS

Overall, our stock selection accounted for the portfolio's outperformance relative to the benchmark. In particular, our position in Canada's
Agnico-Eagle Mines Ltd., one of the portfolio's top 10 holdings, made the greatest contribution to performance. This out-of-benchmark holding reported strong first-quarter 2008 earnings and projected improving cash flows stemming from its new Goldex and Kittila mines.

Another out-of-benchmark holding, Randgold Resources, a company that trades in the United Kingdom, contributed positively to the fund's performance. Randgold shares advanced early in 2008 after projecting a 70%-80% increase in pre-tax profits. Randgold also finished the 12-month period among the fund's top 10 holdings.

Another Canadian mining company, Detour Gold, returned more than 300% for the
12-month period, advancing on positive test-drilling results from its Detour
Lake project in North Ontario, Canada. Our small weighting in the company's stock helped the fund's performance relative to the benchmark, which did not hold Detour Gold.

On an absolute basis, eight of the portfolio's top 10 holdings posted strong, double-digit returns during the 12-month period. The smallest holdings of the group, Lihir Gold Limited of New Guinea, and AngloGold Ashanti Limited of
South Africa, declined during the period. Together, our top-10 holdings comprised 62% of the portfolio's net assets at the end of June.

DETRACTORS FACED POLITICAL FACTORS

Canada's Centerra Gold was among the largest detractors to relative performance. The company's stock sagged as bureaucratic complications continued in the Kyrgyz Republic, home to the company's Kumtor gold mine. The
Central Asian country cancelled Centerra's mining and exploration permits, but work continued anyway.

The fund's position in Canada's Crystallex International Corp. also detracted from performance. Despite meeting the qualifications for an environmental permit early in 2007, the company faced continued delays from Venezuela's government in issuing the permit to develop the company's Las Cristinas gold deposit. Additionally, the company announced its capital cost for the project had increased 22%.

OUTLOOK

Regardless of macro developments, including the direction of gold prices and the strength of the U.S. dollar, we follow a disciplined investment approach.
Shunning momentum-driven areas of the market, we strive to add value through tactical allocations in specific mining companies we believe are well-positioned to generate above-average returns.

Geographic Composition as of June 30, 2008
                               % of net       % of net
                             assets as of   assets as of
                                6/30/08       12/31/07
Canada                           59.6%          56.7%
Australia                        14.1%          15.7%
South Africa                     10.4%          11.7%
United States                    9.4%           9.2%
United Kingdom                   4.1%           3.5%
Peru                             0.9%           0.9%
Sweden                           --(1)          --(1)
Cash and Equivalents(2)          1.5%           2.3%

(1) Category is less than 0.05% of total net assets.

(2) Includes temporary cash investments, securities lending collateral and other assets and liabilities.

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2008 to June 30, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than
$10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century
Investments Brokerage accounts) registered under your Social Security number.
PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs
(including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and
certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
7

                        Beginning                   Expenses Paid
                         Account        Ending      During Period*
                          Value      Account Value     1/1/08 -       Annualized
                          1/1/08        6/30/08        6/30/08      Expense Ratio*
ACTUAL

Investor Class            $1,000       $1,054.20        $3.47           0.68%

Institutional Class       $1,000       $1,055.60        $2.45           0.48%

A Class                   $1,000       $1,053.40        $4.75           0.93%

B Class                   $1,000       $1,049.10        $8.56           1.68%

C Class                   $1,000       $1,049.10        $8.56           1.68%

R Class                   $1,000       $1,051.90        $6.02           1.18%

HYPOTHETICAL

Investor Class            $1,000       $1,021.48        $3.42           0.68%

Institutional Class       $1,000       $1,022.48        $2.41           0.48%

A Class                   $1,000       $1,020.24        $4.67           0.93%

B Class                   $1,000       $1,016.51        $8.42           1.68%

C Class                   $1,000       $1,016.51        $8.42           1.68%

R Class                   $1,000       $1,019.00        $5.92           1.18%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
8

SCHEDULE OF INVESTMENTS
Global Gold

JUNE 30, 2008

Shares                                                                       Value

Common Stocks -- 98.5%

AUSTRALIA -- 14.1%
           1,628,500  Avoca Resources Ltd.(1)(2)                       $ 3,497,002
           2,954,100  Bendigo Mining Ltd.(1)(2)                            764,626
           3,391,000  Citigold Corp. Ltd.(1)                               910,219
             166,666  Croesus Mining NL(1)                                   4,633
             766,000  Dominion Mining Ltd.                               2,459,992
             565,000  Independence Group NL                              2,762,350
           2,005,000  Jabiru Metals Ltd.(1)(2)                           1,105,204
             974,202  Kingsgate Consolidated Ltd.(1)(2)                  4,884,395
          13,571,097  Lihir Gold Limited(1)(2)                          42,802,677
             172,200  Moto Goldmines Ltd.(1)                               646,721
           2,034,775  Newcrest Mining Limited                           57,153,665
           4,055,408  Oxiana Ltd.(2)                                    10,224,695
          12,439,600  Pan Australian Resources Ltd.(1)(2)               12,163,727
             677,711  Resolute Mining Limited(1)                         1,250,649
           1,360,000  Sino Gold Mining Ltd.(1)(2)                        7,600,944
           6,984,900  St. Barbara Ltd.(1)(2)                             2,444,067
           1,253,700  Western Areas NL(1)(2)                            12,379,153
                                                                    --------------
                                                                       163,054,719
                                                                    --------------
CANADA -- 59.6%
             171,127  Agnico-Eagle Mines Ltd.                           12,835,364
             573,301  Agnico-Eagle Mines Ltd. New York Shares           42,636,395
             497,900  Alamos Gold Inc.(1)                                3,002,633
             568,400  Apollo Gold Corporation(1)                           295,403
             221,100  Aquiline Resources Inc.(1)                         1,678,088
           1,532,500  Aurelian Resources Inc.(1)(2)                      8,475,485
           2,250,800  Aurizon Mines Ltd.(1)                             10,858,929
             396,900  Banro Corp.(1)                                     2,786,629
           2,304,912  Barrick Gold Corp.                               104,873,496
           2,696,100  Centerra Gold Inc.(1)                             12,610,705
           3,507,400  Crystallex International Corporation(1)            3,817,625
             462,900  Detour Gold Corp.(1)                              11,157,170
           4,214,400  Eldorado Gold Corporation(1)                      35,912,077
             150,700  European Goldfields Ltd.(1)                          703,405
             679,600  Franco-Nevada Corp.                               16,460,208
           1,295,700  Gabriel Resources Ltd.(1)(2)                       3,506,699
             821,600  Gammon Gold Inc.(1)                                8,773,509
             347,300  GBS Gold International Inc.(1)                       507,430
             708,100  Gold Eagle Mines Ltd.(1)                           6,193,618
           1,202,900  Gold Reserve Inc. New York Shares(1)(2)            2,165,220
           2,597,692  Goldcorp Inc.(2)                                 119,746,519

Shares                                                                       Value

              70,100  Goldcorp Inc. New York Shares                    $ 3,236,517
           2,280,500  Golden Star Resources Ltd.(1)(2)                   6,127,250
           1,173,200  Great Basin Gold Ltd.(1)                           3,991,963
           2,065,000  High River Gold Mines Ltd.(1)(2)                   3,118,357
           3,570,255  IAMGOLD Corporation                               21,355,712
             552,700  International Minerals Corp.(1)                    2,780,301
             233,600  International Royalty Corp.                        1,246,111
             240,000  Ivanhoe Mines Ltd.(1)                              2,600,510
           1,647,100  Jaguar Mining Inc.(1)                             15,908,938
           1,228,200  Jinshan Gold Mines Inc.(1)                         3,131,320
           3,226,504  Kinross Gold Corp.                                76,249,016
             375,957  Kinross Gold Corp. New York Shares                 8,876,345
             483,800  Kirkland Lake Gold Inc.(1)(2)                      4,834,205
             720,800  Metallica Resources Inc.(1)(2)                     4,905,228
             606,100  Minefinders Corporation Ltd.(1)(2)                 6,240,488
           1,502,800  Nevsun Resources Ltd.(1)                           3,138,815
           2,000,000  North American Tungsten Corp.(1)                   2,157,286
           2,291,800  Northgate Minerals Corp.(1)                        6,314,923
             647,500  Novagold Resources Inc.(1)(2)                      4,823,875
           1,253,300  Orezone Resources Inc.(1)(2)                       1,511,629
             913,010  Premier Gold Mines Ltd.(1)                         2,318,784
             344,300  Red Back Mining Inc.(1)                            2,903,491
           2,000,000  SEMAFO Inc.(1)                                     2,647,578
           1,360,900  Silvercorp Metals Inc.                             8,006,864
             378,500  Southwestern Resources Corp.(1)                      270,940
             312,200  Tanzanian Royalty Exploration Corp.(1)(2)          1,350,071
           4,192,342  Yamana Gold Inc.                                  69,721,632
             424,781  Yamana Gold Inc. New York Shares                   7,025,878
           2,246,190  Yukon-Nevada Gold Corp.(1)(2)                      2,599,043
                                                                    --------------
                                                                       688,389,677
                                                                    --------------
PERU -- 0.9%
             168,100  Compania de Minas Buenaventura SA ADR(2)          10,988,697
                                                                    --------------
SOUTH AFRICA -- 10.4%
             574,402  AngloGold Ashanti Limited(2)                      19,551,550
             821,276  AngloGold Ashanti Limited ADR (2)                 27,874,112
             365,415  DRDGOLD Limited ADR(1)                             2,821,004
           2,413,810  Gold Fields Limited(2)                            30,570,644
             238,700  Gold Fields Limited ADR                            3,019,555

------
9

Global Gold

Shares                                                                       Value

           1,918,750  Harmony Gold Mining Co. Limited(1)(2)           $ 23,367,645
             782,800  Harmony Gold Mining Co. Limited ADR(1)(2)          9,589,300
           6,455,400  Simmer & Jack Mines Ltd.(1)                        3,297,272
                                                                    --------------
                                                                       120,091,082
                                                                    --------------
SWEDEN(3)
             325,900  ScanMining AB(1)                                          --
                                                                    --------------
UNITED KINGDOM -- 4.1%
           1,028,500  Randgold Resources Limited ADR(2)                 47,496,130
                                                                    --------------
UNITED STATES -- 9.4%
           1,851,391  Coeur d'Alene Mines Corporation(1)(2)              5,369,034
              99,800  Freeport-McMoRan Copper & Gold, Inc.              11,695,562
           1,532,614  Newmont Mining Corp.                              79,941,146
             380,300  Royal Gold, Inc.(2)                               11,926,208
                                                                    --------------
                                                                       108,931,950
                                                                    --------------
TOTAL COMMON STOCKS
(Cost $548,534,514)                                                  1,138,952,255
                                                                    --------------

Temporary Cash Investments -- 0.4%

Repurchase Agreement, Bank of America Securities, LLC,
(collateralized by various U.S. Treasury obligations,
3.375%-3.875%, 1/15/09-1/15/12, valued at $4,284,834), in a joint trading account at 1.47%, dated 6/30/08, due 7/1/08 (Delivery
value $4,200,172) (Cost $4,200,000)                                      4,200,000
                                                                    --------------

Temporary Cash Investments -- Securities Lending Collateral(4) -- 9.5%

Repurchase Agreement, Barclays Capital Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 2.50%, dated 6/30/08, due 7/1/08 (Delivery
value $28,001,944)                                                      28,000,000

Repurchase Agreement, BNP Paribas Securities Corp.,
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 2.45%, dated 6/30/08, due
7/1/08 (Delivery value $28,001,906)                                     28,000,000

                                                                             Value
Repurchase Agreement, Deutsche Bank Securities Inc.,
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 2.50%, dated 6/30/08,
due 7/1/08 (Delivery value $28,001,944)                               $ 28,000,000

Repurchase Agreement, UBS Securities LLC, (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 2.65%, dated 6/30/08, due 7/1/08
(Delivery value $26,281,290)                                            26,279,356
                                                                    --------------
TOTAL TEMPORARY CASH INVESTMENTS -- SECURITIES LENDING COLLATERAL
(Cost $110,279,356)                                                    110,279,356
                                                                    --------------
TOTAL INVESTMENT SECURITIES -- 108.4%
(Cost $663,013,870)                                                  1,253,431,611
                                                                    --------------
OTHER ASSETS AND LIABILITIES -- (8.4)%                                (97,529,592)
                                                                    --------------
TOTAL NET ASSETS -- 100.0%                                          $1,155,902,019
                                                                    ==============

Notes to Schedule of Investments

ADR = American Depositary Receipt

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of June 30, 2008.

(3) Category is less than 0.05% of total net assets.

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

As of June 30, 2008, securities with an aggregate value of $73,489,839, which represented 6.4% of total net assets, were valued in accordance with alternative pricing procedures adopted by the Board of Directors.

See Notes to Financial Statements.

------
10

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2008
ASSETS

Investment securities, at value (cost of $552,734,514) --
including $106,837,611 of securities on loan                        $1,143,152,255

Investments made with cash collateral received for securities on
loan, at value (cost of $110,279,356)                                  110,279,356
                                                                    --------------
Total investment securities, at value (cost of $663,013,870)         1,253,431,611

Cash                                                                     1,419,522

Cash collateral received for securities on loan                            137,898

Receivable for investments sold                                         18,065,221

Dividends and interest receivable                                          117,906
                                                                    --------------
                                                                     1,273,172,158
                                                                    --------------

LIABILITIES

Payable for collateral received for securities on loan                 110,417,254

Payable for capital shares redeemed                                          9,918

Payable for investments purchased                                        6,242,733

Accrued management fees                                                    598,415

Distribution fees payable                                                      158

Service fees (and distribution fees -- A Class and R Class)
payable                                                                      1,661
                                                                    --------------
                                                                       117,270,139
                                                                    --------------

NET ASSETS                                                          $1,155,902,019
                                                                    ==============

See Notes to Financial Statements.

------
11

JUNE 30, 2008
NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                              $ 503,749,458

Accumulated net investment loss                                       (16,245,403)

Undistributed net realized gain on investment and foreign
currency transactions                                                   77,955,263

Net unrealized appreciation on investments and translation of
assets and liabilities in foreign currencies                           590,442,701
                                                                    --------------
                                                                    $1,155,902,019
                                                                    ==============

INVESTOR CLASS, $0.01 PAR VALUE

Net assets                                                          $1,136,741,477

Shares outstanding                                                      48,288,314

Net asset value per share                                                   $23.54

INSTITUTIONAL CLASS, $0.01 PAR VALUE

Net assets                                                             $10,353,193

Shares outstanding                                                         439,576

Net asset value per share                                                   $23.55

A CLASS, $0.01 PAR VALUE

Net assets                                                              $8,505,547

Shares outstanding                                                         362,608

Net asset value per share                                                   $23.46

Maximum offering price (net asset value divided by 0.9425)                  $24.89

B CLASS, $0.01 PAR VALUE

Net assets                                                                $123,547

Shares outstanding                                                           5,261

Net asset value per share                                                   $23.48

C CLASS, $0.01 PAR VALUE

Net assets                                                                $151,041

Shares outstanding                                                           6,432

Net asset value per share                                                   $23.48

R CLASS, $0.01 PAR VALUE

Net assets                                                                 $27,214

Shares outstanding                                                           1,157

Net asset value per share                                                   $23.52

See Notes to Financial Statements.

------
12

STATEMENT OF OPERATIONS

YEAR ENDED JUNE 30, 2008
INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $353,551)                  $ 4,388,878

Interest                                                                   257,358

Securities lending, net                                                  1,018,624
                                                                      ------------
                                                                         5,664,860
                                                                      ------------

EXPENSES:

Management fees                                                          7,507,535

Distribution fees:

 A Class                                                                     2,241

 B Class                                                                       441

 C Class                                                                       588

Service fees:

 A Class                                                                     2,241

 B Class                                                                       147

 C Class                                                                       196

Distribution and service fees:

 A Class                                                                    15,103

 R Class                                                                       101

Directors' fees and expenses                                                33,976

Other expenses                                                              47,114
                                                                      ------------
                                                                         7,609,683
                                                                      ------------

NET INVESTMENT INCOME (LOSS)                                           (1,944,823)
                                                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                                                106,284,056

Foreign currency transactions                                           18,825,910
                                                                      ------------
                                                                       125,109,966
                                                                      ------------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

Investments                                                            148,109,201

Translation of assets and liabilities in foreign currencies              (659,544)
                                                                      ------------
                                                                       147,449,657
                                                                      ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                272,559,623
                                                                      ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $270,614,800
                                                                      ============

See Notes to Financial Statements.

------
13

STATEMENT OF CHANGES IN NET ASSETS

YEAR ENDED JUNE 30, 2008, SIX MONTHS ENDED JUNE 30, 2007 AND YEAR ENDED DECEMBER
31, 2006
Increase (Decrease) in Net                              June 30,      December 31,
Assets                             June 30, 2008         2007(1)              2006

OPERATIONS

Net investment income (loss)       $ (1,944,823)     $ (622,464)       $ (323,694)

Net realized gain (loss)             125,109,966      23,474,368        90,722,864

Change in net unrealized
appreciation (depreciation)          147,449,657    (89,275,652)       119,712,472
                                  --------------   -------------    --------------
Net increase (decrease) in net
assets resulting from
operations                           270,614,800    (66,423,748)       210,111,642
                                  --------------   -------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

 Investor Class                      (5,413,403)     (6,266,327)       (2,553,798)

 Institutional Class                    (47,976)              --                --

 A Class                                (23,023)        (28,964)           (2,067)

 R Class                                    (59)              --                --
                                  --------------   -------------    --------------
Decrease in net assets from
distributions                        (5,484,461)     (6,295,291)       (2,555,865)
                                  --------------   -------------    --------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net
assets from capital share
transactions                        (64,097,295)    (50,162,754)        88,912,846
                                  --------------   -------------    --------------

NET INCREASE (DECREASE) IN NET
ASSETS                               201,033,044   (122,881,793)       296,468,623

NET ASSETS

Beginning of period                  954,868,975   1,077,750,768       781,282,145
                                  --------------   -------------    --------------
End of period                     $1,155,902,019   $ 954,868,975    $1,077,750,768
                                  ==============   =============    ==============

Accumulated net investment loss    $(16,245,403)   $(13,321,486)      $(6,326,780)
                                 ==============   =============   ==============

(1) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

See Notes to Financial Statements.

------
14

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2008

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Quantitative Equity Funds, Inc. (the
corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. Global Gold Fund (the fund)
is one fund in a series issued by the corporation. The fund is nondiversified under the 1940 Act. The fund's investment objective is to seek to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world. The fund invests primarily in equity securities. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class, the
Institutional Class, the A Class (formerly Advisor Class), the B Class, the C
Class and the R Class. The A Class may incur an initial sales charge. The A
Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets. Sale of the Institutional Class, B
Class, C Class and R Class commenced on September 28, 2007.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the
Statement of Operations. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

------
15

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2004. At this time, management has not identified any uncertain tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid twice per year.

REDEMPTION -- The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

------
16

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

On July 27, 2007, the A Class (formerly Advisor Class) shareholders of the fund approved a change to the class's fee structure. The change was approved by the Board of Directors on December 8, 2006. Effective September 4, 2007,
the fee structure change resulted in an increase of 0.25% in the unified management fee and a simultaneous decrease of 0.25% in the total distribution and service fee, resulting in no change to the total operating expense ratio of the class.

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200%
and the rates for the Complex Fee (Investor Class, A Class, B Class, C Class
and R Class) range from 0.2500% to 0.3100%. The Institutional Class is 0.2000%
less at each point within the Complex Fee range. Prior to September 4, 2007, the A Class was 0.2500% less at each point within the Complex Fee range. The effective annual management fee for each class of the fund for the year ended
June 30, 2008 was 0.67% for the Investor Class, B Class, C Class and R Class,
0.47% for the Institutional Class and 0.64% for the A Class.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the A
Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule
12b-1 of the 1940 Act. The plans provide that the A Class will pay American
Century Investment Services, Inc. (ACIS) an annual distribution and service fee equal to 0.25%. The plans provide that the B Class and the C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%.
The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. Prior to September 4, 2007, the Board of Directors had
adopted a Master Distribution and Shareholder Services Plan for the A Class,
pursuant to Rule 12b-1 of the 1940 Act, in which the A Class paid ACIS an annual distribution fee of 0.25% and service fee of 0.25%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plan during the year ended June 30, 2008, are detailed in the Statement of
Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is
a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a securities lending agreement with JPMorgan
Chase Bank (JPMCB). Prior to December 12, 2007, the fund had a bank line of credit agreement with JPMCB. JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2008, were $188,445,588 and
$278,608,082, respectively.

------
17

4. CAPITAL SHARE TRANSACTIONS

The corporation is authorized to issue 3,000,000,000 shares. Transactions in shares of the fund were as follows:

                                                          Six months ended June 30,
                       Year ended June 30, 2008(1)                          2007(2)      Year ended December 31, 2006
                         Shares             Amount        Shares             Amount         Shares             Amount
INVESTOR CLASS/
SHARES
AUTHORIZED          200,000,000                      250,000,000                       250,000,000
                   ============                      ===========                      ============
Sold                 11,349,106      $ 255,520,413     4,633,117       $ 88,247,109     22,783,536      $ 420,978,167

Issued in
reinvestment of
distributions           225,152          5,061,420       322,196          5,857,529        154,421          2,402,785

Redeemed           (15,276,931)   (337,063,432)(3)   (7,546,809)   (143,883,702)(4)   (18,411,596)   (334,239,016)(5)
                   ------------   ----------------   -----------   ----------------   ------------   ----------------
                    (3,702,673)       (76,481,599)   (2,591,496)       (49,779,064)      4,526,361         89,141,936
                   ------------   ----------------   -----------   ----------------   ------------   ----------------

INSTITUTIONAL
CLASS/ SHARES
AUTHORIZED           10,000,000                              N/A                               N/A
                   ============                      ===========                      ============
Sold                    524,672         12,298,269

Issued in
reinvestment of
distributions             2,135             47,976

Redeemed               (87,231)     (1,971,960)(6)
                   ------------   ----------------   -----------   ----------------   ------------   ----------------
                        439,576         10,374,285
                   ------------   ----------------   -----------   ----------------   ------------   ----------------

A CLASS/SHARES
AUTHORIZED           20,000,000                       10,000,000                        10,000,000
                   ============                      ===========                      ============
Sold                    353,877          8,181,335        92,840          1,747,886        341,232          6,345,711

Issued in
reinvestment of
distributions               928             20,809         1,555             28,203            127              1,968

Redeemed              (290,948)     (6,489,958)(7)     (112,466)     (2,159,779)(8)      (367,976)     (6,576,769)(9)
                   ------------   ----------------   -----------   ----------------   ------------   ----------------
                         63,857          1,712,186      (18,071)          (383,690)       (26,617)          (229,090)
                   ------------   ----------------   -----------   ----------------   ------------   ----------------

B CLASS/SHARES
AUTHORIZED           10,000,000                              N/A                               N/A
                   ============   ----------------   ===========   ----------------   ============   ----------------
Sold                      5,261            117,732
                   ------------   ----------------   -----------   ----------------   ------------   ----------------

C CLASS/SHARES
AUTHORIZED           10,000,000                              N/A                               N/A
                   ============                      ===========                      ============
Sold                      9,157            219,137

Redeemed                (2,725)           (64,116)
                   ------------   ----------------   -----------   ----------------   ------------   ----------------
                          6,432            155,021
                   ------------   ----------------   -----------   ----------------   ------------   ----------------

R CLASS/SHARES
AUTHORIZED           10,000,000                              N/A                               N/A
                   ============                      ===========                      ============
Sold                      1,154             25,021

Issued in
reinvestment of
distributions                 3                 59
                   ------------   ----------------   -----------   ----------------   ------------   ----------------
                          1,157             25,080
                   ------------   ----------------   -----------   ----------------   ------------   ----------------
Net increase
(decrease)          (3,186,390)     $ (64,097,295)   (2,609,567)     $ (50,162,754)      4,499,744       $ 88,912,846
                   ============   ================   ===========   ================   ============   ================

(1) September 28, 2007 (commencement of sale) through June 30, 2008 for the
Institutional Class, B Class, C Class and R Class.

(2) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(3) Net of redemption fees of $285,459.

(4) Net of redemption fees of $65,523.

(5) Net of redemption fees of $432,136.

(6) Net of redemption fees of $3,180.

(7) Net of redemption fees of $2,200.

(8) Net of redemption fees of $3,064.

(9) Net of redemption fees of $13,424.

------
18

5. SECURITIES LENDING

As of June 30, 2008, securities in the fund valued at $106,837,611 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total market value of all collateral received, at this date, was $111,313,343. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

6. BANK LINE OF CREDIT

Effective December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, has a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the
Federal Funds rate plus 0.40%. The fund did not borrow from either line during the year ended June 30, 2008.

7. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.
Investing in emerging markets may accentuate these risks.

The fund concentrates its investments in a narrow segment of the total market.
Because of this, the fund may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries.

8. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended June 30, 2008, six months ended June 30, 2007 and year ended December 31, 2006 were as follows:

                             June 30, 2008   June 30, 2007(1)   December 31, 2006
DISTRIBUTIONS PAID FROM
Ordinary income                $5,484,461       $6,295,291          $2,555,865
Long-term capital gains            --               --                  --

(1) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

------
19

As of June 30, 2008, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

Federal tax cost of investments                                       $687,375,933
                                                                      ============
Gross tax appreciation of investments                                 $648,163,050

Gross tax depreciation of investments                                 (82,107,372)
                                                                      ------------
Net tax appreciation (depreciation) of investments                    $566,055,678
                                                                      ============
Net tax appreciation (depreciation) on derivatives and translation
of assets and liabilities in foreign currencies                               $648
                                                                      ------------
Net tax appreciation (depreciation)                                   $566,056,326
                                                                      ============
Undistributed ordinary income                                              $54,707

Accumulated long-term gains                                            $89,486,116

Currency loss deferral                                                $(3,444,588)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

The currency loss deferral listed above represent net foreign currency losses incurred in the eight-month period ended June 30, 2008. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

9. RECENTLY ISSUED ACCOUNTING STANDARDS

The Financial Accounting Standards Board (FASB) issued Statement of Financial
Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), in
September 2006, which is effective for fiscal years beginning after November
15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of FAS 157 does not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

10. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2008.

For corporate taxpayers, the fund hereby designates $1,083,416, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2008 as qualified for the corporate dividends received deduction.

As of June 30, 2008, the fund hereby designates $353,551 as a foreign tax credit, which represents taxes paid on income derived from sources within foreign countries or possessions of the United States.

------
20

FINANCIAL HIGHLIGHTS
Global Gold

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
                         2008      2007(1)         2006       2005       2004       2003
PER-SHARE DATA

Net Asset
Value,
Beginning of
Period                 $18.26       $19.63       $15.50     $12.00     $13.17      $9.14
                       ------       ------       ------     ------     ------     ------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)             (0.04)       (0.01)       (0.01)       0.01      --(3)       0.02

 Net Realized
 and
 Unrealized
 Gain (Loss)             5.42       (1.24)         4.18       3.49     (1.09)       4.21
                       ------       ------       ------     ------     ------     ------
 Total From
 Investment
 Operations              5.38       (1.25)         4.17       3.50     (1.09)       4.23
                       ------       ------       ------     ------     ------     ------
Distributions

 From Net
 Investment
 Income                (0.11)       (0.12)       (0.05)         --     (0.08)     (0.21)
                       ------       ------       ------     ------     ------     ------
Redemption
Fees(2)                  0.01        --(3)         0.01      --(3)      --(3)       0.01
                       ------       ------       ------     ------     ------     ------

Net Asset
Value, End of
Period                 $23.54       $18.26       $19.63     $15.50     $12.00     $13.17
                       ======       ======       ======     ======     ======     ======

TOTAL RETURN(4)        29.61%      (6.36)%       27.03%     29.17%    (8.17)%     46.70%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets                  0.68%     0.67%(5)        0.67%      0.67%      0.68%      0.69%

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets                (0.17)%   (0.12)%(5)      (0.03)%      0.11%    (0.03)%      0.22%

Portfolio
Turnover Rate             17%           3%          18%         5%        14%        22%

Net Assets, End
of Period (in
thousands)         $1,136,741     $949,426   $1,071,545   $775,971   $693,197   $736,363

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund's fiscal year end was
December 31.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
21

Global Gold

Institutional Class
For a Share Outstanding Throughout the Period Indicated
                                                                   2008(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                                $21.67
                                                                    ------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                      0.01

 Net Realized and Unrealized Gain (Loss)                              1.99
                                                                    ------
 Total From Investment Operations                                     2.00
                                                                    ------
Distributions

 From Net Investment Income                                         (0.13)
                                                                    ------
Redemption Fees(2)                                                    0.01
                                                                    ------
Net Asset Value, End of Period                                      $23.55
                                                                    ======

TOTAL RETURN(3)                                                      9.37%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                 0.48%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets       0.05%(4)

Portfolio Turnover Rate                                             17%(5)

Net Assets, End of Period (in thousands)                           $10,353

(1) September 28, 2007 (commencement of sale) through June 30, 2008.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended June 30, 2008.

See Notes to Financial Statements.

------
22

Global Gold

A Class(1)
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
                          2008      2007(2)      2006      2005     2004      2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period     $18.22       $19.59    $15.46    $12.00   $13.19     $9.14
                        ------       ------    ------    ------   ------    ------
Income From
Investment
Operations

 Net Investment
 Income
 (Loss)(3)              (0.09)       (0.04)    (0.05)    (0.02)   (0.03)     --(4)

 Net Realized
 and Unrealized
 Gain (Loss)              5.40       (1.23)      4.18      3.48   (1.09)      4.22
                        ------       ------    ------    ------   ------    ------
 Total From
 Investment
 Operations               5.31       (1.27)      4.13      3.46   (1.12)      4.22
                        ------       ------    ------    ------   ------    ------
Distributions

 From Net
 Investment
 Income                 (0.08)       (0.10)    (0.01)        --   (0.07)    (0.18)
                        ------       ------    ------    ------   ------    ------
Redemption Fees(3)        0.01        --(4)      0.01     --(4)    --(4)      0.01
                        ------       ------    ------    ------   ------    ------
Net Asset Value,
End of Period           $23.46       $18.22    $19.59    $15.46   $12.00    $13.19
                        ======       ======    ======    ======   ======    ======

TOTAL RETURN(5)         29.28%      (6.48)%    26.77%    28.94%  (8.49)%    46.37%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets               0.93%     0.92%(6)     0.92%     0.92%    0.93%     0.94%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets             (0.42)%   (0.37)%(6)   (0.28)%   (0.14)%  (0.28)%   (0.02)%

Portfolio Turnover
Rate                       17%           3%       18%        5%      14%       22%

Net Assets, End of
Period (in
thousands)              $8,506       $5,442    $6,206    $5,311   $4,740    $3,205

(1) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class.

(2) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund's fiscal year end was
December 31.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------
23

Global Gold

B Class
For a Share Outstanding Throughout the Period Indicated
                                                                     2008(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                                  $21.67
                                                                      ------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                      (0.20)

 Net Realized and Unrealized Gain (Loss)                                2.00
                                                                      ------
 Total From Investment Operations                                       1.80
                                                                      ------
Redemption Fees(2)                                                      0.01
                                                                      ------
Net Asset Value, End of Period                                        $23.48
                                                                      ======

TOTAL RETURN(3)                                                        8.40%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                   1.68%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets       (1.16)%(4)

Portfolio Turnover Rate                                               17%(5)

Net Assets, End of Period (in thousands)                                $124

(1) September 28, 2007 (commencement of sale) through June 30, 2008.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value on the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended June 30, 2008.

See Notes to Financial Statements.

------
24

Global Gold

C Class
For a Share Outstanding Throughout the Period Indicated
                                                                     2008(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                                  $21.67
                                                                      ------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                      (0.20)

 Net Realized and Unrealized Gain (Loss)                                2.00
                                                                      ------
 Total From Investment Operations                                       1.80
                                                                      ------
Redemption Fees(2)                                                      0.01
                                                                      ------
Net Asset Value, End of Period                                        $23.48
                                                                      ======

TOTAL RETURN(3)                                                        8.40%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                   1.68%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets       (1.17)%(4)

Portfolio Turnover Rate                                               17%(5)

Net Assets, End of Period (in thousands)                                $151

(1) September 28, 2007 (commencement of sale) through June 30, 2008.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value on the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended June 30, 2008.

See Notes to Financial Statements.

------
25

Global Gold

R Class
For a Share Outstanding Throughout the Period Indicated
                                                                     2008(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                                  $21.67
                                                                      ------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                      (0.12)

 Net Realized and Unrealized Gain (Loss)                                2.01
                                                                      ------
 Total From Investment Operations                                       1.89
                                                                      ------
Distributions

 From Net Investment Income                                           (0.05)
                                                                      ------
Redemption Fees(2)                                                      0.01
                                                                      ------
Net Asset Value, End of Period                                        $23.52
                                                                      ======

TOTAL RETURN(3)                                                        8.83%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                   1.18%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets       (0.71)%(4)

Portfolio Turnover Rate                                               17%(5)

Net Assets, End of Period (in thousands)                                 $27

(1) September 28, 2007 (commencement of sale) through June 30, 2008.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended June 30, 2008.

See Notes to Financial Statements.

------
26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Directors of the American Century Quantitative Equity Funds, Inc. and
Shareholders of the Global Gold Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Global Gold
Fund (one of the ten funds comprising the American Century Quantitative Equity
Funds, Inc., hereafter referred to as the "Fund") at June 30, 2008, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting
Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 19, 2008

------
27

MANAGEMENT

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent directors is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors. Those listed as interested directors are
"interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC)
or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Investment Management, Inc. (ACIM or the
advisor); the fund's principal underwriter, American Century Investment
Services, Inc. (ACIS); and the fund's transfer agent, American Century
Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The directors serve in this capacity for eight registered investment companies in the American
Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment Management,
Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTOR

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 111
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

INDEPENDENT DIRECTORS

JOHN FREIDENRICH, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director (since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member and Manager, Regis
Management Company, LLC (money management firm) (April 2004 to present);
Partner and Founder, Bay Partners (venture capital firm) (1976 to 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------
28

RONALD J. GILSON, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of
Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

FREDERICK L.A. GRAUER, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Director (since 2008)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Advisor, Barclays Global
Investors (asset manager) (2003 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

PETER F. PERVERE, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Intraware, Inc.

MYRON S. SCHOLES, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1941
POSITION(S) HELD WITH FUND: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Platinum Grove Asset
Management, L.P. (asset manager), and a Partner, Oak Hill Capital Management
(asset manager) (1999 to present); Frank E. Buck Professor of
Finance-Emeritus, Stanford Graduate School of Business (1996 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Chicago Mercantile Exchange
(2000 to present)

JOHN B. SHOVEN, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Director (since 2002)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Professor of Economics, Stanford
University (1973 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Cadence Design Systems (1992
to present)

JEANNE D. WOHLERS, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1984)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------
29

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as:
Director, ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present); and Controller, various American Century Investments funds
(1997 to September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

------
30

APPROVAL OF MANAGEMENT AGREEMENT
Global Gold

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century Investments, this process is referred to as the
"15(c) Process." The board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the board, the nature and quality of significant services provided by the advisor, the investment performance of the funds, shareholder services, audit and compliance functions and a variety of other matters relating to fund operations. Each year, it also holds a special meeting in connection with determining whether to renew the contracts for advisory services, to review fund performance, shareholder services, adviser profitability, audit and compliance matters, and other fund operational matters.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the "15(c) Providers") concerning Global Gold (the "fund")
and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund;

* reports on the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* information about the compliance policies, procedures, and regulatory experience of the advisor;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the Directors at a special meeting and at a regularly scheduled quarterly meeting reviewed and discussed the information provided by the advisor throughout the year and to negotiate with the advisor the renewal of the management agreement, including the setting of the applicable advisory fee. The board had the benefit of the advice of its independent counsel throughout the period.

------
31

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, an independent data provider, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal-services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business.

------
32

At each quarterly meeting and at the special meeting to consider renewal of the advisory contract, the Directors, directly and through its Portfolio
Committee, reviews investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security and sector selection) and any efforts being undertaken to improve performance. The fund's performance for both the one-
and three-year periods was above its benchmark.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors, directly and through the various Committees of the Board, review reports and evaluations of such services at their regular quarterly meetings and at its special meeting to consider renewal of the Advisory Contract, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically.
They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, and the expenses incurred by the advisor in providing various functions to the fund. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund complex and the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the fund reflect the complexity of assessing economies of scale.

------
33

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group. The unified fee charged to shareholders of the fund was the lowest of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The
Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the Directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor and others concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

------
34

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments' website at americancentury.com and on the
Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the
"About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

------
35

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The FTSE® GOLD MINES INDEX(1) is designed to reflect the performance of the worldwide market in shares of companies whose principal activity is the mining of gold.

The FUND BENCHMARK was the Benham North American Gold Equities Index from inception through February 1996. From March 1996 through December 1997, the benchmark was the FTSE Gold Mines Index. Since January 1998, the benchmark has been a proprietary index developed and monitored by American Century
Investments that is intended to reflect the entire gold market. The Global
Gold fund custom benchmark is approximately two-thirds North American, 20%
African, and 10% Australian gold company stocks.

The LIPPER GOLD FUND INDEX tracks total return performance of the largest funds within the Lipper Gold Fund category. These funds invest primarily in shares of gold mines, gold-oriented mining finance houses, gold coins, or gold bullion.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX is a market-
capitalization-weighted index designed to measure global developed-market equity performance.

The ROGERS INTERNATIONAL COMMODITIES INDEX (RICI) was developed by Jim Rogers in 1998. It represents the value of a basket of 35 commodities used in the global economy, including agricultural and energy products, metals, and minerals.

(1) The FTSE Gold Mines Index is calculated by FTSE International Limited in conjunction with the Institute of Actuaries. The FTSE Gold Mines Index is a
trademark of the London Stock Exchange Limited and the Financial Times Ltd.
and is used by FTSE International Limited under license. FTSE International
Limited does not sponsor, endorse, or promote the fund.

------
36

[blank page]

[back cover]

[american century investments logo and text logo ®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE. . . . . . . . . . . . . . . . .         1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE. . . . . . . . . . . . . .         1-800-345-2021
                                                                   or 816-531-5575

INVESTORS USING ADVISORS. . . . . . . . . . . . . . . . . .         1-800-378-9878

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS .
.. . . . . . . . . . . . . . . . . . . . . . . . . .                 1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES. . . . . . . .         1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF. . . . . . . . . . .         1-800-634-4113

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0808
CL-ANN-61135N

[front cover]

ANNUAL REPORT
JUNE 30, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY INVESTMENTS

UTILITIES FUND

PRESIDENT'S LETTER

JONATHAN THOMAS

[photo of Jonathan Thomas]

Dear Investor,

At American Century Investments®, we are committed to helping you reach your financial goals. Your success is the ultimate measure of our performance.
That's why we focus on achieving superior investment results and building long-term relationships with investors like you.

Part of that relationship is to clearly communicate investment results and what influenced them. To help you monitor your investment with us, we take pride in providing you with the annual report for the American Century®
Utilities Fund for the 12 months ended June 30, 2008. We also recommend
americancentury.com, where we provide company news, quarterly portfolio commentaries, investment views, and other useful information.

As noted on the website, 2008 marks the 50th anniversary of American Century
Investments. Since 1958, we've worked to make wise decisions with your interests as our guide. Fifty years also means that we've met the challenges of previous economic downturns. As we've crossed those hurdles and earned your trust, our assets under management have grown to nearly $100 billion, putting us in the top 5% of our industry. This growth has given us the resources to offer a wide array of financial products and services, including a well-diversified lineup of portfolios that provides you with many choices in these uncertain times.

Though our offerings are diverse, they share several key qualities, including our disciplined investment approach and active, team-based management. Strict adherence to our processes and long-term strategies allows us to stay focused during volatile periods. Investors in our portfolios also benefit from the sum of our investment teams' expertise as they share research and information.

We'll continue to work hard to earn your trust. Thank you for your continued
support.

Sincerely,

/s/Jonathan S. Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

     Market Perspective . . . . . . . . . . . . . . . . . . . . . . . . .      2
        U.S. Stock Index Returns . . . . .. . . . . . . . . . . . . . . .      2

UTILITIES

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments'
knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By John Schniedwind, Chief Investment Officer, Quantitative Equity

STOCKS STUMBLED AMID WEAK ECONOMY AND TURBULENT CREDIT MARKETS

The broad U.S. equity indexes suffered double-digit declines for the 12 months ended June 30, 2008, in an environment of exceptionally high market volatility. One of the main factors contributing to the stock market chaos was a meltdown in the subprime mortgage market, which led to a persistent liquidity crunch in the credit markets. The fallout included hundreds of billions of dollars in mortgage- and credit-related losses, hobbling the financial sector.

The credit turmoil had a negative impact on the U.S. economy, which teetered on the brink of recession amid a deteriorating housing market, rising unemployment, and weaker consumer spending. The Federal Reserve (the Fed)
attempted to provide some stability to the economy and financial system by cutting short-term interest rates aggressively and injecting liquidity into the credit markets. However, the Fed's game plan was complicated by surging energy and food prices, which led to the highest inflation rate in 17 years.

Other than noteworthy rallies in September/October 2007 and April/May 2008, the stock market sustained its downward trajectory throughout the 12-month period. Losses were most severe in the first half of 2008, when the broad stock indexes suffered both their worst quarterly performance and worst monthly return in nearly six years.

MID-CAP AND GROWTH HELD UP BEST

Mid-cap issues generated the best returns for the 12-month period, while small-cap shares experienced the biggest declines (see the accompanying table). Growth-oriented stocks comfortably outperformed value shares across all market capitalizations.

Energy stocks were by far the top performers, gaining more than 25% as the price of oil soared to a record high of $140 a barrel. Materials and utilities stocks also delivered solid gains, benefiting from rising commodity prices.
The financials sector sustained the largest losses, plunging by more than 40%
as credit-related losses piled up. Consumer discretionary stocks also fell sharply during the period, reflecting the weak economy.

U.S. Stock Index Returns
For the 12 months ended June 30, 2008

RUSSELL 1000 INDEX (LARGE-CAP)                    -12.36%
Russell 1000 Growth Index                          -5.96%
Russell 1000 Value Index                          -18.78%

RUSSELL MIDCAP INDEX                              -11.19%
Russell Midcap Growth Index                        -6.42%
Russell Midcap Value Index                        -17.09%

RUSSELL 2000 INDEX (SMALL-CAP)                    -16.19%
Russell 2000 Growth Index                         -10.83%
Russell 2000 Value Index                          -21.63%

------
2

PERFORMANCE
Utilities

Total Returns as of June 30, 2008
                                     Average Annual Returns
                                                        Since     Inception
                        1 year   5 years   10 years   Inception      Date

INVESTOR CLASS          -1.26%    16.29%     6.55%      9.08%       3/1/93

RUSSELL 3000
UTILITIES INDEX(1)      -9.69%    11.36%     2.56%     6.64%(3)       --

FUND BENCHMARK(2)       -4.35%    15.58%     6.11%     9.09%(3)       --

S&P 500 INDEX(4)        -13.12%   7.58%      2.88%     9.19%(3)       --

(1) The fund's benchmark changed from the custom fund benchmark to the Russell
3000 Utilities Index. The fund's investment advisor believes this index better represents the fund's portfolio composition.

(2) See Index Definitions pages.

(3) Since 2/28/93, the date nearest the Investor Class's inception for which data are available.

(4) Data provided by Lipper Inc. - A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries.
International investing involves special risks, such as political instability and currency fluctuations.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
3

Utilities

Growth of $10,000 Over 10 Years

$10,000 investment made June 30, 1998

One-Year Returns Over 10 Years
Periods ended June 30
               1999      2000       2001       2002     2003     2004      2005      2006       2007      2008
Investor
Class         25.42%     3.06%     -4.69%     -31.41%   4.93%   12.99%    33.06%     8.84%     31.72%    -1.26%

Russell
3000
Utilities
Index         41.38%    -10.28%    -16.89%    -31.12%   3.60%    7.75%    23.22%     9.72%     30.15%    -9.69%

Fund
benchmark     31.19%     0.83%     -2.10%     -35.66%   5.34%   15.34%    29.00%    10.59%     31.03%    -4.35%

S&P 500
Index         22.76%     7.25%     -14.83%    -17.99%   0.25%   19.11%     6.32%     8.63%     20.59%    -13.12%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries.
International investing involves special risks, such as political instability and currency fluctuations.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
4

PORTFOLIO COMMENTARY
Utilities

Portfolio Managers: John Schniedwind and Joe Sterling

PERFORMANCE SUMMARY

The Utilities Fund returned -1.26% for the 12 months ended June 30, 2008, outperforming the -4.35% return of its custom fund benchmark (defined on page
31). The S&P 500 Index, a broad market measure, returned -13.12%.

The portfolio derived the vast majority of outperformance relative to the custom fund benchmark from effective stock selection and an underweight position in the telecom sector, particularly within the wireless telecom group. Those gains more than compensated for poor stock selection in the energy sector.

We allocated a portion of the portfolio's assets to holdings of companies outside of the United States. This allocation benefited portfolio returns, as our international holdings generated higher returns than our domestic stocks, particularly in dollar terms as the U.S. dollar declined.

TELECOMMUNICATION SERVICES LED RELATIVE GAINS

Although the portfolio's telecom holdings detracted from absolute returns, they represented the largest contribution to performance relative to its benchmark. Within the wireless telecom group in particular, we maintained an underweight position while holding overweight stakes in select strong performers.

Within the wireless group, the portfolio avoided companies that provide cellular service in burgeoning international markets, which have enjoyed robust growth in previous reporting periods. During the reporting period, these companies collectively declined in the benchmark. On the other hand, overweight holding China Mobile, which has contributed positively to performance in previous reporting periods, continued to deliver gains for the portfolio as the mobile service provider's share price gained 26% for the reporting period.

Similarly, effective stock selection within the diversified telecom group provided relative gains. In particular, an overweight stake in Spanish telephone company Telefonica S.A. yielded excess returns compared with the benchmark as the company benefited from increased demand for telecommunications infrastructure in Spain and Portugal. Meanwhile, the portfolio successfully sidestepped the benchmark's laggards in this industry group.

Utilities Market Returns
For the 12 months ended June 30, 2008

BROAD U.S. STOCK MARKET
S&P 500 Index                                            -13.12%
Nasdaq Composite Index                                   -11.18%

BROAD UTILITIES MARKET
Lipper Utility Fund Index                                 1.15%
Russell 1000 Utilities Index                             -9.67%

PRIMARY UTILITIES INDUSTRIES IN FUND BENCHMARK
Diversified Telecommunication Services                    15.1%
Gas Utilities                                             6.6%
Electric Utilities                                        30.6%
Wireless Telecommunication Services                       13.5%
Multi-Utilities                                           21.8%

Top Ten Holdings as of June 30, 2008
                                            % of net       % of net
                                          assets as of   assets as of
                                             6/30/08       12/31/07
Sempra Energy                                 4.8%           4.7%
AT&T Inc.                                     4.5%           4.9%
Exelon Corp.                                  4.0%           2.8%
Edison International                          3.7%           3.3%
Verizon Communications Inc.                   3.5%           4.3%
Public Service Enterprise Group Inc.          3.5%           3.1%
PPL Corp.                                     3.0%           2.4%
Constellation Energy Group Inc.               3.0%           4.6%
ONEOK, Inc.                                   3.0%           2.4%
FirstEnergy Corp.                             2.8%           2.3%

------
5

Utilities

UTILITIES DELIVERED MIXED RESULTS

Within the traditional utilities group, an overweight allocation to gas utilities benefited relative performance. Notably, overweight holding Energen aided performance as the natural gas and oil producer benefited from continued
escalating prices for oil and natural gas.

The portfolio avoided the water utilities group altogether. This helped relative performance, as water utilities were the weakest-performing utilities group, declining 18% in the benchmark.

Because electric utilities were the strongest contributor to benchmark returns within the traditional utilities group, the portfolio's underweight allocation to the group hindered relative performance. Poor stock selection within the industry also weighed on returns, as the portfolio did not hold several companies that delivered sound gains for the benchmark.

ENERGY DETRACTED

The energy sector led benchmark returns during the reporting period as oil prices continued to climb. The portfolio's overweight allocation to energy stocks relative to the benchmark contributed positively to relative performance. However, poor stock selection within the group resulted in much lower energy sector performance in the portfolio than in the benchmark, detracting from the portfolio's relative performance.

OUTLOOK

The fund's benchmark changed from the custom fund benchmark to the Russell
3000 Utilities Index and will be used as a comparison to the fund moving forward. We believe this index better represents the fund's portfolio composition.

The portfolio's underweight position in electric utilities relative to the benchmark reflects our belief that valuations in this area have been stretched. The team also continues to avoid water utilities. The portfolio has maintained overweight positions in independent power producers, multi-utilities, and gas utilities, as our quantitative process has identified opportunities in these areas.

Industry Breakdown as of June 30, 2008
                                                    % of net       % of net
                                                  assets as of   assets as of
                                                     6/30/08       12/31/07
Electric Utilities                                    27.5%          23.1%
Multi-Utilities                                       25.5%          24.5%
Gas Utilities                                         16.3%          10.2%
Integrated Telecommunication Services                 15.1%          18.4%
Independent Power Producers & Energy Traders          6.3%           11.6%
Communications Equipment                              2.9%           1.9%
Other Industries                                      5.8%           9.6%
Cash and Equivalents(1)                               0.6%           0.7%

(1) Includes temporary cash investments, securities lending collateral and other assets and liabilities.

Types of Investments in Portfolio
                                       % of net       % of net
                                     assets as of   assets as of
                                        6/30/08       12/31/07
Domestic Common Stocks                   87.0%          82.9%
Foreign Common Stocks(2)                 12.4%          16.4%

TOTAL COMMON STOCKS                      99.4%          99.3%

Temporary Cash Investments               0.4%           0.9%
Other Assets and Liabilities(3)          0.2%          (0.2)%

(2) Includes depositary shares, dual listed securities and foreign ordinary shares.

(3) Includes securities lending collateral and other assets and liabilities.

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2008 to June 30, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than
$10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century
Investments Brokerage accounts) registered under your Social Security number.
PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs
(including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and
certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

------
7

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                   Beginning         Ending       Expenses Paid
                 Account Value   Account Value    During Period*     Annualized
                     1/1/08         6/30/08      1/1/08 - 6/30/08  Expense Ratio*

Actual               $1,000         $936.30           $3.27             0.68%

Hypothetical         $1,000        $1,021.48          $3.42             0.68%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
8

SCHEDULE OF INVESTMENTS
Utilities

JUNE 30, 2008

Shares                                                            Value

Common Stocks -- 99.4%

BROADCASTING & CABLE TV -- 0.5%
    96,300  Comcast Corp. Cl A                               $1,826,813
                                                           ------------
COMMUNICATIONS EQUIPMENT -- 2.9%
   144,800  Nokia Oyj ADR                                     3,547,600
    75,600  QUALCOMM Inc.                                     3,354,372
   289,700  Sierra Wireless, Inc.(1)(2)                       4,229,620
                                                           ------------
                                                             11,131,592
                                                           ------------
DIVERSIFIED METALS & MINING -- 1.1%
   264,700  Macarthur Coal Ltd. ORD(2)                        4,280,841
                                                           ------------
ELECTRIC UTILITIES -- 27.5%
   184,040  American Electric Power                           7,403,929
   324,004  Duke Energy Corp.                                 5,631,190
   276,000  Edison International                             14,180,880
     3,300  EDP - Energias de Portugal, SA ADR                  172,357
   637,700  EDP - Energias de Portugal, SA ORD                3,329,723
    66,300  Entergy Corp.                                     7,987,824
   171,200  Exelon Corp.                                     15,401,151
   130,800  FirstEnergy Corp.                                10,768,764
   151,900  FPL Group, Inc.                                   9,961,602
     1,410  Iberdrola SA ADR                                     75,621
   351,488  Iberdrola SA ORD                                  4,711,381
   190,000  Portland General Electric Co.                     4,278,800
   224,700  PPL Corp.                                        11,745,069
   202,000  Southern Co.                                      7,053,840
   165,200  Westar Energy Inc.                                3,553,452
                                                           ------------
                                                            106,255,583
                                                           ------------
GAS UTILITIES -- 16.3%
   160,300  AGL Resources Inc.                                5,543,174
   133,200  Energen Corp.                                    10,393,596
    49,600  Laclede Group, Inc. (The)                         2,002,352
   133,700  National Fuel Gas Co.                             7,952,476
   146,300  Nicor Inc.                                        6,230,917
   105,800  Northwest Natural Gas Co.                         4,894,308
   234,100  ONEOK, Inc.                                      11,431,103
   113,400  Questar Corp.                                     8,055,936
   231,100  UGI Corp.                                         6,634,881
                                                           ------------
                                                             63,138,743
                                                           ------------
INDEPENDENT POWER PRODUCERS &
ENERGY TRADERS -- 6.3%
   142,500  Constellation Energy Group Inc.                  11,699,250
    72,500  Mirant Corp.(1)(2)                                2,838,375
   228,100  NRG Energy Inc.(1)                                9,785,490
                                                           ------------
                                                             24,323,115
                                                           ------------

Shares                                                            Value

INTEGRATED TELECOMMUNICATION SERVICES -- 15.1%
   511,316  AT&T Inc.                                      $ 17,226,235
    45,100  Brasil Telecom Participacoes SA ADR(2)            3,308,987
    60,367  Embarq Corp.                                      2,853,548
   215,100  Koninklijke KPN N.V. ORD                          3,692,964
   726,100  Qwest Communications International Inc.(2)        2,853,573
    40,700  Telefonica SA ADR(2)                              3,238,906
   198,000  Telefonos de Mexico, SAB de CV ADR(2)             4,688,640
   198,000  Telmex Internacional, SAB de CV ADR(1)(2)         3,187,800
   384,699  Verizon Communications Inc.                      13,618,345
   301,400  Windstream Corp.                                  3,719,276
                                                           ------------
                                                             58,388,274
                                                           ------------
MULTI-UTILITIES -- 25.5%
   113,400  Alliant Energy Corp.                              3,885,084
   519,000  CenterPoint Energy, Inc.                          8,329,950
   156,300  Consolidated Edison, Inc.                         6,109,767
   165,412  Dominion Resources Inc.                           7,855,416
    70,700  DTE Energy Company                                3,000,508
   173,100  MDU Resources Group, Inc.                         6,034,266
     4,387  National Grid plc ADR(2)                            289,410
   297,348  National Grid plc ORD                             3,915,201
   178,442  NSTAR                                             6,034,908
   157,600  PG&E Corp.                                        6,255,144
   293,900  Public Service Enterprise Group Inc.             13,498,827
   149,100  Puget Energy, Inc.                                3,576,909
    50,200  SCANA Corp.                                       1,857,400
   328,500  Sempra Energy                                    18,543,826
   133,600  Wisconsin Energy Corp.                            6,041,392
   180,400  Xcel Energy Inc.                                  3,620,628
                                                           ------------
                                                             98,848,636
                                                           ------------
OIL & GAS REFINING & MARKETING -- 0.4%
    36,100  Valero Energy Corp.                               1,486,598
                                                           ------------
OIL & GAS STORAGE & TRANSPORTATION -- 1.9%
   182,800  Williams Companies, Inc. (The)                    7,368,668
                                                           ------------
WIRELESS TELECOMMUNICATION SERVICES -- 1.9%
    68,100  America Movil, SAB de CV ADR                      3,592,275
    27,900  China Mobile Ltd. ADR                             1,867,905
   254,042  Sprint Nextel Corp.                               2,413,399
                                                           ------------
                                                              7,873,579
                                                           ------------
TOTAL COMMON STOCKS
(Cost $290,200,655)                                         384,922,442
                                                           ------------

------
9

Utilities

Principal Amount                                                   Value

Temporary Cash Investments -- 0.4%

   $1,500,000  FHLB Discount Notes,
               2.00%, 7/1/08(3)
(Cost $1,499,917)                                             $1,500,000
                                                            ------------
Temporary Cash Investments -
Securities Lending Collateral(4) -- 4.9%

Repurchase Agreement, Barclays Capital Inc.,
(collateralized by various U.S. Government
Agency obligations in a pooled account at
the lending agent), 2.50%, dated 6/30/08,
due 7/1/08 (Delivery value $5,000,347)                         5,000,000

Repurchase Agreement, BNP Paribas
Securities Corp., (collateralized by
various U.S. Government Agency obligations
in a pooled account at the lending agent),
2.45%, dated 6/30/08, due 7/1/08
(Delivery value $5,000,340)                                    5,000,000

Repurchase Agreement, Deutsche Bank Securities
Inc., (collateralized by various U.S. Government
Agency obligations in a pooled account at the
lending agent), 2.50%, dated 6/30/08, due 7/1/08
(Delivery value $5,000,347)                                    5,000,000

Repurchase Agreement, UBS AG, (collateralized by
various U.S. Government Agency obligations in
a pooled account at the lending agent),
2.65%, dated 6/30/08, due 7/1/08
(Delivery value $3,960,805)                                    3,960,513
                                                            ------------
TOTAL TEMPORARY CASH INVESTMENTS -
SECURITIES LENDING COLLATERAL
(Cost $18,960,513)                                            18,960,513
                                                            ------------
TOTAL INVESTMENT SECURITIES -- 104.7%
(Cost $310,661,085)                                          405,382,955
                                                            ------------
OTHER ASSETS AND LIABILITIES -- (4.7)%                      (18,313,193)
                                                            ------------
TOTAL NET ASSETS -- 100.0%                                  $387,069,762
                                                            ============

Notes to Schedule of Investments

ADR = American Depositary Receipt

FHLB = Federal Home Loan Bank

ORD = Foreign Ordinary Share

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of June 30, 2008.

(3) The rate indicated is the yield to maturity at purchase.

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
10

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2008

ASSETS

Investment securities, at value (cost of $291,700,572) --
including $18,300,130 of securities on loan                           $386,422,442

Investments made with cash collateral received for securities on
loan, at value (cost of $18,960,513)                                    18,960,513
                                                                      ------------
Total investment securities, at value (cost of $310,661,085)           405,382,955

Dividends and interest receivable                                        1,180,666
                                                                      ------------
                                                                       406,563,621
                                                                      ------------

LIABILITIES

Payable for collateral received for securities on loan                  18,960,513

Disbursements in excess of demand deposit cash                             315,403

Accrued management fees                                                    217,943
                                                                      ------------
                                                                        19,493,859
                                                                      ------------

NET ASSETS                                                            $387,069,762
                                                                      ============

INVESTOR CLASS, CAPITAL SHARES, $0.01 PAR VALUE

Authorized                                                             110,000,000
                                                                      ============
Outstanding                                                             22,168,041
                                                                      ============

NET ASSET VALUE PER SHARE                                                   $17.46
                                                                      ============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                               $292,144,797

Undistributed net investment income                                      1,454,959

Accumulated net realized loss on investment and foreign currency
transactions                                                           (1,254,315)

Net unrealized appreciation on investments and translation of
assets and liabilities in foreign currencies                            94,724,321
                                                                      ------------
                                                                      $387,069,762
                                                                      ============

See Notes to Financial Statements.

------
11

STATEMENT OF OPERATIONS

YEAR ENDED JUNE 30, 2008

INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $156,673)        $12,505,995

Interest                                                         161,742

Securities lending, net                                          103,829
                                                            ------------
                                                              12,771,566
                                                            ------------

EXPENSES:

Management fees                                                3,022,209

Distribution fees - Advisor Class                                  2,899

Service fees -- Advisor Class                                      2,899

Distribution and service fees -- Advisor Class                     4,312

Directors' fees and expenses                                      14,578

Other expenses                                                    16,414
                                                            ------------
                                                               3,063,311
                                                            ------------

NET INVESTMENT INCOME (LOSS)                                   9,708,255
                                                            ------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investment and
foreign currency transactions                                 13,615,778

Change in net unrealized appreciation (depreciation)
on investments and translation of assets and
liabilities in foreign currencies                           (31,770,866)
                                                            ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                     (18,155,088)
                                                            ------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                   $(8,446,833)
                                                            ============

See Notes to Financial Statements.

------
12

STATEMENT OF CHANGES IN NET ASSETS

YEAR ENDED JUNE 30, 2008, SIX MONTHS ENDED JUNE 30, 2007,
AND YEAR ENDED DECEMBER 31, 2006
Increase
(Decrease) in
Net Assets                June 30, 2008     June 30, 2007(1)     December 31, 2006

OPERATIONS

Net investment
income (loss)                $9,708,255           $4,904,557            $7,461,571

Net realized
gain (loss)                  13,615,778           21,986,095            19,134,686

Change in net
unrealized
appreciation
(depreciation)             (31,770,866)           13,580,553            37,729,776
                          -------------        -------------         -------------
Net increase
(decrease)
in net assets
resulting
from
operations                  (8,446,833)           40,471,205            64,326,033
                          -------------        -------------         -------------

DISTRIBUTIONS TO SHAREHOLDERS

From net
investment
income:

 Investor
 Class                      (8,813,433)          (4,259,189)           (7,507,804)

 Advisor
 Class                         (28,082)             (56,228)             (121,017)
                          -------------        -------------         -------------
Decrease
in net
assets from
distributions               (8,841,515)          (4,315,417)           (7,628,821)
                          -------------        -------------         -------------

CAPITAL SHARE TRANSACTIONS

Net increase
(decrease)
in net
assets from
capital share
transactions              (105,206,335)          131,127,494          (13,349,407)
                          -------------        -------------         -------------

NET INCREASE
(DECREASE)
IN NET ASSETS             (122,494,683)          167,283,282            43,347,805

NET ASSETS

Beginning of
period                      509,564,445          342,281,163           298,933,358
                          -------------        -------------         -------------
End of period              $387,069,762         $509,564,445          $342,281,163
                          =============        =============         =============

Undistributed
net
investment
income                       $1,454,959             $574,813                    --
                          =============        =============         =============

(1) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

See Notes to Financial Statements.

------
13

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2008

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Quantitative Equity Funds, Inc. (the
corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. Utilities Fund (the fund)
is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek current income and long-term growth of capital and income. The fund invests at least 80% of its assets in equity securities of companies engaged in the utilities industry. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class. Prior to
December 3, 2007, the fund was authorized to issue the Investor Class and the
Advisor Class (see Note 9). The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements.
All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the
Statement of Operations. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

------
14

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2004. At this time, management has not identified any uncertain tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid twice a year.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

------
15

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

On July 27, 2007, the Advisor Class shareholders of the fund approved a change to the class's fee structure. The change was approved by the Board of
Directors on December 8, 2006. Effective September 4, 2007, the fee structure change resulted in an increase of 0.25% in the unified management fee and a simultaneous decrease of 0.25% in the total distribution and service fee, resulting in no change to the total operating expense ratio of the class.

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an
Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200% and the rates for the Complex Fee range from 0.2500% to 0.3100%. Prior to September 4, 2007, the Advisor Class was 0.2500% less at each point within the Complex Fee range.
The effective annual management fee for the Investor Class for the year ended
June 30, 2008 was 0.67%.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors had adopted a Master
Distribution and Individual Shareholder Services Plan (the plan) for the
Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provided that the Advisor Class would pay American Century Investment Services, Inc. (ACIS)
an annual distribution and service fee of 0.25%. Prior to September 4, 2007, the Board of Directors had adopted a Master Distribution and Shareholder
Services Plan for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act, which provided that the Advisor Class would pay ACIS an annual distribution fee of 0.25% and service fee of 0.25%. The fees were computed and accrued daily based on the Advisor Class's daily net assets and paid monthly in arrears. The fees were used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plan during the year ended June 30, 2008, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P Morgan Investment Management, Inc. (JPMIM). JPMIM is a
wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a securities lending agreement with JPMorgan
Chase Bank (JPMCB). Prior to December 12, 2007, the fund had a bank line of credit agreement with JPMCB. JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2008, were $82,755,433 and
$183,806,104, respectively.

------
16

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                                         Year ended             Six months ended                    Year ended
                                      June 30, 2008             June 30, 2007(1)             December 31, 2006
                            Shares           Amount        Shares         Amount        Shares          Amount
INVESTOR
CLASS/
SHARES
AUTHORIZED             110,000,000                    100,000,000                  100,000,000
                       ===========                    ===========                  ===========
Sold                     5,339,247      $97,205,003    11,259,500   $202,390,424     6,464,247     $95,593,005

Issued in
connection
with
reclassification
(Note 9)                   354,995        6,715,085            --             --            --              --

Issued in
reinvestment of
distributions              462,703        8,277,019       225,557      3,942,709       470,275       6,845,412

Redeemed              (11,820,503)    (209,652,155)   (4,307,053)   (76,525,918)   (8,108,034)   (114,048,890)
                       -----------   --------------   -----------   ------------   -----------   -------------
                       (5,663,558)     (97,455,048)     7,178,004    129,807,215   (1,173,512)    (11,610,473)
                       -----------   --------------   -----------   ------------   -----------   -------------
ADVISOR
CLASS/
SHARES
AUTHORIZED                     N/A                     10,000,000                   10,000,000
                       ===========                    ===========                  ===========
Sold                        44,532          818,547       133,566      2,435,252        72,719       1,088,742

Issued in
reinvestment of
distributions                1,578           27,833         3,180         55,492         8,334         120,403

Redeemed in
connection with
reclassification
(Note 9)                 (354,995)      (6,715,085)            --             --            --              --

Redeemed                 (105,424)      (1,882,582)      (66,909)    (1,170,465)     (211,390)     (2,948,079)
                       -----------   --------------   -----------   ------------   -----------   -------------
                         (414,309)      (7,751,287)        69,837      1,320,279     (130,337)     (1,738,934)
                       -----------   --------------   -----------   ------------   -----------   -------------
Net increase
(decrease)             (6,077,867)   $(105,206,335)     7,247,841   $131,127,494   (1,303,849)   $(13,349,407)
                       ===========   ==============   ===========   ============   ===========   =============

(1) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

5. SECURITIES LENDING

As of June 30, 2008, securities in the fund valued at $18,300,130 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total market value of all collateral received, at this date, was $18,960,513. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

6. BANK LINE OF CREDIT

Effective December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, has a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the
Federal Funds rate plus 0.40%. The fund did not borrow from either line during the year ended June 30, 2008.

------
17

7. RISK FACTORS

The fund concentrates its investments in a narrow segment of the total market.
Because of this, the fund may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

8. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended June 30, 2008, six months ended June 30, 2007 and the year ended December 31, 2006, respectively, were as follows:

                              June 30, 2008   June 30, 2007(1)   December 31, 2006
DISTRIBUTIONS PAID FROM

Ordinary income                  $8,841,515         $4,315,417          $7,628,821

Long-term capital gains                  --                 --                  --

(1) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2008, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

Federal tax cost of investments                      $311,422,433
                                                    =============
Gross tax appreciation of investments                $104,376,999

Gross tax depreciation of investments                (10,416,477)
                                                    -------------
Net tax appreciation (depreciation)
of investments                                        $93,960,522
                                                    =============
Net tax appreciation (depreciation) on
derivatives and translation of assets
and liabilities in foreign currencies                      $2,451
                                                    -------------
Net tax appreciation (depreciation)                   $93,962,973
                                                    =============
Undistributed ordinary income                          $1,454,959

Accumulated capital losses                             $(492,967)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire in 2011.

9. CORPORATE EVENT

On July 27, 2007, the Advisor Class shareholders of the fund approved a reclassification of Advisor Class shares into Investor Class shares. The change was approved by the Board of Directors on December 8, 2006. The reclassification was effective on December 3, 2007.

------
18

10. RECENTLY ISSUED ACCOUNTING STANDARDS

The Financial Accounting Standards Board (FASB) issued Statement of Financial
Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), in
September 2006, which is effective for fiscal years beginning after November
15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of FAS 157 does not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

11. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2008.

For corporate taxpayers, the fund hereby designates $8,266,702, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2008 as qualified for the corporate dividends received deduction.

------
19

FINANCIAL HIGHLIGHTS
Utilities

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
                        2008    2007(1)       2006      2005       2004       2003

PER-SHARE DATA

Net Asset Value,
Beginning of
Period                $18.04     $16.30     $13.40    $12.08     $10.02      $8.31
                    --------   --------   --------  --------   --------   --------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)              0.39       0.20       0.38      0.40       0.30       0.25

 Net Realized
 and
 Unrealized
 Gain (Loss)          (0.61)       1.70       2.92      1.32       2.05       1.71
                    --------   --------   --------  --------   --------   --------
 Total From
 Investment
 Operations           (0.22)       1.90       3.30      1.72       2.35       1.96
                    --------   --------   --------  --------   --------   --------
Distributions

 From Net
 Investment
 Income               (0.36)     (0.16)     (0.40)    (0.40)     (0.29)     (0.25)
                    --------   --------   --------  --------   --------   --------
Net Asset Value,
End of Period         $17.46     $18.04     $16.30    $13.40     $12.08     $10.02
                    ========   ========   ========  ========   ========   ========

TOTAL RETURN(3)      (1.26)%     11.71%     24.99%    14.30%     23.81%     23.96%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets                 0.68%   0.67%(4)      0.68%     0.67%      0.68%      0.69%

Ratio of Net
Investment
Income (Loss) to
Average Net
Assets                 2.16%   2.30%(4)      2.62%     3.09%      2.79%      2.85%

Portfolio
Turnover Rate            19%        20%        45%       21%        31%        34%

Net Assets, End
of Period (in
thousands)          $387,070   $502,099   $336,672  $292,575   $194,505   $143,403

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund's fiscal year end was
December 31.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized

(4) Annualized.

See Notes to Financial Statements.

------
20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Directors of the American Century Quantitative Equity Funds, Inc. and
Shareholders of the Utilities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Utilities Fund
(one of the ten funds comprising the American Century Quantitative Equity
Funds, Inc., hereafter referred to as the "Fund") at June 30, 2008, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting
Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 19, 2008

------
21

MANAGEMENT

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent directors is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors. Those listed as interested directors are
"interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC)
or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Investment Management, Inc. (ACIM or the
advisor); the fund's principal underwriter, American Century Investment
Services, Inc. (ACIS); and the fund's transfer agent, American Century
Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The directors serve in this capacity for eight registered investment companies in the American
Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment Management,
Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTOR

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 111
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

INDEPENDENT DIRECTORS

JOHN FREIDENRICH, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director (since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member and Manager, Regis
Management Company, LLC (money management firm) (April 2004 to present);
Partner and Founder, Bay Partners (venture capital firm) (1976 to 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------
22

RONALD J. GILSON, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of
Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

FREDERICK L.A. GRAUER, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Director (since 2008)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Advisor, Barclays Global
Investors (asset manager) (2003 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

PETER F. PERVERE, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Intraware, Inc.

MYRON S. SCHOLES, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1941
POSITION(S) HELD WITH FUND: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Platinum Grove Asset
Management, L.P. (asset manager), and a Partner, Oak Hill Capital Management
(asset manager) (1999 to present); Frank E. Buck Professor of
Finance-Emeritus, Stanford Graduate School of Business (1996 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Chicago Mercantile Exchange
(2000 to present)

JOHN B. SHOVEN, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Director (since 2002)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Professor of Economics, Stanford
University (1973 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Cadence Design Systems (1992
to present)

JEANNE D. WOHLERS, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1984)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------
23

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as:
Director, ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present); and Controller, various American Century Investments funds
(1997 to September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

------
24

APPROVAL OF MANAGEMENT AGREEMENT
Utilities

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century Investments, this process is referred to as the
"15(c) Process." The board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the board, the nature and quality of significant services provided by the advisor, the investment performance of the funds, shareholder services, audit and compliance functions and a variety of other matters relating to fund operations. Each year, it also holds a special meeting in connection with determining whether to renew the contracts for advisory services, to review fund performance, shareholder services, adviser profitability, audit and compliance matters, and other fund operational matters.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the "15(c) Providers") concerning Utilities (the "fund") and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund;

* reports on the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* information about the compliance policies, procedures, and regulatory experience of the advisor;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the Directors at a special meeting and at a regularly scheduled quarterly meeting reviewed and discussed the information provided by the advisor throughout the year and to negotiate with the advisor the renewal of the management agreement, including the setting of the applicable advisory fee. The board had the benefit of the advice of its independent counsel throughout the period.

------
25

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, an independent data provider, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES - GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal-services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the fund in

------
26

accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting and at the special meeting to consider renewal of the advisory contract, the Directors, directly and through its Portfolio
Committee, reviews investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security and sector selection) and any efforts being undertaken to improve performance. The fund's performance fell below the median for its peer group for both the one- and three-year periods during the past year. The board discussed the fund's performance with the advisor and was satisfied with the efforts being undertaken by the advisor.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors, directly and through the various Committees of the Board, review reports and evaluations of such services at their regular quarterly meetings and at its special meeting to consider renewal of the Advisory Contract, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically.
They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing

------
27

other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, and the expenses incurred by the advisor in providing various functions to the fund. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund complex and the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the fund reflect the complexity of assessing economies of scale.

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group. The unified fee charged to shareholders of the fund was the lowest of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The
Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the

------
28

fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the Directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor and others concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

------
29

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments' website at americancentury.com and on the
Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the
"About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

------
30

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The FUND BENCHMARK consists of approximately 120 utilities stocks that meet the fund's investment criteria. The benchmark's composition is approximately
50% electric and natural gas, 45% telecommunications, and 5% other utilities-related companies.

The LIPPER UTILITY FUND INDEX tracks the performance of the 10 largest funds in Lipper Inc.'s utilities fund category. Each fund in the category is at least 65% invested in utilities stocks.

The NASDAQ COMPOSITE INDEX is a market value-weighted index of all domestic and international common stocks listed on the Nasdaq stock market.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® UTILITIES INDEX, a sub-index of the Russell 1000 Index, is a capitalization-weighted index of companies in industries heavily affected by government regulation, including among others, basic public service providers
(electricity, gas and water), telecommunication services, and oil and gas companies.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 3000® UTILITIES INDEX, a sub-index of the Russell 3000 Index, is a capitalization-weighted index of companies in industries heavily affected by government regulation, including among others, basic public service providers
(electricity, gas and water), telecommunication services, and oil and gas companies.

------
31

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of
U.S. stock market performance.

------
32

[blank page]

[back cover]

[american century investments logo and text logo ®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE. . . . . . . . . . . . . . .             1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE. . . . . . . . . . . .             1-800-345-2021
                                                                                or
                                                                      816-531-5575

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS  . . . . . . . . . . . . . . . . . . .             1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES. . . . . .             1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF. . . . . . . . .             1-800-634-4113

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0808
CL-ANN-61133N

[front cover]

ANNUAL REPORT
JUNE 30, 2008

[american century investments logo and text logo®]

AMERICAN CENTURY INVESTMENTS

LONG-SHORT MARKET NEUTRAL FUND

PRESIDENT'S LETTER

[photo of Jonathan Thomas]

JONATHAN THOMAS

Dear Investor,

At American Century Investments®, we are committed to helping you reach your financial goals. Your success is the ultimate measure of our performance.
That's why we focus on achieving superior investment results and building long-term relationships with investors like you.

Part of that relationship is to clearly communicate investment results and what influenced them. To help you monitor your investment with us, we take pride in providing you with the annual report for the American Century®
Long-Short Market Neutral Fund for the 12 months ended June 30, 2008. We also recommend americancentury.com, where we provide company news, quarterly portfolio commentaries, investment views, and other useful information.

As noted on the website, 2008 marks the 50th anniversary of American Century
Investments. Since 1958, we've worked to make wise decisions with your interests as our guide. Fifty years also means that we've met the challenges of previous economic downturns. As we've crossed those hurdles and earned your trust, our assets under management have grown to nearly $100 billion, putting us in the top 5% of our industry. This growth has given us the resources to offer a wide array of financial products and services, including a well-diversified lineup of portfolios that provides you with many choices in these uncertain times.

Though our offerings are diverse, they share several key qualities, including our disciplined investment approach and active, team-based management. Strict adherence to our processes and long-term strategies allows us to stay focused during volatile periods. Investors in our portfolios also benefit from the sum of our investment teams' expertise as they share research and information.

We'll continue to work hard to earn your trust. Thank you for your continued
support.

Sincerely,

/s/Jonathan Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .      2

LONG-SHORT MARKET NEUTRAL FUND

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments'
knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By John Schniedwind, Chief Investment Officer, Quantitative Equity

STOCKS STUMBLED AMID WEAK ECONOMY AND TURBULENT CREDIT MARKETS

The broad U.S. equity indexes suffered double-digit declines for the 12 months ended June 30, 2008, in an environment of exceptionally high market volatility. One of the main factors contributing to the stock market chaos was a meltdown in the subprime mortgage market, which led to a persistent liquidity crunch in the credit markets. The fallout included hundreds of billions of dollars in mortgage- and credit-related losses, hobbling the financial sector.

The credit turmoil had a negative impact on the U.S. economy, which teetered on the brink of recession amid a deteriorating housing market, rising unemployment, and weaker consumer spending. The Federal Reserve (the Fed)
attempted to provide some stability to the economy and financial system by cutting short-term interest rates aggressively and injecting liquidity into the credit markets. However, the Fed's game plan was complicated by surging energy and food prices, which led to the highest inflation rate in 17 years.

Other than noteworthy rallies in September/October 2007 and April/May 2008, the stock market sustained its downward trajectory throughout the 12-month period. Losses were most severe in the first half of 2008, when the broad stock indexes suffered both their worst quarterly performance and worst monthly return in nearly six years.

MID-CAP AND GROWTH HELD UP BEST

Mid-cap issues generated the best returns for the 12-month period, while small-cap shares experienced the biggest declines (see the accompanying table). Growth-oriented stocks comfortably outperformed value shares across all market capitalizations.

Energy stocks were by far the top performers, gaining more than 25% as the price of oil soared to a record high of $140 a barrel. Materials and utilities stocks also delivered solid gains, benefiting from rising commodity prices.
The financials sector sustained the largest losses, plunging by more than 40%
as credit-related losses piled up. Consumer discretionary stocks also fell sharply during the period, reflecting the weak economy.

U.S. Stock Index Returns
For the 12 months ended June 30, 2008
RUSSELL 1000 INDEX (LARGE-CAP)              -12.36%
Russell 1000 Growth Index                    -5.96%
Russell 1000 Value Index                    -18.78%
RUSSELL MIDCAP INDEX                        -11.19%
Russell Midcap Growth Index                  -6.42%
Russell Midcap Value Index                  -17.09%
RUSSELL 2000 INDEX (SMALL-CAP)              -16.19%
Russell 2000 Growth Index                   -10.83%
Russell 2000 Value Index                    -21.63%

------
2

PERFORMANCE
Long-Short Market Neutral

Total Returns as of June 30, 2008
                                             Average Annual Returns
                                                      Since           Inception
                                  1 year            Inception            Date

INVESTOR CLASS                    -0.67%              4.30%            9/30/05

CITIGROUP 3-MONTH
TREASURY BILL INDEX                3.32%              4.19%               --

Institutional Class               -0.48%              4.51%            9/30/05

A Class
 No sales charge*                 -0.98%              4.05%
 With sales charge*               -6.64%              1.84%            9/30/05

B Class
 No sales charge*                 -1.63%              3.28%
 With sales charge*               -5.63%              2.24%            9/30/05

C Class                           -1.72%              3.25%            9/30/05

R Class                           -1.19%              3.78%            9/30/05

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund's investment process may produce high portfolio turnover and high short-term capital gains distributions. In addition, its investment approach may involve higher volatility, short sales risk and overweighting risk.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

Long-Short Market Neutral

Growth of $10,000 Over Life of Class

$10,000 investment made September 30, 2005

One-Year Returns Over Life of Class
Periods ended June 30
                                                    2006*      2007      2008

Investor Class                                      10.40%    2.38%     -0.67%

Citigroup 3-Month Treasury Bill Index               3.13%     5.07%     3.32%

*From 9/30/05, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund's investment process may produce high portfolio turnover and high short-term capital gains distributions. In addition, its investment approach may involve higher volatility, short sales risk and overweighting risk.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
Long-Short Market Neutral

Portfolio Managers: Kurt Borgwardt, Claudia Musat, and Zili Zhang

PERFORMANCE SUMMARY

Long-Short returned -0.67%* for the year ended June 30, 2008, compared with the 3.32% return of its benchmark, the Citigroup 3-Month Treasury Bill Index, and the -12.36%** return of the Russell 1000 Index, a large-cap index used as a performance measure for the portfolio's long component.

Long-Short is designed to generate positive returns in all market environments, regardless of general stock market performance, so the fund uses a riskless asset -- the three-month Treasury bill -- as its benchmark. While the fund's modestly negative return in a turbulent market environment comfortably outperformed the double-digit declines in the broad stock indexes, the portfolio failed to keep pace with its benchmark. The fund's long positions were the main reason for the underperformance, more than offsetting strong results from its short positions.

LONG POSITIONS LAGGED

The fund's long positions declined by a greater amount than the broad Russell
1000 Index. An overweight position in consumer discretionary stocks and an underweight in energy contributed the bulk of the underperformance on the long side. Stock selection also weighed on results, most notably in the health care and information technology sectors.

The weakest performer among the portfolio's long positions was health care provider WellCare Health Plans, which plunged after the government raided the company's headquarters in late 2007, leading to a management shake-up and a restatement of past earnings. Amkor Technology, which provides semiconductor assembly and test services, was another noteworthy detractor, falling as reduced demand put downward pressure on prices. Other significant decliners included electronics retailer RadioShack and auto financing company
AmeriCredit.

Just three sectors on the long side added value relative to the Russell 1000
Index -- financials, materials, and telecommunication services. The key to outperformance in the financials and telecom services sectors was avoiding the worst performers, such as insurer American International Group (AIG) and wireless provider Sprint Nextel.

In the materials sector, Terra Industries and CF Holdings, both of which make fertilizers, rose sharply as robust agricultural demand led to a substantial increase in the price of fertilizer. The top individual contributor was offshore oil and gas driller W&T Offshore, which benefited from surging oil and natural gas prices, as well as healthy production in the Gulf of Mexico.

Type of Investments in Portfolio
                                                    % of net        % of net
                                                  assets as of    assets as of
                                                    6/30/08         12/31/07
Common Stocks                                        91.1%           92.5%
Securities Sold Short                               (88.5)%         (89.6)%
Temporary Cash Investments                            6.1%            4.2%

*All fund returns referenced in this commentary are for Investor Class shares.

**The Russell 1000 Index average return since the fund's inception was 3.78%.

Data provided by Lipper Inc. - A Reuters Company. ©2008 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

------
5

Long-Short Market Neutral

SHORT POSITIONS OUTPERFORMED

The portfolio's short positions posted double-digit gains for the 12-month period, outpacing the return from shorting the entire Russell 1000 Index. All but one sector among short positions contributed favorably to relative results, led by consumer discretionary and information technology.

The best contributor on the short side was Canadian printing company Quebecor
World, which filed for bankruptcy protection in January. A short position in commercial aircraft leasing company Aircastle also added value as the company reported disappointing earnings and cut its dividend amid weaker lease rates and rising debt costs. Diversified telecom services provider IDT faced repeated quarterly losses and a challenging competitive environment in the telecom industry.

The financials sector was the only segment of the portfolio to detract from relative short performance, though the negative impact was significant. Most of the underperformance stemmed from missing out on short opportunities among the worst performers in the financials sector, such as Citigroup, Bank of
America, and AIG. Other poorly performing shorts included a couple of energy stocks -- coal producer Arch Coal and oil and gas driller Venoco.

A LOOK AHEAD

The factors contributing to the stock market's decline over the past 12 months show few signs of abating as we move into the second half of 2008. The economy continues to wrestle with further deterioration in the housing and mortgage markets, a rising unemployment rate, a struggling financial sector, and the highest inflation rate since 1991. The Federal Reserve is caught between a rock and a hard place as it tries to strike a balance between stimulating economic activity and keeping inflation from getting out of control.

We will continue to pursue our "market neutral" investment approach, with approximately equal dollar amounts invested in long and short positions, and look to add value through prudent stock selection.

Top Ten Long Holdings as of June 30, 2008
                                                    % of net        % of net
                                                  assets as of    assets as of
                                                    6/30/08         12/31/07
W&T Offshore Inc.                                     1.0%            1.1%
ConocoPhillips                                        1.0%            1.2%
Accenture Ltd. Cl A                                   1.0%            1.2%
Apria Healthcare Group Inc.                           1.0%            0.5%
Cimarex Energy Co.                                    1.0%             --
GrafTech International Ltd.                           1.0%            1.0%
EMCOR Group Inc.                                      0.9%            0.2%
Exxon Mobil Corp.                                     0.9%            1.3%
Stone Energy Corp.                                    0.9%            0.9%
Terra Industries Inc.                                 0.9%            0.7%

Top Ten Short Holdings as of June 30, 2008
                                                    % of net        % of net
                                                  assets as of    assets as of
                                                    6/30/08         12/31/07
Ultra Petroleum Corp.                                (0.8)%          (0.4)%
Marsh & McLennan Companies, Inc.                     (0.7)%          (0.8)%
Haynes International Inc.                            (0.7)%            --
Covance Inc.                                         (0.7)%            --
Franklin Electric Co., Inc.                          (0.7)%          (0.2)%
THQ Inc.                                             (0.7)%          (0.9)%
Cooper Companies, Inc. (The)                         (0.7)%          (0.4)%
Hornbeck Offshore Services Inc.                      (0.7)%            --
Mine Safety Appliances Company                       (0.7)%            --
Equinix Inc.                                         (0.7)%            --

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2008 to June 30, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than
$10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century
Investments Brokerage accounts) registered under your Social Security number.
PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs
(including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and
certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

------
7

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                          Beginning   Ending
                          Account     Account      Expenses Paid      Annualized
                          Value       Value        During Period*       Expense
                            1/1/08     6/30/08    1/1/08 - 6/30/08      Ratio*
ACTUAL

Investor Class              $1,000     $993.60         $14.42            2.91%

Institutional Class         $1,000     $994.60         $13.44            2.71%

A Class                     $1,000     $990.90         $15.64            3.16%

B Class                     $1,000     $989.00         $19.34            3.91%

C Class                     $1,000     $988.10         $19.33            3.91%

R Class                     $1,000     $990.90         $16.88            3.41%

HYPOTHETICAL

Investor Class              $1,000    $1,010.39        $14.55            2.91%

Institutional Class         $1,000    $1,011.39        $13.55            2.71%

A Class                     $1,000    $1,009.15        $15.79            3.16%

B Class                     $1,000    $1,005.42        $19.50            3.91%

C Class                     $1,000    $1,005.42        $19.50            3.91%

R Class                     $1,000    $1,007.91        $17.02            3.41%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
8

SCHEDULE OF INVESTMENTS
Long-Short Market Neutral

JUNE 30, 2008

Shares                                                                       Value

Common Stocks(1) -- 91.1%

AEROSPACE & DEFENSE -- 1.6%
         2,004  Alliant Techsystems Inc.(2)                               $203,767
        24,162  Boeing Co.                                               1,587,926
         4,734  Cubic Corp.                                                105,474
         3,929  Esterline Technologies Corp.(2)                            193,543
         2,415  General Dynamics Corp.                                     203,343
         4,020  Goodrich Corporation                                       190,789
         2,047  Lockheed Martin Corp.                                      201,957
         2,965  Northrop Grumman Corp.                                     198,359
         3,623  Raytheon Co.                                               203,902
         5,827  TransDigm Group, Inc.(2)                                   195,729
                                                                    --------------
                                                                         3,284,789
                                                                    --------------
AIR FREIGHT & LOGISTICS(3)
         1,879  Atlas Air Worldwide Holdings Inc.(2)                        92,935
                                                                    --------------
AIRLINES -- 0.3%
        50,038  Southwest Airlines Co.                                     652,496
                                                                    --------------
AUTO COMPONENTS -- 1.1%
        11,801  American Axle & Manufacturing Holdings, Inc.                94,290
        61,293  Cooper Tire & Rubber Co.                                   480,537
         6,641  Johnson Controls, Inc.                                     190,464
        67,955  Lear Corp.(2)                                              963,602
        37,779  TRW Automotive Holdings Corp.(2)                           697,778
                                                                    --------------
                                                                         2,426,671
                                                                    --------------
AUTOMOBILES -- 0.2%
       108,499  Ford Motor Co.(2)                                          521,880
                                                                    --------------
BEVERAGES -- 0.1%
         5,366  Constellation Brands Inc. Cl A(2)                          106,570
         4,427  Dr Pepper Snapple Group, Inc.(2)                            92,878
         3,632  Pepsi Bottling Group Inc.                                  101,405
                                                                    --------------
                                                                           300,853
                                                                    --------------
BIOTECHNOLOGY -- 1.3%
         4,034  Alnylam Pharmaceuticals Inc.(2)                            107,829
         7,228  Amgen Inc.(2)                                              340,872
         7,480  Cephalon, Inc.(2)                                          498,842
        27,268  Cubist Pharmaceuticals Inc.(2)                             487,006
         7,165  Isis Pharmaceuticals, Inc.(2)                               97,659
        14,496  Martek Biosciences Corp.(2)                                488,660
        11,901  OSI Pharmaceuticals Inc.(2)                                491,750

Shares                                                                       Value

        20,501  Regeneron Pharmaceuticals Inc.(2)                         $296,034
                                                                    --------------
                                                                         2,808,652
                                                                    --------------
BUILDING PRODUCTS -- 0.6%
        29,728  Armstrong World Industries, Inc.                           868,652
        12,071  Lennox International Inc.                                  349,576
                                                                    --------------
                                                                         1,218,228
                                                                    --------------
CAPITAL MARKETS -- 2.4%
         9,388  Charles Schwab Corp. (The)                                 192,830
        46,710  Federated Investors Inc. Cl B                            1,607,758
         3,687  Greenhill & Co. Inc.                                       198,582
         6,901  Janus Capital Group Inc.                                   182,669
        66,488  Knight Capital Group, Inc. Cl A(2)                       1,195,454
         1,433  Northern Trust Corp.                                        98,261
        25,354  State Street Corp.                                       1,622,403
                                                                    --------------
                                                                         5,097,957
                                                                    --------------
CHEMICALS -- 3.0%
        37,962  Celanese Corp., Series A                                 1,733,345
         9,003  CF Industries Holdings, Inc.                             1,375,658
         2,704  FMC Corp.                                                  209,398
           183  H.B. Fuller Co.                                              4,107
         4,621  Koppers Holdings Inc.                                      193,481
         3,683  Lubrizol Corp.                                             170,633
         1,398  Mosaic Co. (The)(2)                                        202,291
           908  Potash Corp. of Saskatchewan                               207,542
         5,369  Rockwood Holdings, Inc.(2)                                 186,841
         3,663  Sigma-Aldrich Corp.                                        197,289
        39,438  Terra Industries Inc.                                    1,946,265
                                                                    --------------
                                                                         6,426,850
                                                                    --------------
COMMERCIAL BANKS -- 0.5%
         4,012  Cullen/Frost Bankers, Inc.                                 199,998
         8,967  International Bancshares Corp.                             191,625
        12,727  Old National Bancorp                                       181,487
         5,576  SVB Financial Group(2)                                     268,262
         3,808  UMB Financial Corp.                                        195,236
                                                                    --------------
                                                                         1,036,608
                                                                    --------------
COMMERCIAL SERVICES & SUPPLIES -- 2.3%
        13,088  Administaff, Inc.                                          365,024
        36,044  Allied Waste Industries Inc.(2)                            454,875
         3,096  Brink's Co. (The)                                          202,540
         3,839  Covanta Holding Corp.(2)                                   102,463
        10,781  Deluxe Corp.                                               192,117

------
9

Long-Short Market Neutral

Shares                                                                       Value

         8,726  Herman Miller Inc.                                        $217,190
         2,664  M&F Worldwide Corp.(2)                                     104,722
         7,946  Manpower Inc.                                              462,775
        27,255  PHH Corp.(2)                                               418,364
         6,713  Republic Services, Inc.                                    199,376
         8,205  Robert Half International Inc.                             196,674
        13,245  Rollins Inc.                                               196,291
        33,686  Watson Wyatt Worldwide, Inc. Cl A                        1,781,654
                                                                    --------------
                                                                         4,894,065
                                                                    --------------
COMMUNICATIONS EQUIPMENT -- 0.7%
        10,926  Arris Group Inc.(2)                                         92,325
         6,433  Blue Coat Systems, Inc.(2)                                  90,770
        47,681  Emulex Corp.(2)                                            555,483
        15,451  Foundry Networks, Inc.(2)                                  182,631
         3,799  InterDigital, Inc.(2)                                       92,392
         9,074  Juniper Networks, Inc.(2)                                  201,261
        13,440  Plantronics, Inc.                                          299,981
                                                                    --------------
                                                                         1,514,843
                                                                    --------------
COMPUTERS & PERIPHERALS -- 2.4%
        12,758  EMC Corp.(2)                                               187,415
         4,540  Hewlett-Packard Co.                                        200,713
        30,825  Lexmark International, Inc. Cl A(2)                      1,030,480
       123,963  QLogic Corp.(2)                                          1,808,620
        10,097  Seagate Technology                                         193,156
        32,586  Sun Microsystems, Inc.(2)                                  354,536
        36,927  Western Digital Corp.(2)                                 1,275,089
                                                                    --------------
                                                                         5,050,009
                                                                    --------------
CONSTRUCTION & ENGINEERING -- 4.3%
        40,900  Chicago Bridge & Iron Company New York Shares            1,628,638
        69,515  EMCOR Group Inc.(2)                                      1,983,263
         9,938  Fluor Corp.                                              1,849,263
         5,842  KBR, Inc.                                                  203,944
        48,817  Perini Corp.(2)                                          1,613,402
        26,275  Shaw Group Inc. (The)(2)                                 1,623,532
                                                                    --------------
                                                                         8,902,042
                                                                    --------------
CONSUMER FINANCE -- 1.3%
         7,092  Capital One Financial Corp.                                269,567
        45,787  Cash America International, Inc.                         1,419,397
        85,637  Discover Financial Services                              1,127,839
                                                                    --------------
                                                                         2,816,803
                                                                    --------------
CONTAINERS & PACKAGING -- 2.1%
         2,476  Greif, Inc. Cl A                                           158,538
        36,173  Owens-Illinois Inc.(2)                                   1,508,052

Shares                                                                       Value

        57,942  Rock-Tenn Co. Cl A                                     $ 1,737,681
        32,940  Sonoco Products Co.                                      1,019,493
                                                                    --------------
                                                                         4,423,764
                                                                    --------------
DIVERSIFIED CONSUMER SERVICES -- 0.2%
         2,361  DeVry Inc.                                                 126,597
         1,252  ITT Educational Services Inc.(2)                           103,453
         8,111  Weight Watchers International, Inc.                        288,832
                                                                    --------------
                                                                           518,882
                                                                    --------------
DIVERSIFIED FINANCIAL SERVICES -- 0.7%
        44,884  Interactive Brokers Group, Inc. Cl A(2)                  1,442,123
                                                                    --------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.7%
        49,329  CenturyTel Inc.                                          1,755,619
         4,731  Embarq Corp.                                               223,634
         7,576  NTELOS Holdings Corp.                                      192,203
         7,684  Premiere Global Services Inc.(2)                           112,033
       269,003  Qwest Communications International Inc.                  1,057,182
        16,209  Windstream Corp.                                           200,019
                                                                    --------------
                                                                         3,540,690
                                                                    --------------
ELECTRIC UTILITIES -- 0.1%
         2,009  Edison International                                       103,222
         4,085  PPL Corp.                                                  213,523
                                                                    --------------
                                                                           316,745
                                                                    --------------
ELECTRICAL EQUIPMENT -- 2.1%
        30,459  Acuity Brands Inc.                                       1,464,469
         5,581  Belden Inc.                                                189,084
         5,572  Brady Corp. Cl A                                           192,401
         3,880  Emerson Electric Co.                                       191,866
        75,584  GrafTech International Ltd.(2)                           2,027,919
         5,928  Smith (A.O.) Corp.                                         194,616
         5,309  Woodward Governor Co.                                      189,319
                                                                    --------------
                                                                         4,449,674
                                                                    --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.3%
         2,791  Agilent Technologies, Inc.(2)                               99,192
       218,838  Celestica Inc.(2)                                        1,844,804
        17,725  Dolby Laboratories Inc. Cl A(2)                            714,318
        10,044  Flextronics International Ltd.(2)                           94,414
         3,847  Molex Inc.                                                  93,905
         5,840  Trimble Navigation Ltd.(2)                                 208,488
        53,141  Tyco Electronics Ltd.                                    1,903,510
                                                                    --------------
                                                                         4,958,631
                                                                    --------------

------
10

Long-Short Market Neutral

Shares                                                                       Value

ENERGY EQUIPMENT & SERVICES -- 2.5%
        22,380  Basic Energy Services Inc.(2)                             $704,970
         3,221  Complete Production Services Inc.(2)                       117,309
         1,514  Core Laboratories N.V.(2)                                  215,518
        11,641  Dresser-Rand Group Inc.(2)                                 455,163
         1,333  ENSCO International Inc.                                   107,626
         4,402  FMC Technologies Inc.(2)                                   338,646
        51,901  Global Industries Ltd.(2)                                  930,585
        11,204  Grey Wolf Inc.(2)                                          101,172
        12,080  ION Geophysical Corp.(2)                                   210,796
         5,827  Key Energy Services, Inc.(2)                               113,160
         1,288  Lufkin Industries Inc.                                     107,265
         1,252  National Oilwell Varco, Inc.(2)                            111,077
         3,245  Noble Corp.                                                210,795
         9,034  Oil States International, Inc.(2)                          573,117
         3,078  Patterson-UTI Energy Inc.                                  110,931
         4,625  Pride International Inc.(2)                                218,716
         2,618  Smith International, Inc.                                  217,661
         3,808  Superior Energy Services(2)                                209,973
         1,314  Unit Corporation(2)                                        109,023
         2,333  Willbros Group, Inc.(2)                                    102,209
                                                                    --------------
                                                                         5,265,712
                                                                    --------------
FOOD & STAPLES RETAILING -- 0.8%
        31,817  BJ's Wholesale Club Inc.(2)                              1,231,317
        12,450  Casey's General Stores, Inc.                               288,467
         3,496  Safeway Inc.                                                99,811
         3,276  SUPERVALU INC.                                             101,196
                                                                    --------------
                                                                         1,720,791
                                                                    --------------
FOOD PRODUCTS -- 1.4%
         6,622  Chiquita Brands International, Inc.(2)                     100,456
         4,916  Corn Products International Inc.                           241,425
        12,234  Darling International Inc.(2)                              202,106
        28,739  Del Monte Foods Co.                                        204,047
        60,876  Flowers Foods Inc.                                       1,725,225
         3,369  General Mills, Inc.                                        204,734
         2,123  H.J. Heinz Co.                                             101,586
        14,618  Tyson Foods, Inc. Cl A                                     218,393
                                                                    --------------
                                                                         2,997,972
                                                                    --------------
GAS UTILITIES -- 0.2%
         3,628  National Fuel Gas Co.                                      215,794
         3,268  Nicor Inc.                                                 139,184
                                                                    --------------
                                                                           354,978
                                                                    --------------

Shares                                                                       Value

HEALTH CARE EQUIPMENT & SUPPLIES -- 2.8%
        12,401  Analogic Corp.                                            $782,131
         3,364  Baxter International Inc.                                  215,094
         2,655  Becton, Dickinson & Co.                                    215,852
         7,970  Boston Scientific Corp.(2)                                  97,951
        18,751  Edwards Lifesciences Corporation(2)                      1,163,312
         5,291  Hospira Inc.(2)                                            212,222
        39,968  Kinetic Concepts Inc.(2)                                 1,595,124
        12,034  Mettler-Toledo International, Inc.(2)                    1,141,545
        15,498  Sirona Dental Systems, Inc.(2)                             401,708
         3,474  STERIS Corp.                                                99,912
                                                                    --------------
                                                                         5,924,851
                                                                    --------------
HEALTH CARE PROVIDERS & SERVICES -- 3.9%
        15,548  AMERIGROUP Corp.(2)                                        323,398
       105,761  Apria Healthcare Group Inc.(2)                           2,050,706
        74,884  Centene Corp.(2)                                         1,257,302
         5,764  Chemed Corp.                                               211,020
         3,275  Express Scripts, Inc.(2)                                   205,408
         3,957  Health Net Inc.(2)                                          95,205
        11,293  HEALTHSOUTH Corp.(2)                                       187,803
        70,111  Molina Healthcare Inc.(2)                                1,706,502
        37,900  Owens & Minor Inc.                                       1,731,651
        12,149  PSS World Medical Inc.(2)                                  198,029
                                                                    --------------
                                                                         7,967,024
                                                                    --------------
HEALTH CARE TECHNOLOGY -- 0.2%
        21,578  IMS Health Inc.                                            502,767
                                                                    --------------
HOTELS, RESTAURANTS & LEISURE -- 1.5%
         2,646  Bally Technologies, Inc.(2)                                 89,435
         3,302  Bob Evans Farms, Inc.                                       94,437
         7,291  Burger King Holdings, Inc.                                 195,326
         2,269  Chipotle Mexican Grill Inc. Cl A(2)                        187,465
        51,338  Choice Hotels International Inc.                         1,360,457
        27,283  Starwood Hotels & Resorts Worldwide, Inc.                1,093,230
         6,198  WMS Industries Inc.(2)                                     184,514
                                                                    --------------
                                                                         3,204,864
                                                                    --------------
HOUSEHOLD DURABLES -- 1.4%
        47,935  American Greetings Corp. Cl A                              591,518
         6,767  Centex Corp.                                                90,475
         3,134  NVR, Inc.(2)                                             1,567,250

------
11

Long-Short Market Neutral

Shares                                                                       Value

         3,788  Snap-on Inc.                                              $197,014
        14,159  Tupperware Brands Corp.                                    484,521
                                                                    --------------
                                                                         2,930,778
                                                                    --------------
HOUSEHOLD PRODUCTS -- 0.1%
         3,734  Church & Dwight Co., Inc.                                  210,411
         1,959  Clorox Co.                                                 102,260
                                                                    --------------
                                                                           312,671
                                                                    --------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.8%
        76,989  Reliant Energy, Inc.(2)                                  1,637,556
                                                                    --------------
INDUSTRIAL CONGLOMERATES -- 0.3%
        11,112  McDermott International, Inc.(2)                           687,722
                                                                    --------------
INSURANCE -- 3.7%
         2,951  Ace, Ltd.                                                  162,571
         4,931  Allied World Assurance Co. Holdings Ltd.                   195,366
         5,455  American Financial Group, Inc.                             145,921
        28,731  Arch Capital Group Ltd.(2)                               1,905,439
        76,615  Aspen Insurance Holdings Ltd.                            1,813,476
         1,522  Assurant, Inc.                                             100,391
        27,861  Axis Capital Holdings Ltd.                                 830,536
         8,243  Berkley (W.R.) Corp.                                       199,151
         8,135  Gallagher (Arthur J.) & Co.                                196,054
         5,612  Manulife Financial Corp.                                   194,793
         8,257  Max Capital Group Ltd.                                     176,122
         3,780  Nationwide Financial Services Cl A                         181,478
         5,995  Navigators Group Inc.(2)                                   324,030
        43,606  Platinum Underwriters Holdings, Ltd.                     1,421,992
                                                                    --------------
                                                                         7,847,320
                                                                    --------------
INTERNET & CATALOG RETAIL(3)
         3,295  NetFlix, Inc.(2)                                            85,901
                                                                    --------------
INTERNET SOFTWARE & SERVICES -- 0.6%
         6,402  Open Text Corp.(2)                                         205,504
       100,504  United Online, Inc.                                      1,008,055
                                                                    --------------
                                                                         1,213,559
                                                                    --------------
IT SERVICES -- 6.1%
        50,641  Accenture Ltd. Cl A                                      2,062,102
         7,754  Acxiom Corp.                                                89,093
        17,276  Alliance Data Systems Corp.(2)                             976,958
        23,178  Computer Sciences Corp.(2)                               1,085,658
         3,160  GAMCO Investors Inc. Cl A                                  156,799

Shares                                                                       Value

         9,460  Gartner, Inc.(2)                                          $196,011
         8,785  Heartland Payment Systems Inc.                             207,326
        49,809  Hewitt Associates Inc. Cl A(2)                           1,909,179
        15,451  International Business Machines Corp.                    1,831,407
        16,483  MAXIMUS, Inc.                                              573,938
        78,195  Metavante Technologies Inc.(2)                           1,768,771
         5,164  SAIC Inc.(2)                                               107,463
         6,869  Visa Inc. Cl A(2)                                          558,518
        50,246  Western Union Co. (The)                                  1,242,081
                                                                    --------------
                                                                        12,765,304
                                                                    --------------
LEISURE EQUIPMENT & PRODUCTS -- 1.6%
        52,884  Hasbro, Inc.                                             1,889,017
        35,216  Polaris Industries Inc.                                  1,422,022
                                                                    --------------
                                                                         3,311,039
                                                                    --------------
LIFE SCIENCES TOOLS & SERVICES -- 1.4%
        76,458  CGI Group, Inc. Cl A(2)                                    762,286
        42,826  Invitrogen Corp.(2)                                      1,681,349
         2,926  Millipore Corp.(2)                                         198,558
         3,663  PerkinElmer, Inc.                                          102,015
         3,617  Thermo Fisher Scientific Inc.(2)                           201,575
                                                                    --------------
                                                                         2,945,783
                                                                    --------------
MACHINERY -- 1.6%
        19,052  Actuant Corp. Cl A                                         597,280
         4,779  Chart Industries Inc.(2)                                   232,451
         4,047  Dover Corp.                                                195,753
         3,093  Flowserve Corp.                                            422,813
        13,105  Gardner Denver Inc.(2)                                     744,364
        14,822  Parker-Hannifin Corp.                                    1,057,105
         3,994  Robbins & Myers Inc.                                       199,181
                                                                    --------------
                                                                         3,448,947
                                                                    --------------
MEDIA -- 1.3%
         8,557  Cablevision Systems Corp. New York Group Cl A(2)           193,388
        15,078  DISH Network Corp. Cl A(2)                                 441,484
        13,138  New York Times Co. (The) Cl A                              202,194
         4,529  Omnicom Group Inc.                                         203,262
        25,922  R.H. Donnelley Corp.(2)                                     77,766
        52,350  Scholastic Corp.(2)                                      1,500,350
        10,764  Shaw Communications, Inc. Cl B                             219,155
                                                                    --------------
                                                                         2,837,599
                                                                    --------------

------
12

Long-Short Market Neutral

Shares                                                                       Value

METALS & MINING -- 0.8%
        18,860  AK Steel Holding Corp.                                 $ 1,301,339
         2,293  Freeport-McMoRan Copper & Gold, Inc.                       268,717
        12,666  Hecla Mining Co.(2)                                        117,287
         1,368  Nucor Corp.                                                102,149
                                                                    --------------
                                                                         1,789,492
                                                                    --------------
MULTI-UTILITIES -- 0.2%
         4,521  Public Service Enterprise Group Inc.                       207,650
         4,447  Wisconsin Energy Corp.                                     201,093
                                                                    --------------
                                                                           408,743
                                                                    --------------
MULTILINE RETAIL -- 1.3%
        61,382  Big Lots, Inc.(2)                                        1,917,574
         5,704  Dollar Tree, Inc.(2)                                       186,464
         5,264  Family Dollar Stores, Inc.                                 104,964
        23,743  Macy's Inc.                                                461,089
                                                                    --------------
                                                                         2,670,091
                                                                    --------------
OFFICE ELECTRONICS(3)
           524  Xerox Corp.                                                  7,105
                                                                    --------------
OIL & GAS STORAGE & TRANSPORTATION -- 0.1%
         5,347  TransCanada Corp.                                          207,303
                                                                    --------------
OIL, GAS & CONSUMABLE FUELS -- 8.7%
         1,539  Apache Corp.                                               213,921
         8,502  Bois d'Arc Energy Inc.(2)                                  206,684
        29,195  Cimarex Energy Co.                                       2,034,016
         1,894  Clayton Williams Energy Inc.(2)                            208,245
        22,147  ConocoPhillips                                           2,090,455
         2,255  Contango Oil & Gas Co.(2)                                  209,535
         5,514  Denbury Resources Inc.(2)                                  201,261
         1,779  Devon Energy Corp.                                         213,765
         5,029  El Paso Corp.                                              109,330
         2,910  Encore Acquisition Co.(2)                                  218,803
        22,473  Exxon Mobil Corp.                                        1,980,545
        23,139  Frontline Ltd.                                           1,614,639
         1,721  Hess Corp.                                                 217,173
        37,203  Holly Corp.                                              1,373,535
         2,392  Massey Energy Co.                                          224,250
        34,110  McMoRan Exploration Co.(2)                                 938,707
         2,175  Noble Energy Inc.                                          218,718
         2,668  Nordic American Tanker Shipping                            103,572
         2,434  Occidental Petroleum Corp.                                 218,719
         3,793  Petro-Canada                                               211,460
         3,870  Spectra Energy Corp.                                       111,224
        29,810  Stone Energy Corp.(2)                                    1,964,777
        13,105  Sunoco, Inc.                                               533,242

Shares                                                                       Value

         9,418  Talisman Energy, Inc.                                     $208,420
         8,906  Tesoro Corp.                                               176,072
         2,802  Tsakos Energy Navigation Ltd.                              103,898
        37,005  W&T Offshore Inc.                                        2,165,162
         5,464  Williams Companies, Inc. (The)                             220,254
                                                                    --------------
                                                                        18,290,382
                                                                    --------------
PAPER & FOREST PRODUCTS(3)
        17,865  Domtar Corp.(2)                                             97,364
                                                                    --------------
PERSONAL PRODUCTS -- 0.2%
         4,961  Bare Escentuals Inc.(2)                                     92,920
         2,822  Herbalife Ltd.                                             109,353
         6,001  NBTY Inc.(2)                                               192,391
                                                                    --------------
                                                                           394,664
                                                                    --------------
PHARMACEUTICALS -- 0.7%
        10,640  King Pharmaceuticals, Inc.(2)                              111,401
        11,421  K-V Pharmaceutical Co. Cl A(2)                             220,768
        27,182  Medicines Co.(2)                                           538,747
        21,501  Medicis Pharmaceutical Corp. Cl A                          446,791
         7,866  Watson Pharmaceuticals, Inc.(2)                            213,719
                                                                    --------------
                                                                         1,531,426
                                                                    --------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 1.5%
         7,246  American Campus Communities Inc.                           201,729
         5,600  Developers Diversified Realty Corp.                        194,376
        17,525  DiamondRock Hospitality Co.                                190,847
         2,689  General Growth Properties, Inc.                             94,196
        14,008  Host Hotels & Resorts Inc.                                 191,209
         6,872  iStar Financial Inc.                                        90,779
         7,009  Lexington Realty Trust                                      95,533
         1,916  Mid-America Apartment Communities Inc.                      97,793
         2,956  Public Storage Inc.                                        238,815
        34,507  Taubman Centers Inc.                                     1,678,765
                                                                    --------------
                                                                         3,074,042
                                                                    --------------
ROAD & RAIL -- 0.4%
         9,460  Arkansas Best Corp.                                        346,614
         2,138  Con-way Inc.                                               101,042
         2,864  Ryder System, Inc.                                         197,272
         2,719  Union Pacific Corp.                                        205,285
         5,833  YRC Worldwide Inc.(2)                                       86,737
                                                                    --------------
                                                                           936,950
                                                                    --------------

------
13

Long-Short Market Neutral

Shares                                                                       Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 4.5%
       177,684  Amkor Technology Inc.(2)                               $ 1,849,690
        51,173  ASM International N.V.                                   1,535,190
         9,257  Intel Corp.                                                198,840
       236,276  LSI Corp.(2)                                             1,450,735
         4,374  MKS Instruments, Inc.(2)                                    95,791
        91,695  National Semiconductor Corp.                             1,883,415
        44,853  NVIDIA Corp.(2)                                            839,648
        11,133  ON Semiconductor Corp.(2)                                  102,090
        11,910  PMC-Sierra, Inc.(2)                                         91,112
        35,234  Semtech Corp.(2)                                           495,742
        33,153  Skyworks Solutions, Inc.(2)                                327,220
        12,123  Texas Instruments Inc.                                     341,384
         3,795  Xilinx, Inc.                                                95,824
                                                                    --------------
                                                                         9,306,681
                                                                    --------------
SOFTWARE -- 3.1%
        24,809  Adobe Systems Inc.(2)                                      977,227
         6,801  Amdocs Ltd.(2)                                             200,085
         4,304  ANSYS, Inc.(2)                                             202,804
        31,025  BMC Software Inc.(2)                                     1,116,900
         8,676  CA, Inc.                                                   200,329
        10,640  Compuware Corp.(2)                                         101,506
        12,227  Informatica Corp.(2)                                       183,894
        27,014  Lawson Software Inc.(2)                                    196,392
         6,917  Mentor Graphics Corp.(2)                                   109,289
        63,199  Parametric Technology Corp.(2)                           1,053,527
         9,261  Red Hat Inc.(2)                                            191,610
         4,533  salesforce.com, inc.(2)                                    309,287
         6,392  Sybase, Inc.(2)                                            188,053
        10,466  Symantec Corp.(2)                                          202,517
        51,459  Synopsys, Inc.(2)                                        1,230,384
                                                                    --------------
                                                                         6,463,804
                                                                    --------------
SPECIALTY RETAIL -- 3.3%
         2,519  AutoZone, Inc.(2)                                          304,824
        51,622  Barnes & Noble Inc.                                      1,282,290
         2,149  Buckle Inc. (The)                                           98,274
       109,155  Gap, Inc. (The)                                          1,819,614
         3,714  Gymboree Corp.(2)                                          148,820
        84,110  RadioShack Corp.                                         1,032,030
        92,006  Rent-A-Center Inc.(2)                                    1,892,563
         5,575  Ross Stores, Inc.                                          198,024
         3,195  TJX Companies, Inc. (The)                                  100,547
                                                                    --------------
                                                                         6,876,986
                                                                    --------------

Shares                                                                       Value

TEXTILES, APPAREL & LUXURY GOODS -- 1.0%
         6,810  Jones Apparel Group, Inc.                                  $93,638
         1,603  Polo Ralph Lauren Corp.                                    100,636
        72,024  Skechers U.S.A., Inc. Cl A(2)                            1,423,194
         8,965  Warnaco Group Inc. (The)(2)                                395,088
         7,573  Wolverine World Wide, Inc.                                 201,972
                                                                    --------------
                                                                         2,214,528
                                                                    --------------
THRIFTS & MORTGAGE FINANCE -- 0.1%
         9,285  Northwest Bancorp Inc.                                     202,599
                                                                    --------------
TOBACCO(3)
         5,072  Altria Group Inc.                                          104,280
                                                                    --------------
TRADING COMPANIES & DISTRIBUTORS -- 0.1%
         7,937  Applied Industrial Technologies Inc.                       191,837
                                                                    --------------
WIRELESS TELECOMMUNICATION SERVICES -- 1.6%
         4,780  American Tower Corp. Cl A(2)                               201,955
        40,163  Rogers Communications Inc. Cl B                          1,552,702
        99,311  Syniverse Holdings, Inc.(2)                              1,608,838
                                                                    --------------
                                                                         3,363,495
                                                                    --------------
TOTAL COMMON STOCKS
(Cost $192,416,070)                                                    192,791,100
                                                                    --------------

Shares/Principal Amount

Temporary Cash Investments -- 6.1%

   $12,874,000  FHLB Discount Notes, 2.00%, 7/1/08(4)
(Cost $12,874,000)                                                      12,874,000
                                                                    --------------
TOTAL INVESTMENT SECURITIES -- 97.2%
(Cost $205,290,070)                                                    205,665,100
                                                                    --------------
TOTAL SECURITIES SOLD SHORT -- (88.5)%                               (187,373,180)
                                                                    --------------
OTHER ASSETS AND LIABILITIES -- 91.3%                                  193,337,724
                                                                    --------------
TOTAL NET ASSETS -- 100.0%                                           $ 211,629,644
                                                                    ==============

Securities Sold Short -- (88.5)%

AEROSPACE & DEFENSE -- (2.2)%
      (26,861)  AAR Corp.                                                (363,429)
      (24,913)  CAE Inc.                                                 (281,268)
       (2,139)  Curtiss-Wright Corp.                                      (95,699)
       (1,335)  DRS Technologies, Inc.                                   (105,091)
      (30,841)  DynCorp International Inc. Cl A                          (467,241)
       (9,867)  Hexcel Corp.                                             (190,433)
      (21,189)  Moog Inc. Cl A                                           (789,078)

------
14

Long-Short Market Neutral

Shares                                                                       Value

         (965)  Precision Castparts Corp.                                $(92,997)
      (57,060)  Spirit AeroSystems Holdings Inc. Cl A                  (1,094,411)
      (23,656)  Triumph Group, Inc.                                    (1,114,198)
                                                                    --------------
                                                                       (4,593,845)
                                                                    --------------
AIR FREIGHT & LOGISTICS -- (0.1)%
       (1,294)  FedEx Corp.                                              (101,954)
       (1,582)  United Parcel Service, Inc. Cl B                          (97,246)
                                                                    --------------
                                                                         (199,200)
                                                                    --------------
AUTO COMPONENTS -- (0.6)%
       (5,626)  Exide Technologies                                        (94,292)
       (6,549)  Gentex Corp.                                              (94,568)
      (54,564)  Goodyear Tire & Rubber Co. (The)                         (972,876)
       (5,852)  Tenneco Inc.                                              (79,177)
       (2,003)  WABCO Holdings Inc.                                       (93,059)
                                                                    --------------
                                                                       (1,333,972)
                                                                    --------------
AUTOMOBILES -- (0.7)%
      (30,966)  Harley-Davidson, Inc.                                  (1,122,827)
      (37,530)  Winnebago Industries, Inc.                               (382,431)
                                                                    --------------
                                                                       (1,505,258)
                                                                    --------------
BEVERAGES -- (0.1)%
       (2,976)  Hansen Natural Corp.                                      (85,769)
                                                                    --------------
BIOTECHNOLOGY -- (2.3)%
       (1,673)  Abraxis BioScience, Inc.                                 (106,169)
       (3,439)  Acorda Therapeutics, Inc.                                (112,902)
       (7,622)  Alexion Pharmaceuticals Inc.                             (552,595)
      (11,435)  Alkermes, Inc.                                           (141,337)
      (40,031)  Amylin Pharmaceuticals, Inc.                           (1,016,387)
       (8,205)  Applera Corporation - Celera Genomics Group               (93,208)
      (19,060)  Cepheid                                                  (535,967)
      (10,444)  ImClone Systems Inc.                                     (422,564)
      (93,533)  Medarex, Inc.                                            (618,253)
      (20,646)  Savient Pharmaceuticals Inc.                             (522,344)
      (23,870)  Theravance Inc.                                          (283,337)
       (2,932)  United Therapeutics Corp.                                (286,603)
      (13,473)  ZymoGenetics, Inc.                                       (113,443)
                                                                    --------------
                                                                       (4,805,109)
                                                                    --------------
BUILDING PRODUCTS -- (0.6)%
         (904)  Ameron International Corp.                               (108,462)
      (18,012)  Owens Corning Inc.                                       (409,773)
      (28,153)  USG Corp.                                                (832,484)
                                                                    --------------
                                                                       (1,350,719)
                                                                    --------------
CAPITAL MARKETS -- (0.8)%
         (513)  BlackRock, Inc.                                           (90,800)
      (68,461)  Blackstone Group L.P. (The)                            (1,246,675)
       (5,572)  Jefferies Group, Inc.                                     (93,721)

Shares                                                                       Value

       (8,648)  Lehman Brothers Holdings Inc.                           $(171,317)
       (5,612)  Merrill Lynch & Co., Inc.                                (177,957)
                                                                    --------------
                                                                       (1,780,470)
                                                                    --------------
CHEMICALS -- (1.5)%
       (2,383)  Albemarle Corp.                                           (95,106)
       (3,616)  Cabot Corp.                                               (87,905)
       (1,682)  Eastman Chemical Co.                                     (115,823)
       (2,353)  Ecolab Inc.                                              (101,155)
       (3,416)  Methanex Corp.                                            (95,716)
       (4,133)  Olin Corp.                                               (108,202)
       (2,663)  OM Group, Inc.                                            (87,319)
       (1,080)  Praxair, Inc.                                            (101,779)
       (2,120)  Rohm and Haas Co.                                         (98,453)
       (5,017)  Scotts Miracle-Gro Co. (The) Cl A                         (88,149)
       (3,381)  Sensient Technologies Corp.                               (95,209)
      (46,533)  Valspar Corp.                                            (879,939)
      (51,543)  Zoltek Companies., Inc.                                (1,249,918)
                                                                    --------------
                                                                       (3,204,673)
                                                                    --------------
COMMERCIAL BANKS -- (1.8)%
       (4,790)  Bank of Montreal                                         (197,492)
      (23,140)  Canadian Imperial Bank of Commerce                     (1,271,312)
      (50,124)  Colonial BancGroup Inc. (The)                            (221,548)
      (41,152)  Huntington Bancshares Inc.                               (237,447)
      (18,636)  KeyCorp                                                  (204,623)
      (43,390)  MB Financial, Inc.                                       (974,973)
      (40,993)  National City Corp.                                      (195,537)
      (13,603)  Susquehanna Bancshares Inc.                              (186,225)
       (3,237)  Toronto-Dominion Bank (The)                              (201,568)
      (11,903)  Wachovia Corp.                                           (184,853)
                                                                    --------------
                                                                       (3,875,578)
                                                                    --------------
COMMERCIAL SERVICES & SUPPLIES -- (2.7)%
       (2,233)  Avery Dennison Corp.                                      (98,095)
       (1,399)  Clean Harbors Inc.                                        (99,413)
       (3,881)  Corrections Corp. of America                             (106,611)
      (56,037)  Geo Group Inc. (The)                                   (1,260,832)
      (78,293)  Healthcare Services Group, Inc.                        (1,190,837)
      (21,331)  Huron Consulting Group Inc.                              (967,148)
      (37,243)  Mine Safety Appliances Company                         (1,489,348)
       (2,932)  Pitney Bowes, Inc.                                        (99,981)
       (3,873)  Stantec Inc.                                              (99,885)
       (1,951)  Stericycle Inc.                                          (100,867)
       (3,085)  Waste Connections, Inc.                                   (98,503)
                                                                    --------------
                                                                       (5,611,520)
                                                                    --------------

------
15

Long-Short Market Neutral

Shares                                                                       Value

COMMUNICATIONS EQUIPMENT -- (1.3)%
     (101,193)  Aruba Networks, Inc.                                   $ (529,239)
       (4,143)  Cisco Systems Inc.                                        (96,366)
       (6,090)  EchoStar Corp. Cl A                                      (190,130)
       (2,145)  Hughes Communications, Inc.                              (105,298)
      (28,109)  Loral Space & Communications Inc.                        (495,281)
       (6,664)  Riverbed Technology, Inc.                                 (91,430)
     (156,094)  Sonus Networks Inc.                                      (533,841)
     (211,886)  Sycamore Networks Inc.                                   (682,273)
                                                                    --------------
                                                                       (2,723,858)
                                                                    --------------
COMPUTERS & PERIPHERALS -- (0.2)%
         (984)  Apple Inc.                                               (164,761)
       (2,802)  Diebold, Inc.                                             (99,695)
       (4,365)  Intermec Inc.                                             (92,014)
                                                                    --------------
                                                                         (356,470)
                                                                    --------------
CONSTRUCTION & ENGINEERING -- (0.1)%
       (2,122)  Layne Christensen Co.                                     (92,923)
                                                                    --------------
CONSTRUCTION MATERIALS -- (1.2)%
       (3,434)  Eagle Materials Inc.                                      (86,983)
       (7,956)  Martin Marietta Materials, Inc.                          (824,162)
      (22,279)  Texas Industries Inc.                                  (1,250,520)
       (7,284)  Vulcan Materials Co.                                     (435,438)
                                                                    --------------
                                                                       (2,597,103)
                                                                    --------------
CONSUMER FINANCE -- (0.6)%
      (54,516)  First Marblehead Corp. (The)                             (140,106)
      (53,483)  SLM Corporation                                        (1,034,896)
       (1,989)  Student Loan Corp.                                       (195,081)
                                                                    --------------
                                                                       (1,370,083)
                                                                    --------------
CONTAINERS & PACKAGING -- (0.6)%
       (4,475)  Bemis Co., Inc.                                          (100,329)
       (4,890)  Sealed Air Corp.                                          (92,959)
     (103,758)  Temple-Inland Inc.                                     (1,169,353)
                                                                    --------------
                                                                       (1,362,641)
                                                                    --------------
DISTRIBUTORS -- (0.3)%
       (1,472)  Central European Distribution Corp.                      (109,149)
       (2,493)  Genuine Parts Co.                                         (98,922)
      (21,485)  LKQ Corp.                                                (388,234)
                                                                    --------------
                                                                         (596,305)
                                                                    --------------
DIVERSIFIED CONSUMER SERVICES -- (1.3)%
      (10,229)  Capella Education Co.                                    (610,160)
       (5,782)  Coinstar Inc.                                            (189,129)
      (67,079)  H&R Block, Inc.                                        (1,435,491)
      (21,654)  Jackson Hewitt Tax Service Inc.                          (264,612)

Shares                                                                       Value

      (10,348)  Service Corp. International                            $ (102,031)
       (3,974)  Sotheby's                                                (104,794)
                                                                    --------------
                                                                       (2,706,217)
                                                                    --------------
DIVERSIFIED FINANCIAL SERVICES -- (0.2)%
      (11,263)  CIT Group Inc.                                            (76,701)
      (10,487)  Citigroup Inc.                                           (175,762)
         (240)  CME Group Inc.                                            (91,966)
                                                                    --------------
                                                                         (344,429)
                                                                    --------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- (1.8)%
       (3,009)  AT&T Inc.                                                (101,373)
      (53,940)  Cbeyond, Inc.                                            (864,119)
     (168,768)  FairPoint Communications, Inc.                         (1,216,817)
      (67,898)  Global Crossing Ltd.                                   (1,218,090)
     (165,160)  IDT Corp. Cl B                                           (280,772)
      (13,073)  PAETEC Holding Corp.                                      (83,014)
       (5,801)  tw telecom inc.                                           (92,990)
                                                                    --------------
                                                                       (3,857,175)
                                                                    --------------
ELECTRIC UTILITIES -- (0.8)%
       (2,355)  Allete Inc.                                               (98,910)
       (4,239)  Cleco Corp.                                               (98,896)
      (39,696)  IDACORP, Inc.                                          (1,146,817)
       (1,926)  ITC Holdings Corp.                                        (98,438)
       (3,242)  Pinnacle West Capital Corp.                               (99,756)
       (4,570)  Westar Energy Inc.                                        (98,301)
                                                                    --------------
                                                                       (1,641,118)
                                                                    --------------
ELECTRICAL EQUIPMENT -- (1.6)%
      (58,456)  Evergreen Solar Inc.                                     (566,439)
         (386)  First Solar Inc.                                         (105,309)
      (38,963)  Franklin Electric Co., Inc.                            (1,510,985)
      (18,062)  General Cable Corp.                                    (1,099,073)
       (1,972)  Rockwell Automation Inc.                                  (86,235)
       (2,701)  Thomas & Betts Corp.                                     (102,232)
                                                                    --------------
                                                                       (3,470,273)
                                                                    --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- (1.7)%
       (1,666)  Anixter International Inc.                                (99,110)
       (4,584)  Checkpoint Systems, Inc.                                  (95,714)
       (5,301)  Daktronics Inc.                                          (106,921)
      (82,761)  Echelon Corp.                                            (902,095)
      (76,368)  IPG Photonics Corp.                                    (1,436,482)
       (1,081)  Itron Inc.                                               (106,316)
      (26,473)  L-1 Indentity Solutions, Inc.                            (352,620)
       (4,737)  National Instruments Corp.                               (134,389)
       (3,603)  Plexus Corp.                                              (99,731)
       (3,017)  Rofin-Sinar Technologies Inc.                             (91,114)
       (2,983)  Tech Data Corp.                                          (101,094)
                                                                    --------------
                                                                       (3,525,586)
                                                                    --------------

------
16

Long-Short Market Neutral

Shares                                                                       Value

ENERGY EQUIPMENT & SERVICES -- (2.4)%
      (42,019)  BJ Services Co.                                      $ (1,342,087)
       (1,915)  Cameron International Corp.                              (105,995)
       (4,322)  CARBO Ceramics Inc.                                      (252,189)
       (2,635)  Helix Energy Solutions Group, Inc.                       (109,721)
      (26,382)  Hornbeck Offshore Services Inc.                        (1,490,847)
      (11,340)  Nabors Industries Ltd.                                   (558,268)
       (1,986)  NATCO Group Inc. Cl A                                    (108,297)
      (10,870)  Parker Drilling Co.                                      (108,809)
      (57,418)  RPC, Inc.                                                (964,622)
       (4,320)  TETRA Technologies, Inc.                                 (102,427)
                                                                    --------------
                                                                       (5,143,262)
                                                                    --------------
FOOD & STAPLES RETAILING -- (1.4)%
       (9,133)  Great Atlantic & Pacific Tea Co. (The)                   (208,415)
      (55,372)  Rite Aid Corp.                                            (88,041)
      (75,822)  United Natural Foods Inc.                              (1,477,013)
      (46,114)  Whole Foods Market, Inc.                               (1,092,441)
                                                                    --------------
                                                                       (2,865,910)
                                                                    --------------
FOOD PRODUCTS -- (0.8)%
       (5,107)  Bunge Ltd.                                               (549,973)
          (67)  Seaboard Corp.                                           (103,917)
      (54,205)  Smithfield Foods Inc.                                  (1,077,595)
                                                                    --------------
                                                                       (1,731,485)
                                                                    --------------
GAS UTILITIES -- (0.7)%
       (3,130)  New Jersey Resources Corp.                               (102,194)
       (1,540)  Questar Corp.                                            (109,402)
      (49,184)  Southern Union Co.                                     (1,328,952)
                                                                    --------------
                                                                       (1,540,548)
                                                                    --------------
HEALTH CARE EQUIPMENT & SUPPLIES -- (2.8)%
       (9,757)  Advanced Medical Optics Inc.                             (182,846)
      (40,209)  Cooper Companies, Inc. (The)                           (1,493,764)
      (20,457)  ev3 Inc.                                                 (193,932)
      (22,751)  Haemonetics Corporation                                (1,261,770)
         (368)  Intuitive Surgical Inc.                                   (99,139)
      (11,665)  Inverness Medical Innovations, Inc.                      (386,928)
       (3,490)  Meridian Bioscience Inc.                                  (93,952)
      (16,286)  NuVasive, Inc.                                           (727,333)
       (8,438)  ResMed Inc.                                              (301,574)
      (65,704)  Thoratec Corp.                                         (1,142,593)
                                                                    --------------
                                                                       (5,883,831)
                                                                    --------------

Shares                                                                       Value

HEALTH CARE PROVIDERS & SERVICES -- (2.9)%
      (15,082)  Brookdale Senior Living Inc.                           $ (307,070)
       (6,514)  Cardinal Health, Inc.                                    (335,992)
       (3,117)  Community Health Systems Inc.                            (102,799)
      (28,836)  Coventry Health Care Inc.                                (877,191)
       (5,017)  Eclipsys Corporation                                      (92,112)
       (4,461)  Emergency Medical Services Corp. Cl A                    (100,952)
      (67,334)  Emeritus Corp.                                           (984,423)
         (802)  Health Management Associates, Inc. Cl A                    (5,222)
      (12,156)  Healthspring Inc.                                        (205,193)
       (2,474)  Humana Inc.                                               (98,391)
       (4,057)  Kindred Healthcare Inc.                                  (116,679)
       (8,731)  LifePoint Hospitals Inc.                                 (247,087)
       (2,706)  Magellan Health Services Inc.                            (100,203)
      (22,368)  Omnicare, Inc.                                           (586,489)
      (15,117)  Psychiatric Solutions, Inc.                              (572,027)
      (37,919)  UnitedHealth Group Inc.                                  (995,374)
       (5,814)  Universal Health Services, Inc. Cl B                     (367,561)
                                                                    --------------
                                                                       (6,094,765)
                                                                    --------------
HEALTH CARE TECHNOLOGY -- (1.0)%
      (90,724)  Allscripts Healthcare Solutions, Inc.                  (1,125,885)
      (79,980)  Omnicell Inc.                                          (1,054,136)
                                                                    --------------
                                                                       (2,180,021)
                                                                    --------------
HOTELS, RESTAURANTS & LEISURE -- (2.8)%
      (11,758)  Ameristar Casinos Inc.                                   (162,496)
       (5,546)  Brinker International, Inc.                              (104,819)
      (73,635)  Cheesecake Factory Inc.                                (1,171,533)
      (50,241)  Gaylord Entertainment Co.                              (1,203,774)
       (6,072)  International Game Technology                            (151,679)
       (4,247)  Jack in the Box Inc.                                      (95,175)
      (22,072)  Las Vegas Sands Corp.                                  (1,047,096)
       (2,564)  MGM Mirage                                                (86,894)
       (2,361)  Orient-Express Hotels Ltd. Cl A                          (102,562)
       (2,612)  Penn National Gaming, Inc.                                (83,976)
      (39,551)  Royal Caribbean Cruises Ltd.                             (888,711)
      (14,137)  Scientific Games Corp. Cl A                              (418,738)
       (6,469)  Sonic Corp.                                               (95,741)
       (5,879)  Starbucks Corporation                                     (92,535)
       (3,426)  Tim Hortons, Inc.                                         (98,292)
       (1,141)  Wynn Resorts Ltd.                                         (92,820)
                                                                    --------------
                                                                       (5,896,841)
                                                                    --------------

------
17

Long-Short Market Neutral

Shares                                                                       Value

HOUSEHOLD DURABLES -- (0.3)%
       (1,773)  Black & Decker Corp.                                   $ (101,965)
       (1,609)  Fortune Brands, Inc.                                     (100,418)
       (2,378)  Garmin Ltd.                                              (101,874)
       (5,549)  KB Home                                                   (93,944)
       (5,653)  Newell Rubbermaid Inc.                                    (94,914)
       (1,581)  Whirlpool Corp.                                           (97,595)
                                                                    --------------
                                                                         (590,710)
                                                                    --------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- (0.1)%
       (1,258)  Constellation Energy Group Inc.                          (103,282)
                                                                    --------------
INDUSTRIAL CONGLOMERATES -- (0.7)%
      (37,901)  Carlisle Companies Inc.                                (1,099,129)
       (3,789)  General Electric Co.                                     (101,128)
       (2,005)  Textron Inc.                                              (96,100)
       (2,416)  Tyco International Ltd.                                   (96,737)
                                                                    --------------
                                                                       (1,393,094)
                                                                    --------------
INSURANCE -- (6.7)%
       (2,743)  Argo Group International Holdings, Ltd.                   (92,055)
       (5,259)  Brown & Brown Inc.                                        (91,454)
      (91,787)  Conseco Inc.                                             (910,527)
      (21,002)  Fidelity National Title Group, Inc. Cl A                 (264,625)
       (3,568)  First American Financial Corp. (The)                      (94,195)
       (2,392)  Hanover Insurance Group Inc.                             (101,660)
       (2,398)  Hilb Rogal & Hobbs Co.                                   (104,217)
      (30,519)  Infinity Property & Casualty Corp.                     (1,267,149)
      (38,437)  IPC Holdings, Ltd.                                     (1,020,502)
      (59,197)  Marsh & McLennan Companies, Inc.                       (1,571,680)
      (31,578)  Mercury General Corp.                                  (1,475,324)
      (93,533)  Montpelier Re Holdings Ltd.                            (1,379,612)
      (17,557)  Old Republic International Corp.                         (207,875)
      (11,384)  Phoenix Companies Inc.                                    (86,632)
      (45,587)  Progressive Corp. (The)                                  (853,389)
      (38,703)  Protective Life Corp.                                  (1,472,649)
       (1,507)  Prudential Financial, Inc.                                (90,028)
       (2,000)  Stancorp Financial Group Inc.                             (93,920)
      (12,001)  State Auto Financial Corp.                               (287,184)
       (2,386)  Sun Life Financial, Inc.                                  (97,707)

Shares                                                                       Value

          (40)  United Fire & Casualty Co.                                $(1,078)
         (261)  Wesco Financial Corp.                                     (99,702)
       (2,690)  White Mountains Insurance Group Ltd.                   (1,154,010)
      (40,632)  Zenith National Insurance Corp.                        (1,428,621)
                                                                    --------------
                                                                      (14,245,795)
                                                                    --------------
INTERNET & CATALOG RETAIL -- (0.6)%
       (1,255)  Amazon.com, Inc.                                          (92,029)
     (229,528)  Coldwater Creek Inc.                                   (1,211,908)
                                                                    --------------
                                                                       (1,303,937)
                                                                    --------------
INTERNET SOFTWARE & SERVICES -- (1.8)%
      (25,716)  DealerTrack Holdings Inc.                                (362,853)
      (16,684)  Equinix Inc.                                           (1,488,546)
       (4,637)  Omniture, Inc.                                            (86,109)
     (105,946)  RealNetworks Inc.                                        (699,244)
      (48,199)  SAVVIS Inc.                                              (622,249)
      (18,584)  VistaPrint Ltd.                                          (497,308)
                                                                    --------------
                                                                       (3,756,309)
                                                                    --------------
IT SERVICES -- (4.1)%
       (4,663)  Broadridge Financial Solutions, Inc.                      (98,156)
      (34,515)  Cognizant Technology Solutions Corp. Cl A              (1,122,083)
      (23,373)  DST Systems, Inc.                                      (1,286,684)
      (75,950)  Euronet Worldwide Inc.                                 (1,283,555)
      (53,518)  Iron Mountain Incorporated                             (1,420,903)
     (222,194)  Isilon Systems Inc.                                      (986,541)
      (55,084)  SRA International, Inc. Cl A                           (1,237,187)
       (7,443)  VeriFone Holdings Inc.                                    (88,943)
      (50,449)  Wright Express Corp.                                   (1,251,135)
                                                                    --------------
                                                                       (8,775,187)
                                                                    --------------
LEISURE EQUIPMENT & PRODUCTS -- (0.1)%
       (8,117)  Eastman Kodak Co.                                        (117,128)
       (5,488)  Mattel, Inc.                                              (93,955)
                                                                    --------------
                                                                         (211,083)
                                                                    --------------
LIFE SCIENCES TOOLS & SERVICES -- (2.2)%
      (64,422)  Affymetrix Inc.                                          (662,902)
      (31,909)  AMAG Pharmaceuticals, Inc.                             (1,088,097)
       (8,173)  Bruker Corp.                                             (105,023)
       (5,432)  Charles River Laboratories                               (347,213)
      (17,590)  Covance Inc.                                           (1,513,092)
       (1,260)  Illumina, Inc.                                           (109,759)
      (41,647)  MDS, Inc.                                                (674,681)
       (4,434)  PAREXEL International Corp.                              (116,659)
                                                                    --------------
                                                                       (4,617,426)
                                                                    --------------

------
18

Long-Short Market Neutral

Shares                                                                       Value

MACHINERY -- (3.5)%
      (33,531)  Albany International Corp.                             $ (972,399)
      (88,743)  Briggs & Stratton Corp.                                (1,125,261)
       (3,395)  CLARCOR Inc.                                             (119,164)
      (25,902)  ESCO Technologies Inc.                                 (1,215,322)
      (28,157)  Graco Inc.                                             (1,071,937)
      (26,011)  Kaydon Corp.                                           (1,337,226)
       (1,070)  Lindsay Corp.                                             (90,918)
       (1,406)  Navistar International Corp.                              (92,543)
       (2,272)  Paccar Inc.                                               (95,038)
      (11,419)  Terex Corp.                                              (586,594)
      (17,255)  Timken Co.                                               (568,380)
       (2,442)  Titan International Inc.                                  (86,983)
                                                                    --------------
                                                                       (7,361,765)
                                                                    --------------
MARINE -- (0.1)%
      (10,619)  Navios Maritime Holdings Inc.                            (102,899)
                                                                    --------------
MEDIA -- (1.6)%
       (2,096)  Arbitron Inc.                                             (99,560)
       (4,174)  Discovery Holding Company Series A                        (91,661)
      (20,263)  Hearst-Argyle Television, Inc.                           (389,050)
       (3,895)  Interactive Data Corp.                                    (97,881)
      (41,053)  Lamar Advertising Co. Cl A                             (1,479,140)
       (3,924)  Liberty Media Corp. Series A                              (95,079)
      (38,858)  Live Nation Inc.                                         (411,118)
       (3,628)  Meredith Corp.                                           (102,636)
       (6,207)  News Corp. Cl A                                           (93,353)
       (6,660)  Regal Entertainment Group Cl A                           (101,765)
         (185)  Washington Post Co. (The) Cl B                           (108,576)
       (6,618)  World Wrestling Entertainment, Inc. Cl A                 (102,380)
      (24,567)  XM Satellite Radio Holdings Inc. Cl A                    (192,605)
                                                                    --------------
                                                                       (3,364,804)
                                                                    --------------
METALS & MINING -- (2.5)%
       (2,704)  Alcoa Inc.                                                (96,316)
       (1,676)  Allegheny Technologies Inc.                               (99,353)
       (3,948)  AMCOL International Corp.                                (112,360)
       (2,281)  Carpenter Technology                                      (99,566)
         (999)  Cleveland-Cliffs Inc.                                    (119,071)
       (2,684)  Commercial Metals Co.                                    (101,187)
       (3,581)  Harry Winston Diamond Corp.                              (103,097)
      (26,527)  Haynes International Inc.                              (1,526,629)
       (1,723)  Kaiser Aluminum Corp.                                     (92,232)
      (14,260)  Natural Resource Partners L.P.                           (587,512)

Shares                                                                       Value

      (32,384)  RTI International Metals, Inc.                       $ (1,153,518)
      (10,423)  Silver Standard Resources Inc.                           (298,619)
      (21,276)  Silver Wheaton Corp.                                     (311,693)
      (46,743)  Titanium Metals Corp.                                    (653,935)
                                                                    --------------
                                                                       (5,355,088)
                                                                    --------------
MULTI-UTILITIES -- (0.9)%
       (2,437)  Ameren Corp.                                             (102,915)
      (47,240)  Avista Corp.                                           (1,013,770)
       (3,005)  Black Hills Corp.                                         (96,340)
       (6,758)  CMS Energy Corp.                                         (100,694)
       (2,226)  Dominion Resources Inc.                                  (105,713)
       (8,549)  Integrys Energy Group Inc.                               (434,546)
       (3,196)  OGE Energy Corp.                                         (101,345)
                                                                    --------------
                                                                       (1,955,323)
                                                                    --------------
MULTILINE RETAIL -- (0.7)%
       (2,839)  J.C. Penney Co., Inc.                                    (103,027)
       (2,340)  Kohl's Corp.                                              (93,694)
      (38,270)  Nordstrom, Inc.                                        (1,159,581)
       (8,481)  Saks Inc.                                                 (93,121)
       (2,042)  Target Corp.                                              (94,933)
                                                                    --------------
                                                                       (1,544,356)
                                                                    --------------
OIL, GAS & CONSUMABLE FUELS -- (5.9)%
      (17,874)  Atlas America Inc.                                       (805,224)
      (61,474)  Boardwalk Pipeline Partners, L.P.                      (1,444,024)
       (1,576)  Cabot Oil & Gas Corp.                                    (106,742)
       (1,519)  Carrizo Oil & Gas Inc.                                   (103,429)
       (1,668)  Chesapeake Energy Corp.                                  (110,021)
       (2,499)  CNX Gas Corp.                                            (105,058)
      (16,524)  Crosstex Energy, L.P.                                    (473,908)
       (3,929)  Delta Petroleum Corp.                                    (100,268)
      (48,027)  Denison Mines Corp.                                      (421,677)
       (8,131)  Enbridge Energy Partners, L.P. Cl A                      (409,071)
       (2,379)  Enbridge Inc.                                            (102,725)
       (3,447)  Energy Transfer Equity, L.P.                              (99,929)
       (3,517)  Enterprise Products Partners L.P.                        (103,892)
         (812)  EOG Resources Inc.                                       (106,534)
       (4,154)  Frontier Oil Corp.                                        (99,323)
       (1,566)  GMX Resources Inc.                                       (116,041)
      (54,133)  Linn Energy, LLC                                       (1,345,205)
      (16,732)  Newfield Exploration Company                           (1,091,763)
       (1,461)  Penn Virginia Corp.                                      (110,189)
       (9,149)  Permian Basin Royalty Trust                              (241,625)
       (2,691)  PetroHawk Energy Corp.                                   (124,620)
       (1,552)  Petroleum Development Corp.                              (103,192)

------
19

Long-Short Market Neutral

Shares                                                                       Value

       (9,050)  Pioneer Natural Resources Co.                          $ (708,434)
       (1,706)  Range Resources Corporation                              (111,811)
       (4,170)  Regency Energy Partners L.P.                             (101,081)
       (3,551)  Ship Finance International Ltd.                          (104,861)
       (1,717)  Suncor Energy Inc.                                        (99,793)
      (17,052)  Ultra Petroleum Corp.                                  (1,674,506)
      (33,206)  USEC Inc.                                                (201,892)
      (39,760)  Venoco, Inc.                                             (922,830)
      (46,591)  VeraSun Energy Corp.                                     (192,421)
      (16,110)  Western Refining Inc.                                    (190,742)
      (20,685)  World Fuel Services Corp.                                (453,829)
       (1,508)  XTO Energy Inc.                                          (103,313)
                                                                    --------------
                                                                      (12,589,973)
                                                                    --------------
PAPER & FOREST PRODUCTS -- (1.1)%
     (137,376)  Louisiana-Pacific Corp.                                (1,166,322)
      (24,526)  Weyerhaeuser Co.                                       (1,254,260)
                                                                    --------------
                                                                       (2,420,582)
                                                                    --------------
PERSONAL PRODUCTS -- (0.3)%
      (19,734)  Avon Products, Inc.                                      (710,819)
                                                                    --------------
PHARMACEUTICALS -- (0.8)%
       (1,899)  Allergan, Inc.                                            (98,843)
       (4,388)  Alpharma Inc. Cl A                                        (98,862)
      (15,165)  Auxilium Pharmaceuticals, Inc.                           (509,847)
       (2,537)  Barr Pharmaceuticals Inc.                                (114,368)
      (17,031)  Mylan Inc.                                               (205,564)
       (3,222)  Perrigo Co.                                              (102,363)
      (12,205)  XenoPort, Inc.                                           (476,361)
                                                                    --------------
                                                                       (1,606,208)
                                                                    --------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- (1.4)%
       (2,168)  Camden Property Trust                                     (95,955)
       (4,543)  Douglas Emmett Inc.                                       (99,810)
      (45,089)  Equity One, Inc.                                         (926,579)
       (6,803)  First Industrial Realty Trust Inc.                       (186,878)
       (3,165)  HCP, Inc.                                                (100,679)
      (15,158)  Healthcare Realty Trust Inc.                             (360,306)
       (2,140)  Potlatch Corp.                                            (96,557)
      (51,444)  UDR, Inc.                                              (1,151,317)
                                                                    --------------
                                                                       (3,018,081)
                                                                    --------------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- (1.2)%
      (61,118)  Brookfield Properties Corp.                            (1,087,289)
       (5,017)  CB Richard Ellis Group, Inc. Cl A                         (96,327)

Shares                                                                       Value

      (40,955)  Forest City Enterprises, Inc. Cl A                   $ (1,319,570)
                                                                    --------------
                                                                       (2,503,186)
                                                                    --------------
ROAD & RAIL -- (1.0)%
      (18,140)  AMERCO                                                   (864,915)
      (31,507)  Genesee & Wyoming Inc. Cl A                            (1,071,868)
       (9,477)  Hertz Global Holdings, Inc.                               (90,980)
                                                                    --------------
                                                                       (2,027,763)
                                                                    --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- (2.9)%
     (138,651)  Advanced Micro Devices, Inc.                             (808,335)
       (4,661)  Altera Corp.                                              (96,483)
      (36,048)  Cavium Networks Inc.                                     (757,008)
      (14,886)  Diodes Inc.                                              (411,449)
       (5,109)  FormFactor, Inc.                                          (94,159)
      (34,292)  Hittite Microwave Corp.                                (1,221,481)
       (4,495)  International Rectifier Corp.                             (86,304)
       (4,874)  Maxim Integrated Products, Inc.                          (103,085)
       (1,577)  MEMC Electronic Materials Inc.                            (97,049)
     (194,871)  Micron Technology, Inc.                                (1,169,226)
      (62,304)  Rambus Inc.                                            (1,188,137)
                                                                    --------------
                                                                       (6,032,716)
                                                                    --------------
SOFTWARE -- (2.0)%
       (2,543)  Advent Software, Inc.                                     (91,752)
       (4,917)  Blackbaud, Inc.                                          (105,224)
       (2,678)  Blackboard Inc.                                          (102,380)
       (3,315)  Citrix Systems, Inc.                                      (97,494)
       (2,866)  Concur Technologies, Inc.                                 (95,237)
       (2,183)  Electronic Arts Inc.                                      (96,991)
       (3,952)  FactSet Research Systems Inc.                            (222,735)
      (14,243)  Intuit Inc.                                              (392,680)
       (6,565)  Macrovision Solutions Corp.                               (98,212)
       (2,810)  McAfee Inc.                                               (95,624)
       (3,392)  MICROS Systems, Inc.                                     (103,422)
       (3,656)  Microsoft Corp.                                          (100,577)
      (30,848)  Synchronoss Technologies, Inc.                           (278,557)
      (74,378)  THQ Inc.                                               (1,506,898)
      (87,757)  VASCO Data Security International, Inc.                  (924,081)
                                                                    --------------
                                                                       (4,311,864)
                                                                    --------------
SPECIALTY RETAIL -- (3.6)%
      (14,859)  Aaron Rents Inc.                                         (331,801)
       (8,321)  AutoNation, Inc.                                          (83,377)
       (9,766)  Bebe Stores Inc.                                          (93,851)

------
20

Long-Short Market Neutral

Shares                                                                       Value

      (30,541)  Bed Bath & Beyond Inc.                                 $ (858,202)
      (14,771)  Borders Group Inc.                                        (88,627)
      (37,128)  Cabela's Inc.                                            (408,779)
      (51,541)  CarMax, Inc.                                             (731,367)
      (16,098)  Chico's FAS, Inc.                                         (86,447)
       (5,659)  Children's Place Retail Stores, Inc. (The)               (204,290)
      (27,813)  Group 1 Automotive, Inc.                                 (552,644)
       (3,891)  Home Depot, Inc. (The)                                    (91,128)
       (3,041)  J. Crew Group Inc.                                       (100,383)
      (86,477)  Limited Brands, Inc.                                   (1,457,137)
      (58,188)  Lowe's Companies, Inc.                                 (1,207,401)
      (40,067)  Men's Wearhouse, Inc. (The)                              (652,691)
       (9,809)  Office Depot, Inc.                                       (107,310)
       (4,120)  O'Reilly Automotive Inc.                                  (92,082)
      (10,715)  Pacific Sunwear of California                             (91,399)
      (12,893)  PetSmart, Inc.                                           (257,215)
       (2,107)  Sherwin-Williams Co.                                      (96,775)
       (3,227)  Tractor Supply Co.                                        (93,712)
                                                                    --------------
                                                                       (7,686,618)
                                                                    --------------
TEXTILES, APPAREL & LUXURY GOODS -- (0.4)%
       (3,955)  Gildan Activewear Inc.                                   (102,355)
       (7,869)  Iconix Brand Group, Inc.                                  (95,058)
      (43,377)  Timberland Co. Cl A                                      (709,214)
                                                                    --------------
                                                                         (906,627)
                                                                    --------------
THRIFTS & MORTGAGE FINANCE -- (0.3)%
      (13,399)  Capitol Federal Financial                                (503,936)
      (24,800)  IndyMac Bancorp, Inc.                                     (15,376)
      (10,461)  Washington Federal, Inc.                                 (189,344)
                                                                    --------------
                                                                         (708,656)
                                                                    --------------

Shares                                                                       Value

TRADING COMPANIES & DISTRIBUTORS -- (1.1)%
      (96,777)  Aircastle Ltd.                                         $ (813,895)
       (7,312)  Fastenal Co.                                             (315,586)
       (2,123)  MSC Industrial Direct Co., Inc. Cl A                      (93,646)
       (9,721)  RSC Holdings Inc.                                         (90,015)
      (25,125)  Watsco, Inc.                                           (1,050,225)
                                                                    --------------
                                                                       (2,363,367)
                                                                    --------------
WATER UTILITIES -- (0.3)%
      (39,648)  Aqua America Inc.                                        (633,179)
                                                                    --------------
WIRELESS TELECOMMUNICATION SERVICES -- (0.4)%
      (16,577)  Clearwire Corp. Cl A                                     (214,838)
       (8,778)  Leap Wireless International, Inc.                        (378,946)
       (5,320)  MetroPCS Communications, Inc.                             (94,218)
       (3,317)  NII Holdings, Inc.                                       (157,524)
                                                                    --------------
                                                                         (845,526)
                                                                    --------------
TOTAL SECURITIES SOLD SHORT -- (88.5)%
(Proceeds $216,596,776)                                             $(187,373,180)
                                                                    ==============

Notes to Schedule of Investments

FHLB = Federal Home Loan Bank

(1) Securities are pledged with brokers as collateral for securities sold short.

(2) Non-income producing.

(3) Industry is less than 0.05% of total net assets.

(4) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------
21

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2008

ASSETS

Investment securities, at value (cost of $205,290,070)                $205,665,100

Cash                                                                        36,197

Cash on deposit with brokers for securities sold short                 193,419,904

Receivable for investments sold                                              2,279

Receivable for capital shares sold                                         362,923

Dividend and interest receivable                                           107,122
                                                                     -------------
                                                                       399,593,525
                                                                     -------------
LIABILITIES

Securities sold short, at value (proceeds of $216,596,776)             187,373,180

Payable for capital shares redeemed                                        135,998

Accrued management fees                                                    234,292

Distribution fees payable                                                   14,313

Service fees (and distribution fees --
A Class and R Class) payable                                                34,328

Dividend expense payable on securities sold short                          171,770
                                                                     -------------
                                                                       187,963,881
                                                                     -------------

Net Assets                                                            $211,629,644
                                                                     =============

See Notes to Financial Statements.

------
22

JUNE 30, 2008

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                               $212,305,759

Accumulated net realized loss on investment
and securities sold short transactions                                (30,274,741)

Net unrealized appreciation on investments
and securities sold short                                               29,598,626
                                                                     -------------
                                                                      $211,629,644
                                                                     =============
INVESTOR CLASS, $0.01 PAR VALUE

Net assets                                                             $28,938,841

Shares outstanding                                                       2,649,983

Net asset value per share                                                   $10.92

INSTITUTIONAL CLASS, $0.01 PAR VALUE

Net assets                                                             $12,988,630

Shares outstanding                                                       1,186,020

Net asset value per share                                                   $10.95

A CLASS, $0.01 PAR VALUE

Net assets                                                            $145,264,807

Shares outstanding                                                      13,337,970

Net asset value per share                                                   $10.89

Maximum offering price (net asset value divided by 0.9425)                  $11.55

B CLASS, $0.01 PAR VALUE

Net assets                                                              $3,071,008

Shares outstanding                                                         285,532

Net asset value per share                                                   $10.76

C CLASS, $0.01 PAR VALUE

Net assets                                                             $20,672,531

Shares outstanding                                                       1,922,275

Net asset value per share                                                   $10.75

R CLASS, $0.01 PAR VALUE

Net assets                                                                $693,827

Shares outstanding                                                          63,944

Net asset value per share                                                   $10.85

See Notes to Financial Statements.

------
23

STATEMENT OF OPERATIONS

YEAR ENDED JUNE 30, 2008

INVESTMENT INCOME (LOSS)

INCOME:

Dividend (net of foreign tax withheld of $90,039)                      $ 1,754,016

Interest                                                                 5,294,105
                                                                     -------------
                                                                         7,048,121
                                                                     -------------
EXPENSES:

Dividend expense on securities sold short                                2,791,150

Management fees                                                          2,544,048

Distribution fees:

 B Class                                                                    22,522

 C Class                                                                   142,829

Service fees:

 B Class                                                                     7,507

 C Class                                                                    47,610

Distribution and service fees:

 A Class                                                                   317,648

 R Class                                                                     2,995

Directors' fees and expenses                                                 5,864

Other expenses                                                               1,271
                                                                     -------------
                                                                         5,883,444
                                                                     -------------

NET INVESTMENT INCOME (LOSS)                                             1,164,677
                                                                     -------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                                               (15,025,294)

Securities sold short transactions                                       (776,975)
                                                                     -------------
                                                                      (15,802,269)
                                                                     -------------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

Investments                                                           (18,812,668)

Securities sold short                                                   29,564,714
                                                                     -------------
                                                                        10,752,046
                                                                     -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                (5,050,223)
                                                                     -------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                            $ (3,885,546)
                                                                     =============

See Notes to Financial Statements.

------
24

STATEMENT OF CHANGES IN NET ASSETS

YEAR ENDED JUNE 30, 2008, SIX MONTHS ENDED JUNE 30, 2007 AND YEAR ENDED DECEMBER
31, 2006

Increase (Decrease)                     June 30,         June 30,     December 31,
in Net Assets                               2008          2007(1)             2006

OPERATIONS

Net investment
income (loss)                        $ 1,164,677      $ 1,491,457        $ 496,422

Net realized gain (loss)            (15,802,269)     (10,172,887)      (4,322,861)

Change in net unrealized
appreciation (depreciation)           10,752,046       18,000,685          808,006
                                   -------------    -------------    -------------
Net increase (decrease)
in net assets resulting
from operations                      (3,885,546)        9,319,255      (3,018,433)
                                   -------------    -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

 Investor Class                        (357,014)               --         (93,622)

 Institutional Class                   (187,233)               --        (138,245)

 A Class                             (2,313,079)               --        (272,299)

 B Class                                (44,308)               --               --

 C Class                               (292,689)               --               --

 R Class                                (10,057)               --          (1,260)
                                   -------------    -------------    -------------
Decrease in net assets
from distributions                   (3,204,380)               --        (505,426)
                                   -------------    -------------    -------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease)
in net assets from capital
share transactions                    45,093,719       70,475,417       94,367,430
                                   -------------    -------------    -------------

NET INCREASE (DECREASE)
IN NET ASSETS                         38,003,793       79,794,672       90,843,571

NET ASSETS

Beginning of period                  173,625,851       93,831,179        2,987,608
                                   -------------    -------------    -------------
End of period                       $211,629,644     $173,625,851      $93,831,179
                                   =============    =============    =============
Undistributed net
investment income                             --       $1,454,733               --
                                   =============    =============    =============

(1) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

See Notes to Financial Statements.

------
25

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2008

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Quantitative Equity Funds, Inc. (the
corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. Long-Short Market Neutral
Fund (formerly Long-Short Equity Fund) (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek capital appreciation independent of equity market conditions. The fund buys, or takes long positions in, equity securities that have been identified as undervalued. The fund takes short positions in equity securities that have been identified as overvalued. The fund's investment process is designed to maintain approximately equal dollar amounts invested in long and short positions at all times. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class, the
Institutional Class, the A Class, the B Class, the C Class and the R Class.
The A Class may incur an initial sales charge. The A Class, B Class and C
Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.
Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Interest earned on segregated cash for securities sold short is reflected as interest income.

------
26

SECURITIES SOLD SHORT -- The fund may enter into a short sale, which is selling a security it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. Liabilities for securities sold short are valued daily and recorded as unrealized appreciation (depreciation) on investments and securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of realized gain (loss)
on securities sold short transactions. The fund's risks in selling securities short include the possibility that the future increases in market value may exceed the liability recorded or that the lender of the security may terminate the loan at a disadvantageous price or time to the fund. In addition, while the realized gains on securities sold short are limited to the price at which it sold the security short, the losses may be unlimited.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. At this time, management has not identified any uncertain tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Accordingly, no provision has been made for federal or state income taxes.
Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid twice per year.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

------
27

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 1.0480%
to 1.2300% and the rates for the Complex Fee (Investor Class, A Class, B
Class, C Class and R Class) range from 0.2500% to 0.3100%. The Institutional
Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class of the fund for the year ended
June 30, 2008 was 1.38% for all classes except Institutional Class, which was
1.18%.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the A
Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule
12b-1 of the 1940 Act. The plans provide that the A Class and the R Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25% for the A Class and 0.50% for the R Class. The plans provide that the B Class and C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June
30, 2008, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

Prior to December 12, 2007, the fund had a bank line of credit agreement with
JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in
ACC.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the year ended June 30, 2008, were
$653,258,551 and $642,970,852, respectively.

------
28

4. CAPITAL SHARE TRANSACTIONS

The corporation is authorized to issue 3,000,000,000 shares. Transactions in shares of the fund were as follows:

                                       Year ended                     Six months                    Year ended
                                    June 30, 2008         ended June 30, 2007(1)             December 31, 2006
                            Shares         Amount         Shares          Amount         Shares         Amount
INVESTOR
CLASS/SHARES
AUTHORIZED              50,000,000                   100,000,000                    100,000,000
                      ============                  ============                   ============
Sold                     2,436,671   $ 26,660,141        864,701     $ 9,420,827      1,718,301    $18,743,176

Issued in
reinvestment of
distributions               18,408        202,673             --              --          3,685         38,325

Redeemed               (1,652,250)   (17,832,227)      (246,248)     (2,617,715)      (543,285)    (5,835,513)
                      ------------   ------------   ------------   -------------   ------------   ------------
                           802,829      9,030,587        618,453       6,803,112      1,178,701     12,945,988
                      ------------   ------------   ------------   -------------   ------------   ------------
INSTITUTIONAL
CLASS/SHARES
AUTHORIZED              50,000,000                    50,000,000                     50,000,000
                      ============                  ============                   ============
Sold                     1,009,991     11,110,432        528,663       5,688,608      1,575,257     17,098,483

Issued in
reinvestment of
distributions               16,975        187,233             --              --         13,091        136,278

Redeemed               (1,581,296)   (17,463,963)      (173,386)     (1,847,434)      (253,275)    (2,740,253)
                      ------------   ------------   ------------   -------------   ------------   ------------
                         (554,330)    (6,166,298)        355,277       3,841,174      1,335,073     14,494,508
                      ------------   ------------   ------------   -------------   ------------   ------------
A CLASS/SHARES
AUTHORIZED              70,000,000                    20,000,000                     10,000,000
                      ============                  ============                   ============
Sold                     8,357,761     92,122,848      5,118,446      55,707,427      5,664,375     61,024,181

Issued in
reinvestment of
distributions              202,222      2,226,467             --              --         25,510        265,308

Redeemed               (5,044,119)   (54,371,327)      (703,115)     (7,546,795)      (333,110)    (3,539,959)
                      ------------   ------------   ------------   -------------   ------------   ------------
                         3,515,864     39,977,988      4,415,331      48,160,632      5,356,775     57,749,530
                      ------------   ------------   ------------   -------------   ------------   ------------
B CLASS/SHARES
AUTHORIZED              10,000,000                    10,000,000                     10,000,000
                      ============                  ============                   ============
Sold                       131,975      1,493,383        137,729       1,490,013         99,003      1,056,715

Issued in
reinvestment of
distributions                2,186         23,822             --              --             --             --

Redeemed                 (120,379)    (1,346,799)       (11,437)       (121,830)        (3,545)       (36,671)
                            13,782        170,406        126,292       1,368,183         95,458      1,020,044
C CLASS/SHARES
AUTHORIZED              10,000,000                    10,000,000                     10,000,000
                      ============                  ============                   ============
Sold                     1,010,157     11,024,091      1,023,562      10,971,641        786,894      8,432,061

Issued in
reinvestment of
distributions               12,549        136,661             --              --             --             --

Redeemed                 (872,518)    (9,230,341)       (62,407)       (669,692)       (25,962)      (275,961)
                      ------------   ------------   ------------   -------------   ------------   ------------
                           150,188      1,930,411        961,155      10,301,949        760,932      8,156,100
                      ------------   ------------   ------------   -------------   ------------   ------------
R CLASS/SHARES
AUTHORIZED              10,000,000                    10,000,000                     10,000,000
                      ============                  ============                   ============
Sold                        13,623        148,710             34             367             --             --

Issued in
reinvestment of
distributions                  918         10,057             --              --             --             --

Redeemed                     (752)        (8,142)             --              --            121          1,260
                      ------------   ------------   ------------   -------------   ------------   ------------
                            13,789        150,625             34             367            121          1,260
                      ------------   ------------   ------------   -------------   ------------   ------------
Net increase
(decrease)               3,942,122    $45,093,719      6,476,542     $70,475,417      8,727,060    $94,367,430
                      ============   ============   ============   =============   ============   ============

(1) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

------
29

5. BANK LINE OF CREDIT

Effective December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, has a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the
Federal Funds rate plus 0.40%. The fund did not borrow from either line during the year ended June 30, 2008.

6. RISK FACTORS

The fund's investment process may produce high portfolio turnover and high short-term capital gains distributions. In addition, its investment approach may involve higher volatility, short sales risk and overweighting risk. The fund may suffer losses when taking long positions in market sectors or industries that are not offset by corresponding short positions, resulting in an over- or underweighted sector or industry.

7. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended June 30, 2008, six months ended June 30, 2007 and year ended December 31, 2006, were as follows:

                             June 30, 2008   June 30, 2007(1)   December 31, 2006
DISTRIBUTIONS PAID FROM

Ordinary income                $3,204,380           --               $505,426

Long-term capital gains            --               --                  --

(1) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2008, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

Federal tax cost of investments                                       $208,637,105
                                                                     =============
Gross tax appreciation of investments                                 $ 15,305,923

Gross tax depreciation of investments                                 (18,277,928)
                                                                     -------------
Net tax appreciation (depreciation) of investments                   $ (2,972,005)
                                                                     =============
Net tax appreciation (depreciation) on securities sold short            29,223,596
                                                                     -------------
Net tax appreciation (depreciation)                                   $ 26,251,591
                                                                     =============
Accumulated capital losses                                           $(19,997,442)

Capital loss deferral                                                 $(6,930,264)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and return of capital dividends received.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers of $(726,363),
$(11,723,614) and $(7,547,465) expire in 2014, 2015 and 2016, respectively.

The capital loss deferrals represent net capital losses incurred in the eight-month period ended June 30, 2008. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

------
30

8. RECENTLY ISSUED ACCOUNTING STANDARDS

The Financial Accounting Standards Board (FASB) issued Statement of Financial
Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), in
September 2006, which is effective for fiscal years beginning after November
15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of FAS 157 does not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

9. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2008.

For corporate taxpayers, the fund hereby designates $1,749,647, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2008 as qualified for the corporate dividends received deduction.

------
31

FINANCIAL HIGHLIGHTS
Long-Short Market Neutral

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
                                              2008   2007(1)       2006    2005(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                         $11.22    $10.40      $9.97     $10.00
                                          --------  --------   --------   --------
Income From Investment Operations

 Net Investment Income (Loss)(3)              0.08      0.14       0.24       0.06

 Net Realized and
 Unrealized Gain (Loss)                     (0.15)      0.68       0.27     (0.09)
                                          --------  --------   --------   --------
 Total From Investment Operations           (0.07)      0.82       0.51     (0.03)
                                          --------  --------   --------   --------
Distributions

 From Net Investment Income                 (0.23)        --     (0.08)         --
                                          --------  --------   --------   --------
Net Asset Value, End of Period              $10.92    $11.22     $10.40      $9.97
                                          ========  ========   ========   ========

TOTAL RETURN(4)                            (0.67)%     7.88%      5.08%    (0.30)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average
Net Assets                                   2.89%  2.71%(5)      3.45%   2.76%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                        0.90%  2.61%(5)      2.17%   2.23%(5)

Portfolio Turnover Rate                       356%      181%       428%       171%

Portfolio Turnover Rate
Excluding Short Sales                         137%       38%        50%        36%

Net Assets, End of Period
(in thousands)                             $28,939   $20,732    $12,781       $498

Ratio of Operating Expenses (excluding
dividend expense
on securities sold short) to Average
Net Assets                                   1.39%  1.39%(5)      1.38%   1.37%(5)

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund's fiscal year end was
December 31.

(2) September 30, 2005 (fund inception) through December 31, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
32

Long-Short Market Neutral

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
                                              2008   2007(1)       2006    2005(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                         $11.24    $10.40      $9.97     $10.00
                                          --------  --------   --------   --------
Income From Investment Operations

 Net Investment Income (Loss)(3)              0.17      0.15       0.25       0.06

 Net Realized and
 Unrealized Gain (Loss)                     (0.22)      0.69       0.28     (0.09)
                                          --------  --------   --------   --------
 Total From Investment Operations           (0.05)      0.84       0.53     (0.03)
                                          --------  --------   --------   --------
Distributions

 From Net Investment Income                 (0.24)        --     (0.10)         --
                                          --------  --------   --------   --------
Net Asset Value, End of Period              $10.95    $11.24     $10.40      $9.97
                                          ========  ========   ========   ========

TOTAL RETURN(4)                            (0.48)%     8.08%      5.30%    (0.30)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average
Net Assets                                   2.69%  2.51%(5)      3.25%   2.56%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                        1.10%  2.81%(5)      2.37%   2.43%(5)

Portfolio Turnover Rate                       356%      181%       428%       171%

Portfolio Turnover Rate
Excluding Short Sales                         137%       38%        50%        36%

Net Assets, End of Period
(in thousands)                             $12,989   $19,559    $14,412       $499

Ratio of Operating Expenses (excluding
dividend expense
on securities sold short) to Average
Net Assets                                   1.19%  1.19%(5)      1.18%   1.17%(5)

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund's fiscal year end was
December 31.

(2) September 30, 2005 (fund inception) through December 31, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
33

Long-Short Market Neutral

A Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
                                              2008   2007(1)       2006    2005(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                         $11.21    $10.40      $9.96     $10.00
                                          --------  --------   --------   --------
Income From Investment Operations

 Net Investment Income (Loss)(3)              0.07      0.13       0.20       0.05

 Net Realized and
 Unrealized Gain (Loss)                     (0.18)      0.68       0.29     (0.09)
                                          --------  --------   --------   --------
 Total From Investment Operations           (0.11)      0.81       0.49     (0.04)
                                          --------  --------   --------   --------
Distributions

 From Net Investment Income                 (0.21)        --     (0.05)         --
                                          --------  --------   --------   --------
Net Asset Value, End of Period              $10.89    $11.21     $10.40      $9.96
                                          ========  ========   ========   ========

TOTAL RETURN(4)                            (0.98)%     7.79%      4.93%    (0.40)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average
Net Assets                                   3.14%  2.96%(5)      3.70%   3.01%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                        0.65%  2.36%(5)      1.92%   1.98%(5)

Portfolio Turnover Rate                       356%      181%       428%       171%

Portfolio Turnover Rate
Excluding Short Sales                         137%       38%        50%        36%

Net Assets, End of Period
(in thousands)                            $145,265  $110,065    $56,219       $498

Ratio of Operating Expenses (excluding
dividend expense
on securities sold short) to Average
Net Assets                                   1.64%  1.64%(5)      1.63%   1.62%(5)

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund's fiscal year end was
December 31.

(2) September 30, 2005 (fund inception) through December 31, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

------
34

See Notes to Financial Statements.

Long-Short Market Neutral

B Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
                                              2008   2007(1)       2006    2005(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                         $11.11    $10.35      $9.94     $10.00
                                          --------  --------   --------   --------
Income From Investment Operations

 Net Investment Income (Loss)(3)             --(4)      0.09       0.12       0.03

 Net Realized and
 Unrealized Gain (Loss)                     (0.18)      0.67       0.29     (0.09)
                                          --------  --------   --------   --------
 Total From Investment Operations           (0.18)      0.76       0.41     (0.06)
                                          --------  --------   --------   --------
Distributions

 From Net Investment Income                 (0.17)        --         --         --
                                          --------  --------   --------   --------
Net Asset Value, End of Period              $10.76    $11.11     $10.35      $9.94
                                          ========  ========   ========   ========

TOTAL RETURN(5)                            (1.63)%     7.34%      4.12%    (0.60)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average
Net Assets                                   3.89%  3.71%(6)      4.45%   3.76%(6)

Ratio of Net Investment Income (Loss)
to Average Net Assets                      (0.10)%  1.61%(6)      1.17%   1.23%(6)

Portfolio Turnover Rate                       356%      181%       428%       171%

Portfolio Turnover Rate
Excluding Short Sales                         137%       38%        50%        36%

Net Assets, End of Period
(in thousands)                              $3,071    $3,020     $1,505       $497

Ratio of Operating Expenses (excluding
dividend expense
on securities sold short) to Average
Net Assets                                   2.39%  2.39%(6)      2.38%   2.37%(6)

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund's fiscal year end was
December 31.

(2) September 30, 2005 (fund inception) through December 31, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------
35

Long-Short Market Neutral

C Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
                                              2008   2007(1)       2006    2005(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                         $11.11    $10.35      $9.94     $10.00
                                          --------  --------   --------   --------
Income From Investment Operations

 Net Investment Income (Loss)(3)             --(4)      0.09       0.12       0.03

 Net Realized and
 Unrealized Gain (Loss)                     (0.19)      0.67       0.29     (0.09)
                                          --------  --------   --------   --------
 Total From Investment Operations           (0.19)      0.76       0.41     (0.06)
                                          --------  --------   --------   --------
Distributions

 From Net Investment Income                 (0.17)        --         --         --
                                          --------  --------   --------   --------
Net Asset Value, End of Period              $10.75    $11.11     $10.35      $9.94
                                          ========  ========   ========   ========

TOTAL RETURN(5)                            (1.72)%     7.34%      4.12%    (0.60)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average
Net Assets                                   3.89%  3.71%(6)      4.45%   3.76%(6)

Ratio of Net Investment Income (Loss)
to Average Net Assets                      (0.10)%  1.61%(6)      1.17%   1.23%(6)

Portfolio Turnover Rate                       356%      181%       428%       171%

Portfolio Turnover Rate
Excluding Short Sales                         137%       38%        50%        36%

Net Assets, End of Period
(in thousands)                             $20,673   $19,690     $8,393       $497

Ratio of Operating Expenses (excluding
dividend expense
on securities sold short) to Average
Net Assets                                   2.39%  2.39%(6)      2.38%   2.37%(6)

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund's fiscal year end was
December 31.

(2) September 30, 2005 (fund inception) through December 31, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------
36

Long-Short Market Neutral

R Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
                                              2008   2007(1)       2006    2005(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                         $11.18    $10.39      $9.96     $10.00
                                          --------  --------   --------   --------
Income From Investment Operations

 Net Investment Income (Loss)(3)              0.04      0.11       0.17       0.04

 Net Realized and
 Unrealized Gain (Loss)                     (0.17)      0.68       0.29     (0.08)
                                          --------  --------   --------   --------
 Total From Investment Operations           (0.13)      0.79       0.46     (0.04)
                                          --------  --------   --------   --------
Distributions

 From Net Investment Income                 (0.20)        --     (0.03)         --
                                          --------  --------   --------   --------
Net Asset Value, End of Period              $10.85    $11.18     $10.39      $9.96
                                          ========  ========   ========   ========

TOTAL RETURN(4)                            (1.19)%     7.60%      4.57%    (0.40)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average
Net Assets                                   3.39%  3.21%(5)      3.95%   3.26%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                        0.40%  2.11%(5)      1.67%   1.73%(5)

Portfolio Turnover Rate                       356%      181%       428%       171%

Portfolio Turnover Rate
Excluding Short Sales                         137%       38%        50%        36%

Net Assets, End of Period
(in thousands)                                $694      $561       $521       $498

Ratio of Operating Expenses (excluding
dividend expense
on securities sold short) to Average
Net Assets                                   1.89%  1.89%(5)      1.88%   1.87%(5)

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund's fiscal year end was
December 31.

(2) September 30, 2005 (fund inception) through December 31, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Directors of the American Century Quantitative Equity Funds, Inc. and
Shareholders of the Long-Short Market Neutral Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Long-Short
Market Neutral Fund (one of the ten funds comprising the American Century
Quantitative Equity Funds, Inc., hereafter referred to as the "Fund") at June
30, 2008, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the
United States of America. These financial statements and financial highlights
(hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 19, 2008

------
38

MANAGEMENT

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent directors is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors. Those listed as interested directors are
"interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC)
or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Investment Management, Inc. (ACIM or the
advisor); the fund's principal underwriter, American Century Investment
Services, Inc. (ACIS); and the fund's transfer agent, American Century
Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The directors serve in this capacity for eight registered investment companies in the American
Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment Management,
Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTOR

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 111
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

INDEPENDENT DIRECTORS

JOHN FREIDENRICH, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director (since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member and Manager, Regis
Management Company, LLC (money management firm) (April 2004 to present);
Partner and Founder, Bay Partners (venture capital firm) (1976 to 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------
39

RONALD J. GILSON, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of
Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

FREDERICK L.A. GRAUER, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Director (since 2008)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Advisor, Barclays Global
Investors (asset manager) (2003 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

PETER F. PERVERE, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Intraware, Inc.

MYRON S. SCHOLES, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1941
POSITION(S) HELD WITH FUND: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Platinum Grove Asset
Management, L.P. (asset manager), and a Partner, Oak Hill Capital Management
(asset manager) (1999 to present); Frank E. Buck Professor of
Finance-Emeritus, Stanford Graduate School of Business (1996 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Chicago Mercantile Exchange
(2000 to present)

JOHN B. SHOVEN, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Director (since 2002)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Professor of Economics, Stanford
University (1973 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Cadence Design Systems (1992
to present)

JEANNE D. WOHLERS, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1984)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------
40

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as:
Director, ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present); and Controller, various American Century Investments funds
(1997 to September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

------
41

APPROVAL OF MANAGEMENT AGREEMENT
Long-Short Market Neutral

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century Investments, this process is referred to as the
"15(c) Process." The board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the board, the nature and quality of significant services provided by the advisor, the investment performance of the funds, shareholder services, audit and compliance functions and a variety of other matters relating to fund operations. Each year, it also holds a special meeting in connection with determining whether to renew the contracts for advisory services, to review fund performance, shareholder services, adviser profitability, audit and compliance matters, and other fund operational matters.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the "15(c) Providers") concerning Long Short Market Neutral
(the "fund") and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund;

* reports on the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* information about the compliance policies, procedures, and regulatory experience of the advisor;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the Directors at a special meeting and at a regularly scheduled quarterly meeting reviewed and discussed the information provided by the advisor throughout the year and to negotiate with the advisor the renewal of the management agreement, including the setting of the applicable advisory fee. The board had the benefit of the advice of its independent counsel throughout the period.

------
42

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, an independent data provider, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal-services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business.

------
43

At each quarterly meeting and at the special meeting to consider renewal of the advisory contract, the Directors, directly and through its Portfolio
Committee, reviews investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security and sector selection) and any efforts being undertaken to improve performance. The fund's performance for the one year period was above its benchmark.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors, directly and through the various Committees of the Board, review reports and evaluations of such services at their regular quarterly meetings and at its special meeting to consider renewal of the Advisory Contract, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically.
They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, and the expenses incurred by the advisor in providing various functions to the fund. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund complex and the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the fund reflect the complexity of assessing economies of scale.

------
44

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group. The unified fee charged to shareholders of the fund was the lowest of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The
Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the Directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor and others concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

------
45

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments' website at americancentury.com and on the
Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the
"About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

------
46

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The CITIGROUP 3-MONTH TREASURY BILL INDEX measures monthly return equivalents of yield averages that are not marked to market. This index is an average of the last three 3-month Treasury bill issues.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

------
47

NOTES

------
48

[back cover]

[american century investments logo and text logo®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE . . . . . . . . . . . . . . .       1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE . . . . . . . . . . . .       1-800-345-2021 or
                                                               816-531-5575

INVESTORS USING ADVISORS . . . . . . . . . . . . . . . .       1-800-378-9878

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS . . . . . . . . . . . . . . . . . . . .       1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES . . . . . .       1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF . . . . . . . . .       1-800-634-4113

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0808
CL-ANN-61134N

[front cover]

ANNUAL REPORT
JUNE 30, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY INVESTMENTS

INTERNATIONAL CORE EQUITY FUND

PRESIDENT'S LETTER

[photo of Jonathan Thomas]

JONATHAN THOMAS

Dear Investor,

At American Century Investments®, we are committed to helping you reach your financial goals. Your success is the ultimate measure of our performance.
That's why we focus on achieving superior investment results and building long-term relationships with investors like you.

Part of that relationship is to clearly communicate investment results and what influenced them. To help you monitor your investment with us, we take pride in providing you with the annual report for the American Century®
International Core Equity Fund for the 12 months ended June 30, 2008. We also recommend americancentury.com, where we provide company news, quarterly portfolio commentaries, investment views, and other useful information.

As noted on the website, 2008 marks the 50th anniversary of American Century
Investments. Since 1958, we've worked to make wise decisions with your interests as our guide. Fifty years also means that we've met the challenges of previous economic downturns. As we've crossed those hurdles and earned your trust, our assets under management have grown to nearly $100 billion, putting us in the top 5% of our industry. This growth has given us the resources to offer a wide array of financial products and services, including a well-diversified lineup of portfolios that provides you with many choices in these uncertain times.

Though our offerings are diverse, they share several key qualities, including our disciplined investment approach and active, team-based management. Strict adherence to our processes and long-term strategies allows us to stay focused during volatile periods. Investors in our portfolios also benefit from the sum of our investment teams' expertise as they share research and information.

We'll continue to work hard to earn your trust. Thank you for your continued
support.

Sincerely,

/s/ Jonathan Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      Foreign Stock Index Returns. . . . . . . . . . . . . . . . . . . . .      2

INTERNATIONAL CORE EQUITY

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments'
knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of chief investment officer]

By John Schniedwind, Chief Investment Officer, Quantitative Equity

INTERNATIONAL EQUITIES RETREATED

Foreign stocks suffered double-digit declines for the 12 months ended June 30,
2008, in an exceptionally volatile market environment. A global economic slowdown, growing credit market woes, and rising inflation combined to drag overseas stocks lower, particularly in the last six months of the period.

Much of what ailed the international equity markets originated in the U.S., where a meltdown in the subprime mortgage market led to a persistent, spreading liquidity crunch in the global credit markets. The fallout included hundreds of billions of dollars in mortgage- and credit-related losses, hobbling many financial companies around the globe. The world's largest central banks responded by injecting liquidity into the financial system to help shore up the credit markets.

Nonetheless, the credit market turmoil had a dampening effect on economic growth, most dramatically in the U.S., but also in Europe and other regions of the world. Even rapidly growing economies such as China and India experienced a slowdown in economic activity. This put further downward pressure on stocks as investors priced in an expected deceleration in corporate profit growth.

Higher inflation, driven primarily by soaring prices for energy and other commodities, provided another headwind for the global equity markets as many industries faced rising raw materials prices that squeezed profit margins.

EMERGING MARKETS OUTPERFORMED

While nearly all developed markets declined during the 12-month period, emerging markets posted positive returns, thanks primarily to strong gains in the last half of 2007. Latin America led the advance in emerging markets, benefiting from strong global demand for commodities.

Among developed markets, Pacific Rim countries (excluding Japan) held up the best. Europe and Japan posted similar double-digit declines for the 12 months, though Japan was one of the best-performing markets in the last six months of the period.

The best-performing segments of the global equity markets were the commodity-based sectors -- energy, materials, and utilities. The financials and consumer discretionary sectors faced the largest declines, weighed down by the credit-market losses and global economic slowdown.

Foreign Stock Index Returns
For the 12 months ended June 30, 2008

MSCI EAFE INDEX                        -10.61%
MSCI EAFE Growth Index                  -4.44%
MSCI EAFE Value Index                  -16.60%

MSCI WORLD FREE INDEX                  -10.68%
MSCI EM Index (emerging markets)         4.63%
MSCI Pacific Free ex-Japan Index        -4.73%
MSCI Europe Index                      -11.34%
MSCI Japan Index                       -12.04%

------
2

PERFORMANCE
International Core Equity

Total Returns as of June 30, 2008
                                      Average
                                  Annual Returns
                                       Since       Inception
                         1 year      Inception        Date

INVESTOR CLASS           -12.30%       2.62%        11/30/06

MSCI EAFE INDEX          -10.61%       1.32%           --

Institutional Class      -12.19%       2.82%        11/30/06

A Class
 No sales charge*        -12.53%       2.40%
 With sales charge*      -17.54%      -1.36%        11/30/06

B Class
 No sales charge*        -13.26%       1.59%
 With sales charge*      -17.26%      -0.93%        11/30/06

C Class                  -13.26%       1.59%        11/30/06

R Class                  -12.78%       2.11%        11/30/06

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

International Core Equity

Growth of $10,000 Over Life of Class

$10,000 investment made November 30, 2006

One-Year Returns Over Life of Class
Periods ended June 30
                      2007*      2008

Investor Class        18.80%   -12.30%

MSCI EAFE Index       14.22%   -10.61%

* From 11/30/06, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
International Core Equity

Portfolio Managers: John Schniedwind and Zili Zhang

PERFORMANCE SUMMARY

International Core Equity returned -12.30%* for the year ended June 30, 2008, trailing the -10.61% return of the fund's benchmark, the MSCI EAFE Index.

For the 12-month period, negative returns in seven of ten market sectors contributed to International Core Equity's double-digit decline, most notably in the financials and consumer discretionary sectors. The three sectors that contributed positively to performance during the period included health care, energy, and telecommunication services.

International Core Equity underperformed the MSCI EAFE Index for the 12-month period, though it outperformed the index over the last six months. Stock selection was the primary factor behind the underperformance, particularly in the materials and utilities sectors. From a regional perspective, stock selection in the U.K. (the portfolio's largest country weighting) had by far the biggest negative impact, while holdings in Germany and Norway added value relative to the index.

MATERIALS UNDERPERFORMED

Stock selection in the materials sector detracted the most from performance compared with the MSCI EAFE Index. Stock choices among metals and mining companies were responsible for all of the underperformance in this sector.
Rautaruukki, a Finnish steel components maker, was the biggest detractor, declining sharply amid higher raw materials prices and weakness in the Central
European construction industry. Swedish mining and smelting firm Boliden also slumped as declining zinc prices and lower production weighed on earnings.

On the positive side, however, one of the top performance contributors during the period came from the materials sector -- Norwegian agricultural chemicals company Yara International. Yara benefited from rising commodity prices as robust agricultural demand led to a substantial increase in the prices of mineral fertilizers and other related chemicals.

UTILITIES AND FINANCIALS ALSO LAGGED

The portfolio's utilities and financials holdings also underperformed their counterparts in the benchmark index. Security selection among electric utilities contributed the bulk of the underperformance in the utilities sector, led by Japanese electric utility Tokyo Electric Power. Rising crude oil prices put downward pressure on the company's profit margins, particularly in its power generation unit.

In the financials sector, stock selection among commercial banks detracted from results. Many of the portfolio's weakest performers in this area were
European firms

Top Ten Holdings as of June 30, 2008
                                  % of net       % of net
                                assets as of   assets as of
                                   6/30/08       12/31/07

Royal Dutch Shell plc Cl B          2.5%           2.0%
Nestle SA                           1.9%           1.5%
BP plc                              1.9%           0.6%
Vodafone Group plc                  1.6%           1.9%
Telefonica SA                       1.6%           2.0%
E.On AG                             1.6%           1.7%
ENI SpA                             1.6%           1.8%
Novartis AG                         1.5%            --
Volkswagen AG                       1.5%           1.4%
Banco Santander SA                  1.4%           1.7%

*All fund returns referenced in this commentary are for Investor Class shares.

------
5

International Core Equity

hurt by mortgage- and credit-related losses that originated in the U.S.
subprime mortgage market. Examples included French bank Credit Agricole and
U.K.-based banks Lloyds TSB and Royal Bank of Scotland.

INDUSTRIALS AND CONSUMER DISCRETIONARY OUTPERFORMED

On the positive side, stock selection was most successful in the industrials and consumer discretionary sectors. Construction and engineering firms and machinery manufacturers contributed the most to outperformance in the industrials sector. The leading contributor was Australian construction and engineering company Leighton Holdings, which benefited from the infrastructure build-out across Asia, particularly in rapidly growing markets such as China and India. German railroad equipment maker Vossloh was another strong contributor, benefiting from an upgrade cycle in the railroad industry worldwide.

Stock selection among auto makers generated virtually all of the outperformance in the consumer discretionary sector. The portfolio's best relative performance contributor was Germany-based Volkswagen, the top vehicle maker in Europe and fourth-largest worldwide. In contrast to many other auto makers, Volkswagen enjoyed strong sales growth, especially in emerging markets like China, and also increased profit margins via cost reductions and greater productivity.

A LOOK AHEAD

The factors contributing to a slowdown in the global economy show few signs of abating as we move into the second half of 2008. The deepening credit crunch continues to put pressure on the financial sector, while higher energy prices are squeezing both consumer spending and corporate profit margins.
Consequently, the global equity markets face a challenging investment environment in the coming months.

In this environment, we intend to remain focused on our disciplined, balanced investment approach, which we believe will continue to produce favorable results over the long term.

Investments by Country as of June 30, 2008
                                                 % of net            % of net
                                               assets as of        assets as of
                                                  6/30/08            12/31/07

United Kingdom                                     20.5%              14.2%
Japan                                              17.9%              15.4%
Germany                                            10.9%               9.8%
France                                             8.1%               11.0%
Switzerland                                        8.0%                8.1%
Australia                                          5.0%                6.8%
Spain                                              4.7%                5.3%
Hong Kong                                          4.5%                2.8%
Netherlands                                        3.6%                5.4%
Norway                                             3.3%                3.0%
Denmark                                            2.6%                1.1%
Italy                                              2.5%                3.5%
Singapore                                          2.2%                2.5%
Other Countries                                    4.2%                9.9%
Cash and Equivalents(1)                            2.0%                1.2%

(1) Includes temporary cash investments, securities lending collateral and other assets and liabilities.

Types of Investments in Portfolio
                                                 % of net            % of net
                                               assets as of        assets as of
                                                  6/30/08            12/31/07

Foreign Common Stocks & Rights                     98.0%              98.8%
Temporary Cash Investments                         1.1%                2.4%
Other Assets and Liabilities(2)                    0.9%               (1.2)%

(2) Includes securities lending collateral and other assets and liabilities.

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2008 to June 30, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than
$10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century
Investments Brokerage accounts) registered under your Social Security number.
PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs
(including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and
certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
7

                         Beginning    Ending
                          Account    Account      Expenses Paid    Annualized
                           Value      Value      During Period*      Expense
                          1/1/08     6/30/08    1/1/08 - 6/30/08     Ratio*

ACTUAL
Investor Class            $1,000     $916.10          $5.53           1.16%
Institutional Class       $1,000     $917.10          $4.58           0.96%
A Class                   $1,000     $915.20          $6.71           1.41%
B Class                   $1,000     $911.30         $10.26           2.16%
C Class                   $1,000     $911.30         $10.26           2.16%
R Class                   $1,000     $913.30          $7.90           1.66%

HYPOTHETICAL
Investor Class            $1,000    $1,019.10         $5.82           1.16%
Institutional Class       $1,000    $1,020.09         $4.82           0.96%
A Class                   $1,000    $1,017.85         $7.07           1.41%
B Class                   $1,000    $1,014.12        $10.82           2.16%
C Class                   $1,000    $1,014.12        $10.82           2.16%
R Class                   $1,000    $1,016.61         $8.32           1.66%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
8

SCHEDULE OF INVESTMENTS
International Core Equity

JUNE 30, 2008

Shares                                                                       Value

Common Stocks & Rights -- 98.0%

AUSTRALIA -- 5.0%
      850  BHP Billiton Ltd.                                              $ 35,609
    4,459  BlueScope Steel Ltd.                                             48,474
      486  Coca-Cola Amatil Ltd.                                             3,266
    1,847  CSL Ltd.                                                         63,211
      340  Incitec Pivot Ltd.                                               60,299
      442  Leighton Holdings Ltd.(1)                                        21,546
      877  Newcrest Mining Limited                                          24,634
    1,696  Qantas Airways Ltd.                                               4,943
    1,347  Sims Group Ltd.                                                  53,834
   12,708  Telstra Corp. Ltd.                                               51,654
    3,629  Westpac Banking Corp.                                            69,579
                                                                       -----------
                                                                           437,049
                                                                       -----------
AUSTRIA -- 1.1%
       29  Bank Austria Creditanstalt AG(1)                                  6,514
      128  Erste Bank der oesterreichischen Sparkassen AG                    7,972
      991  voestalpine AG(1)                                                81,402
                                                                       -----------
                                                                            95,888
                                                                       -----------
BELGIUM -- 0.6%
    2,119  Dexia SA                                                         33,910
      830  Fortis                                                           13,296
      169  Umicore                                                           8,358
                                                                       -----------
                                                                            55,564
                                                                       -----------
DENMARK -- 2.6%
      400  Carlsberg AS Cl B                                                38,650
      100  Dampskibsselskabet Norden AS                                     10,771
      440  FLSmidth & Co. AS                                                48,323
      986  Novo Nordisk AS B Shares                                         64,555
      500  Vestas Wind Systems AS(2)                                        65,472
                                                                       -----------
                                                                           227,771
                                                                       -----------
FINLAND -- 0.5%
    1,474  Nokia Oyj                                                        35,963
      267  Rautaruukki Oyj                                                  12,221
                                                                       -----------
                                                                            48,184
                                                                       -----------
FRANCE -- 8.1%
      611  Air France-KLM(1)                                                14,667
    1,217  BNP Paribas                                                     110,298
      388  Casino Guichard Perrachon SA                                     44,002
    1,764  Credit Agricole SA                                               36,065
      866  Etablissements Maurel et Prom                                    20,447
    3,390  France Telecom SA                                                99,904

Shares                                                                       Value

      749  Peugeot SA(1)                                                  $ 40,690
      692  Rallye SA                                                        40,710
      570  Sanofi-Aventis                                                   38,094
    1,600  Suez SA                                                         108,972
      390  Technip SA                                                       36,114
      193  Total SA                                                         16,476
      102  Ubisoft Entertainment SA(2)                                       8,954
      114  Unibail-Rodamco                                                  26,381
       40  Vilmorin & Cie                                                    7,549
    1,638  Vivendi Universal SA                                             62,178
                                                                       -----------
                                                                           711,501
                                                                       -----------
GERMANY -- 10.9%
       17  Allianz SE                                                        2,996
    1,312  BASF SE                                                          90,555
      178  Bayer AG                                                         14,988
      857  Daimler AG                                                       53,023
      700  Deutsche Bank AG                                                 60,476
    1,800  Deutsche Lufthansa AG                                            38,841
      561  Deutsche Postbank AG                                             49,271
      694  E.On AG                                                         140,083
      642  Gildemeister AG                                                  18,192
      889  Hannover Rueckversicherung AG(1)                                 43,898
      381  MAN AG                                                           42,314
      193  Munchener Ruckversicherungs-Gesellschaft AG                      33,822
      666  Norddeutsche Affinerie AG                                        36,369
      341  RWE AG                                                           43,092
    1,572  ThyssenKrupp AG                                                  98,745
      464  Volkswagen AG(1)                                                133,949
      400  Vossloh AG                                                       52,166
                                                                       -----------
                                                                           952,780
                                                                       -----------
GREECE -- 0.6%
      325  Alpha Bank A.E.                                                   9,829
      535  Coca-Cola Hellenic Bottling Co. SA                               14,578
      672  Greek Organization of Football Prognostics SA                    23,477
       12  National Bank of Greece SA                                          541
                                                                       -----------
                                                                            48,425
                                                                       -----------
HONG KONG -- 4.5%
   19,500  BOC Hong Kong Holdings Ltd.                                      51,644
    1,000  CLP Holdings Ltd.                                                 8,567
   16,000  Hang Lung Group Ltd.                                             71,103
    3,600  Hang Seng Bank Ltd.                                              75,951
    5,000  Henderson Land Development Co. Ltd.                              31,165

------
9

International Core Equity

Shares                                                                       Value

    2,000  Hongkong & Shanghai Hotels (The)                                $ 3,027
    2,000  HongKong Electric Holdings                                       11,966
    3,000  Hutchison Whampoa Ltd.                                           30,242
   16,000  Industrial and Commercial Bank of China (Asia) Ltd.              43,195
   20,000  Pacific Basin Shipping Ltd.                                      28,575
    8,000  Shangri-La Asia Ltd.                                             18,673
    5,000  Wharf Holdings Ltd.                                              20,937
                                                                       -----------
                                                                           395,045
                                                                       -----------
ITALY -- 2.5%
    7,150  Enel SpA                                                         68,022
    3,687  ENI SpA                                                         137,635
    2,718  Mediaset SpA                                                     17,927
                                                                       -----------
                                                                           223,584
                                                                       -----------
JAPAN -- 17.9%
      600  Asahi Breweries Ltd.                                             11,216
      300  Astellas Pharma Inc.                                             12,732
    1,400  Capcom Co. Ltd.                                                  40,932
    1,600  Daiichi Sankyo Co. Ltd.                                          44,138
    1,500  FamilyMart Co. Ltd.                                              61,398
      600  Fuji Machine Manufacturing Co. Ltd.                              11,997
    7,000  Fujitsu Ltd.                                                     52,023
    3,000  Hino Motors Ltd.                                                 18,617
      300  Hisamitsu Pharmaceutical Co. Inc.                                13,072
      700  Hitachi Capital Corp.                                            11,289
      200  Hokuriku Electric Power Co.                                       4,763
      500  Honda Motor Co., Ltd.                                            17,023
    8,000  ITOCHU Corp.                                                     85,334
    1,000  Iyo Bank, Ltd. (The)                                             11,723
    1,000  Japan Steel Works Ltd. (The)                                     19,476
    1,000  JGC Corp.                                                        19,711
      500  Kansai Electric Power Co., Inc. (The)                            11,718
      400  Konami Corp.                                                     13,996
    4,000  Kyowa Hakko Kogyo Co., Ltd.                                      41,045
      900  Kyushu Electric Power Co., Inc.                                  18,844
    2,000  Marubeni Corp.                                                   16,731
    2,400  Mitsubishi Corp.                                                 79,223
    1,000  Mitsubishi Materials Corp.                                        4,282
    3,800  Mitsubishi UFJ Financial Group, Inc.                             33,724
    2,000  Mitsui O.S.K. Lines, Ltd.                                        28,539
        6  Mizuho Financial Group Inc.                                      28,068
    7,000  Mizuho Trust & Banking Co., Ltd.                                 12,081
      300  Nifco Inc.                                                        7,088

Shares                                                                       Value

      100  Nintendo Co., Ltd.                                             $ 56,493
    2,000  Nippon Electric Glass Co., Ltd.                                  34,651
   10,000  Nippon Oil Corp.                                                 67,245
    4,000  Nippon Steel Corp.                                               21,692
       14  Nippon Telegraph & Telephone Corp.                               68,660
    3,800  Nissan Motor Co., Ltd.                                           31,431
       10  NTT DoCoMo, Inc.                                                 14,713
       16  Resona Holdings, Inc.                                            24,597
      700  Sankyo Co. Ltd.                                                  45,685
   20,000  SANYO Electric Co., Ltd.(1)(2)                                   46,591
    2,100  Seiko Epson Corp.                                                57,833
    1,500  Shikoku Electric Power Co., Inc.                                 41,309
    1,000  Shima Seiki Manufacturing Ltd.(1)                                27,256
    1,000  Sony Corp.                                                       43,761
        3  Sumitomo Mitsui Financial Group Inc.                             22,607
      400  Suzuken Co. Ltd.                                                 14,788
      200  Tohoku Electric Power Co., Inc.                                   4,357
    4,000  Toshiba Corp.                                                    29,539
    1,900  Toyoda Gosei Co. Ltd.                                            55,550
    1,400  Toyota Boshoku Corp.                                             37,565
      600  Toyota Motor Corp.                                               28,350
       10  West Japan Railway Co.                                           49,137
    1,000  Yamaguchi Financial Group, Inc.                                  13,864
                                                                       -----------
                                                                         1,568,457
                                                                       -----------
MULTI-NATIONAL -- 0.5%
      597  iShares MSCI EAFE Index Fund                                     41,014
                                                                       -----------
NETHERLANDS -- 3.6%
    4,397  AEGON N.V.                                                       58,266
    1,216  Heineken Holding N.V.                                            55,812
    2,731  ING Groep N.V. CVA                                               87,128
      739  Koninklijke Boskalis Westminster N.V. CVA                        39,634
      913  Koninklijke DSM N.V.                                             53,741
      600  Koninklijke KPN N.V.                                             10,301
    1,000  Oce N.V.(1)                                                      12,333
                                                                       -----------
                                                                           317,215
                                                                       -----------
NORWAY -- 3.3%
    1,500  Frontline Ltd.                                                  105,528
      550  Petroleum Geo-Services ASA(2)                                    13,510
    1,850  StatoilHydro ASA                                                 69,038
    1,150  Yara International ASA                                          101,923
                                                                       -----------
                                                                           289,999
                                                                       -----------

------
10

International Core Equity

Shares                                                                       Value

PEOPLE'S REPUBLIC OF CHINA -- 0.8%
      500  Parkson Retail Group Ltd.(1)                                    $ 3,649
    2,400  Tencent Holdings Ltd.(1)                                         18,561
   36,000  Tingyi (Cayman Islands) Holding Corp.                            44,509
                                                                       -----------
                                                                            66,719
                                                                       -----------
PORTUGAL -- 0.1%
      400  Banco Espirito Santo, SA(1)                                       6,244
                                                                       -----------
SINGAPORE -- 2.2%
    2,000  Cosco Corp. (Singapore), Ltd.                                     4,706
    7,200  Dairy Farm International Holdings Ltd.                           34,848
    1,000  DBS Group Holdings Ltd.                                          13,868
    4,000  Jardine Cycle & Carriage Ltd.                                    50,002
   21,000  Neptune Orient Lines Ltd.(1)                                     49,877
      500  Singapore Petroleum Co. Ltd.                                      2,427
   11,000  Wilmar International Ltd.                                        40,928
                                                                       -----------
                                                                           196,656
                                                                       -----------
SPAIN -- 4.7%
      612  Acerinox SA                                                      14,103
    6,646  Banco Santander SA                                              122,163
    9,248  Mapfre, SA                                                       44,282
      471  Promotora de Informaciones, SA(1)                                 5,045
    2,100  Repsol YPF, SA                                                   82,792
    5,344  Telefonica SA                                                   142,084
                                                                       -----------
                                                                           410,469
                                                                       -----------
SWITZERLAND -- 8.0%
    2,770  ABB Ltd.(2)                                                      78,922
      332  Adecco SA                                                        16,503
      500  Baloise Holding AG                                               52,748
      564  Bobst Group AG                                                   45,316
       30  Bucher Industries AG                                              7,942
    3,770  Nestle SA                                                       170,619
    2,466  Novartis AG                                                     136,000
      255  Swiss Life Holding                                               68,253
      200  Syngenta AG                                                      65,150
      248  Zurich Financial Services AG                                     63,584
                                                                       -----------
                                                                           705,037
                                                                       -----------
UNITED KINGDOM -- 20.5%
    1,094  3i Group plc                                                     17,992
    1,350  Anglo American plc                                               94,893
    3,245  Antofagasta plc                                                  42,565

Shares                                                                       Value

    2,043  AstraZeneca plc                                                $ 87,238
    5,471  Aviva plc                                                        54,641
      780  BAE Systems plc                                                   6,881
    1,118  Barclays plc                                                      6,497
      239  Barclays plc Rights(2)                                               45
      184  BG Group plc                                                      4,794
    1,932  BHP Billiton plc                                                 73,948
   14,330  BP plc                                                          166,617
    2,247  British American Tobacco plc                                     77,897
   17,290  BT Group plc                                                     68,901
    5,270  Centrica plc                                                     32,594
    1,847  De La Rue plc                                                    32,862
      759  GlaxoSmithKline plc                                              16,840
    5,090  HSBC Holdings plc                                                78,715
   31,131  Legal & General Group plc                                        62,184
    4,099  Lloyds TSB Group plc                                             25,392
    1,795  National Express Group plc                                       34,066
   22,851  Old Mutual plc                                                   42,274
      404  Rio Tinto plc                                                    48,395
    5,450  Royal Bank of Scotland Group plc                                 23,359
    5,508  Royal Dutch Shell plc Cl B                                      221,801
      943  Scottish and Southern Energy plc                                 26,375
    2,486  Standard Chartered plc                                           70,869
      302  Unilever plc                                                      8,603
    1,023  Vedanta Resources plc                                            44,601
      673  Venture Production plc                                           11,659
   48,222  Vodafone Group plc                                              143,379
    8,005  Wm Morrison Supermarkets plc                                     42,488
    2,261  WS Atkins plc                                                    48,138
      977  Xstrata plc                                                      78,373
                                                                       -----------
                                                                         1,795,876
                                                                       -----------
TOTAL COMMON STOCKS & RIGHTS
(Cost $8,818,238)                                                        8,593,477
                                                                       -----------

Temporary Cash Investments -- 1.1%

Repurchase Agreement, Bank of America Securities, LLC,
(collateralized by various U.S. Treasury obligations,
3.375%-3.875%, 1/15/09-1/15/12, valued at $102,020), in a joint trading account at 1.47%, dated 6/30/08, due 7/1/08 (Delivery value
$100,004)
(Cost $100,000)                                                            100,000
                                                                       -----------

------
11

International Core Equity

                                                                             Value

Temporary Cash Investments -- Securities Lending Collateral(3) -- 4.0%

Repurchase Agreement, Barclays Capital Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 2.50%, dated 6/30/08, due 7/1/08 (Delivery
value $90,006)                                                            $ 90,000

Repurchase Agreement, BNP Paribas Securities Corp., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 2.45%, dated 6/30/08, due 7/1/08 (Delivery
value $90,006)                                                              90,000

Repurchase Agreement, Deutsche Bank Securities Inc.,
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 2.50%, dated 6/30/08, due
7/1/08 (Delivery value $90,006)                                             90,000

Repurchase Agreement, UBS Securities LLC, (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 2.65%, dated 6/30/08, due 7/1/08 (Delivery
value $81,363)                                                              81,357
                                                                       -----------
TOTAL TEMPORARY CASH INVESTMENTS -- SECURITIES LENDING COLLATERAL
(Cost $351,357)                                                            351,357
                                                                       -----------
TOTAL INVESTMENT SECURITIES -- 103.1%
(Cost $9,269,595)                                                        9,044,834
                                                                       -----------
OTHER ASSETS AND LIABILITIES -- (3.1)%                                   (267,589)
                                                                       -----------
TOTAL NET ASSETS -- 100.0%                                             $ 8,777,245
                                                                       ===========

Market Sector Diversification
(as a % of net assets)

Financials                       21.2%
Materials                        13.9%
Industrials                      12.5%
Energy                           10.9%
Consumer Discretionary            8.2%
Consumer Staples                  7.9%
Telecommunication Services        6.8%
Health Care                       6.1%
Utilities                         5.9%
Information Technology            4.1%
Diversified                       0.5%
Cash and Equivalents*             2.0%

*Includes temporary cash investments, securities lending collateral and other assets and liabilities.

Notes to Schedule of Investments

CVA = Certificaten Van Aandelen

EAFE = Europe, Australasia, and Far East

MSCI = Morgan Stanley Capital International

(1) Security, or a portion thereof, was on loan as of June 30, 2008.

(2) Non-income producing.

(3) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
12

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2008

ASSETS

Investment securities, at value (cost of $8,918,238) --
including $337,170 of securities on loan                              $8,693,477

Investments made with cash collateral received for securities
on loan, at value (cost of $351,357)                                     351,357
                                                                     -----------

Total investment securities, at value (cost of $9,269,595)             9,044,834

Cash                                                                      44,016

Foreign currency holdings, at value (cost of $16,907)                     16,895

Receivable for investments sold                                           18,939

Dividends and interest receivable                                         14,903
                                                                     -----------
                                                                       9,139,587
                                                                     -----------

LIABILITIES

Payable for collateral received for securities on loan                   351,357

Accrued management fees                                                    8,306

Distribution fees payable                                                  1,443

Service fees (and distribution fees -- A Class and R Class)
payable                                                                    1,236
                                                                     -----------
                                                                         362,342
                                                                     -----------

NET ASSETS                                                            $8,777,245
                                                                     ===========

See Notes to Financial Statements.

------
13

JUNE 30, 2008

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                               $9,301,524

Undistributed net investment income                                      137,856

Accumulated net realized loss on investment and foreign
currency transactions                                                  (437,714)

Net unrealized depreciation on investments and translation
of assets and liabilities in foreign currencies                        (224,421)
                                                                     -----------
                                                                      $8,777,245
                                                                     ===========

INVESTOR CLASS, $0.01 PAR VALUE

Net assets                                                            $2,583,200

Shares outstanding                                                       265,726

Net asset value per share                                                  $9.72

INSTITUTIONAL CLASS, $0.01 PAR VALUE

Net assets                                                            $1,373,879

Shares outstanding                                                       141,167

Net asset value per share                                                  $9.73

A CLASS, $0.01 PAR VALUE

Net assets                                                            $1,484,983

Shares outstanding                                                       152,984

Net asset value per share                                                  $9.71

Maximum offering price (net asset value divided by 0.9425)                $10.30

B CLASS, $0.01 PAR VALUE

Net assets                                                            $1,128,263

Shares outstanding                                                       116,748

Net asset value per share                                                  $9.66

C CLASS, $0.01 PAR VALUE

Net assets                                                            $1,155,699

Shares outstanding                                                       119,587

Net asset value per share                                                  $9.66

R CLASS, $0.01 PAR VALUE

Net assets                                                            $1,051,221

Shares outstanding                                                       108,464

Net asset value per share                                                  $9.69

See Notes to Financial Statements.

------
14

STATEMENT OF OPERATIONS

YEAR ENDED JUNE 30, 2008

INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $25,141)                     $ 289,163

Securities lending, net                                                      9,799

Interest                                                                     1,923
                                                                      ------------
                                                                           300,885
                                                                      ------------

EXPENSES:

Management fees                                                             92,298

Distribution fees:

 B Class                                                                     8,769

 C Class                                                                     8,941

Service fees:

 B Class                                                                     2,923

 C Class                                                                     2,980

Distribution and service fees:

 A Class                                                                     3,490

 R Class                                                                     5,656

Directors' fees and expenses                                                   565

Other expenses                                                                 269
                                                                      ------------
                                                                           125,891
                                                                      ------------

NET INVESTMENT INCOME (LOSS)                                               174,994
                                                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                                                  (816,705)

Foreign currency transactions                                              431,486
                                                                      ------------
                                                                         (385,219)
                                                                      ------------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

Investments                                                            (1,412,989)

Translation of assets and liabilities in foreign currencies                464,641
                                                                      ------------
                                                                         (948,348)
                                                                      ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                (1,333,567)
                                                                      ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $(1,158,573)
                                                                      ============

See Notes to Financial Statements.

------
15

STATEMENT OF CHANGES IN NET ASSETS

YEAR ENDED JUNE 30, 2008 AND PERIOD ENDED JUNE 30, 2007(1)

Increase (Decrease) in Net Assets                                2008         2007

OPERATIONS

Net investment income (loss)                                $ 174,994     $ 76,202

Net realized gain (loss)                                    (385,219)      347,569

Change in net unrealized appreciation (depreciation)        (948,348)      723,927
                                                          -----------   ----------
Net increase (decrease) in net assets resulting from
operations                                                (1,158,573)    1,147,698
                                                          -----------   ----------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

 Investor Class                                              (39,620)           --

 Institutional Class                                         (25,247)           --

 A Class                                                     (23,047)           --

 B Class                                                      (9,938)           --

 C Class                                                     (10,018)           --

 R Class                                                     (15,423)           --

From net realized gains:

 Investor Class                                             (103,169)           --

 Institutional Class                                         (59,422)           --

 A Class                                                     (69,181)           --

 B Class                                                     (55,228)           --

 C Class                                                     (55,672)           --

 R Class                                                     (54,677)           --
                                                          -----------   ----------
Decrease in net assets from distributions                   (520,642)           --
                                                          -----------   ----------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets from capital
share transactions                                          2,887,490    6,421,272
                                                          -----------   ----------

NET INCREASE (DECREASE) IN NET ASSETS                       1,208,275    7,568,970

NET ASSETS

Beginning of period                                         7,568,970           --
                                                          -----------   ----------
End of period                                             $ 8,777,245   $7,568,970
                                                          ===========   ==========

Undistributed net investment income                          $137,856      $84,182
                                                          ===========   ==========

(1) November 30, 2006 (fund inception) through June 30, 2007.

See Notes to Financial Statements.

------
16

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2008

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Quantitative Equity Funds, Inc. (the
corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. International Core Equity
Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in equity securities of companies located in developed countries, excluding the United States and Canada. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class, the
Institutional Class, the A Class, the B Class, the C Class and the R Class.
The A Class may incur an initial sales charge. The A Class, B Class and C
Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.
Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets. All classes of the fund commenced sale on November 30,
2006, the fund's inception date.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the
Statement of Operations. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

------
17

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

EXCHANGE TRADED FUNDS -- The fund may invest in exchange traded funds (ETFs).
ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.
Additionally, ETFs have management fees, which increase their cost.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. At this time, management has not identified any uncertain tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Accordingly, no provision has been made for federal or state income taxes.
Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice per year.

REDEMPTION -- The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

------
18

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.8180% to 1.0000%
and the rates for the Complex Fee (Investor Class, A Class, B Class, C Class
and R Class) range from 0.2500% to 0.3100%. The Institutional Class is 0.2000%
less at each point within the Complex Fee range. The effective annual management fee for each class of the fund for the year ended June 30, 2008 was
1.15% for all classes except Institutional Class, which was 0.95%.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the A
Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule
12b-1 of the 1940 Act. The plans provide that the A Class and the R Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25% for the A Class and 0.50% for the R Class. The plans provide that the B Class and C Class will each pay ACIS an annual distribution fee of 0.75% and service fee and 0.25%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June
30, 2008, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC. ACIM owns 72% of the outstanding shares of the fund.

The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB).
Prior to December 12, 2007, the fund had a bank line of credit agreement with
JPMCB. JPMCB is a custodian of the fund and a wholly owned subsidiary of
JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2008, were $11,133,795 and
$8,711,184, respectively.

------
19

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                                   Year ended                  Period ended
                                 June 30, 2008               June 30, 2007(1)
                             Shares         Amount         Shares        Amount

INVESTOR CLASS/SHARES
AUTHORIZED                 100,000,000                   100,000,000
                           ===========                   ===========

Sold                           158,216      $1,738,571       127,758    $1,308,099

Issued in reinvestment
of distributions                13,770         142,789            --            --

Redeemed                      (31,917)    (325,022)(2)       (2,101)   (23,693)(3)
                           -----------     -----------   -----------   -----------
                               140,069       1,556,338       125,657     1,284,406
                           -----------     -----------   -----------   -----------

INSTITUTIONAL
CLASS/SHARES AUTHORIZED     50,000,000                    50,000,000
                           ===========                   ===========

Sold                            39,265         408,830       101,500     1,015,013

Issued in reinvestment
of distributions                 8,165          84,669            --            --

Redeemed                       (7,763)     (80,394)(4)            --            --
                           -----------     -----------   -----------   -----------
                                39,667         413,105       101,500     1,015,013
                           -----------     -----------   -----------   -----------

A CLASS/SHARES
AUTHORIZED                  10,000,000                    10,000,000
                           ===========                   ===========

Sold                            63,200         682,523       103,325     1,036,231

Issued in reinvestment
of distributions                 7,671          79,550            --            --

Redeemed                      (21,212)       (215,582)            --            --
                           -----------     -----------   -----------   -----------
                                49,659         546,491       103,325     1,036,231
                           -----------     -----------   -----------   -----------

B CLASS/SHARES
AUTHORIZED                  10,000,000                    10,000,000
                           ===========                   ===========

Sold                             8,720          81,080       102,284     1,023,994

Issued in reinvestment
of distributions                 6,290          65,166            --            --

Redeemed                         (546)      (5,478)(5)            --            --
                           -----------     -----------   -----------   -----------
                                14,464         140,768       102,284     1,023,994
                           -----------     -----------   -----------   -----------

C CLASS/SHARES
AUTHORIZED                  10,000,000                    10,000,000
                           ===========                   ===========

Sold                            10,886         112,483       104,182     1,046,615

Issued in reinvestment
of distributions                 6,341          65,690            --            --

Redeemed                       (1,822)        (19,575)            --            --
                           -----------     -----------   -----------   -----------
                                15,405         158,598       104,182     1,046,615
                           -----------     -----------   -----------   -----------
R CLASS/SHARES
AUTHORIZED                  10,000,000                    10,000,000
                           ===========                   ===========

Sold                               198           2,090       101,500     1,015,013

Issued in reinvestment
of distributions                 6,766          70,100            --            --
                           -----------     -----------   -----------   -----------
                                 6,964          72,190       101,500     1,015,013
                           -----------     -----------   -----------   -----------
Net increase (decrease)        266,228      $2,887,490       638,448    $6,421,272
                           ===========     ===========   ===========   ===========

(1) November 30, 2006 (fund inception) through June 30, 2007.

(2) Net of redemption fees of $56.

(3) Net of redemption fees of $117.

(4) Net of redemption fees of $61.

(5) Net of redemption fees of $119.

------
20

5. SECURITIES LENDING

As of June 30, 2008, securities in the fund valued at $337,170 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total market value of all collateral received, at this date, was $351,357. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

6. BANK LINE OF CREDIT

Effective December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, has a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the
Federal Funds rate plus 0.40%. The fund did not borrow from either line during the year ended June 30, 2008.

7. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.
Investing in emerging markets may accentuate these risks.

8. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended June 30, 2008 and the period
November 30, 2006 (fund inception) through June 30, 2007, were as follows:

                               2008     2007
DISTRIBUTIONS PAID FROM

Ordinary income              $520,642    --

Long-term capital gains         --       --

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

------
21

As of June 30, 2008, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

Federal tax cost of investments                                   $9,271,647
                                                                  ==========
Gross tax appreciation of investments                              $ 672,832

Gross tax depreciation of investments                              (899,645)
                                                                  ----------
Net tax appreciation (depreciation) of investments                $(226,813)
                                                                  ==========
Net tax appreciation (depreciation) on derivatives and
translation of assets and liabilities in foreign currencies            $ 346
                                                                  ----------
Net tax appreciation (depreciation)                               $(226,467)
                                                                  ==========

Undistributed ordinary income                                       $140,633

Capital loss deferral                                             $(435,662)

Currency loss deferral                                              $(2,783)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency exchange contracts.

The capital and currency loss deferrals represent net capital and foreign currency losses incurred in the eight-month period ended June 30, 2008. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

9. RECENTLY ISSUED ACCOUNTING STANDARDS

The Financial Accounting Standards Board (FASB) issued Statement of Financial
Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), in
September 2006, which is effective for fiscal years beginning after November
15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of FAS 157 does not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

10. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2008.

The fund hereby designates $397,305 of distributions as qualified short-term capital gains for purposes of Internal Revenue Code Section 871.

As of June 30, 2008, the fund hereby designates $25,141 as a foreign tax credit, which represents taxes paid on income derived from sources within foreign countries or possessions of the United States.

------
22

FINANCIAL HIGHLIGHTS
International Core Equity

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
                                                                 2008     2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                           $11.88      $10.00
                                                             --------    --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                 0.28        0.15

 Net Realized and Unrealized Gain (Loss)                       (1.69)        1.73
                                                             --------    --------
 Total From Investment Operations                              (1.41)        1.88
                                                             --------    --------
Distributions

 From Net Investment Income                                    (0.21)          --

 From Net Realized Gains                                       (0.54)          --
                                                             --------    --------
 Total Distributions                                           (0.75)          --
                                                             --------    --------
Net Asset Value, End of Period                                  $9.72      $11.88
                                                             ========    ========

TOTAL RETURN(3)                                              (12.30)%      18.80%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets               1.16%    1.18%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                           2.50%    2.30%(4)

Portfolio Turnover Rate                                          108%         51%

Net Assets, End of Period (in thousands)                       $2,583      $1,493

(1) November 30, 2006 (fund inception) through June 30, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
23

International Core Equity

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
                                                                 2008     2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                           $11.90      $10.00
                                                             --------    --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                 0.29        0.16

 Net Realized and Unrealized Gain (Loss)                       (1.69)        1.74
                                                             --------    --------
 Total From Investment Operations                              (1.40)        1.90
                                                             --------    --------
Distributions

 From Net Investment Income                                    (0.23)          --

 From Net Realized Gains                                       (0.54)          --
                                                             --------    --------
 Total Distributions                                           (0.77)          --
                                                             --------    --------
Net Asset Value, End of Period                                  $9.73      $11.90
                                                             ========    ========

TOTAL RETURN(3)                                              (12.19)%      19.00%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets               0.96%    0.98%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                           2.70%    2.50%(4)

Portfolio Turnover Rate                                          108%         51%

Net Assets, End of Period (in thousands)                       $1,374      $1,208

(1) November 30, 2006 (fund inception) through June 30, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
24

International Core Equity

A Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
                                                                 2008     2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                           $11.87      $10.00
                                                             --------    --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                 0.24        0.13

 Net Realized and Unrealized Gain (Loss)                       (1.68)        1.74
                                                             --------    --------
 Total From Investment Operations                              (1.44)        1.87
                                                             --------    --------
Distributions

 From Net Investment Income                                    (0.18)          --

 From Net Realized Gains                                       (0.54)          --
                                                             --------    --------
 Total Distributions                                           (0.72)          --
                                                             --------    --------
Net Asset Value, End of Period                                  $9.71      $11.87
                                                             ========    ========

TOTAL RETURN(3)                                              (12.53)%      18.70%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets               1.41%    1.43%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                           2.25%    2.05%(4)

Portfolio Turnover Rate                                          108%         51%

Net Assets, End of Period (in thousands)                       $1,485      $1,226

(1) November 30, 2006 (fund inception) through June 30, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
25

International Core Equity

B Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
                                                                 2008     2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                           $11.81      $10.00
                                                             --------    --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                 0.15        0.08

 Net Realized and Unrealized Gain (Loss)                       (1.66)        1.73
                                                             --------    --------
 Total From Investment Operations                              (1.51)        1.81
                                                             --------    --------
Distributions

 From Net Investment Income                                    (0.10)          --

 From Net Realized Gains                                       (0.54)          --
                                                             --------    --------
 Total Distributions                                           (0.64)          --
                                                             --------    --------
Net Asset Value, End of Period                                  $9.66      $11.81
                                                             ========    ========

TOTAL RETURN(3)                                              (13.26)%      18.20%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets               2.16%    2.18%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                           1.50%    1.30%(4)

Portfolio Turnover Rate                                          108%         51%

Net Assets, End of Period (in thousands)                       $1,128      $1,208

(1) November 30, 2006 (fund inception) through June 30, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
26

International Core Equity

C Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
                                                                 2008     2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                           $11.82      $10.00
                                                             --------    --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                 0.15        0.08

 Net Realized and Unrealized Gain (Loss)                       (1.67)        1.74
                                                             --------    --------
 Total From Investment Operations                              (1.52)        1.82
                                                             --------    --------
Distributions

 From Net Investment Income                                    (0.10)          --

 From Net Realized Gains                                       (0.54)          --
                                                             --------    --------
 Total Distributions                                           (0.64)          --
                                                             --------    --------
Net Asset Value, End of Period                                  $9.66      $11.82
                                                             ========    ========

TOTAL RETURN(3)                                              (13.26)%      18.20%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets               2.16%    2.18%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                           1.50%    1.30%(4)

Portfolio Turnover Rate                                          108%         51%

Net Assets, End of Period (in thousands)                       $1,156      $1,231

(1) November 30, 2006 (fund inception) through June 30, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
27

International Core Equity

R Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
                                                                 2008     2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                           $11.85      $10.00
                                                             --------    --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                 0.20        0.11

 Net Realized and Unrealized Gain (Loss)                       (1.67)        1.74
                                                             --------    --------
 Total From Investment Operations                              (1.47)        1.85
                                                             --------    --------
Distributions

 From Net Investment Income                                    (0.15)          --

 From Net Realized Gains                                       (0.54)          --
                                                             --------    --------
 Total Distributions                                           (0.69)          --
                                                             --------    --------
Net Asset Value, End of Period                                  $9.69      $11.85
                                                             ========    ========

TOTAL RETURN(3)                                              (12.78)%      18.50%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets               1.66%    1.68%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                           2.00%    1.80%(4)

Portfolio Turnover Rate                                          108%         51%

Net Assets, End of Period (in thousands)                       $1,051      $1,203

(1) November 30, 2006 (fund inception) through June 30, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Directors of the American Century Quantitative Equity Funds, Inc.
and Shareholders of the International Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International
Core Equity Fund (one of the ten funds comprising the American Century
Quantitative Equity Funds, Inc., hereafter referred to as the "Fund") at June
30, 2008, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the
United States of America. These financial statements and financial highlights
(hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 19, 2008

------
29

MANAGEMENT

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent directors is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors. Those listed as interested directors are
"interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC)
or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Investment Management, Inc. (ACIM or the
advisor); the fund's principal underwriter, American Century Investment
Services, Inc. (ACIS); and the fund's transfer agent, American Century
Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The directors serve in this capacity for eight registered investment companies in the American
Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment Management,
Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTOR

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 111
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

INDEPENDENT DIRECTORS

JOHN FREIDENRICH, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director (since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member and Manager, Regis
Management Company, LLC (money management firm) (April 2004 to present);
Partner and Founder, Bay Partners (venture capital firm) (1976 to 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------
30

RONALD J. GILSON, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of
Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

FREDERICK L.A. GRAUER, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Director (since 2008)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Advisor, Barclays Global
Investors (asset manager) (2003 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

PETER F. PERVERE, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Intraware, Inc.

MYRON S. SCHOLES, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1941
POSITION(S) HELD WITH FUND: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Platinum Grove Asset
Management, L.P. (asset manager), and a Partner, Oak Hill Capital Management
(asset manager) (1999 to present); Frank E. Buck Professor of
Finance-Emeritus, Stanford Graduate School of Business (1996 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Chicago Mercantile Exchange
(2000 to present)

JOHN B. SHOVEN, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Director (since 2002)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Professor of Economics, Stanford
University (1973 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Cadence Design Systems (1992
to present)

JEANNE D. WOHLERS, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1984)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------
31

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as:
Director, ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present); and Controller, various American Century Investments funds
(1997 to September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

------
32

APPROVAL OF MANAGEMENT AGREEMENT
International Core Equity

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century Investments, this process is referred to as the
"15(c) Process." The board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the board, the nature and quality of significant services provided by the advisor, the investment performance of the funds, shareholder services, audit and compliance functions and a variety of other matters relating to fund operations. Each year, it also holds a special meeting in connection with determining whether to renew the contracts for advisory services, to review fund performance, shareholder services, adviser profitability, audit and compliance matters, and other fund operational matters.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the "15(c) Providers") concerning International Core Equity
(the "fund") and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund;

* reports on the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* information about the compliance policies, procedures, and regulatory experience of the advisor;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the Directors at a special meeting and at a regularly scheduled quarterly meeting reviewed and discussed the information provided by the advisor throughout the year and to negotiate with the advisor the renewal of the management agreement, including the setting of the applicable advisory fee. The board had the benefit of the advice of its independent counsel throughout the period.

------
33

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, an independent data provider, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal-services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct

------
34

their business. At each quarterly meeting and at the special meeting to consider renewal of the advisory contract, the Directors, directly and through its Portfolio Committee, reviews investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security and sector selection) and any efforts being undertaken to improve performance. The fund's performance fell below its benchmark for the one year period.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors, directly and through the various Committees of the Board, review reports and evaluations of such services at their regular quarterly meetings and at its special meeting to consider renewal of the Advisory Contract, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically.
They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, and the expenses incurred by the advisor in providing various functions to the fund. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund complex and the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the fund reflect the complexity of assessing economies of scale.

------
35

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group. The unified fee charged to shareholders of the fund was equal to the median of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The
Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the Directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor and others concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

------
36

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments' website at americancentury.com and on the
Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the
"About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

------
37

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

Morgan Stanley Capital International (MSCI) has developed several indices that measure the performance of foreign stock markets.

The MSCI EAFE (EUROPE, AUSTRALASIA, FAR EAST) INDEX is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI EAFE GROWTH INDEX is a capitalization-weighted index that monitors the performance of growth stocks from Europe, Australasia, and the Far East.

The MSCI EAFE VALUE INDEX is a capitalization-weighted index that monitors the performance of value stocks from Europe, Australasia, and the Far East.

The MSCI EM (EMERGING MARKETS) INDEX represents the net performance of stocks in global emerging market countries.

The MSCI EUROPE INDEX is designed to measure equity market performance in
Europe.

The MSCI JAPAN INDEX is designed to measure equity market performance in Japan.

The MSCI PACIFIC FREE EX-JAPAN INDEX is a free float-adjusted market capitalization index that is designed to measure equity market performance in the Pacific region, excluding Japan.

The MSCI WORLD FREE INDEX represents the performance of stocks in developed countries (including the United States) that are available for purchase by global investors.

------
38

NOTES

------
39

NOTES

------
40

[back cover]

[american century investments logo and text logo ®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE . . . . . . . . . . . . . . .            1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE . . . . . . . . . . . .        1-800-345-2021 or
                                                                816-531-5575

INVESTORS USING ADVISORS . . . . . . . . . . . . . . . .        1-800-378-9878

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS . . . . . . . . . . . . . . . . . . . .        1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES . . . . . .        1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF . . . . . . . . .        1-800-634-4113

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0808
CL-ANN-61132N

[front cover]

ANNUAL REPORT
JUNE 30, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY INVESTMENTS

NT EQUITY GROWTH FUND
NT SMALL COMPANY FUND

PRESIDENT'S LETTER

[photo of Jonathan Thomas]

JONATHAN THOMAS

Dear Investor,

At American Century Investments®, we are committed to helping you reach your financial goals. Your success is the ultimate measure of our performance.
That's why we focus on achieving superior investment results and building long-term relationships with investors like you.

Part of that relationship is to clearly communicate investment results and what influenced them. To help you monitor your investment with us, we take pride in providing you with the annual report for the American Century® NT
Equity Growth and NT Small Company funds for the 12 months ended June 30,
2008. We also recommend americancentury.com, where we provide company news, quarterly portfolio commentaries, investment views, and other useful information.

As noted on the website, 2008 marks the 50th anniversary of American Century
Investments. Since 1958, we've worked to make wise decisions with your interests as our guide. Fifty years also means that we've met the challenges of previous economic downturns. As we've crossed those hurdles and earned your trust, our assets under management have grown to nearly $100 billion, putting us in the top 5% of our industry. This growth has given us the resources to offer a wide array of financial products and services, including a well-diversified lineup of portfolios that provides you with many choices in these uncertain times.

Though our offerings are diverse, they share several key qualities, including our disciplined investment approach and active, team-based management. Strict adherence to our processes and long-term strategies allows us to stay focused during volatile periods. Investors in our portfolios also benefit from the sum of our investment teams' expertise as they share research and information.

We'll continue to work hard to earn your trust. Thank you for your continued
support.

Sincerely,

/s/Jonathan Thomas
Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .      2

NT EQUITY GROWTH

NT SMALL COMPANY

FINANCIAL STATEMENTS

OTHER INFORMATION

     Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     31
     Approval of Management Agreements for

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century
Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American
Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century
Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities.
Performance information for comparative indices and securities is provided to
American Century Investments by third party vendors. To the best of American
Century Investments' knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of chief investment officer]

BY JOHN SCHNIEDWIND, CHIEF INVESTMENT OFFICER, QUANTITATIVE EQUITY

STOCKS STUMBLED AMID WEAK ECONOMY AND TURBULENT CREDIT MARKETS

The broad U.S. equity indexes suffered double-digit declines for the 12 months ended June 30, 2008, in an environment of exceptionally high market volatility. One of the main factors contributing to the stock market chaos was a meltdown in the subprime mortgage market, which led to a persistent liquidity crunch in the credit markets. The fallout included hundreds of billions of dollars in mortgage- and credit-related losses, hobbling the financial sector.

The credit turmoil had a negative impact on the U.S. economy, which teetered on the brink of recession amid a deteriorating housing market, rising unemployment, and weaker consumer spending. The Federal Reserve (the Fed)
attempted to provide some stability to the economy and financial system by cutting short-term interest rates aggressively and injecting liquidity into the credit markets. However, the Fed's game plan was complicated by surging energy and food prices, which led to the highest inflation rate in 17 years.

Other than noteworthy rallies in September/October 2007 and April/May 2008, the stock market sustained its downward trajectory throughout the 12-month period. Losses were most severe in the first half of 2008, when the broad stock indexes suffered both their worst quarterly performance and worst monthly return in nearly six years.

MID-CAP AND GROWTH HELD UP BEST

Mid-cap issues generated the best returns for the 12-month period, while small-cap shares experienced the biggest declines (see the accompanying table). Growth-oriented stocks comfortably outperformed value shares across all market capitalizations.

Energy stocks were by far the top performers, gaining more than 25% as the price of oil soared to a record high of $140 a barrel. Materials and utilities stocks also delivered solid gains, benefiting from rising commodity prices.
The financials sector sustained the largest losses, plunging by more than 40%
as credit-related losses piled up. Consumer discretionary stocks also fell sharply during the period, reflecting the weak economy.

U.S. Stock Index Returns
For the 12 months ended June 30, 2008

RUSSELL 1000 INDEX (LARGE-CAP)       -12.36%
Russell 1000 Growth Index             -5.96%
Russell 1000 Value Index             -18.78%

RUSSELL MIDCAP INDEX                 -11.19%
Russell Midcap Growth Index           -6.42%
Russell Midcap Value Index           -17.09%

RUSSELL 2000 INDEX (SMALL-CAP)       -16.19%
Russell 2000 Growth Index            -10.83%
Russell 2000 Value Index             -21.63%

------
2

PERFORMANCE
NT Equity Growth

Total Returns as of June 30, 2008
                                   Average Annual Returns
                                           Since            Inception
                         1 year          Inception            Date
INSTITUTIONAL CLASS      -11.84%           1.33%             5/12/06
S&P 500 INDEX(1)         -13.12%           1.54%               --

(1) Data provided by Lipper Inc. - A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Growth of $10,000 Over Life of Class

$10,000 investment made May 12, 2006

One-Year Returns Over Life of Class
Periods ended June 30
                         2006*    2007      2008
Institutional Class      -1.18%  18.08%   -11.84%
S&P 500 Index            -1.39%  20.59%   -13.12%

*From 5/12/06, the Institutional Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

PORTFOLIO COMMENTARY
NT Equity Growth

Portfolio Managers: Bill Martin and Tom Vaiana

PERFORMANCE SUMMARY

NT Equity Growth returned -11.84% for the year ended June 30, 2008, outpacing the -13.12% return of its benchmark, the S&P 500 Index.

For the 12-month period, negative returns in eight of ten market sectors contributed to NT Equity Growth's double-digit decline, most notably in the financials and consumer discretionary sectors. Just two sectors contributed positively to performance during the period -- materials and energy.

In a period of extraordinary volatility and sharp swings in market sentiment,
NT Equity Growth held up better than the S&P 500. The portfolio's emphasis on individual security selection rather than sector weightings proved favorable during the period as stock selection added value in six of ten market sectors.

FINANCIALS OUTPERFORMED

By far, stock selection was most successful in the beaten-down financials sector, which provided the bulk of NT Equity Growth's outperformance versus the S&P 500. The key behind the outperformance in financials was avoiding the worst performers in the sector, particularly among commercial banks and insurance firms.

The most notable underweight position in this segment of the portfolio was insurer American International Group (AIG). AIG fell sharply as the company faced an SEC investigation, reported the largest quarterly loss in its history, and dismissed its CEO. Commercial bank Wachovia, which also struggled with significant losses and executive management turnover, was another noteworthy decliner that the portfolio avoided.

MATERIALS AND HEALTH CARE ALSO ADDED VALUE

Materials stocks generated the best return in the portfolio and contributed notably to the fund's outperformance of its benchmark index. Stock selection among chemicals companies was responsible for virtually all of the outperformance in this sector. The top relative performance contributor in the portfolio was agricultural chemicals producer Mosaic, which makes fertilizer from its own phosphate and potash mines. Enormous global agricultural demand led to escalating prices for fertilizer and its raw materials, generating a substantial increase in profitability for Mosaic.

The portfolio's health care stocks also outperformed their counterparts in the index, largely because of judicious stock selection among biotechnology firms and health care equipment makers. One of the best contributors was medical device maker Baxter International, which was one of the portfolio's largest overweights during the period. Baxter advanced as the company consistently delivered better-than-expected earnings.

Top Ten Holdings as of June 30, 2008
                                              % of         % of
                                           net assets   net assets
                                              as of        as of
                                             6/30/08     12/31/07
Exxon Mobil Corp.                             5.3%         5.2%
Johnson & Johnson                             2.6%         2.7%
ConocoPhillips                                2.6%         2.5%
International Business Machines Corp.         2.6%         2.4%
Hewlett-Packard Co.                           2.0%         2.2%
Anheuser-Busch Companies, Inc.                1.7%         1.3%
McDonald's Corp.                              1.7%         1.5%
Chevron Corp.                                 1.7%         1.4%
AT&T Inc.                                     1.7%         1.7%
Amgen Inc.                                    1.6%          --

------
4

NT Equity Growth

CONSUMER STAPLES AND UTILITIES DETRACTED

The portfolio's consumer staples and utilities stocks had the most significant negative impact on performance compared with the S&P 500. An overweight position in beverage makers, many of which faced higher raw materials costs, and an underweight position in food and staples retailers, which were largely immune to the economic slowdown, contributed the most to underperformance in the consumer staples sector.

In the utilities sector, an overweight position in independent power producers hurt performance as higher energy costs squeezed profit margins. Reliant
Energy and AES were the biggest individual detractors.

The fund's worst relative performance contributor was health care provider
WellCare Health Plans, which fell sharply after the government raided the company's headquarters in late 2007, leading to a management shake-up and a restatement of past earnings.

A LOOK AHEAD

The factors contributing to the stock market's decline over the past 12 months show few signs of abating as we move into the second half of 2008. The economy continues to wrestle with further deterioration in the housing and mortgage markets, a rising unemployment rate, a struggling financial sector, and the highest inflation rate since 1991. The Federal Reserve is caught between a rock and a hard place as it tries to strike a balance between stimulating economic activity and keeping inflation from getting out of control.

In this environment, we remain focused on our disciplined, balanced investment approach, which we believe will continue to produce favorable results over the long term.

NT Equity Growth's Five Largest Overweights as of June 30, 2008
                                               % of          % of
                                           portfolio's     S&P 500
                                              stocks        Index
Anheuser-Busch Companies, Inc.                1.76%         0.40%
Accenture Ltd. Cl A                           1.34%           --
Entergy Corp.                                 1.54%         0.21%
ConocoPhillips                                2.62%         1.30%
AutoZone, Inc.                                1.25%         0.05%

NT Equity Growth's Five Largest Underweights as of June 30, 2008
                                                % of          % of
                                            portfolio's     S&P 500
                                               stocks        Index
General Electric Co.                           1.42%         2.38%
Philip Morris International Inc.                 --          0.93%
Microsoft Corp.                                1.05%         1.97%
Cisco Systems Inc.                             0.41%         1.23%
Citigroup Inc.                                   --          0.82%

------
5

SCHEDULE OF INVESTMENTS
NT Equity Growth

JUNE 30, 2008

Shares                                                              Value

Common Stocks -- 99.4%

AEROSPACE & DEFENSE -- 2.8%
        23,034  Boeing Co.                                    $ 1,513,796
         3,559  General Dynamics Corp.                            299,668
           877  Goodrich Corp.                                     41,622
           751  L-3 Communications Holdings, Inc.                  68,243
        10,721  Lockheed Martin Corp.                           1,057,734
         3,431  Raytheon Co.                                      193,097
                                                             ------------
                                                                3,174,160
                                                             ------------
AIR FREIGHT & LOGISTICS -- 0.8%
         1,642  C.H. Robinson Worldwide Inc.                       90,047
         2,785  FedEx Corp.                                       219,430
         9,803  United Parcel Service, Inc. Cl B                  602,591
                                                             ------------
                                                                  912,068
                                                             ------------
AIRLINES -- 0.1%
         9,016  Southwest Airlines Co.                            117,569
                                                             ------------
AUTO COMPONENTS -- 0.4%
         5,192  Johnson Controls, Inc.                            148,906
         9,360  Lear Corp.(1)                                     132,725
         7,365  TRW Automotive Holdings Corp.(1)                  136,032
                                                             ------------
                                                                  417,663
                                                             ------------
AUTOMOBILES -- 0.1%
        11,746  Ford Motor Co.(1)(2)                               56,498
                                                             ------------
BEVERAGES -- 3.0%
        31,645  Anheuser-Busch Companies, Inc.                  1,965,787
        10,949  Coca-Cola Co. (The)                               569,129
        13,293  PepsiCo, Inc.                                     845,302
                                                             ------------
                                                                3,380,218
                                                             ------------
BIOTECHNOLOGY -- 2.3%
        37,412  Amgen Inc.(1)                                   1,764,350
         9,696  Cephalon, Inc.(1)                                 646,626
         2,382  Gilead Sciences, Inc.(1)                          126,127
                                                             ------------
                                                                2,537,103
                                                             ------------
CAPITAL MARKETS -- 3.6%
         7,466  Charles Schwab Corp. (The)                        153,352
        10,444  Federated Investors Inc. Cl B                     359,482
         3,003  Goldman Sachs Group, Inc. (The)                   525,225
           572  Janus Capital Group Inc.                           15,141
        22,670  Knight Capital Group, Inc. Cl A(1)                407,607
        12,081  Morgan Stanley                                    435,762

Shares                                                              Value

         8,123  Northern Trust Corp.                            $ 556,994
        13,575  Raymond James Financial, Inc.                     358,244
        19,184  State Street Corp.                              1,227,583
                                                             ------------
                                                                4,039,390
                                                             ------------
CHEMICALS -- 1.8%
           316  Ashland Inc.                                       15,231
         2,629  Celanese Corp., Series A                          120,040
         2,130  CF Industries Holdings, Inc.                      325,464
         5,508  Monsanto Co.                                      696,431
         2,864  Mosaic Co. (The)(1)                               414,421
            49  Potash Corp. of Saskatchewan                       11,200
           401  Sigma-Aldrich Corp.                                21,598
         7,876  Terra Industries Inc.                             388,681
                                                             ------------
                                                                1,993,066
                                                             ------------
COMMERCIAL BANKS -- 1.7%
        18,191  Royal Bank of Canada                              812,592
        44,426  Wells Fargo & Co.                               1,055,117
                                                             ------------
                                                                1,867,709
                                                             ------------
COMMERCIAL SERVICES & SUPPLIES -- 0.2%
         1,606  Allied Waste Industries Inc.(1)                    20,268
         6,702  R.R. Donnelley & Sons Co.                         198,982
         1,077  Watson Wyatt Worldwide, Inc. Cl A                  56,963
                                                             ------------
                                                                  276,213
                                                             ------------
COMMUNICATIONS EQUIPMENT -- 0.6%
        19,637  Cisco Systems Inc.(1)                             456,757
        10,045  Corning Inc.                                      231,537
           914  QUALCOMM Inc.                                      40,554
                                                             ------------
                                                                  728,848
                                                             ------------
COMPUTERS & PERIPHERALS -- 4.3%
         8,866  Apple Inc.(1)                                   1,484,523
        19,586  EMC Corp.(1)                                      287,718
        51,238  Hewlett-Packard Co.                             2,265,232
        10,825  Sun Microsystems, Inc.(1)                         117,776
        17,535  Western Digital Corp.(1)                          605,484
                                                             ------------
                                                                4,760,733
                                                             ------------
CONSTRUCTION & ENGINEERING -- 1.0%
         7,054  Chicago Bridge & Iron Company New York
                Shares                                            280,890
         1,835  EMCOR Group Inc.(1)                                52,353
         4,419  Fluor Corp.                                       822,287
                                                             ------------
                                                                1,155,530
                                                             ------------

------
6

NT Equity Growth
Shares                                                              Value

CONSUMER FINANCE -- 1.1%
         9,220  American Express Co.                            $ 347,317
        10,663  Capital One Financial Corp.                       405,301
        38,733  Discover Financial Services                       510,114
                                                             ------------
                                                                1,262,732
                                                             ------------
CONTAINERS & PACKAGING -- 0.4%
         4,471  Owens-Illinois Inc.(1)                            186,396
         8,746  Rock-Tenn Co. Cl A                                262,292
         1,642  Sonoco Products Co.                                50,820
                                                             ------------
                                                                  499,508
                                                             ------------
DIVERSIFIED FINANCIAL SERVICES -- 1.8%
        32,989  Bank of America Corp.                             787,447
        36,883  JPMorgan Chase & Co.                            1,265,456
                                                             ------------
                                                                2,052,903
                                                             ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.4%
        55,652  AT&T Inc.                                       1,874,916
           921  CenturyTel Inc.                                    32,778
         1,244  Embarq Corp.                                       58,804
        20,584  Verizon Communications Inc.                       728,674
         3,300  Windstream Corp.                                   40,722
                                                             ------------
                                                                2,735,894
                                                             ------------
ELECTRIC UTILITIES -- 2.6%
        14,411  Duke Energy Corp.                                 250,463
         3,717  Edison International                              190,979
        14,242  Entergy Corp.                                   1,715,877
         2,031  Exelon Corp.                                      182,709
         7,456  FPL Group, Inc.                                   488,965
         2,361  PPL Corp.                                         123,409
                                                             ------------
                                                                2,952,402
                                                             ------------
ELECTRICAL EQUIPMENT -- 0.5%
        10,554  Emerson Electric Co.                              521,895
                                                             ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.7%
        60,011  Celestica Inc.(1)(2)                              505,893
        40,171  Tyco Electronics Ltd.                           1,438,925
                                                             ------------
                                                                1,944,818
                                                             ------------
ENERGY EQUIPMENT & SERVICES -- 3.7%
        10,588  ENSCO International Inc.                          854,875
         9,012  FMC Technologies Inc.(1)                          693,293
        13,015  Halliburton Co.                                   690,706
         9,926  National Oilwell Varco, Inc.(1)                   880,635
         2,560  Noble Corp.                                       166,298
         6,430  Schlumberger Ltd.                                 690,775
         1,699  Smith International, Inc.                         141,255
           286  Unit Corp.(1)                                      23,729
                                                             ------------
                                                                4,141,566
                                                             ------------

Shares                                                              Value

FOOD & STAPLES RETAILING -- 2.4%
         4,220  Costco Wholesale Corp.                          $ 295,991
        12,410  Safeway Inc.                                      354,306
        18,386  SYSCO Corp.                                       505,799
        27,195  Wal-Mart Stores, Inc.                           1,528,358
                                                             ------------
                                                                2,684,454
                                                             ------------
FOOD PRODUCTS -- 1.2%
         9,692  Flowers Foods Inc.                                274,671
        13,061  General Mills, Inc.                               793,717
         6,428  H.J. Heinz Co.                                    307,580
                                                             ------------
                                                                1,375,968
                                                             ------------
GAS UTILITIES -- 0.1%
         3,494  Nicor Inc.(2)                                     148,809
                                                             ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.8%
        24,576  Baxter International Inc.                       1,571,390
         5,868  Becton, Dickinson & Co.                           477,068
                                                             ------------
                                                                2,048,458
                                                             ------------
HEALTH CARE PROVIDERS & SERVICES -- 0.6%
         3,499  Express Scripts, Inc.(1)                          219,457
        10,568  Owens & Minor Inc.                                482,852
                                                             ------------
                                                                  702,309
                                                             ------------
HEALTH CARE TECHNOLOGY -- 0.1%
         4,975  IMS Health Inc.                                   115,918
                                                             ------------
HOTELS, RESTAURANTS & LEISURE -- 2.8%
         3,001  Choice Hotels International Inc.                   79,527
        34,466  McDonald's Corp.                                1,937,678
        13,251  Starwood Hotels & Resorts Worldwide, Inc.         530,968
        18,110  Yum! Brands, Inc.                                 635,479
                                                             ------------
                                                                3,183,652
                                                             ------------
HOUSEHOLD DURABLES -- 0.9%
         1,943  NVR, Inc.(1)                                      971,655
         2,749  Tupperware Brands Corp.                            94,071
                                                             ------------
                                                                1,065,726
                                                             ------------
HOUSEHOLD PRODUCTS -- 1.7%
         6,383  Colgate-Palmolive Co.                             441,065
        24,329  Procter & Gamble Co. (The)                      1,479,447
                                                             ------------
                                                                1,920,512
                                                             ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 1.0%
        53,584  Reliant Energy, Inc.(1)                         1,139,732
                                                             ------------
INDUSTRIAL CONGLOMERATES -- 1.4%
        59,391  General Electric Co.                            1,585,146
                                                             ------------

------
7

NT Equity Growth
Shares                                                              Value

INSURANCE -- 3.5%
        11,772  Ace, Ltd.                                       $ 648,519
         7,111  American Financial Group, Inc.                    190,219
        14,365  Arch Capital Group Ltd.(1)                        952,687
        10,341  Aspen Insurance Holdings Ltd.                     244,771
           512  Assurant, Inc.                                     33,772
        13,022  Axis Capital Holdings Ltd.                        388,186
        12,396  MetLife, Inc.                                     654,137
         7,971  Platinum Underwriters Holdings, Ltd.              259,934
         6,053  Travelers Companies, Inc. (The)                   262,700
        13,506  Unum Group                                        276,198
                                                             ------------
                                                                3,911,123
                                                             ------------
INTERNET & CATALOG RETAIL -- 0.1%
         1,066  Amazon.com, Inc.(1)                                78,170
                                                             ------------
INTERNET SOFTWARE & SERVICES -- 0.9%
         1,917  Google Inc. Cl A(1)                             1,009,147
                                                             ------------
IT SERVICES -- 6.8%
        36,748  Accenture Ltd. Cl A                             1,496,379
        24,646  International Business Machines Corp.           2,921,289
         1,976  MasterCard Inc. Cl A                              524,668
         7,772  Metavante Technologies Inc.(1)                    175,803
        10,711  Visa Inc. Cl A(1)                                 870,911
        60,212  Western Union Co. (The)                         1,488,441
                                                             ------------
                                                                7,477,491
                                                             ------------
LEISURE EQUIPMENT & PRODUCTS -- 0.3%
         3,665  Hasbro, Inc.                                      130,914
         4,209  Polaris Industries Inc.(2)                        169,959
                                                             ------------
                                                                  300,873
                                                             ------------
LIFE SCIENCES TOOLS & SERVICES -- 0.3%
         4,576  Invitrogen Corp.(1)                               179,654
         3,487  Thermo Fisher Scientific Inc.(1)                  194,330
                                                             ------------
                                                                  373,984
                                                             ------------
MACHINERY -- 1.7%
        17,466  Caterpillar Inc.                                1,289,341
         1,120  Dover Corp.                                        54,174
         1,519  Flowserve Corp.                                   207,647
         5,248  Parker-Hannifin Corp.                             374,287
                                                             ------------
                                                                1,925,449
                                                             ------------

Shares                                                              Value

MEDIA -- 2.2%
        36,668  Comcast Corp. Cl A                              $ 695,593
         8,332  DIRECTV Group, Inc. (The)(1)                      215,882
        22,569  DISH Network Corp. Cl A(1)                        660,820
         2,608  Omnicom Group Inc.                                117,047
         7,287  Viacom Inc. Cl B(1)                               222,545
        17,036  Walt Disney Co. (The)                             531,523
                                                             ------------
                                                                2,443,410
                                                             ------------
METALS & MINING -- 1.1%
        11,030  Freeport-McMoRan Copper & Gold, Inc.            1,292,606
                                                             ------------
MULTI-UTILITIES -- 0.2%
         1,061  DTE Energy Co.                                     45,029
         3,768  Public Service Enterprise Group Inc.              173,064
                                                             ------------
                                                                  218,093
                                                             ------------
MULTILINE RETAIL -- 0.8%
        30,567  Big Lots, Inc.(1)                                 954,913
                                                             ------------
OFFICE ELECTRONICS -- 0.3%
        24,740  Xerox Corp.                                       335,474
                                                             ------------
OIL, GAS & CONSUMABLE FUELS -- 14.7%
         3,090  Apache Corp.                                      429,510
        18,955  Chevron Corp.                                   1,879,009
        30,961  ConocoPhillips                                  2,922,409
         4,074  Devon Energy Corp.                                489,532
        67,965  Exxon Mobil Corp.                               5,989,755
         2,611  Hess Corp.                                        329,482
         1,524  Holly Corp.                                        56,266
           556  Massey Energy Co.                                  52,125
         8,178  McMoRan Exploration Co.(1)(2)                     225,059
         1,338  Noble Energy Inc.                                 134,549
        13,791  Occidental Petroleum Corp.                      1,239,259
        11,018  Spectra Energy Corp.                              316,657
        14,058  Stone Energy Corp.(1)                             926,563
        12,897  Sunoco, Inc.                                      524,779
        11,390  W&T Offshore Inc.                                 666,429
         4,944  Williams Companies, Inc. (The)                    199,293
                                                             ------------
                                                               16,380,676
                                                             ------------
PHARMACEUTICALS -- 5.0%
        24,500  Eli Lilly & Co.                                 1,130,921
        45,713  Johnson & Johnson                               2,941,175
         6,470  Merck & Co., Inc.                                 243,854
        49,552  Pfizer Inc.                                       865,673
        19,044  Schering-Plough Corp.                             374,976
                                                             ------------
                                                                5,556,599
                                                             ------------

------
8

NT Equity Growth
Shares                                                              Value

REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.2%
         1,939  Equity Residential                                $74,206
         2,889  Host Hotels & Resorts Inc.                         39,435
           866  Public Storage Inc.                                69,964
                                                             ------------
                                                                  183,605
                                                             ------------
ROAD & RAIL -- 1.0%
         2,755  Burlington Northern Santa Fe Corp.                275,197
         4,115  CSX Corp.                                         258,463
         3,453  Norfolk Southern Corp.                            216,400
           253  Ryder System, Inc.                                 17,427
         4,907  Union Pacific Corp.                               370,478
                                                             ------------
                                                                1,137,965
                                                             ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.6%
        69,121  Amkor Technology Inc.(1)                          719,550
        24,695  Intel Corp.                                       530,449
        53,158  LSI Corp.(1)                                      326,390
        50,011  National Semiconductor Corp.                    1,027,226
        49,459  Texas Instruments Inc.                          1,392,765
                                                             ------------
                                                                3,996,380
                                                             ------------
SOFTWARE -- 2.7%
        13,546  Adobe Systems Inc.(1)                             533,577
         1,279  BMC Software Inc.(1)                               46,044
         2,964  CA, Inc.                                           68,439
        42,500  Microsoft Corp.                                 1,169,175
        63,787  Symantec Corp.(1)                               1,234,278
                                                             ------------
                                                                3,051,513
                                                             ------------
SPECIALTY RETAIL -- 2.8%
        11,493  AutoZone, Inc.(1)                               1,390,768
        12,900  Best Buy Co., Inc.                                510,840
        51,569  Gap, Inc. (The)                                   859,655
        33,981  RadioShack Corp.                                  416,947
                                                             ------------
                                                                3,178,210
                                                             ------------
THRIFTS & MORTGAGE FINANCE -- 0.2%
        30,330  Countrywide Financial Corp.(2)                    128,902
         2,047  Fannie Mae                                         39,937
                                                             ------------
                                                                  168,839
                                                             ------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.1%
         3,296  American Tower Corp. Cl A(1)                      139,256
                                                             ------------
TOTAL COMMON STOCKS
(Cost $110,506,965)                                           111,612,946
                                                             ------------

Principal Amount                                                   Value

Temporary Cash Investments -- 0.4%

      $500,000  FHLB Discount Notes, 2.00%, 7/1/08(3)          $ 500,000
(Cost $499,972)
                                                            ------------

Temporary Cash Investments -- Securities Lending Collateral(4) -- 1.0%

Repurchase Agreement, Barclays Capital Inc.,
(collateralized by various U.S. Government Agency
obligations in a pooled account at the lending agent),
2.50%, dated 6/30/08, due 7/1/08 (Delivery value
$275,019)                                                        275,000

Repurchase Agreement, BNP Paribas Securities Corp.,
(collateralized by various U.S. Government Agency
obligations in a pooled account at the lending agent),
2.45%, dated 6/30/08, due 7/1/08 (Delivery value
$275,019)                                                        275,000

Repurchase Agreement, Deutsche Bank Securities Inc.,
(collateralized by various U.S. Government Agency
obligations in a pooled account at the lending agent),
2.50%, dated 6/30/08, due 7/1/08 (Delivery value
$275,019)                                                        275,000

Repurchase Agreement, UBS Securities LLC,
(collateralized by various U.S. Government Agency
obligations in a pooled account at the lending agent),
2.65%, dated 6/30/08, due 7/1/08 (Delivery value
$342,382)                                                        342,357
                                                            ------------
TOTAL TEMPORARY CASH INVESTMENTS -- SECURITIES LENDING
COLLATERAL
(Cost $1,167,357)                                              1,167,357
                                                            ------------
TOTAL INVESTMENT SECURITIES -- 100.8%
(Cost $112,174,294)                                          113,280,303
                                                            ------------
OTHER ASSETS AND LIABILITIES -- (0.8)%                         (863,098)
                                                            ------------
TOTAL NET ASSETS -- 100.0%                                  $112,417,205
                                                            ============

Notes to Schedule of Investments

FHLB = Federal Home Loan Bank

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of June 30, 2008.

(3) The rate indicated is the yield to maturity at purchase.

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
9

PERFORMANCE
NT Small Company

Total Returns as of June 30, 2008
                                         Average Annual Returns
                                                  Since           Inception
                                1 year          Inception            Date
INSTITUTIONAL CLASS            -18.98%           -6.53%            5/12/06
S&P SMALLCAP 600 INDEX(1)      -14.67%           -1.70%               --

(1) Data provided by Lipper Inc. - A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Growth of $10,000 Over Life of Class

$10,000 investment made May 12, 2006

One-Year Returns Over Life of Class
Periods ended June 30
                            2006*    2007      2008
Institutional Class         -4.17%  11.48%   -18.98%
S&P SmallCap 600 Index      -2.63%  16.04%   -14.67%

*From 5/12/06, the Institutional Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
10

PORTFOLIO COMMENTARY
NT Small Company

Portfolio Managers: Matti Von Turk, Tom Vaiana, Brian Ertley, and Melissa Fong

PERFORMANCE SUMMARY

NT Small Company returned -18.98% for the year ended June 30, 2008, trailing the -14.67% return of its benchmark, the S&P SmallCap 600 Index.

The 12-month period was a challenging one for small-cap stocks in general and the fund in particular. Negative returns in seven of ten market sectors contributed to NT Small Company's overall decline, most notably in the information technology and consumer discretionary sectors. The three sectors that contributed positively to absolute performance during the period were materials, energy, and utilities.

NT Small Company lagged the S&P SmallCap 600 Index for the 12-month period, though it outperformed the index over the last six months. Stock selection was responsible for the fund's underperformance of the index, though it detracted from results in only four of ten sectors.

ENERGY UNDERPERFORMED

The portfolio's energy holdings detracted the most from performance relative to the benchmark index. Missed opportunities explained much of the underperformance in this sector as the fund held underweight positions in some of the best-performing energy stocks. One example was coal producer Patriot
Coal, a stock we did not own until late in the period. Patriot Coal rallied sharply as heavy demand and a global supply shortfall lifted coal prices.

Despite the overall underperformance, however, the top relative performance contributor in the portfolio was an energy stock -- offshore oil and gas driller W&T Offshore, which is the largest independent oil driller operating exclusively in the Gulf of Mexico. W&T benefited from surging oil and natural gas prices, as well as healthy production in the Gulf.

INFORMATION TECHNOLOGY AND HEALTH CARE ALSO LAGGED

The portfolio's information technology and health care holdings also underperformed their counterparts in the S&P SmallCap 600 Index. Stock selection among semiconductor manufacturers and IT services companies weighed heavily on relative results in the information technology sector. Video chipmaker Sigma Designs fell sharply as a slowdown in technology spending led the company to lower earnings guidance, while IT services provider Acxiom slumped after two private equity firms backed out of a planned buyout of the company.

In the health care sector, the bulk of the underperformance resulted from security selection among health care providers, including WellCare Health
Plans, the portfolio's worst relative performance contributor. WellCare plunged after the government

Top Ten Holdings as of June 30, 2008
                                          % of         % of
                                       net assets   net assets
                                          as of        as of
                                         6/30/08     12/31/07
EMCOR Group Inc.                          1.6%         1.2%
Owens & Minor Inc.                        1.6%          --
Watson Wyatt Worldwide, Inc. Cl A         1.5%         1.1%
Stone Energy Corp.                        1.4%         1.1%
Darling International Inc.                1.4%         0.9%
GrafTech International Ltd.               1.3%         1.2%
Rock-Tenn Co. Cl A                        1.3%         0.9%
Robbins & Myers Inc.                      1.2%         1.2%
Unit Corp.                                1.2%          --
Polaris Industries Inc.                   1.2%         1.1%

------
11

NT Small Company

raided the company's headquarters in late 2007, leading to a management shake-up and a restatement of past earnings.

MATERIALS AND CONSUMER DISCRETIONARY ADDED VALUE

On the positive side, stock selection was most successful by far in the materials and consumer discretionary sectors. Agricultural products makers were the best contributors in the materials sector. Terra Industries and CF
Industries Holdings, both of which make fertilizers and related agricultural chemicals, were among the best contributors in the portfolio. The two stocks rose sharply as robust agricultural demand led to a substantial increase in the price of fertilizer and its raw materials, significantly boosting profits for both companies.

In the consumer discretionary sector, the best contributions came from retailers, both online and brick-and-mortar. The top contributor in the sector was internet travel agent priceline.com, which enjoyed robust growth in Europe and gained market share in the U.S.

A LOOK AHEAD

The factors contributing to the stock market's decline over the past 12 months show few signs of abating as we move into the second half of 2008. The economy continues to wrestle with further deterioration in the housing and mortgage markets, a rising unemployment rate, a struggling financial sector, and the highest inflation rate since 1991. The Federal Reserve is caught between a rock and a hard place as it tries to strike a balance between stimulating economic activity and keeping inflation from getting out of control.

In this environment, we remain focused on our disciplined, balanced investment approach, which we believe will continue to produce favorable results over the long term.

NT Small Company's Five Largest Overweights as of June 30, 2008
                                            % of          % of S&P
                                         portfolio's    SmallCap 600
                                           stocks          Index
GrafTech International Ltd.                 1.31%            --
EMCOR Group Inc.                            1.65%          0.42%
Sybase, Inc.                                1.21%            --
Apria Healthcare Group Inc.                 1.20%            --
Oil States International, Inc.              1.20%            --

NT Small Company's Five Largest Underweights as of June 30, 2008
                                             % of         % of S&P
                                         portfolio's    SmallCap 600
                                            stocks         Index
Oceaneering International, Inc.             0.06%          0.92%
Helix Energy Solutions Group, Inc.            --           0.83%
Itron Inc.                                    --           0.73%
Southern Union Co.                            --           0.73%
Penn Virginia Corp.                           --           0.68%

------
12

SCHEDULE OF INVESTMENTS
NT Small Company

JUNE 30, 2008

Shares                                                                 Value

Common Stocks -- 99.1%

AEROSPACE & DEFENSE -- 1.5%
         3,035  Cubic Corp.                                          $67,621
         6,049  Esterline Technologies Corp.(1)                      297,973
         1,083  Teledyne Technologies Inc.(1)                         52,840
                                                                 -----------
                                                                     418,434
                                                                 -----------
AIR FREIGHT & LOGISTICS -- 0.4%
         3,210  Hub Group Inc. Cl A(1)                               109,557
           343  Pacer International Inc.                               7,378
                                                                 -----------
                                                                     116,935
                                                                 -----------
AIRLINES -- 0.2%
         5,458  Republic Airways Holdings Inc.(1)                     47,266
                                                                 -----------
AUTO COMPONENTS -- 1.1%
           740  Autoliv, Inc.                                         34,499
           669  Hawk Corp. Cl A(1)                                    12,443
         7,507  Lear Corp.(1)                                        106,449
         1,268  Stoneridge Inc.(1)                                    21,632
         7,623  TRW Automotive Holdings Corp.(1)                     140,797
                                                                 -----------
                                                                     315,820
                                                                 -----------
BIOTECHNOLOGY -- 1.7%
         3,914  Cubist Pharmaceuticals Inc.(1)                        69,904
         1,549  Enzon Pharmaceuticals, Inc.(1)(2)                     11,029
         9,883  Martek Biosciences Corp.(1)                          333,156
         1,270  OSI Pharmaceuticals Inc.(1)                           52,476
         1,544  Repligen Corp.(1)                                      7,288
                                                                 -----------
                                                                     473,853
                                                                 -----------
BUILDING PRODUCTS -- 0.2%
         1,075  Apogee Enterprises Inc.                               17,372
         1,807  Lennox International Inc.                             52,331
                                                                 -----------
                                                                      69,703
                                                                 -----------
CAPITAL MARKETS -- 0.6%
         8,537  Calamos Asset Management, Inc. Cl A                  145,385
         1,556  Knight Capital Group, Inc. Cl A(1)                    27,977
                                                                 -----------
                                                                     173,362
                                                                 -----------
CHEMICALS -- 3.2%
         6,161  Celanese Corp., Series A                             281,312
         1,595  CF Industries Holdings, Inc.                         243,716
         2,605  Koppers Holdings Inc.                                109,071
         5,621  Terra Industries Inc.                                277,396
                                                                 -----------
                                                                     911,495
                                                                 -----------

Shares                                                                 Value

COMMERCIAL BANKS -- 3.7%
         1,552  BancFirst Corp.                                     $ 66,426
         6,843  Bank of Hawaii Corp.                                 327,095
         2,179  City Holding Co.                                      88,838
         2,783  Commerce Bancshares, Inc.                            110,374
           981  Community Bank System Inc.                            20,228
         1,422  Financial Institutions, Inc.                          22,837
           398  First Citizens BancShares, Inc.                       55,517
         1,352  First Regional Bancorp(1)                              7,585
        16,014  Oriental Financial Group                             228,360
         2,069  Prosperity Bancshares, Inc.                           55,304
           260  Southside Bancshares, Inc.                             4,794
         1,155  SVB Financial Group(1)(2)                             55,567
                                                                 -----------
                                                                   1,042,925
                                                                 -----------
COMMERCIAL SERVICES & SUPPLIES -- 2.3%
         1,908  Bowne & Co. Inc.                                      24,327
         5,556  COMSYS IT Partners Inc.(1)                            50,671
        11,223  Knoll Inc.                                           136,359
           823  Standard Parking Corp.(1)                             14,979
         8,133  Watson Wyatt Worldwide, Inc. Cl A                    430,154
                                                                 -----------
                                                                     656,490
                                                                 -----------
COMMUNICATIONS EQUIPMENT -- 1.3%
           659  CommScope, Inc.(1)                                    34,775
         3,108  Comtech Telecommunications Corp.(1)                  152,292
        14,580  Emulex Corp.(1)                                      169,857
         1,423  Harmonic Inc.(1)                                      13,533
                                                                 -----------
                                                                     370,457
                                                                 -----------
COMPUTERS & PERIPHERALS -- 1.2%
         3,933  Lexmark International, Inc. Cl A(1)                  131,480
         1,736  QLogic Corp.(1)                                       25,328
            28  Super Micro Computer, Inc.(1)                            207
         5,158  Western Digital Corp.(1)                             178,106
                                                                 -----------
                                                                     335,121
                                                                 -----------
CONSTRUCTION & ENGINEERING -- 3.4%
         6,623  Chicago Bridge & Iron Company New York Shares        263,728
        16,179  EMCOR Group Inc.(1)                                  461,586
         2,545  Michael Baker Corp.(1)                                55,685
         4,972  Perini Corp.(1)                                      164,325
                                                                 -----------
                                                                     945,324
                                                                 -----------

------
13

NT Small Company
Shares                                                                 Value

CONSUMER FINANCE -- 1.2%
        10,535  Cash America International, Inc.                   $ 326,585
                                                                 -----------
CONTAINERS & PACKAGING -- 1.4%
           942  Crown Holdings Inc.(1)                                24,483
        11,949  Rock-Tenn Co. Cl A                                   358,350
                                                                 -----------
                                                                     382,833
                                                                 -----------
DIVERSIFIED FINANCIAL SERVICES -- 0.6%
         5,251  Interactive Brokers Group, Inc. Cl A(1)              168,715
                                                                 -----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.2%
         7,056  CenturyTel Inc.                                      251,122
        16,024  Cincinnati Bell Inc.(1)                               63,776
           489  NTELOS Holdings Corp.                                 12,406
                                                                 -----------
                                                                     327,304
                                                                 -----------
ELECTRIC UTILITIES -- 0.4%
         6,025  El Paso Electric Co.(1)                              119,295
                                                                 -----------
ELECTRICAL EQUIPMENT -- 2.7%
         2,295  Acuity Brands Inc.                                   110,344
        13,632  GrafTech International Ltd.(1)                       365,746
         4,830  Superior Essex Inc.(1)                               215,563
         1,943  Woodward Governor Co.                                 69,287
                                                                 -----------
                                                                     760,940
                                                                 -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 4.6%
           876  Brightpoint Inc.(1)                                    6,395
        39,581  Celestica Inc.(1)                                    333,667
         4,935  Dolby Laboratories Inc. Cl A(1)                      198,881
         4,949  FLIR Systems, Inc.(1)                                200,781
        10,177  Insight Enterprises Inc.(1)                          119,376
        13,790  Methode Electronics, Inc.                            144,106
         7,825  Trimble Navigation Ltd.(1)                           279,352
                                                                 -----------
                                                                   1,282,558
                                                                 -----------
ENERGY EQUIPMENT & SERVICES -- 5.4%
         1,906  Atwood Oceanics Inc.(1)                              236,992
         4,969  Basic Energy Services Inc.(1)                        156,524
         1,461  Core Laboratories N.V.(1)                            207,973
           881  Dril-Quip Inc.(1)                                     55,503
           223  Oceaneering International, Inc.(1)                    17,182
         5,270  Oil States International, Inc.(1)                    334,329
         4,169  Trico Marine Services Inc.(1)(2)                     151,835
         4,216  Unit Corp.(1)                                        349,802
                                                                 -----------
                                                                   1,510,140
                                                                 -----------

Shares                                                                 Value

FOOD PRODUCTS -- 2.2%
           341  Cal-Maine Foods, Inc.(2)                             $11,250
        23,552  Darling International Inc.(1)                        389,079
         3,651  Flowers Foods Inc.                                   103,469
         1,341  Fresh Del Monte Produce Inc.(1)                       31,607
         1,993  Ralcorp Holdings, Inc.(1)(2)                          98,534
                                                                 -----------
                                                                     633,939
                                                                 -----------
GAS UTILITIES -- 3.0%
         3,173  Atmos Energy Corp.                                    87,480
         1,039  Laclede Group, Inc. (The)                             41,944
         4,965  National Fuel Gas Co.                                295,319
         2,099  Nicor Inc.                                            89,396
         1,715  Piedmont Natural Gas Co., Inc.(2)                     44,864
         9,696  UGI Corp.                                            278,372
                                                                 -----------
                                                                     837,375
                                                                 -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.5%
         2,481  Analogic Corp.                                       156,478
         3,564  CONMED Corp.(1)                                       94,624
           473  Cynosure Inc. Cl A(1)                                  9,375
           351  Edwards Lifesciences Corp.(1)                         21,776
           889  Exactech, Inc.(1)                                     22,856
           557  Idexx Laboratories, Inc.(1)                           27,148
         4,869  Invacare Corp.                                        99,522
         3,564  Kinetic Concepts Inc.(1)(2)                          142,239
            92  Mettler-Toledo International, Inc.(1)                  8,727
         3,415  Synovis Life Technologies Inc.(1)                     64,304
         1,476  Zoll Medical Corp.(1)                                 49,697
                                                                 -----------
                                                                     696,746
                                                                 -----------
HEALTH CARE PROVIDERS & SERVICES -- 5.0%
         4,958  AMERIGROUP Corp.(1)                                  103,126
        17,289  Apria Healthcare Group Inc.(1)                       335,235
         7,323  Centene Corp.(1)                                     122,953
         1,482  Hanger Orthopedic Group Inc.(1)                       24,438
         9,621  Molina Healthcare Inc.(1)(2)                         234,175
         9,748  Owens & Minor Inc.                                   445,387
         2,805  Pediatrix Medical Group, Inc.(1)                     138,090
           461  Triple-S Management Corp. Cl B(1)                      7,537
                                                                 -----------
                                                                   1,410,941
                                                                 -----------

------
14

NT Small Company
Shares                                                                 Value

HOTELS, RESTAURANTS & LEISURE -- 2.7%
         7,394  AFC Enterprises, Inc.(1)                            $ 59,078
         5,042  Bally Technologies, Inc.(1)                          170,419
           948  Bob Evans Farms, Inc.                                 27,113
         4,496  Burger King Holdings, Inc.                           120,448
        10,667  CEC Entertainment Inc.(1)                            298,782
         2,255  Choice Hotels International Inc.                      59,758
         1,288  WMS Industries Inc.(1)                                38,344
                                                                 -----------
                                                                     773,942
                                                                 -----------
HOUSEHOLD DURABLES -- 0.9%
           743  Blyth, Inc.                                            8,938
           740  Helen of Troy Ltd.(1)                                 11,929
         7,106  Tupperware Brands Corp.                              243,167
                                                                 -----------
                                                                     264,034
                                                                 -----------
INSURANCE -- 3.1%
         5,608  Allied World Assurance Co. Holdings Ltd.             222,189
         3,343  American Financial Group, Inc.                        89,425
           832  American Safety Insurance Holdings, Ltd.(1)           11,964
         3,164  AMERISAFE, Inc.(1)                                    50,434
        12,799  Aspen Insurance Holdings Ltd.                        302,953
           301  Navigators Group Inc.(1)                              16,269
         5,894  Platinum Underwriters Holdings, Ltd.                 192,203
                                                                 -----------
                                                                     885,437
                                                                 -----------
INTERNET & CATALOG RETAIL -- 1.8%
         7,770  1-800-FLOWERS.COM, Inc. Cl A(1)                       50,117
         8,850  FTD Group, Inc.                                      117,971
         7,948  PC Mall Inc.(1)                                      107,775
         2,064  priceline.com Inc.(1)                                238,308
                                                                 -----------
                                                                     514,171
                                                                 -----------
INTERNET SOFTWARE & SERVICES -- 1.0%
        23,990  EarthLink Inc.(1)                                    207,514
         2,583  Open Text Corp.(1)(2)                                 82,914
                                                                 -----------
                                                                     290,428
                                                                 -----------
IT SERVICES -- 1.2%
        11,264  Acxiom Corp.                                         129,424
         1,716  CGI Group Inc. Cl A(1)                                17,109
         2,174  Hewitt Associates Inc. Cl A(1)                        83,329
         1,166  ManTech International Corp. Cl A(1)                   56,108
           271  NCI Inc. Cl A(1)                                       6,200
         2,494  SAIC Inc.(1)                                          51,900
                                                                 -----------
                                                                     344,070
                                                                 -----------

Shares                                                                 Value

LEISURE EQUIPMENT & PRODUCTS -- 1.9%
         8,289  JAKKS Pacific, Inc.(1)                             $ 181,115
         8,580  Polaris Industries Inc.(2)                           346,460
         1,172  Sport Supply Group, Inc.                              12,036
                                                                 -----------
                                                                     539,611
                                                                 -----------
LIFE SCIENCES TOOLS & SERVICES -- 1.9%
           399  Bio-Rad Laboratories, Inc. Cl A(1)                    32,275
        13,614  eResearch Technology Inc.(1)                         237,428
         7,049  Invitrogen Corp.(1)                                  276,744
                                                                 -----------
                                                                     546,447
                                                                 -----------
MACHINERY -- 3.0%
         1,959  Actuant Corp. Cl A                                    61,415
           411  Altra Holdings Inc.(1)                                 6,909
           177  Axsys Technologies, Inc.(1)                            9,211
         1,763  Chart Industries Inc.(1)                              85,752
         1,161  EnPro Industries Inc.(1)                              43,352
         3,516  Gardner Denver Inc.(1)                               199,709
         1,173  Mueller Industries Inc.                               37,771
         7,054  Robbins & Myers Inc.                                 351,783
         1,257  Tecumseh Products Co. Cl A(1)                         41,204
                                                                 -----------
                                                                     837,106
                                                                 -----------
MARINE -- 0.8%
         4,413  Kirby Corp.(1)                                       211,824
                                                                 -----------
MEDIA -- 1.5%
         8,961  DreamWorks Animation SKG Inc.(1)                     267,128
        12,514  Valassis Communications Inc.(1)                      156,675
                                                                 -----------
                                                                     423,803
                                                                 -----------
MULTILINE RETAIL -- 1.6%
         9,241  Big Lots, Inc.(1)                                    288,689
         5,355  Dollar Tree, Inc.(1)                                 175,055
                                                                 -----------
                                                                     463,744
                                                                 -----------
OIL, GAS & CONSUMABLE FUELS -- 4.8%
         2,197  Holly Corp.                                           81,113
         1,934  McMoRan Exploration Co.(1)(2)                         53,224
         1,631  Patriot Coal Corp.(1)                                250,016
         3,715  St. Mary Land & Exploration Co.                      240,138
         6,191  Stone Energy Corp.(1)                                408,050
         5,340  W&T Offshore Inc.                                    312,443
                                                                 -----------
                                                                   1,344,984
                                                                 -----------

------
15

NT Small Company
Shares                                                                 Value

PAPER & FOREST PRODUCTS -- 0.6%
        18,944  Buckeye Technologies Inc.(1)                       $ 160,266
                                                                 -----------
PHARMACEUTICALS -- 2.2%
        17,844  King Pharmaceuticals, Inc.(1)                        186,827
        11,332  Medicis Pharmaceutical Corp. Cl A                    235,479
        21,643  VIVUS, Inc.(1)                                       144,575
         1,889  Watson Pharmaceuticals, Inc.(1)                       51,324
                                                                 -----------
                                                                     618,205
                                                                 -----------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 5.0%
         4,330  BioMed Realty Trust, Inc.                            106,215
           774  Entertainment Properties Trust                        38,267
         7,002  Equity Lifestyle Properties, Inc.                    308,088
         1,720  Essex Property Trust, Inc.                           183,180
        11,731  Extra Space Storage Inc.                             180,188
           496  Lexington Realty Trust                                 6,760
         2,617  Medical Properties Trust, Inc.                        26,484
         1,439  Mid-America Apartment Communities Inc.                73,447
         6,529  Senior Housing Properties Trust                      127,511
           871  Sovran Self Storage, Inc.                             36,199
         6,571  Taubman Centers Inc.                                 319,680
                                                                 -----------
                                                                   1,406,019
                                                                 -----------
ROAD & RAIL -- 0.7%
         2,135  Arkansas Best Corp.(2)                                78,226
         1,927  Landstar System, Inc.                                106,409
                                                                 -----------
                                                                     184,635
                                                                 -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.4%
         8,310  Amkor Technology Inc.(1)                              86,507
         4,351  ASM International N.V.(2)                            130,530
         4,589  Microsemi Corp.(1)                                   115,551
         1,653  National Semiconductor Corp.                          33,953
           924  Pericom Semiconductor Corp.(1)                        13,712
        20,315  Skyworks Solutions, Inc.(1)                          200,508
         6,665  Standard Microsystems Corp.(1)                       180,955
         4,441  Varian Semiconductor Equipment Associates,
                Inc.(1)                                              154,636
         2,687  Volterra Semiconductor Corp.(1)                       46,378
                                                                 -----------
                                                                     962,730
                                                                 -----------

Shares                                                                 Value

SOFTWARE -- 4.7%
         4,588  ANSYS, Inc.(1)                                     $ 216,187
         3,851  JDA Software Group, Inc.(1)                           69,703
           228  Manhattan Associates Inc.(1)                           5,410
         1,835  Mentor Graphics Corp.(1)                              28,993
         1,928  Parametric Technology Corp.(1)                        32,140
         5,312  Radiant Systems, Inc.(1)                              56,998
         5,779  Soapstone Networks Inc.(1)                            22,134
         8,400  SPSS Inc.(1)                                         305,508
        11,501  Sybase, Inc.(1)                                      338,358
        10,669  Synopsys, Inc.(1)                                    255,096
                                                                 -----------
                                                                   1,330,527
                                                                 -----------
SPECIALTY RETAIL -- 2.0%
         2,729  America's Car-Mart, Inc.(1)                           48,904
         7,956  Gymboree Corp.(1)                                    318,797
         2,306  Jo-Ann Stores, Inc.(1)                                53,107
         6,264  Rent-A-Center Inc.(1)                                128,850
                                                                 -----------
                                                                     549,658
                                                                 -----------
TEXTILES, APPAREL & LUXURY GOODS -- 2.1%
         2,927  Maidenform Brands, Inc.(1)                            39,515
         4,127  Perry Ellis International, Inc.(1)                    87,575
        10,631  Skechers U.S.A., Inc. Cl A(1)                        210,069
         6,004  Warnaco Group Inc. (The)(1)                          264,595
                                                                 -----------
                                                                     601,754
                                                                 -----------
THRIFTS & MORTGAGE FINANCE(3)
           392  Charter Financial Corp.                                9,408
                                                                 -----------
TRADING COMPANIES & DISTRIBUTORS -- 0.2%
         1,106  WESCO International Inc.(1)                           44,284
                                                                 -----------
WIRELESS TELECOMMUNICATION SERVICES -- 1.0%
        17,755  Syniverse Holdings, Inc.(1)                          287,631
                                                                 -----------
TOTAL COMMON STOCKS
(Cost $27,277,499)                                                27,929,274
                                                                 -----------

------
16

NT Small Company

Principal Amount                                                       Value

Temporary Cash Investments -- 0.7%

      $200,000  FHLB Discount Notes, 2.00%, 7/1/08(2)(4)           $ 200,000
(Cost $199,989)
                                                                 -----------

Temporary Cash Investments -- Securities Lending Collateral(5) -- 5.3%

Repurchase Agreement, Barclays Capital Inc., (collateralized by various U.S. Government Agency obligations in a pooled
account at the lending agent), 2.50%, dated 6/30/08, due
7/1/08 (Delivery value $400,028)                                     400,000

Repurchase Agreement, BNP Paribas Securities Corp.,
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 2.45%, dated
6/30/08, due 7/1/08 (Delivery value $400,027)                        400,000

Repurchase Agreement, Deutsche Bank Securities Inc.,
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 2.50%, dated
6/30/08, due 7/1/08 (Delivery value $400,028)                        400,000

Repurchase Agreement, UBS Securities LLC, (collateralized by various U.S. Government Agency obligations in a pooled
account at the lending agent), 2.65%, dated 6/30/08, due
7/1/08 (Delivery value $298,620)                                     298,598
                                                                 -----------
TOTAL TEMPORARY CASH INVESTMENTS -- SECURITIES LENDING
COLLATERAL
(Cost $1,498,598)                                                  1,498,598
                                                                 -----------
TOTAL INVESTMENT SECURITIES -- 105.1%
(Cost $28,976,086)                                                29,627,872
                                                                 -----------
OTHER ASSETS AND LIABILITIES -- (5.1)%                           (1,450,161)
                                                                 -----------
TOTAL NET ASSETS -- 100.0%                                       $28,177,711
                                                                 ===========

Notes to Schedule of Investments

FHLB = Federal Home Loan Bank

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of June 30, 2008.

(3) Industry is less than 0.05% of total net assets.

(4) The rate indicated is the yield to maturity at purchase.

(5) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
17

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2008 to June 30, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than
$10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century
Investments Brokerage accounts) registered under your Social Security number.
Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs
(including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and
certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
18

                    Beginning         Ending       Expenses Paid
                  Account Value   Account Value    During Period*     Annualized
                     1/1/08          6/30/08      1/1/08 - 6/30/08  Expense Ratio*

NT Equity Growth -- Institutional Class
Actual               $1,000          $907.30           $2.23            0.47%
Hypothetical         $1,000         $1,022.53          $2.36            0.47%

NT Small Company -- Institutional Class
Actual               $1,000          $935.80           $3.22            0.67%
Hypothetical         $1,000         $1,021.53          $3.37            0.67%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
19

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2008
                                                          NT Equity       NT Small
                                                             Growth        Company
ASSETS

Investment securities, at value (cost of
$111,006,937 and $27,477,488, respectively) --
including $1,740,136 and $1,448,877 of securities
on loan, respectively                                  $112,112,946    $28,129,274

Investments made with cash collateral received for
securities on loan, at value (cost of
$1,167,357 and $1,498,598, respectively)                  1,167,357      1,498,598
                                                       ------------    -----------
Investment securities, at value (cost of
$112,174,294 and $28,976,086, respectively)             113,280,303     29,627,872

Cash                                                        124,001         66,140

Cash collateral received for securities on loan                  --            198

Receivable for investments sold                             285,387      1,029,685

Dividends and interest receivable                            74,027         20,998
                                                       ------------    -----------
                                                        113,763,718     30,744,893
                                                       ------------    -----------

LIABILITIES

Payable for collateral received for securities on
loan                                                      1,167,357      1,498,796

Payable for investments purchased                           134,145      1,052,259

Accrued management fees                                      45,011         16,127
                                                       ------------    -----------
                                                          1,346,513      2,567,182
                                                       ------------    -----------

NET ASSETS                                             $112,417,205    $28,177,711
                                                       ============    ===========

INSTITUTIONAL CLASS CAPITAL SHARES, $0.01 PAR VALUE

Authorized                                               50,000,000     50,000,000
                                                       ============    ===========
Outstanding                                              11,263,242      3,277,604
                                                       ============    ===========

NET ASSET VALUE PER SHARE                                     $9.98          $8.60
                                                       ============    ===========

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                $116,527,345    $31,226,240

Undistributed net investment income                         355,331         11,155

Accumulated net realized loss on investment
transactions                                            (5,571,480)    (3,711,470)

Net unrealized appreciation on investments                1,106,009        651,786
                                                       ------------    -----------
                                                       $112,417,205    $28,177,711
                                                       ============    ===========

See Notes to Financial Statements.

------
20

STATEMENT OF OPERATIONS

YEAR ENDED JUNE 30, 2008
                                                        NT Equity         NT Small
                                                           Growth          Company
INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of
$37,890 and $379, respectively)                       $ 1,639,566        $ 202,987

Interest                                                   34,426            9,920

Securities lending, net                                    14,274           31,476
                                                    -------------     ------------
                                                        1,688,266          244,383
                                                    -------------     ------------

EXPENSES:

Management fees                                           475,195          169,895

Directors' fees and expenses                                3,302            1,073

Other expenses                                              1,274               95
                                                    -------------     ------------
                                                          479,771          171,063
                                                    -------------     ------------

NET INVESTMENT INCOME (LOSS)                            1,208,495           73,320
                                                    -------------     ------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investment
transactions                                          (5,031,270)      (2,924,199)

Change in net unrealized appreciation
(depreciation) on investments                         (8,593,467)      (1,865,404)
                                                    -------------     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)              (13,624,737)      (4,789,603)
                                                    -------------     ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS                                     $(12,416,242)     $(4,716,283)
                                                    =============     ============

See Notes to Financial Statements.

------
21

STATEMENT OF CHANGES IN NET ASSETS

YEAR ENDED JUNE 30, 2008, SIX MONTHS ENDED JUNE 30, 2007 AND PERIOD ENDED DECEMBER 31, 2006 (AS NOTED)
                                            NT Equity Growth                          NT Small Company
Increase
(Decrease) in                         June 30,      December      June 30,      June 30,      December
Net Assets         June 30, 2008       2007(1)   31, 2006(2)          2008       2007(1)   31, 2006(2)

OPERATIONS

Net investment
income (loss)        $ 1,208,495     $ 417,898     $ 441,536      $ 73,320      $ 41,362      $ 36,361

Net realized
gain (loss)          (5,031,270)     1,804,252   (1,392,634)   (2,924,199)       372,997   (1,162,470)

Change in net
unrealized
appreciation
(depreciation)       (8,593,467)     2,862,586     6,836,890   (1,865,404)     1,278,984     1,238,206
                    ------------   -----------   -----------   -----------   -----------   -----------
Net increase
(decrease) in
net assets
resulting from
operations          (12,416,242)     5,084,736     5,885,792   (4,716,283)     1,693,343       112,097
                    ------------   -----------   -----------   -----------   -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS

From net
investment income      (858,273)     (407,009)     (443,751)      (81,214)      (20,799)      (39,061)

From net
realized gains         (957,648)            --            --            --            --            --
                    ------------   -----------   -----------   -----------   -----------   -----------
Decrease in net
assets from
distributions        (1,815,921)     (407,009)     (443,751)      (81,214)      (20,799)      (39,061)
                    ------------   -----------   -----------   -----------   -----------   -----------

CAPITAL SHARE TRANSACTIONS

Proceeds from
shares sold           45,953,883    24,316,555    69,082,537    13,505,490     6,222,969    18,962,946

Payments for
shares redeemed     (11,249,770)   (8,792,428)   (2,781,177)   (4,324,020)   (2,318,028)     (819,729)
                    ------------   -----------   -----------   -----------   -----------   -----------
Net increase
(decrease) in
net assets from
capital share
transactions          34,704,113    15,524,127    66,301,360     9,181,470     3,904,941    18,143,217
                    ------------   -----------   -----------   -----------   -----------   -----------

NET INCREASE
(DECREASE) IN
NET ASSETS            20,471,950    20,201,854    71,743,401     4,383,973     5,577,485    18,216,253

NET ASSETS

Beginning of
period                91,945,255    71,743,401            --    23,793,738    18,216,253            --
                    ------------   -----------   -----------   -----------   -----------   -----------
End of period       $112,417,205   $91,945,255   $71,743,401   $28,177,711   $23,793,738   $18,216,253
                    ============   ===========   ===========   ===========   ===========   ===========

Undistributed
net investment
income                  $355,331       $10,058            --       $11,155       $20,467            --
                    ============   ===========   ===========   ===========   ===========   ===========

TRANSACTIONS IN
SHARES OF THE
FUNDS

Sold                   4,305,938     2,168,005     6,873,493     1,493,603       603,165     1,945,800

Redeemed             (1,014,028)     (799,319)     (270,847)     (449,818)     (228,683)      (86,463)
                    ------------   -----------   -----------   -----------   -----------   -----------
Net increase
(decrease) in
shares of the
funds                  3,291,910     1,368,686     6,602,646     1,043,785       374,482     1,859,337
                    ============   ===========   ===========   ===========   ===========   ===========

(1) The funds' fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) May 12, 2006 (fund inception) through December 31, 2006.

See Notes to Financial Statements.

------
22

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2008

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Quantitative Equity Funds, Inc. (the
corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. NT Equity Growth Fund (NT
Equity Growth) and NT Small Company Fund (NT Small Company) (collectively, the funds) are two funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds' investment objective is to seek long-term capital growth. The funds pursue this investment objective by investing in common stocks. NT Small Company primarily invests in smaller-capitalization U.S. companies. The funds are not permitted to invest in any securities issued by companies assigned the Global Industry
Classification Standard for the tobacco industry. The funds incepted on May
12, 2006. The following is a summary of the funds' significant accounting policies.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds estimate the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The funds may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the
Statement of Operations. The funds continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

------
23

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. At this time, management has not identified any uncertain tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Accordingly, no provision has been made for federal or state income taxes.
Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid twice a year.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. The fee consists of (1) an
Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as each fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200% for NT Equity
Growth and from 0.5380% to 0.7200% for NT Small Company. The rates for the
Complex Fee range from 0.0500% to 0.1100%. The effective annual management fee for NT Equity Growth and NT Small Company for the year ended June 30, 2008 was
0.47% and 0.67%, respectively.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, American Century
Investment Services, Inc., and the corporation's transfer agent, American
Century Services, LLC. The funds are wholly owned, in aggregate, by various funds in a series issues by American Century Asset Allocation Portfolios, Inc.
(ACAAP). ACAAP does not invest in the funds for the purpose of exercising management or control.

The funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM).
JPMIM is a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The funds have a securities lending agreement with
JPMorgan Chase Bank (JPMCB). Prior to December 12, 2007, the funds had a bank line of credit agreement with JPMCB. JPMCB is a custodian of the funds and a wholly owned subsidiary of JPM.

------
24

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
June 30, 2008, were as follows:

                         NT Equity Growth   NT Small Company
Purchases                  $133,212,066        $44,995,785
Proceeds from sales         $99,200,138        $35,886,270

4. SECURITIES LENDING

As of June 30, 2008, securities in NT Equity Growth and NT Small Company valued at $1,740,136 and $1,448,877, respectively, were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total market value of all collateral received, at this date, was $1,850,792 and $1,498,796, respectively. The funds' risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited.

5. BANK LINE OF CREDIT

Effective December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, have a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the
Federal Funds rate plus 0.40%. The funds did not borrow from either line during the year ended June 30, 2008.

6. RISK FACTORS

NT Small Company concentrates its investments in common stocks of small companies. Because of this, NT Small Company may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

7. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended June 30, 2008, six months ended June 30, 2007 and period ended December 31, 2006 (as noted)
were as follows:

                        NT Equity Growth                  NT Small Company
                                       December               June      December
                June 30,    June 30,   31,         June 30,   30,       31,
                  2008       2007(1)    2006(2)      2008     2007(1)    2006(2)

DISTRIBUTIONS PAID FROM

Ordinary
income          $1,195,079   $407,009    $443,751    $81,214   $20,799     $39,061

Long-term
capital gains     $620,842         --          --         --        --          --

(1) The funds' fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) May 12, 2006 (fund inception) through December 31, 2006.

------
25

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2008, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

                                                      NT Equity        NT Small
                                                        Growth         Company

Federal tax cost of investments                       $112,887,990     $29,449,857
                                                      ============    ============
Gross tax appreciation of investments                   $9,465,555      $2,698,323
Gross tax depreciation of investments                  (9,073,242)     (2,520,308)
                                                      ------------    ------------
Net tax appreciation (depreciation) of investments        $392,313        $178,015
                                                      ============    ============
Net tax appreciation (depreciation) on
derivatives and translation of assets and
liabilities in foreign currencies                               --              --
                                                      ------------    ------------
Net tax appreciation (depreciation)                       $392,313        $178,015
                                                      ============    ============
Undistributed ordinary income                             $355,331         $11,155
Accumulated capital losses                                      --    $(1,049,134)
Capital loss deferrals                                $(4,857,784)    $(2,188,565)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and return of capital dividends received.

The accumulated capital losses listed above for NT Small Company represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Capital loss carryovers of $(652,509)
and $(396,625) expire in 2014 and 2016, respectively, for NT Small Company.

The capital loss deferrals listed above represent net capital losses incurred in the eight-month period ended June 30, 2008. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

8. RECENTLY ISSUED ACCOUNTING STANDARDS

The Financial Accounting Standards Board (FASB) issued Statement of Financial
Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), in
September 2006, which is effective for fiscal years beginning after November
15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of FAS 157 does not materially impact the determination of fair value.

------
26

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

9. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2008.

For corporate taxpayers, the funds hereby designate $963,727 and $81,214, or up to the maximum amount allowable, for NT Equity Growth and NT Small Company, respectively, of ordinary income distributions paid during the fiscal year ended June 30, 2008, as qualified for the corporate dividends received deduction.

NT Equity Growth hereby designates $620,842, or up to the maximum amount allowable of long-term capital gain distributions for the fiscal year ended
June 30, 2008.

NT Equity Growth hereby designates $334,807 of distributions as qualified short-term capital gains for purposes of Internal Revenue Code Section 871.

------
27

FINANCIAL HIGHLIGHTS
NT Equity Growth

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
                                                        2008    2007(1)    2006(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                  $11.53     $10.87     $10.00
                                                    --------   --------   --------
Income From Investment Operations

 Net Investment Income (Loss)                           0.12       0.06       0.07

 Net Realized and Unrealized Gain (Loss)              (1.47)       0.65       0.87
                                                    --------   --------   --------
 Total From Investment Operations                     (1.35)       0.71       0.94
                                                    --------   --------   --------
Distributions

 From Net Investment Income                           (0.09)     (0.05)     (0.07)

 From Net Realized Gains                              (0.11)         --         --
                                                    --------   --------   --------
 Total Distributions                                  (0.20)     (0.05)     (0.07)
                                                    --------   --------   --------
Net Asset Value, End of Period                         $9.98     $11.53     $10.87
                                                    ========   ========   ========

TOTAL RETURN(3)                                     (11.84)%      6.59%      9.47%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets      0.47%   0.47%(4)   0.47%(4)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                             1.20%   1.04%(4)   1.20%(4)

Portfolio Turnover Rate                                  99%        54%        65%

Net Assets, End of Period (in thousands)            $112,417    $91,945    $71,743

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) May 12, 2006 (fund inception) through December 31, 2006.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements.

------
28

NT Small Company

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
                                                        2008    2007(1)    2006(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period                  $10.65      $9.80     $10.00
                                                    --------   --------   --------
Income From Investment Operations

 Net Investment Income (Loss)                           0.03       0.02       0.02

 Net Realized and Unrealized Gain (Loss)              (2.05)       0.84     (0.20)
                                                    --------   --------   --------
 Total From Investment Operations                     (2.02)       0.86     (0.18)
                                                    --------   --------   --------
Distributions

 From Net Investment Income                           (0.03)     (0.01)     (0.02)
                                                    --------   --------   --------
Net Asset Value, End of Period                         $8.60     $10.65      $9.80
                                                    ========   ========   ========

TOTAL RETURN(3)                                     (18.98)%      8.77%    (1.78)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets      0.67%   0.67%(4)   0.67%(4)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                             0.29%   0.40%(4)   0.39%(4)

Portfolio Turnover Rate                                 143%        73%        82%

Net Assets, End of Period (in thousands)             $28,178    $23,794    $18,216

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) May 12, 2006 (fund inception) through December 31, 2006.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements.

------
29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Directors of the American Century Quantitative Equity Funds, Inc. and
Shareholders of the NT Equity Growth Fund and NT Small Company Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NT Equity
Growth Fund and NT Small Company Fund (two of the ten funds comprising the
American Century Quantitative Equity Funds, Inc., hereafter referred to as the
"Funds") at June 30, 2008, and the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board
(United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 19, 2008

------
30

MANAGEMENT

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent directors is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors. Those listed as interested directors are
"interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC)
or its wholly owned, direct or indirect, subsidiaries, including the funds'
investment advisor, American Century Investment Management, Inc. (ACIM or the
advisor); the funds' principal underwriter, American Century Investment
Services, Inc. (ACIS); and the funds' transfer agent, American Century
Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The directors serve in this capacity for eight registered investment companies in the American
Century Investments family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment
Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTOR

JONATHAN S. THOMAS
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUNDS: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 111
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

INDEPENDENT DIRECTORS

JOHN FREIDENRICH
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUNDS: Director (since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member and Manager, Regis
Management Company, LLC (money management firm) (April 2004 to present);
Partner and Founder, Bay Partners (venture capital firm) (1976 to 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------
31

RONALD J. GILSON
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUNDS: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of
Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

FREDERICK L.A. GRAUER
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUNDS: Director (since 2008)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Advisor, Barclays Global
Investors (asset manager) (2003 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

PETER F. PERVERE 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUNDS: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Intraware, Inc.

MYRON S. SCHOLES
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1941
POSITION(S) HELD WITH FUNDS: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Platinum Grove Asset
Management, L.P. (asset manager), and a Partner, Oak Hill Capital Management
(asset manager) (1999 to present); Frank E. Buck Professor of
Finance-Emeritus, Stanford Graduate School of Business (1996 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Chicago Mercantile Exchange
(2000 to present)

JOHN B. SHOVEN
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUNDS: Director (since 2002)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Professor of Economics, Stanford
University (1973 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Cadence Design Systems (1992
to present)

JEANNE D. WOHLERS
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Director (since 1984)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------
32

OFFICERS

BARRY FINK
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUNDS: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as:
Director, ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUNDS: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

CHARLES A. ETHERINGTON
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUNDS: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUNDS: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present); and Controller, various American Century Investments funds
(1997 to September 2006)

JON ZINDEL
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUNDS: Tax Officer (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the funds' directors and is available without charge, upon request, by calling 1-800-345-2021.

------
33

APPROVAL OF MANAGEMENT AGREEMENTS
NT Equity Growth and NT Small Company

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century Investments, this process is referred to as the
"15(c) Process." The board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the board, the nature and quality of significant services provided by the advisor, the investment performance of the funds, shareholder services, audit and compliance functions and a variety of other matters relating to fund operations. Each year, it also holds a special meeting in connection with determining whether to renew the contracts for advisory services, to review fund performance, shareholder services, adviser profitability, audit and compliance matters, and other fund operational matters.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the "15(c) Providers") concerning NT Equity Growth and NT
Small Company (the "funds") and the services provided to the funds under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the funds;

* reports on the wide range of programs and services the advisor provides to the funds and its shareholders on a routine and non-routine basis;

* information about the compliance policies, procedures, and regulatory experience of the advisor;

* data comparing the cost of owning the funds to the cost of owning a similar fund;

* data comparing the funds' performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the funds to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the Directors at a special meeting and at a regularly scheduled quarterly meeting reviewed and discussed the information provided by the advisor throughout the year and to negotiate with the advisor the renewal of the management agreement, including the setting of the applicable advisory fee. The board had the benefit of the advice of its independent counsel throughout the period.

------
34

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, an independent data provider, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the funds. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the funds' portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal-services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the funds in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting and at the special meeting to consider renewal of the

------
35

advisory contract, the Directors, directly and through its Portfolio
Committee, reviews investment performance information for the funds, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the funds. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security and sector selection) and any efforts being undertaken to improve performance. NT Equity Growth's performance was above its benchmark for the three-year period and below its benchmark for the one-year period. NT Small Company's performance fell below its benchmark for both the one- and three-year periods during the past year. The board discussed the fund's performance with the advisor and was satisfied with the efforts being undertaken by the advisor.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the funds with a comprehensive package of transfer agency, shareholder, and other services. The
Directors, directly and through the various Committees of the Board, review reports and evaluations of such services at their regular quarterly meetings and at its special meeting to consider renewal of the Advisory Contract, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically.
They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the funds specifically, and the expenses incurred by the advisor in providing various functions to the funds. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund complex and the funds increase in size, and through reinvestment in its business to provide shareholders additional content and services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the funds reflect the complexity of assessing economies of scale.

------
36

COMPARISON TO OTHER FUNDS' FEES. The funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the funds' independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the funds and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the funds' unified fee to the total expense ratio of other funds in the funds' peer group. The unified fee charged to shareholders of the funds was in the lowest quartile of the total expense ratios of their peer groups.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the funds. The
Directors analyzed this information and concluded that the fees charged and services provided to the funds were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the funds. They concluded that the advisor's primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The
Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the funds to determine breakpoints in the funds' fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the Directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor and others concluded that the investment management agreement between the funds and the advisor is fair and reasonable in light of the services provided and should be renewed.

------
37

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments' website at americancentury.com and on the
Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the
"About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

------
38

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of
U.S. stock market performance.

The S&P SMALLCAP 600 INDEX, a capitalization-weighted index consisting of 600 domestic stocks, measures the small company segment of the U.S. market.

------
39

NOTES

------
40

[back cover]

[american century investments logo and text logo ®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE . . . . . . . . . . .       1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE . . . . . . . .       1-800-345-2021 or
                                                       816-531-5575

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS . . . . . . . . . . . . . . . .       1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES . .       1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF . . . . .       1-800-634-4113

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0808
CL-ANN-61138N

ITEM 2.  CODE OF ETHICS.

a.   The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

b.   No response required.

c.   None.

d.   None.

e.   Not applicable.

f.   The registrant's Code of Ethics for Senior Financial Officers was filed as
     Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.'s
     Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on
     September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)    The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)    Peter F. Pervere, Jeanne D. Wohlers and Ronald J. Gilson are the
          registrant's designated audit committee financial experts. They are
          "independent" as defined in Item 3 of Form N-CSR.

(a)(3)    Not applicable.

(b)       No response required.

(c)       No response required.

(d)       No response required.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)       Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal  accountant for the audit of the registrant's annual  financial  statements  or  services  that are  normally  provided by the accountant in connection  with statutory and  regulatory  filings or engagements for those fiscal years were as follows:

          FY 2007:  $225,075
          FY 2008:  $228,571

(b)       Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal  accountant that are reasonably related to the performance of the audit of the  registrant's  financial  statements and are not reported under paragraph (a) of this Item were as follows:

          For services rendered to the registrant:

          FY 2007:  $0
          FY 2008:  $0

          Fees required to be approved pursuant to paragraph  (c)(7)(ii) of Rule
          2-01 of Regulation S-X (relating to certain  engagements for non-audit services with the registrant's investment adviser and its affiliates):

          FY 2007:  $0
          FY 2008:  $0

(c)       Tax Fees.

The aggregate fees billed in each of the last two fiscal years for  professional services  rendered by the principal  accountant for tax compliance,  tax advice, and tax planning were as follows:

          For services rendered to the registrant:

          FY 2007:  $0*
          FY 2008:  $0

          * This amount has been restated as certain prior year services related to review of federal and state income tax forms and federal excise tax forms that were paid in advance were  refunded as  management  changed service providers.

          Fees required to be approved pursuant to paragraph  (c)(7)(ii) of Rule
          2-01 of Regulation S-X (relating to certain  engagements for non-audit services with the registrant's investment adviser and its affiliates):

          FY 2007:  $0
          FY 2008:  $0

(d)       All Other Fees.

The aggregate  fees billed in each of the last two fiscal years for products and services provided by the principal accountant,  other than the services reported in paragraphs (a) through (c) of this Item were as follows:

          For services rendered to the registrant:

          FY 2007:  $0
          FY 2008:  $0

          Fees required to be approved pursuant to paragraph  (c)(7)(ii) of Rule
          2-01 of Regulation S-X (relating to certain  engagements for non-audit services with the registrant's investment adviser and its affiliates):

          FY 2007:  $0
          FY 2008:  $0

(e)(1)    In accordance  with paragraph  (c)(7)(i)(A) of Rule 2-01 of Regulation
          S-X,  before the  accountant  is engaged by the  registrant  to render audit  or  non-audit  services,  the  engagement  is  approved  by the registrant's audit committee. Pursuant to paragraph (c)(7)(ii) of Rule
          2-01  of  Regulation  S-X,  the  registrant's   audit  committee  also
          pre-approves its accountant's  engagements for non-audit services with the  registrant's  investment  adviser,  its parent  company,  and any entity  controlled  by, or under common  control  with the  investment adviser  that  provides  ongoing  services to the  registrant,  if the engagement relates directly to the operations and financial  reporting of the registrant.

(e)(2)    All services  described in each of paragraphs  (b) through (d) of this
          Item were pre-approved before the engagement by the registrant's audit
          committee   pursuant  to  paragraph   (c)(7)(i)(A)  of  Rule  2-01  of
          Regulation S-X.  Consequently,  none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)       The  percentage  of  hours  expended  on  the  principal  accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were  attributed to work  performed by persons other than the principal accountant's  full-time,  permanent employees was less than 50%.

(g)       The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant,  and rendered to the registrant's investment  adviser  (not  including  any  sub-adviser  whose  role is primarily  portfolio  management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common  control with the adviser  that  provides  ongoing services to the  registrant  for each of the last two fiscal  years of the registrant were as follows:

          FY 2007:  $14,400*
          FY 2008:  $90,000

          * This amount has been restated as certain prior year services related to review of federal and state income tax forms and federal excise tax forms that were paid in advance were  refunded as  management  changed service providers.

(h)       The registrant's  investment  adviser and accountant have notified the registrant's  audit  committee  of all  non-audit  services  that were rendered by the registrant's accountant to the registrant's investment adviser,  its parent company,  and any entity  controlled by, or under common control with the investment  adviser that provides  services to the  registrant,  which services were not required to be  pre-approved pursuant to paragraph  (c)(7)(ii) of Rule 2-01 of Regulation  S-X. The notification  provided to the  registrant's  audit committee  included sufficient  details  regarding such services to allow the registrant's audit  committee  to  consider  the  continuing  independence  of  its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)  The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
     1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of
     1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)    Registrant's Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation
          Portfolios, Inc.'s Certified Shareholder Report on Form N-CSR, File
          No. 811-21591, on September 29, 2005.

(a)(2)    Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment
          Company Act of 1940, are filed and attached hereto as Exhibit
          99.302CERT.

(a)(3)    Not applicable.

(b)       A certification by the registrant's chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

By:      /s/ Jonathan S. Thomas
         ---------------------------------------------
         Name:  Jonathan S. Thomas
         Title: President

Date:    August 29, 2008

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Jonathan S. Thomas
         ---------------------------------------------
         Name:  Jonathan S. Thomas
         Title: President
                (principal executive officer)

Date:    August 29, 2008

By:      /s/ Robert J. Leach
         ---------------------------------------------
         Name:  Robert J. Leach
         Title: Vice President, Treasurer, and
                Chief Financial Officer
                (principal financial officer)

Date:    August 29, 2008